NEUBERGER BERMAN EQUITY FUNDS
                          NEUBERGER BERMAN EQUITY TRUST
                         NEUBERGER BERMAN EQUITY ASSETS
                         NEUBERGER BERMAN EQUITY SERIES

                          NEUBERGER BERMAN INCOME FUNDS
                          NEUBERGER BERMAN INCOME TRUST


                                 August 15, 2000

Dear Shareholder:

The attached Combined Proxy Statement and Prospectus discusses several Proposals to be voted upon by the holders of certain Neuberger Berman funds. As a shareholder of the funds, you are asked to review the Combined Proxy Statement and Prospectus and to cast your vote on the Proposals that relate to the funds you own. THE BOARDS OF TRUSTEES OF THE NEUBERGER BERMAN (NB) FUNDS UNANIMOUSLY RECOMMEND A VOTE FOR ALL OF THE PROPOSALS.

To save your funds' money, we are using a single Combined Proxy Statement and Prospectus for all Neuberger Berman funds, even though some proposals do not apply to all funds. To find the proposals that relate to your fund(s), please turn to the index on page 3 and find the name(s) of the fund(s) you own.

The goal of one of the proposals is to make the funds more efficient to operate and the structure easier to understand. Other proposals would allow certain funds greater investment flexibility; one authorizes certain funds to adopt a distribution and shareholder services plan.

YOUR VOTE IS IMPORTANT TO US. VOTING YOUR SHARES EARLY WILL PERMIT THE FUNDS TO AVOID COSTLY FOLLOW-UP MAIL AND TELEPHONE SOLICITATION. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting on the Internet or by telephone - instructions can be found on your proxy card. If we do not hear from you by September 7, our proxy solicitor may contact you.

If you have any questions, please call 1-800-877-9700. Our representatives will be glad to assist you. Thank you for your response and your continued support of the Neuberger Berman funds.

                                              Very truly yours,



                                              /s/ Peter Sundman
                                              -----------------------------
                                              Peter Sundman
                                              President
                                              Neuberger Berman Management Inc.

                          NEUBERGER BERMAN EQUITY FUNDS
                          NEUBERGER BERMAN EQUITY TRUST
                         NEUBERGER BERMAN EQUITY ASSETS
                         NEUBERGER BERMAN EQUITY SERIES


      (INCLUDING, WHERE APPLICABLE, THE CENTURY, FOCUS, GENESIS, GUARDIAN, INTERNATIONAL,MANHATTAN, MILLENNIUM, PARTNERS, REGENCY, SOCIALLY RESPONSIVE AND
                               TECHNOLOGY SERIES)
                                 (EACH A "FUND")


                          NEUBERGER BERMAN INCOME FUNDS
                          NEUBERGER BERMAN INCOME TRUST


  (INCLUDING, WHERE APPLICABLE, THE CASH RESERVES, GOVERNMENT MONEY FUND, HIGH YIELD BOND FUND, MUNICIPAL MONEY FUND AND MUNICIPAL SECURITIES TRUST AND THE
              INSTITUTIONAL CASH AND LIMITED MATURITY BOND SERIES)
                                 (EACH A "FUND")


                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 2000

                            ------------------------

WHO IS ASKING FOR YOUR VOTE?


The Board of Trustees of your fund.


WHERE WILL THE MEETING BE HELD?

The meeting will be held at the offices of Neuberger Berman, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on October 31, 2000 at 10:30 a.m. Eastern time.

WHAT PROPOSALS APPLY TO EACH FUND?

The following table summarizes each proposal to be presented at the meeting and the funds whose shareholders the Board is soliciting with respect to each proposal:




-------------------------------------------------------------------------------------------------
Name of Fund                   Proposals (Page Number of Combined Proxy Statement and Prospectus)
-------------------------------------------------------------------------------------------------


NB Cash Reserves                1.  To elect Trustees (p.24)
                                2.  To approve a change in the fundamental
                                    investment limitation concerning
                                    diversification (p.32)
                                3.  To ratify the selection of independent
                                    auditor/accountants (p.33)
                                6.  To approve a change in the fundamental
                                    restriction on industry concentration (p. 98)


-------------------------------------------------------------------------------

NB Century Fund                 1.  To elect Trustees (p.24)
NB Focus Fund                   2.  To approve a change in the fundamental
NB Genesis Fund                     investment limitation concerning
NB Guardian Fund                    diversification (p. 32)
NB High Yield Bond Fund         3.  Ratifying selection of independent
NB International Fund               auditor/accountants (p. 33)
NB Limited Maturity Bond Fund
NB Manhattan Fund
NB Millennium Fund
NB Municipal Money Fund
NB Municipal Securities Trust
NB Partners Fund
NB Regency Fund
NB Socially Responsive Fund
NB Technology Fund


-------------------------------------------------------------------------------
NB Government Money Fund        1.  To elect Trustees (p. 24)
                                2.  To approve a change in the fundamental
                                    investment limitation concerning
                                    diversification (p. 32)
                                3.  To ratify the selection of independent
                                    auditor/accountants (p. 33)
                                7.  To modify the fund's fundamental
                                    restrictions on:
                                    A.  Investing in government securities (p. 100)
                                    B.  Repurchase Agreements (p. 100)
                                    C.  Borrowing policy to permit purchase of
                                        reverse repurchase agreements (p. 101)
                                    D.  To permit securities lending (p. 102)

-------------------------------------------------------------------------------
NB Century Trust                1.  To elect Trustees (p. 24)
NB Focus Trust                  2.  To approve a change in the fundamental
NB International Trust              investment limitation concerning
NB Institutional Cash Trust         diverisification (p. 32)
NB Limited Maturity Bond Trust  3.  To ratify the selection of independent
NB Manhattan Trust                  auditor/accountants (p. 33)
                                4.  To Approve an Agreement and Plan of
                                    Reorganization (p. 34)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Name of Fund                    Proposals
-------------------------------------------------------------------------------

NB Millennium Trust             1.  To elect Trustees (p. 24)
NB Regency Trust                2.  To approve a change in the fundamental
                                    investment limitation on diversification (p. 32)
NB Socially Responsive Trust    3.  To ratify the selection of independent
                                    auditor/accountants (p. 32)
NB Technology Trust
                                4.  To Approve an Agreement and Plan of
                                    Reorganization (p. 34)

-------------------------------------------------------------------------------
NB Genesis Trust                1.  To elect Trustees (p. 24)
NB Guardian Trust               2.  To change the fundamental investment
                                    limitation on diversification (p. 32)
NB Partners Trust               3.  To ratify the selection of independent
                                    auditor/accountants (p. 33)
                                4.  To approve an Agreement and Plan of
                                    Reorganization (p. 34)
                                5.  To approve a Distribution and
                                    Shareholder Services Plan (p. 90)

--------------------------------------------------------------------------------
NB Focus Assets                 1.  To elect of Trustees (p. 24)
NB Genesis Assets               2.  To approve a change in the fundamental
NB Guardian Assets                  investment limitation on diversification (p. 32)
NB Manhattan Assets             3.  To ratify the selection of independent
NB Millennium Assets                auditor/accountants (p. 33)
NB Partners Assets              4.  To approve an Agreement and Plan of
NB Socially Responsive Assets       Reorganization (p. 34)

--------------------------------------------------------------------------------


 EACH PROPOSAL IS DISCUSSED IN GREATER DETAIL IN THE ATTACHED PROXY STATEMENT.

WHO IS ELIGIBLE TO VOTE?

You are entitled to vote at the meeting and any adjournment if you owned shares of one or more funds at the close of business on AUGUST 15, 2000.
                                                 ---------------

WHAT ARE THE DIFFERENT WAYS TO VOTE THIS PROXY?

There are a number of ways to vote your shares:

     o BY MAIL: You may vote by completing the enclosed proxy card by dating, signing and returning it in the postage paid envelope. PLEASE NOTE THAT IF YOU SIGN AND DATE THE PROXY CARD(S) BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE.

     o BY PHONE: You may vote by telephone by calling the number on your proxy card.

     o VIA THE INTERNET: You may vote through the Internet by visiting the website on your proxy card.

     o IN PERSON: If you plan to attend the meeting, you may vote in person. (PLEASE NOTE, THAT IF YOU VOTE A PROXY AND THEN VOTE IN PERSON AT THE MEETING, YOUR PROXY IS AUTOMATICALLY REVOKED.) IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL THE FUNDS AT (800) 877-9700.

     If you own shares of more than one fund, you must submit a separate proxy card for each fund in which you own shares. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

     Any additional proposals submitted to a vote at the meeting by anyone other than the officers or Trustees of the funds may be voted only in person or by written proxy.

                                    By order of the Board of Trustees,

                                    /S/ Claudia A. Brandon
                                    ------------------------------------
                                    Claudia A. Brandon
                                    Secretary
                                    Neuberger Berman Equity Funds
                                    Neuberger Berman Equity Trust
                                    Neuberger Berman Equity Assets
                                    Neuberger Berman Equity Series
                                    Neuberger Berman Income Funds
                                    Neuberger Berman Income Trust




August 15, 2000

New York, New York

                          NEUBERGER BERMAN EQUITY FUNDS
                          NEUBERGER BERMAN EQUITY TRUST
                         NEUBERGER BERMAN EQUITY ASSETS
                         NEUBERGER BERMAN EQUITY SERIES

                          NEUBERGER BERMAN INCOME FUNDS
                          NEUBERGER BERMAN INCOME TRUST

                           605 Third Avenue, 2nd Floor

                          New York, New York 10158-0180

                                  800-877-9700

                     COMBINED PROXY STATEMENT AND PROSPECTUS

     This Combined Proxy Statement and Prospectus, which includes a Notice of Special Meeting of Shareholders, a Proxy Statement and one or more Proxy Cards, is for the special meeting of shareholders of the Neuberger Berman Equity group of funds (Neuberger Berman Equity Funds, Equity Trust, Equity Assets, and Equity Series) and the Neuberger Berman Income group of funds (Neuberger Berman Income Funds and Income Trust), to be held on October 31, 2000, and any adjournment thereof ("Meeting").

     This Combined Proxy Statement and Prospectus contains information about several proposals that relate to the Neuberger Berman funds. Some proposals relate to some of the funds but not others, so depending on which funds you own, you may not be asked to vote on all of the proposals.

PROPOSAL 1 (APPLIES TO ALL SHAREHOLDERS OF ALL THE FUNDS): To elect Trustees to serve on the Board of Trustees until their successors are duly elected and qualified.

PROPOSAL 2 (APPLIES TO ALL SHAREHOLDERS OF ALL THE FUNDS): To approve a change in a fundamental investment limitation.

PROPOSAL 3 (APPLIES TO ALL SHAREHOLDER OF ALL THE FUNDS): To ratify the selection of independent auditors or accountants for each fund.


PROPOSAL 4 (APPLIES TO SHAREHOLDERS OF: NB CENTURY TRUST
                                        NB FOCUS TRUST AND NB FOCUS ASSETS
                                        NB GENESIS TRUST, NB GENESIS ASSETS AND
                                        NB GENESIS INSTITUTIONAL
                                        NB GUARDIAN TRUST AND NB GUARDIAN ASSETS
                                        NB INSTITUTIONAL CASH TRUST
                                        NB INTERNATIONAL TRUST
                                        NB LIMITED MATURITY BOND TRUST
                                        NB MANHATTAN TRUST AND NB MANHATTAN
                                         ASSETS

                                        NB MILLENNIUM TRUST AND NB MILLENNIUM
                                         ASSETS
                                        NB PARTNERS TRUST AND NB PARTNERS ASSETS
                                        NB REGENCY TRUST
                                        NB SOCIALLY RESPONSIVE TRUST AND NB
                                         SOCIALLY RESPONSIVE ASSETS
                                        NB TECHNOLOGY TRUST):

To approve an Agreement and Plan of Reorganization ("Reorganization Plan") providing for the reorganization of each fund from the current two-level master-feeder structure to a single-level multi-class structure.

PROPOSAL 5 (APPLIES TO SHAREHOLDERS OF NB GENESIS TRUST, NB GUARDIAN TRUST AND NB PARTNERS TRUST): To approve a distribution and shareholder services plan to authorize each fund to spend annually 0.10% of average daily net assets to obtain distribution and/or shareholder services.

PROPOSAL 6 (APPLIES TO SHAREHOLDERS OF NB CASH RESERVES): To approve a change to the fund's fundamental restriction on industry concentration to permit concentration in the financial services group of industries.

PROPOSAL 7 (APPLIES TO SHAREHOLDERS OF NB GOVERNMENT MONEY FUND): To approve a change in the fund's fundamental policies to (A) permit the fund to invest in all securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (B) permit the fund to invest in repurchase agreements in an effort to earn more income; (C) modify the fund's borrowing policy to permit the fund to use reverse repurchase agreements; and
(D) modify the fund's lending policy to permit the fund to loan portfolio securities.

     THE REORGANIZATION. The proposed Reorganization would not alter your current investment program. It would simply change the operational structure of the Neuberger Berman funds, so that they may benefit from certain efficiencies and cost savings. The funds would be changing to a structure that is more common in the mutual fund industry.

     Like your current fund, the new single-level fund is an open-end, management investment company comprised of a group of diversified series. These series have investment programs that are identical to the similarly named series of your current fund. Unlike your current fund, however, each series of the new fund has classes of shares. After the Reorganization, you will hold shares of the class that corresponds to your current fund.

     If you are a shareholder of Neuberger Berman Equity Trust, Equity Series or Equity Assets, then after the Reorganization, you will hold class shares of a corresponding series of NEUBERGER BERMAN EQUITY FUNDS. For example, if you currently hold shares of Guardian Trust, after the Reorganization you will hold Trust Class shares of the Guardian series of Neuberger Berman Equity Funds.

     Likewise, if you are a shareholder of Neuberger Berman Income Trust, then after the Reorganization, you will hold Trust class shares of a corresponding series of NEUBERGER BERMAN INCOME FUNDS.


     If you approve the Agreement and Plan of Reorganization ("Reorganization Plan") your fund would become part of a new single-level fund that invests its assets directly in the securities markets. The new fund would have classes of shares that would correspond to the current feeder funds. The investment program, management arrangements, and operations of the new single-level fund would be identical to those of your present fund, and your rights as a shareholder would remain essentially unchanged.


     The Board of Trustees of each fund that proposes to participate in the Reorganization and Neuberger Berman Management Inc. ("NBMI"), the funds' investment manager, administrator and distributor, believe that the
Reorganization:





     o may produce in certain administrative efficiencies and cost savings for the funds,


     o may enhance its ability to market and sell shares of the funds by utilizing the more common multi-class structure.


     This Combined Proxy Statement and Prospectus sets forth concisely the information that a shareholder of the funds should know before voting on the proposed Reorganization and other actions. It should be read and retained for future reference. The current prospectuses of Neuberger Berman Equity Funds, dated December 1, 1999, Neuberger Berman Technology Fund, dated April 17, 2000, and Neuberger Berman Income Funds, dated March 1, 2000, are incorporated by reference into (and legally a part of) Proposal 4 of this Combined Proxy Statement and Prospectus. If you are being asked to vote on Proposal 4, copies of the prospectuses are enclosed for your reference. (Shareholders of Equity Funds and Income Funds are not receiving prospectuses because you are not required to vote on Proposal 4 and because you have already received one or both as current shareholders. You may request another prospectus by contacting the funds at the address or telephone number below.)


     Additional information about Neuberger Berman Equity Funds and Income Funds appears in the funds' Statements of Additional Information dated December 1, 1999 and March 1, 2000, and in the Statement of Additional Information of Neuberger Berman Technology Fund dated April 17, 2000, which are also incorporated by reference into this Combined Proxy Statement and Prospectus. The Statements of Additional Information are available without charge by writing the Neuberger Berman Funds at 605 Third Avenue, 2nd Floor New York, New York 10158-0180, or calling at 800-877-9700.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               VOTING INFORMATION


     The Boards of Trustees of Neuberger Berman Equity Funds, Equity Trust, Equity Assets and Equity Series, and the Boards of Trustees of Neuberger Berman Income Funds and Income Trust (each a "Trust" and collectively, the "Trusts") are asking you to sign the enclosed proxy card(s) for use at a Special Meeting of Shareholders of the funds listed on the front cover, to be held on October 31, 2000 at 10:30 a.m. Eastern time, at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and at any adjournments thereof (the "Meeting"). This combined Proxy Statement and Prospectus is first being mailed on or about August 15, 2000.


     One-third of each fund's shares outstanding and entitled to vote on August 15, 2000 ("Record Date"), represented in person or by proxy, make up a quorum and must be present for the transaction of business at the Meeting with respect to that fund. Shares of all funds that make up a single Trust will vote together for the election of Trustees (Proposal 1), and the presence of one-third of an entire Trust constitutes a quorum for purposes of that proposal. Each fund's shareholders will vote separately on each other Proposal with respect to that fund; if you are a shareholder of more than one fund, you will be voting on each such Proposal separately with respect to each fund in which you hold shares.

     If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve any Proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of those shares voting at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on any one or more of the Proposals in this Combined Proxy Statement and Prospectus prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.


     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted FOR each Proposal described in the accompanying Notice of Special Meeting of Shareholders and FOR the election of each candidate nominated by the Board to serve as a Trustee. Proxies that reflect "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be counted for purposes of determining a quorum and will have no effect on the outcome of the Proposals. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the Proposals. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian shall vote the shares in the account in accordance with instructions given by the Depositor. However, if the Depositor fails to provide instructions on how to vote the shares in the account, the Custodian shall vote the undirected shares in the same proportion as shares are voted considering all shares of the fund for which instructions are received.

     Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the relevant Trust at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmission or personal meetings with officers and employees of NBMI, affiliates of NBMI or other representatives of the funds. NBMI serves as principal underwriter and administrator of the funds. NBMI and its affiliates will not receive any compensation from the fund for proxy solicitation activities. Proxy solicitations may also be made by our proxy solicitor. If votes are recorded by telephone, our proxy solicitor will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail or through a secure Internet site. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the funds. PLEASE NOTE THAT WHILE PROXIES MAY BE VOTED BY TELEPHONE OR THROUGH THE INTERNET WITH RESPECT TO EACH PROPOSAL, ANY PROPOSAL SUBMITTED TO A VOTE AT THE MEETING BY ANYONE OTHER THAN THE OFFICERS OR TRUSTEES OF THE TRUSTS MAY BE VOTED ONLY IN PERSON OR BY WRITTEN PROXY.

     For soliciting services, our proxy solicitor will be paid fees and expenses of up to approximately $6,079, $311,209, $133,512, $520,036, $32,724, $154,645,
$46,082,  $427,048,  $1,856,  $19,737,  and $1,884 for Neuberger Berman Century,
Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, Socially Responsive and Technology Funds, respectively. Our proxy solicitor will be paid fees and expenses of up to approximately $457, $70,711, $180,355, $290,874, $1,006, $25,895, $3,653, $174,892, $6,186, $7,406, and $446
for Neuberger Berman Century, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, Socially Responsive and Technology Trust, respectively. Our proxy solicitor will be paid fees and expenses of up to approximately $2,397, $33,200, $9,642, $1,426, $48, $19,000, and $77 for
Neuberger Berman Focus, Genesis, Guardian, Manhattan, Millennium, Partners and Socially Responsive Assets, respectively. Our proxy solicitor will be paid fees and expenses of up to approximately $0 for Neuberger Berman Genesis Institutional.

     For soliciting services, our proxy solicitor will be paid fees and expenses of up to approximately $69,269, $21,233, $790, $10,913, $17,147, and $1,704 for
Neuberger Berman Cash Reserves, Government Money Fund, High Yield Bond Fund, Limited Maturity Bond Fund, Municipal Money Fund and Municipal Securities Trust, respectively. Our proxy solicitor will be paid fees and expenses of up to approximately $20,563 and $ 9,967 for Neuberger Berman Limited Maturity Bond and Institutional Cash Trust, respectively.


     The funds are separate series of their respective Trusts. For example, each Equity fund is a series of either NB Equity Funds, NB Equity Trust, NB Equity Assets or NB Equity Series. Each Equity fund (except for Neuberger Berman International Fund and International Trust) invests all of its net investable assets in a corresponding master fund, which is a series of Equity Managers Trust, a New York common law trust registered as an open-end management investment company. Neuberger Berman International Fund and International Trust invest in a corresponding master fund, a series of Global Managers Trust, a New York common law trust registered as an open-end management investment company.

     Similarly, each Income fund is a series of either NB Income Funds or NB Income Trust. Each Income fund invests all of its net investable assets in a corresponding master fund, which is a series of Income Managers Trust, a New York common law trust registered as an open-end management investment company. NBMI serves as the investment manager and Neuberger Berman, LLC ("Neuberger Berman") serves as sub-adviser to each series of Equity Managers Trust, Global Managers Trust and Income Managers Trust. Each Managers Trust series invests in securities in accordance with an investment objectives, policies, and limitations identical to those of its corresponding funds.


     As of May 31, 2000, the following numbers of shares were outstanding with respect to each fund:

                     NEUBERGER BERMAN EQUITY GROUP OF FUNDS



-------------------------------------------------------------------------------------------------
    SERIES       NB EQUITY FUNDS     NB EQUITY TRUST      NB EQUITY ASSETS     NB EQUITY SERIES
-------------------------------------------------------------------------------------------------
Century              3,078,480            162,298                 N/A                 N/A
-------------------------------------------------------------------------------------------------
Focus               38,666,424          8,898,394                 339,934            N/A
-------------------------------------------------------------------------------------------------
Genesis             41,626,081          27,946,499              6,215,023         9,139,474
-------------------------------------------------------------------------------------------------
Guardian           140,791,769          72,377,898              1,789,995            N/A
-------------------------------------------------------------------------------------------------
International       9,280,619            211,885                 N/A                 N/A
-------------------------------------------------------------------------------------------------
Manhattan           53,475,158          5,058,044                 201,709            N/A
-------------------------------------------------------------------------------------------------
Millennium          8,703,527            509,827                   16,783            N/A
-------------------------------------------------------------------------------------------------
Partners            91,997,828          35,278,693              3,384,097            N/A
-------------------------------------------------------------------------------------------------
Regency              819,438            1,900,095                N/A                 N/A
-------------------------------------------------------------------------------------------------
Socially            5,176,666           1,967,394                  22,359            N/A
Responsive
-------------------------------------------------------------------------------------------------
Technology          1,246,774            200,033                 N/A                 N/A
-------------------------------------------------------------------------------------------------

                               NEUBERGER BERMAN INCOME GROUP OF FUNDS


---------------------------------------------------------------------------------------
             SERIES                     NB INCOME FUNDS           NB INCOME TRUST
---------------------------------------------------------------------------------------
Cash Reserves                          1,211,106,231                   N/A
---------------------------------------------------------------------------------------
Government Money                          379,346,979                   N/A
---------------------------------------------------------------------------------------
High Yield Bond                             1,844,121                   N/A
---------------------------------------------------------------------------------------
Institutional Cash                             0                    74,600,995
---------------------------------------------------------------------------------------
Limited Maturity Bond                      20,161,604                3,804,748
---------------------------------------------------------------------------------------
Municipal Money                           299,551,941                   N/A
---------------------------------------------------------------------------------------
Municipal Securities Trust                  2,770,095                   N/A
---------------------------------------------------------------------------------------



In addition, to the Trusts' knowledge, as of May 31, 2000, the following are all of the beneficial and record owners of more than five percent of each fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the funds of their policy to maintain the confidentiality of holdings in their client accounts unless disclosure is expressly requied by law.


------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OF OWNER                         PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
NB Century Trust               Neuberger  Berman*                                    92.42%
                               55 Water Street, 27th Floor
                               Attn:  Ron Staib, OPS Control
                               New York, NY  10041-0001

------------------------------------------------------------------------------------------------
                               National Financial Services Corp                       6.33%
                               For the Exclusive Benefit of Our
                               Customers
                               PO Box 3908
                               Church Street Station
                               New York, NY  10008-3908

------------------------------------------------------------------------------------------------
NB Focus Trust                 Smith Barney Inc.                                     22.44%
                               00109801250
                               388 Greenwich Street
                               New York, NY  10012-2339

------------------------------------------------------------------------------------------------

                                               - 12 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OF OWNER                         PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               EMJAYCO                                               11.47%
                               Omnibus Account
                               PO Box 170910
                               Milwaukee, WI  53217

------------------------------------------------------------------------------------------------
                               American Express Trust Co.                            11.81%
                               Benefit of American Express
                               Trust Retirement Services Plans
                               Attn:  Pat Brown
                               50534 AXP Financial Center
                               Minneapolis, MN  55474

------------------------------------------------------------------------------------------------
                               National Financial Services Corp                       6.87%
                               For the Exclusive Benefit of Our
                               Customers
                               PO Box 3908
                               Church Street Station
                               New York, NY  10008-3908

------------------------------------------------------------------------------------------------
                               Boston Safe Deposit & Trust Co. TTEE                   8.81%
                               TWA Inc Pilots Directed Acct. Plan &
                               401K Plan for Pilots of TWA Inc.
                               Attn:  Lisa Bove
                               135 Santilli Highway #26-0320
                               Everett, MA  02149-1906

------------------------------------------------------------------------------------------------
                               AETNA Life Insurance & Annuity Co.                     7.57%
                               ACES-Separate Account F
                               Attn: Valuation Unit TS31
                               151 Farmington Avenue
                               Hartford, CT  06156-0001

------------------------------------------------------------------------------------------------
NB Genesis Trust               Fidelity Investments Inst. OPS Co. as                 19.64%
                               Agent for Certain EE Benefit PL
                               100 Magellan Way
                               Mailzone KWIC
                               Covington, KY  41015

------------------------------------------------------------------------------------------------
                               Smith Barney
                               00109801250
                               388 Greenwich Street
                               New York, NY  10012-2339
------------------------------------------------------------------------------------------------

                                               - 13 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OF OWNER                         PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               National Financial Services Corp                      14.53%
                               For the Exclusive Benefit of Our
                               Customers
                               PO Box 3908
                               Church Street Station
                               New York, NY  10008-3908

------------------------------------------------------------------------------------------------
                               Nationwide Life Insurance Co.                          6.55%
                               QPVA
                               c/o IPO Portfolio Accounting
                               PO Box 182029
                               Columbus, OH  43218-2029
------------------------------------------------------------------------------------------------
NB Guardian Trust              The Manufacturers Life Insurance Co.                  26.21%
                               USA
                               Attn:  Rosie Chuck Pension Acctg.
                               200 Floor Street E NT3
                               Toronto ON N4W1E5
                               Canada

------------------------------------------------------------------------------------------------
                               Fidelity Investments Inst. OPS Co. as                 14.51%
                               Agent for Certain EE Benefit PL
                               100  Magellan Way
                               Mailzone KWIC Covington, KY  41015

------------------------------------------------------------------------------------------------
                               Nationwide Life Insurance Co.                          9.25%
                               QPVA
                               c/o IPO Portfolio Accounting
                               PO Box 182029
                               Columbus, OH  43218-2029

------------------------------------------------------------------------------------------------
                               Variable Annuity Life Insurance                        5.50%
                               Company (VALIC)
                               2929 Allen Parkway L7-01
                               Houston, TX  77019-2197

------------------------------------------------------------------------------------------------
                               Connecticut General Life Insurance                     5.38%
                               Company
                               350 Church Street
                               PO Box 2975 M-1-10
                               Hartford, CT  06104-2975

------------------------------------------------------------------------------------------------

                                               - 14 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OF OWNER                         PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               National Financial Services Corp                       4.94%
                               For the Exclusive Benefit of Our
                               Customers
                               PO Box 3908
                               Church Street Station
                               New York, NY  10008-3908

------------------------------------------------------------------------------------------------
NB International Trust         Chase Manhattan Bank TTEE                             23.31%
                               Various Retirement Plans
                               Under PPI Retirement Programs
                               Professional Pensions Inc.
                               444 Foxon Road
                               East Haven, CT  06513-2019

------------------------------------------------------------------------------------------------
                               Fleet Trust Corporation                               19.08%
                               FBO Third Party M P Alliances
                               Attn:  David Nabb
                               PO Box 2197
                               Boston, MA  02106-2197

------------------------------------------------------------------------------------------------
                               National Financial Services Corp                      17.71%
                               For the Exclusive Benefit of Our
                               Customers
                               200 Liberty Street
                               1 World Financial Center
                               Attn:  Mutual Funds Dept - 5th Floor
                               New York, NY  10281-1003

------------------------------------------------------------------------------------------------
                               Neuberger Berman Trust                                 9.87%
                               T/F Lillian  Vernon Corp*
                               401K Profit Sharing Plan
                               1 Theall RDL
                               Rye, NY 10580-1404

------------------------------------------------------------------------------------------------
                               Smith Barney Inc                                      22.97%
                               00109801250
                               388 Greenwich Street
                               New York, NY  10012-2339

------------------------------------------------------------------------------------------------
NB Manhattan Trust             The Northern Trust Co TTEE                            49.03%
                               Pro Case Corporation 22-75833
                               Attn:  Ken King
                               Chicago, IL  60675-2956

------------------------------------------------------------------------------------------------



                                               - 15 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OF OWNER                         PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               MAC & Co A/C 195-643                                  13.91%
                               AEOF1956432
                               P.O. Box 3198
                               Mutual Funds Operations
                               Pittsburgh, PA  15230-3198

------------------------------------------------------------------------------------------------
                               Fleet National Bank                                    9.49%
                               Aetna/Fleet  Directed Trustee
                               U/A Dtd 4/22/96
                               151 Farmington  Avenue,   Suite  T531
                               Hartford,   CT 06156-0001

------------------------------------------------------------------------------------------------
                               Fidelity Investments Inst Ops                          6.18%
                               CO as Agency for Certain EE Benefit
                               PL
                               Mailzone KWIC
                               Covington, KY  41015

------------------------------------------------------------------------------------------------
NB Millennium Trust            National Financial Serv Corp                          86.68%
                               For the Exclusive Benefit of Our
                               Customers
                               P.O. Box 3908
                               Church Street Station
                               New York, NY  10008-3908

------------------------------------------------------------------------------------------------
                               Donaldson, Lufkin & Jenrette Securities                6.88%
                               Corporation
                               Pershing Division
                               Mutual Fund Balancing
                               P.O. Box 2052
                               Jersey City, NY  07303-2052

------------------------------------------------------------------------------------------------
NB Partners Trust              Nationwide Life Insurance                             20.06%
                               QPVA
                               c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH  43218-2029

------------------------------------------------------------------------------------------------
                               Connecticut General Life Insurance                    11.27%
                               Company
                               350 Church Street
                               P.O. Box 2975 N-110
                               Hartford, CT  06104-2975

------------------------------------------------------------------------------------------------

                                               - 16 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OF OWNER                         PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               PRC Inc                                               10.43%
                               c/o T. Rowe Price Financial
                               Attn:  Asset Room
                               P.O. Box 17215
                               Baltimore, MD  21297-1215

------------------------------------------------------------------------------------------------
                               National Financial Serv Corp for the                   8.17%
                               Exclusive Benefit of Our Customers
                               P.O. Box 3908
                               Church Street Station
                               New York, NY  10008-3908

------------------------------------------------------------------------------------------------
                               Fidelity Investments Instit Oper Co as                 7.58%
                               Agent for Certain Benefit Pln
                               100 Magellan Way
                               Mailzone KWIC Covington, KY  41015-1999

------------------------------------------------------------------------------------------------
                               Northern Trust Co TTEE                                 6.12%
                               FBO:  Phycor Savings Plan DV
                               P.O. Box 92956
                               Chicago, IL  60675-2956

------------------------------------------------------------------------------------------------
NB Regency Trust               Boston Safe Deposit & Trust Co TTEE                   97.77%
                               TWA Inc Pilots Directed Acct Plan
                               & 401K Plan for Pilots of TWA Inc
                               Attn: Lisa Bove
                               135 Santilli Hwy  #026-0320
                               Everett, MA  02149-1906

------------------------------------------------------------------------------------------------
NB Socially Responsive Trust   ICMA Retirement Trust                                 60.32%
                               777 N Capitol Street NE
                               Washington, DC  20002-4239

------------------------------------------------------------------------------------------------
                               Delaware Charter Guarantee & Trust                     6.74%
                               Cust FBO Principal Mutual Life Ins
                               CD DTD 1/1/96
                               PO Box 8706
                               Wilmington, DE  19899-8706

------------------------------------------------------------------------------------------------

                                               - 17 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OF OWNER                         PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               Chase Manhattan Bank TTEE                              6.88%
                               Avon Products Inc
                               Svngs & Stock Ownership 12/28/84
                               1345 Avenue of the Americas
                               New York, NY  10105-0302

------------------------------------------------------------------------------------------------
                               National Financial Serv Corp                           5.22%
                               For The Exclusive Benefit of Our
                               Customers
                               PO Box 3908
                               Church Street Station
                               New York, NY  10008-3908

------------------------------------------------------------------------------------------------
                               The Union Central Life Ins Co                          5.15%
                               401K Group SEP Acct
                               1876 Waycross RD
                               PO Box 40888
                               Cincinnati, OH  45240-0888

------------------------------------------------------------------------------------------------
NB Technology Trust            Neuberger  Berman*                                      99%
                               55 Water Street, 27th Floor
                               Attn: Ron Staib, OPS Control
                               New York, NY 10041-0001

------------------------------------------------------------------------------------------------
NB Focus Assets                FTC & CO                                              21.71%
                               Attn:  Datalynx (House Account)
                               PO Box 173736
                               Denver, CO  80217-3736

------------------------------------------------------------------------------------------------
                               Smith Barney Corp Trust Co TTEE                       20.27%
                               Smith Barney 401K
                               Advisor Group Trust
                               Two Tower Center
                               PO Box 1063
                               E  Brunswick, NJ  08816-1063

------------------------------------------------------------------------------------------------
                               First Union Nat'l Bank TTEE                           19.81%
                               FBO FUNB  Reinvestment  Account
                               A/C #  1080824434
                               1525 W Wt Harris Blvd NC-1151
                               Charlotte,  NC 28262-1063

------------------------------------------------------------------------------------------------

                                               - 18 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OF OWNER                         PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               Morris & Co                                           17.53%
                               c/o First Source Bank
                               Attn:  Trust Operations
                               PO Box 1602
                               South Bend, IN  46634-1602

------------------------------------------------------------------------------------------------
                               Key Trust Co NA                                       11.65%
                               FBO Prism
                               4900 Tiedeman RD
                               Brooklyn, OH  44144-2338

------------------------------------------------------------------------------------------------
                               Donaldson, Lufkin & Jenrette                           6.02%
                               Securities Corporation
                               Pershing Division
                               Mutual Fund Balancing
                               PO Box 2052
                               Jersey City, NJ  07303-2052

------------------------------------------------------------------------------------------------
NB Genesis Assets              Donaldson, Lufkin & Jenrette                          40.06%
                               Securities Corporation
                               Pershing Division
                               Mutual Fund Balancing
                               PO Box 2052
                               Jersey City, NJ  07303-2052

------------------------------------------------------------------------------------------------
                               Key Trust Co.                                         29.22%
                               FBO Prism
                               4900 Tiedeman RD
                               Brooklyn, OH  44144-2302

------------------------------------------------------------------------------------------------
NB Guardian Assets             Travelers Insurance Company #4                        97.07%
                               Attn:  Bob Iagrossi 5MS
                               Shareholder Accounting
                               One Tower Square
                               Hartford, CT  06183-0002

------------------------------------------------------------------------------------------------
NB Manhattan Assets            BHC Securities                                        76.94%
                               Trade House Account
                               Attn:  Mutual Fund Dept.
                               1 Commerce Square
                               2005 Market Street
                               Philadelphia, PA  19103-7042

------------------------------------------------------------------------------------------------

                                               - 19 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OF OWNER                         PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               BSC as Agent for                                       7.02%
                               FBO BBH-SD
                               1375 Peachtree Street NE STE 300
                               Atlanta, GA  30309-3112

------------------------------------------------------------------------------------------------
                               Neuberger Berman                                       5.71%
                               Management Inc.*
                               605 Third Avenue 2nd Floor
                               New York, NY  10158-0180

------------------------------------------------------------------------------------------------
                               Donaldson, Lufkin & Jenrette                           5.90%
                               Securities Corporation
                               Pershing Division
                               Mutual Fund Balancing
                               PO Box 2052
                               Jersey City, NJ  07303-2052

------------------------------------------------------------------------------------------------
NB Millennium Assets           Charles Schwab & Co. Inc.                             91.11%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122

------------------------------------------------------------------------------------------------
NB Socially                    Neuberger Berman                                      44.72%
Responsive Assets              Management Inc.*
                               Attn:  Nick Altomare
                               605 Third Avenue 37th Floor
                               New York, NY  10158-0180

------------------------------------------------------------------------------------------------
                               First Union Nat'l Bank Cust                           13.91%
                               Various Retirement Plan
                               A/C #  1080826922
                               1525 W Wt Harris Blvd  NC-1151
                               Charlotte, NC 28262-8522

------------------------------------------------------------------------------------------------
                               Fidelity Investments Institutional                    14.54%
                               Operations Co Inc. (FIIOC) As Agent
                               For Peet's Tea Coffee Inc. Savings
                               Retirement Plan #09771
                               100 Magellan Way
                               Covington, KY  41015-1999

------------------------------------------------------------------------------------------------


                                               - 20 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OF OWNER                         PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               Charles Schwab & Co. Inc.                              8.77%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122

------------------------------------------------------------------------------------------------
                               Fidelity Investments Institutional                     8.57%
                               Operations Co Inc. (FIIOC) As Agent
                               For Inforonics Retirement 401K Plan  09897
                               100 Magellan Way (KWIC)
                               Covington,  KY 41015-1999

------------------------------------------------------------------------------------------------
                               Fidelity Investments Institutional                     8.02%
                               Operations Co Inc. (FIIOC) As Agent
                                For Citizens Enterprises Corp.
                               401K Plan
                               100 Magellan Way (KWIC)
                               Covington,  KY 41015-1999

------------------------------------------------------------------------------------------------
NB Century Fund                Neuberger Berman+                                     17.52%
                               55 Water Street 27th Floor
                               Attn:  Ron Staib, OPS Control
                               New York, NY  10041-0001

------------------------------------------------------------------------------------------------
NB Focus Fund                  Charles Schwab & Co. Inc.                              9.64%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122

------------------------------------------------------------------------------------------------
NB Genesis Fund                Charles Schwab & Co. Inc.                             25.56%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------
                               Union Central Life                                     5.50%
                               Insurance Co
                               Attn: Mutual Funds Dept Station 3
                               PO Box 40888
                               Cincinnati, OH  45210-0888

------------------------------------------------------------------------------------------------


                                               - 21 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OF OWNER                         PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
NB Guardian Fund               Charles Schwab & Co. Inc.                             19.77%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122

------------------------------------------------------------------------------------------------
NB International Fund          Neuberger  Berman                                     11.77%
                               55 Water Street 27th Floor
                               Attn:  Ron Staib, OPS Control
                               New York, NY  10041-0001

------------------------------------------------------------------------------------------------
                               Charles Schwab & Co. Inc.                              9.31%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122

------------------------------------------------------------------------------------------------
                               Neuberger  Berman Trust Co.*                           5.88%
                               Neuberger  Berman Employees
                               Profit Sharing Plan UTD 5/20/71
                               Attn:  Al Boccardo
                               605 Third Avenue, 36th Floor
                               New York, NY  10158-0180

------------------------------------------------------------------------------------------------
NB Manhattan Fund              Charles Schwab & Co Inc.                               6.13%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122

------------------------------------------------------------------------------------------------
NB Regency Fund                Neuberger  Berman+                                    26.75%
                               Attn: Ron Staib, OPS Control
                               55 Water Street, Floor 27
                               New York, NY  10041-0001

------------------------------------------------------------------------------------------------
                               Charles Schwab & Co. Inc.                             26.52%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122

------------------------------------------------------------------------------------------------
NB Partners Fund               Charles Schwab & Co. Inc.                             14.00%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122

------------------------------------------------------------------------------------------------


                                               - 22 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OF OWNER                         PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
NB Socially Responsive Fund    Charles Schwab & Co. Inc.                             23.21%
                               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122

------------------------------------------------------------------------------------------------
NB Technology Fund             Neuberger Berman, LLC*                                  8.02%
                               001-17000-10
                               55 Water Street. 27th Floor
                               New York, NY 10041-0001

------------------------------------------------------------------------------------------------
                               Neuberger Berman, LLC*                                  8.02%
                               020-02900-13
                               55 Water Street. 27th Floor
                               New York, NY 10041-0001

------------------------------------------------------------------------------------------------
                               Neuberger Berman, LLC*                                  6.12%
                               020-12002-19
                               55 Water Street. 27th Floor
                               New York, NY 10041-0001

------------------------------------------------------------------------------------------------
NB Genesis Institutional       Wilmington Trust Co.                                  59.71%
                               FBO PricewaterhouseCoopers LLP
                               Emp Partners Psugs A/C 500854
                               c/o Mutual Funds
                               P.O. Box 8971
                               Wilmington, DE 19899-8971

------------------------------------------------------------------------------------------------
                               Wilmington Trust Co.                                  29.95%
                               FBO PricewaterhouseCoopers LLP
                               Emp  Partners  P/S A/C  500824 U/A  03-01-00  c/o
                               Mutual  Funds  P.O.  Box  8971   Wilmington,   DE
                               19899-8971
------------------------------------------------------------------------------------------------
                               Wilmington Trust Co.                                  10.33%
                               FBO PricewaterhouseCoopers LLP
                               Emp Ret Ben Accum A/C  5007974
                               U/A  03-01-00  c/o
                               Mutual Funds
                               P.O. Box 8971
                               Wilmington, DE 19899-8971

------------------------------------------------------------------------------------------------
NB                             Nationwide Life                                       27.34%
Limited Maturity               Insurance
Bond Trust                     c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH 43218-2029

------------------------------------------------------------------------------------------------
                               Chase Manhattan Bank NA                               24.56%
                               Met Life Defined Contribution Group
                               4 New York Plaza
                               New York, NY 10004-2413

------------------------------------------------------------------------------------------------



                                               - 23 -












------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OF OWNER                         PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               Gary N. Skoloff*                                      11.49%
                               Saul A. Wolfe
                               Skoloff & Wolfe Target
                               Benefit Trust DTD 11-1-95
                               293 Eisenhower Parkway
                               Livingston,  NJ 07039-1711

------------------------------------------------------------------------------------------------
                               Chase Manhattan Bank TTEE                              7.96%
                               Various Retirement Plans Under PPI
                               Retirement Programs
                               Professional Pensions, Inc.
                               444 Foxon Road
                               East Haven, CT 06513-2019

------------------------------------------------------------------------------------------------
                               National Financial Service Corp. for the               6.92%
                               Exclusive Benefit of Our Customers
                               P.O. Box 3908
                               Church Street Station
                               New York, NY  10008-3908

------------------------------------------------------------------------------------------------
NB Cash Reserves               Neuberger Berman                                      78.74%
                               55 Water Street, 27th Floor
                               Attn:  Ron Staib, OPS Control
                               New York, NY  10041-0001

------------------------------------------------------------------------------------------------
NB Government                  Neuberger  Berman                                     81.70%
Money Fund                     55 Water Street, 27th Floor
                               Attn:  Ron Staib, OPS Control
                               New York, NY  10041-0001

------------------------------------------------------------------------------------------------
NB High Yield Bond Fund        Neuberger  Berman+                                    30.20%
                               55 Water Street, 27th Floor
                               Attn:  Ron Staib, OPS Control
                               New York, NY  10041-0001

------------------------------------------------------------------------------------------------
                               Neuberger Berman Trust Co.                             6.45%
                               Neuberger Berman Employees
                               Profit Sharing Plan UTD 5/20/71*
                               Attn:  Al Boccardo
                               605 Third Avenue, 36th Floor
                               New York, NY  10158-0180

------------------------------------------------------------------------------------------------

                                               - 24 -

------------------------------------------------------------------------------------------------
FUND                           NAME AND ADDRESS OF OWNER                         PERCENT OF THE
                                                                                 FUND OWNED
------------------------------------------------------------------------------------------------
                               Neuberger  Berman LLC                                  5.08%
                               Bodman Foundation
                               John N. Irwin III Pres & Treas
                               C/O Institutional Equity Dept
                               605 Third Ave 22 Floor
                               New York, NY  10158-2299

------------------------------------------------------------------------------------------------
NB Limited Maturity            Charles Schwab & Co. Inc.                             23.58%
Bond Fund                      Attn:  Mutual Funds
                               125 Broad Street, FL 15
                               New York, NY  10004-2400

------------------------------------------------------------------------------------------------
                               QPVA
                               c/o IPO Portfolio Accounting
                               PO Box 182029
                               Columbus, OH  43218-2029

------------------------------------------------------------------------------------------------
                               Neuberger Berman Trust Co.*                            5.61%
                               Neuberger Berman Employees
                               Profit Sharing Plan UTD 05/20/71
                               Attn:  Al Boccardo
                               605 Third Ave, 36th Floor
                               New York, NY  10158-0180

------------------------------------------------------------------------------------------------
NB Municipal                   Charles Schwab & Co. Inc.                             25.18%
Securities Trust               Attn:  Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA  94104-4122

------------------------------------------------------------------------------------------------
NB Institutional Cash Trust    Neuberger Berman+                                    100.00%
                               55 Water Street, 27th Floor
                               Attn: Ron Staib, OPS Control
                               New York, NY  10041-0001
------------------------------------------------------------------------------------------------


     +At May 31, 2000, the following individuals/entities who are officers, directors or employees of Neuberger Berman, LLC or its affiliates (or affiliated entities of such individuals), c/o Neuberger Berman, 605 Third Avenue, New York, NY 10158, owned beneficially more than 5% of funds indicated through the Neuberger Berman accounts: Neuberger Berman owned 5.39% of NB Century Fund and 6.39% of NB Regency Fund; Richard A. Cantor owned 11.46% of NB Regency Fund; NBMI owned 10.77% of NB High Yield Bond Fund; and Messinger Associates LP owned 10.72% of NB Institutional Cash Trust.

     At May 31, 2000, the Trustees and officers of the Trusts as a group beneficially owned less than 1% of the shares of each fund. Certain Trustees and officers of the Trusts are employees and shareholders of NBMI, which will benefit if the Proposal 5, related to the Distribution and Shareholder Services Plan, is approved.

     COPIES OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS.
SHAREHOLDERS OF THE NEUBERGER BERMAN EQUITY GROUP OF FUNDS (NEUBERGER BERMAN EQUITY FUNDS, EQUITY TRUST, EQUITY ASSETS OR EQUITY SERIES) MAY REQUEST COPIES OF THE FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 1999, INCLUDING AUDITED FINANCIAL STATEMENTS, AND THE FUNDS' SEMI-ANNUAL REPORT FOR THE PERIOD ENDED FEBRUARY 29, 2000, AT NO CHARGE BY WRITING NBMI AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 800-877-9700.

     SHAREHOLDERS OF THE NEUBERGER BERMAN INCOME GROUP OF FUNDS (NEUBERGER BERMAN INCOME FUNDS OR INCOME TRUST) MAY REQUEST COPIES OF THE FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999, INCLUDING AUDITED FINANCIAL STATEMENTS, AND THE FUNDS' SEMI-ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30, 2000, AT NO CHARGE BY WRITING NBMI AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 800-877-9700. Please note that NB Technology Fund and Trust and NB Insitutional Cash Trust have not yet issued annual or semi-annual reports.

                        GENERAL OVERVIEW OF THE PROPOSALS

     The following is a brief overview regarding the matters being presented for your approval at the Meeting:

     PROPOSAL 1 (SHAREHOLDERS OF ALL FUNDS): To elect a Board of Trustees. The Neuberger Berman funds are composed of three fund groups - the equity funds, the income funds, and the insurance funds. Currently, each fund group has its own Board of Trustees, with very limited overlap in membership. The Boards, including all of the independent Trustees, and management believe that considerable efficiencies can be realized by having the same individuals serve on each of the Boards.


     PROPOSAL 2 (SHAREHOLDERS OF ALL FUNDS): To change the fundamental limitation requiring diversification of investments among different issuers so as to allow the funds to invest to a greater extent in securities issued by other investment companies. This change is intended primarily to allow the funds to take full advantage of investments allowed under the law while remaining diversified funds. The change will allow the funds to invest excess cash in a money market fund managed by NBMI. The Board believes that such combined management would result in greater efficiency, which could produce greater return to investors.


     PROPOSAL 3 (SHAREHOLDERS OF ALL FUNDS): To ratify the selection of the funds' independent auditors or accountants.


     PROPOSAL 4 (SHAREHOLDERS OF EQUITY TRUST, EQUITY ASSETS, EQUITY SERIES AND INCOME TRUST): To convert each fund from a separate feeder fund in the current two-level master-feeder structure to a class of shares in a single-level multi-class structure. The investment programs of the funds and the rights of shareholders would be unaffected by this change, except in certain minor respects explained below.


     PROPOSAL 5 (SHAREHOLDERS OF GENESIS TRUST, GUARDIAN TRUST, AND PARTNERS TRUST): To approve a distribution and shareholder services plan whereby each of those funds would be authorized to spend up to 0.10% (one-tenth of one percent) of its average net assets each year to obtain distribution and/or shareholder services. Currently, all expenses of share distribution are paid by NBMI. If the Proposal is approved, the Distribution and Shareholder Services Plan would increase the annual expenses indirectly borne by the shareholders of each fund by 0.10% of average daily net assets.

     PROPOSAL 6 (SHAREHOLDERS OF CASH RESERVES ONLY): To change Cash Reserves' fundamental restriction on industry concentration to permit concentration in the financial services group of industries.

     PROPOSAL 7 (SHAREHOLDERS OF GOVERNMENT MONEY FUND ONLY): To change Government Money Fund's fundamental policies to:

     o permit the fund to invest in all securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities;

     o permit the fund to invest in repurchase agreements in an effort to earn more income;

     o modify the fund's borrowing policy to permit the fund to use reverse repurchase agreements;

     o modify the fund's lending policy to permit the fund to lend portfolio securities.

     PROPOSAL 8 (SHAREHOLDERS OF ALL FUNDS): To vote on such other matters as may properly come before the Meeting. The funds are not currently aware of any such matters.

                  PROPOSAL 1. ELECTION OF TRUSTEES (ALL FUNDS)

     The Boards of Trustees of the funds propose that shareholders elect the individuals named in the table below as members of one Board of Trustees that would serve all of the funds. With this proposal, the separate Boards of the three different fund groups that make up the Neuberger Berman family of mutual funds - the equity funds group, the income funds group, and the insurance funds group - intend to consolidate, so the same individuals would serve on the Boards of all three groups of funds.

     Currently, each of these different groups has its own Board of Trustees (several trustees serve on the boards of more than one group). For seven years, the multiple boards have had separate meetings, but often have reviewed the same or substantially the same policy issues, contractual arrangements and other matters for their respective fund groups. The trustees of each of these Boards have agreed that both the funds and NBMI would enjoy substantial efficiencies if the same individuals served as Trustees of all of the funds in the Neuberger Berman fund family.

     This consolidation was initially proposed by NBMI at a time when several of the Boards were contemplating shareholder meetings to fill Board vacancies created by retirements. The proposal was taken up by the independent trustees of each fund group (i.e., those who do not fall within the definition of "interested person" in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees")) and discussed at several meetings over a period of months. The Boards explored the potential benefits and drawbacks of the proposal, as well as various alternatives. They noted that consolidating the three boards would reduce the duplication of board materials and reports, which are comprehensive and often lengthy, and would avoid the need for repeated presentations by the same personnel at the different meetings.

     The Independent Trustees also considered that all Boards in the Neuberger Berman fund family were actively seeking additional members, or soon would be, and that consolidation of the Boards would produce a pool of candidates already familiar with (1) the Neuberger Berman fund family, its manager, underwriter, administrator, and methods of operation, (2) the mutual fund business and the comprehensive regulatory regime under which it operates, as well as (3) the special responsibilities that the law assigns to mutual fund trustees. Therefore, each fund will be able to preserve the continuity of its current Board's leadership while benefiting from the added knowledge and experience of the other Neuberger Berman fund trustees. They considered the potential cost savings, the ability of the Boards to act faster and in a more coordinated fashion, and whether the benefits to NBMI would benefit the shareholders. They also considered the potential size of the combined Board, noting that it would be larger than the boards of most other mutual funds. They considered the effect that consolidation might have on the Board's working style and the working relationships among the members of each Board, and the potential effect of attrition over the next several years.

     The matter was then taken up by the Nominating Committee of each Board, which is also composed entirely of Independent Trustees. The Nominating Committee considered the qualifications and backgrounds of the candidates, and the expressed desire of certain members of the various Boards to retire.

     Unless you give instructions on the enclosed proxy card to withhold your vote for any candidate, your shares will be voted "FOR" the election of each of the listed nominees. If any or all of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted "FOR" such other nominee or nominees as the Nominating Committee may recommend. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until his or her successor is elected and qualified, or until he or she sooner retires, resigns, dies, or is removed from office as provided in each fund's Trust Instrument.

     If each of the nominees is elected, they will constitute the entire Board of Trustees of each Trust. At May 31, 2000, the trustees and officers of each fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of each series of each fund.


     The following table lists the candidates. Unless otherwise indicated, each candidate has engaged in the principal occupation listed for at least the last five years, although not necessarily in the same capacity. As indicated, each of the nominees (except Mr. Seip) currently serves as a Trustee of one or more funds; of the candidates, all except Ms. Harvey, Mr. Cannon, Mr. Kassen, Mr. Seip and Mr. Sundman were elected by shareholders in 1993 or 1994.





                                 Present Position with the Neuberger Berman
Name, Age, and Address (1)       Funds; Business Experience During Past Five
----------------------------     Years; Other Trusteeships (2)
                                 -------------------------------------------


John Cannon (70)                 TRUSTEE OF INCOME FUNDS, INCOME TRUST, AND
531 Willow Avenue                INCOME MANAGERS TRUST (SINCE 1994).  Retired.
Amber, PA  19002                 Formerly Chairman and Chief Investment Officer
                                 of CDC Capital Management (registered
                                 investment adviser) (1993-Jan. 1999).

Faith Colish (64)                TRUSTEE OF EQUITY FUNDS,  EQUITY TRUST,
63 Wall Street                   EQUITY ASSETS, AND EQUITY MANAGERS TRUST
24th Floor                       (SINCE 1993); EQUITY SERIES (SINCE 1998); AND
New York, NY 10005               NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                                 (SINCE 1984).
                                 Attorney at Law, Faith Colish, A Professional
                                 Corporation.

                                 TRUSTEE OF NEUBERGER BERMAN ADVISERS MANAGEMENT
Walter G. Ehlers (67)            TRUST (SINCE 1989).  Consultant, Director of
6806 Suffolk Place               the Turner Corporation, A.B. Chance Company and
Harvey Cedars, NJ 08008          Crescent Jewelry, Inc.

                                 Present Position with the Neuberger Berman
Name, Age, and Address (1)       Funds; Business Experience During Past Five
----------------------------     Years; Other Trusteeships (2)
                                 -------------------------------------------

C. Anne Harvey (62)              TRUSTEE OF NEUBERGER BERMAN ADVISERS MANAGEMENT
2555 Pennsylvania Avenue, N.W.   TRUST (SINCE 1998).  Director of American
Washington, D.C. 20037           Association of Retired Persons ("AARP") Program
                                 Services and  Administrator of AARP Foundation;
                                 The National Rehabilitation Hospital's Board of
                                 Advisors;    Individual    Investors   Advisory
                                 Committee to the New York Stock  Exchange Board
                                 of Directors;  Steering  Committee for the U.S.
                                 Securities  and  Exchange  Commission  Facts on
                                 Saving and  Investing  Campaign;  and  American
                                 Savings   Education   Council's   Policy  Board
                                 (ASEC).

Barry Hirsch (67)                TRUSTEE OF INCOME FUNDS, INCOME TRUST AND
Loews Corporation                INCOME MANAGERS TRUST (SINCE 1993).  Senior
667 Madison Avenue               Vice President, Secretary, and General Counsel
7th Floor                        of Loews Corporation (diversified financial
New York, NY 10021               corporation).

Michael M. Kassen* (47)          PRESIDENT AND TRUSTEE OF EQUITY FUNDS, EQUITY
                                 TRUST, EQUITY ASSETS, EQUITY SERIES AND EQUITY
                                 MANAGERS TRUST; PRESIDENT OF GLOBAL MANAGERS
                                 TRUST (SINCE 1999).   Executive Vice President,
                                 Chief Investment Officer of Neuberger Berman
                                 LLC; Chairman and Director of NBMI; Executive
                                 Vice President, Chief Investment Officer and
                                 Director of Neuberger Berman Inc.

Robert A. Kavesh (72)            TRUSTEE OF INCOME FUNDS, INCOME TRUST AND
110 Bleecker Street              INCOME MANAGERS TRUST (SINCE 1993).  Professor
Apt. 24B                         of Finance and Economics at Stern School of
New York, NY 10012               Business, New York University.

Howard A. Mileaf (63)            TRUSTEE OF EQUITY FUNDS, EQUITY TRUST, EQUITY
WHX Corporation                  ASSETS, AND EQUITY MANAGERS TRUST (SINCE 1993);
110 East 59th Street             EQUITY SERIES (SINCE 1998); GLOBAL MANAGERS
30th Floor                       TRUST (SINCE 1994); AND NEUBERGER BERMAN
New York, NY 10022               ADVISERS MANAGEMENT TRUST (SINCE 1999).  Vice
                                 President   and   Special    Counsel   to   WHX
                                 Corporation   (holding   company)  since  1992;
                                 Director of Kevlin Corporation (manufacturer of microwave and other products).

                                 Present Position with the Neuberger Berman
Name, Age, and Address (1)       Funds; Business Experience During Past Five
----------------------------     Years; Other Trusteeships (2)
                                 -------------------------------------------

Edward I. O'Brien* (71)          TRUSTEE OF EQUITY FUNDS, EQUITY TRUST, EQUITY
12 Woods Lane                    ASSETS, AND EQUITY MANAGERS TRUST (SINCE 1993);
Scarsdale, NY 10183              AND EQUITY SERIES (SINCE 1998).   Private
                                 Investment   Management;   President   of   the
                                 Securities    Industry    Association   ("SIA")
                                 (securities   industry's    representative   in
                                 government relations and regulatory matters at the federal and state levels) from 1974 to 1992; Adviser to SIA from November 1992 to
                                 November 1993; Director of Legg Mason, Inc.

John T. Patterson, Jr. (72)      TRUSTEE OF EQUITY FUNDS, EQUITY TRUST, EQUITY
7082 Siena Court                 ASSETS AND, EQUITY MANAGERS TRUST (SINCE 1993);
Boca Raton, FL 33433             GLOBAL MANGERS TRUST (SINCE 1994); AND EQUITY
                                 SERIES (SINCE 1998).   Retired.  Formerly,
                                 President of SOBRO (South Bronx Overall
                                 Economic Development Corporation).

John P. Rosenthal (67)           TRUSTEE OF EQUITY FUNDS, EQUITY TRUST, EQUITY
Burnham Securities Inc.          ASSETS AND EQUITY MANGERS TRUST (SINCE 1993);
Burnham Asset Management Corp.   AND GLOBAL MANAGERS TRUST (SINCE 1994).  Senior
1325 Avenue of the Americas      Vice President of Burnham Securities Inc. (a
26th Floor                       registered broker-dealer) since 1991.
New York, NY 10019

William E. Rulon (67)            TRUSTEE OF INCOME FUNDS, INCOME TRUST AND
2980 Bayside Walk                INCOME MANAGERS TRUST (SINCE 1993).  Retired.
San Diego, CA 92109              Senior Vice President of Foodmaker, Inc.
                                 (operator and franchiser of restaurants) until January 1997; Secretary of Foodmaker, Inc.
                                 until July 1996.

Cornelius T. Ryan (68)           TRUSTEE OF EQUITY FUNDS, EQUITY TRUST, EQUITY
Oxford Bioscience                ASSETS AND EQUITY MANAGERS TRUST (SINCE 1993);
Partners                         AND EQUITY SERIES (SINCE 1998).    General
315 Post Road West               Partner of Oxford Partners and Oxford
Westport, CT 06880               Bioscience Partners (venture capital
                                 partnerships)  and President of Oxford  Venture
                                 Corporation;    Director   of   Capital    Cash
                                 Management  Trust (money market fund) and Prime
                                 Cash Fund.

                                 Present Position with the Neuberger Berman
Name, Age, and Address (1)       Funds; Business Experience During Past Five
----------------------------     Years; Other Trusteeships (2)
                                 -------------------------------------------

Tom Decker Seip (50)             NOMINEE.  General Partner of Seip Investments
30 Ridge Lane                    LP (a private investment partnership); Member
Orinda, CA 94563                 of the Board of Directors of Offroad Capital
                                 Inc.  and  E-Finance  Corporation   (pre-public
                                 internet   commerce   companies);   Trustee  of
                                 Hambrecht  and Quist Fund Trust;  Member of the
                                 Board  of  Directors  of   AmericaOne;   Senior
                                 executive  at the  Charles  Schwab  Corporation
                                 from 1983 to 1999;  including  Chief  Executive
                                 Officer    of   Charles    Schwab    Investment
                                 Management, Inc. and Trustee of Schwab Family of Funds and Schwab Investments from 1997 to 1998; Executive Vice President-Retail Brokerage for Charles Schwab Investment Management from
                                 1994 to 1997.

Gustave H. Shubert (71)          TRUSTEE OF EQUITY FUNDS, EQUITY TRUST, EQUITY
13838 Sunset Boulevard           ASSETS AND EQUITY MANAGERS TRUST (SINCE 1993);
Pacific Palisades, CA 90272      AND EQUITY SERIES (SINCE 1998).    Senior
                                 Fellow/Corporate  Advisor and Advisory  Trustee
                                 of Rand (a non-profit  public interest research
                                 institution) since 1989; Honorary Member of the
                                 Board of Overseers of the  Institute  for Civil
                                 Justice,  the Policy Advisory  Committee of the
                                 Clinical  Scholars Program at the University of
                                 California,  the American  Association  for the
                                 Advancement of Science,  the Counsel on Foreign
                                 Relations,  and  the  Institute  for  Strategic
                                 Studies   (London);   advisor  to  the  Program
                                 Evaluation and Methodology Division of the U.S.
                                 General Accounting Office; formerly Senior Vice
                                 President and Trustee of Rand.

                                 Present Position with the Neuberger Berman
Name, Age, and Address (1)       Funds; Business Experience During Past Five
----------------------------     Years; Other Trusteeships (2)
                                 -------------------------------------------

Candace L. Straight (52)         TRUSTEE OF INCOME FUNDS, INCOME TRUST, INCOME
518 E. Passaic Avenue            MANAGERS TRUST (SINCE 1993); AND NEUBERGER
Bloomfield, NJ 07003             BERMAN ADVISERS MANAGEMENT TRUST (SINCE 1999).
                                    Private investor and consultant specializing
                                 in the insurance industry; Advisory Director of
                                 Securities   Capital  LLC   (a  global  private
                                 equity  investment  firm  dedicated  to  making
                                 investments in the insurance sector); Principal
                                 of  Head  &  Company,  LLC  (limited  liability
                                 company   providing   investment   banking  and
                                 consulting services to the insurance industry) until March 1996; Director of Drake Holdings
                                 (U.K. motor insurer) until June 1996.

Peter E. Sundman* (41)           CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER,
                                 AND TRUSTEE OF EQUITY FUNDS, EQUITY TRUST,
                                 EQUITY ASSETS, EQUITY SERIES, EQUITY MANAGERS
                                 TRUST AND GLOBAL MANAGERS TRUST; PRESIDENT AND
                                 CHIEF EXECUTIVE OFFICER OF INCOME FUNDS, INCOME
                                 TRUST AND INCOME MANAGERS TRUST; PRESIDENT AND
                                 PRINCIPAL EXECUTIVE OFFICER OF ADVISERS
                                 MANAGERS TRUST (SINCE 1999).   Executive Vice
                                 President and Principal of Neuberger Berman,
                                 LLC from 1997 to 1999; President and Director
                                 of NBMI; Executive Vice President and Director
                                 of Neuberger Berman Inc.
Peter P. Trapp (55)              TRUSTEE OF NEUBERGER BERMAN ADVISERS MANAGERS
Ford Motor Credit Company        TRUST (SINCE 1989).  Regional Manager for
1455 Lincoln Parkway             Atlanta Region, Ford Motor Credit Company since
Atlanta, GA 30346-2209           August, 1997; prior thereto, President, Ford
                                 Life Insurance Company, April 1995 until August
                                 1997.


(1) UNLESS OTHERWISE INDICATED, THE BUSINESS ADDRESS OF EACH LISTED PERSON IS 605 THIRD AVENUE, NEW YORK, NEW YORK 10158.

(2) EXCEPT AS OTHERWISE INDICATED, EACH INDIVIDUAL HAS HELD THE POSITIONS SHOWN FOR AT LEAST THE LAST FIVE YEARS.

* INDICATES A TRUSTEE WHO IS AN "INTERESTED PERSON" OF EACH TRUST WITHIN THE MEANING OF THE 1940 ACT. MESSRS. KASSEN AND SUNDMAN ARE INTERESTED PERSONS BY VIRTUE OF THE FACT THAT THEY ARE OFFICERS AND/OR DIRECTORS OF NB MANAGEMENT AND EXECUTIVE VICE PRESIDENTS OF NEUBERGER BERMAN. MR. O'BRIEN IS AN INTERESTED PERSON BY VIRTUE OF THE FACT THAT HE IS A DIRECTOR OF LEGG MASON, INC., A WHOLLY OWNED SUBSIDIARY OF WHICH, FROM TIME TO TIME, SERVES AS A BROKER OR DEALER TO THE PORTFOLIOS AND OTHER FUNDS FOR WHICH NB MANAGEMENT SERVES AS INVESTMENT MANAGER.


     The current Boards of Trustees of the funds are responsible for general oversight of the funds' business and operations. The 1940 Act and SEC rules assign to the Boards or to the Independent Trustees responsibility to consider and decide certain issues, including some in which the funds' interests may not be the same as those of management. The Boards of the funds in the Neuberger Berman family follow certain policies and practices intended to enhance the independence and effectiveness of the Independent Trustees. These include separate meetings of the Independent Trustees with counsel of their own choosing; a Nominating Committee composed entirely of Independent Trustees, which is responsible for identifying, screening, and naming candidates for the Board and Board committees and administering the Board's retirement policy; an Audit Committee composed entirely of Independent Trustees, which operates under a written charter and meets with each fund's independent auditors or accountants outside the presence of management; and a policy that compensation for serving as Independent Trustee must be set by the Independent Trustees. The Boards of Trustees of Equity Funds, Equity Trust, and Equity Assets each met 6 times and Equity Series met 4 times during the fiscal year ended August 31, 1999. The Boards of Trustees of Income Funds and Income Trust each met 4 times during the fiscal year ended October 31, 1999. All of the Trustees of each fund standing as nominees for election attended 75% or more of the board meetings during each fund's last fiscal year.


     The following Trustees currently serve on the Audit Committee of the Boards of Trustees of Equity Funds, Equity Trust, Equity Assets and Equity Series:
Howard A. Mileaf (Chairman), Cornelius T. Ryan, and Gustave H. Shubert. The following Trustees currently serve on the Audit Committee of the Boards of Trustees of Income Funds and Income Trust: William E. Rulon (Chairman), John Cannon and Barry Hirsch. The principal duties of the Audit Committees are: (a) to review the financial and accounting policies of the funds, including internal accounting control procedures, and to review reports prepared by the funds' independent auditors and accountants, including reports on the funds' financial statements; (b) to evaluate the independence of the independent auditors or accountants and to recommend whether to retain such independent auditors or accountants for the next fiscal year; (c) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; and (d) to report to the Board and make such recommendations as it deems necessary. The Audit Committee of Equity Funds, Equity Trust, Equity
Assets and Equity Series met one time during the fiscal year ended August 31, 1999. Each member of the Audit Committee attended that meeting. The Audit Committee of Income Funds and Income Trust met one time during the fiscal year ended October 31, 1999. Each member of the Audit Committee attended that meeting.


     The following Trustees currently serve on the Nominating Committee of the Boards of Trustees of Equity Funds, Equity Trust, Equity Assets and Equity
Series: Cornelius T. Ryan (Chairman), John T. Patterson, Jr., and John P. Rosenthal. The following Trustees currently serve on the Nominating Committee of the Boards of Trustees of Income Funds and Income Trust: Candace L. Straight

(Chair) and Barry Hirsch. The Nominating Committees search for and interview trustee candidates for recommendation to the Boards. The Nominating Committee will consider nominees for trustee positions that are recommended by shareholders. Resumes and supporting information should be sent to the attention of Claudia Brandon, Secretary to the funds, in care of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, NY 10158-3698. The Nominating Committee of Equity Funds, Equity Trust, Equity Assets and Equity Series met one time during the fiscal year ended August 31, 1999. Each member of the Nominating Committee attended that meeting. The Nominating Committee of Income Funds and Income Trust met one time during the fiscal year ended October 31, 1999. Each member of the Nominating Committee attended that meeting. Each Independent Trustee employed by NBMI or Neuberger Berman receives $32,000 annually and up to $3,750 for each Board meeting and $750 for each separate meeting of a Board committee. The preceding amounts and those in the following tables represent historical compensation. The Independent Trustees are considering whether an increase in the amount of compensation, and a change in the method of calculation, would be appropriate in light of the reorganization of the boards and the funds. They have retained an independent consultant to advise them. Trustees of the Trust who are employed by NBMI or Neuberger Berman receive no compensation from the Trust. Trustees are reimbursed for any expenses incurred in attending meetings. The Nominating Committee will consider nominees for trustee positions that are recommended by shareholders. Resumes and supporting information should be sent to the attention of Claudia Brandon, Secretary to the funds, in care of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York, 10158-3698. The retirement policy with respect to the Equity Trustees is determined on a case-by-case basis. Each Income Trustee will be subject to retirement at the end of the year in which he or she becomes 75 years old. The following table sets forth information concerning the compensation of the Trustees of the funds. None of the Neuberger Berman Funds has any retirement plan for its trustees.



                                                COMPENSATION TABLE
                                         FISCAL YEAR ENDED AUGUST 31, 1999
                                      NEUBERGER BERMAN EQUITY GROUP OF FUNDS

                        Aggregate        Aggregate        Aggregate       Aggregate      Total Compensation from
                      Compensation     Compensation     Compensation     Compensation    Investment Companies in
NAME AND POSITION    from Neuberger   from Neuberger   from Neuberger   from Neuberger   the Neuberger Berman Fund
-----------------        Berman           Berman           Berman           Berman      COMPLEX PAID TO TRUSTEES**
                      EQUITY FUNDS     EQUITY ASSETS    EQUITY SERIES    EQUITY TRUST   --------------------------
                      ------------     -------------    -------------    ------------

Faith Colish             $18,571           $276              $31            $6,354               $83,500
Trustee

Stanley Egener*            $0               $0               $0               $0                   $0
Chairman of the
Board, Chief
Executive Officer,
and Trustee

Howard A. Mileaf         $19,402           $283              $31            $6,641               $56,250
Trustee
Edward I. O'Brien        $20,038           $296              $31            $6,868               $53,750
Trustee

John T. Patterson,       $20,310           $301              $31            $6,966               $58,500
Jr. Trustee

John P. Rosenthal        $19,398           $286              $31            $6,643               $56,250
Trustee

Cornelius T. Ryan        $16,740           $255              $31            $5,707               $44,750
Trustee

Gustave H. Shubert       $19,220           $281              $31            $6,576               $51,500
Trustee


                                                      - 35 -

                        Aggregate        Aggregate        Aggregate       Aggregate      Total Compensation from
                      Compensation     Compensation     Compensation     Compensation    Investment Companies in
Name and Position    from Neuberger   from Neuberger   from Neuberger   from Neuberger   the Neuberger Berman Fund
-----------------        Berman           Berman           Berman           Berman      Complex Paid to Trustees**
                      Equity Funds     Equity AssetS    Equity Series    Equity Trust   --------------------------
                      ------------     -------------    -------------    ------------

Lawrence Zicklin*          $0               $0               $0               $0                   $0
President and Trustee

*Retired, October 27, 1999

**No fund within the complex has a bonus, pension, profit sharing or retirement plan.

                                                COMPENSATION TABLE
                                        FISCAL YEAR ENDED OCTOBER 31, 1999
                                      NEUBERGER BERMAN INCOME GROUP OF FUNDS

                                 Aggregate             Aggregate             Total Compensation from Trusts
Name and Position            Compensation from     Compensation from          in the Neuberger Berman Fund
with the Trust                  Income Funds         Income Trust               Complex Paid to Trustees**
---------------                 ------------         ------------               ------------------------

John Cannon                       $24,579                $671                            $52,000
Trustee                                                                       (1 other investment company)

Stanley Egener*                      $0                   $0                               $0
Chairman of the Board,                                                        (9 other investment companies)
Chief Executive Officer,
and Trustee

Theodore P. Giuliano                 $0                   $0                               $0
President and Trustee                                                         (1 other investment company)

Barry Hirsch                      $23,978                $647                            $49,250
Trustee                                                                       (1 other investment company)

Robert A. Kavesh                  $24,215                $660                            $51,250
Trustee                                                                       (1 other investment company)

William E. Rulon                  $23,244                $631                            $47,750
Trustee                                                                       (1 other investment company)

Candace L. Straight               $23,978                $647                            $51,500
Trustee                                                                       (1 other investment company)

*       Retired, December 16, 1999.

**No fund within the complex has a bonus, pension, profit sharing or retirement plan.

REQUIRED VOTE

     The election of each Trustee requires approval by a plurality of the votes cast at the Meeting on the matter.

     THE BOARDS OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" EACH NOMINEE IN PROPOSAL 1.

     If the Reorganization is not approved, or is approved but not implemented (see Proposal 4), so that the funds continue in a two-level master-feeder structure, a vote for a Trustee candidate will be considered authorization for your Trust to vote for that same candidate as a member of the Board of Trustees of the master fund.

             PROPOSAL 2. MODIFICATION OF FUNDAMENTAL RESTRICTION ON
                     PORTFOLIO DIVERSIFICATION (ALL FUNDS)

     The Boards of Trustees of the funds have approved a change to the fundamental investment limitations of each fund regarding diversification. The Boards and NB Management believe that the proposed change will provide the funds with greater flexibility to respond to certain present and future investment opportunities. As discussed below, these fundamental restrictions, in their current form, impede the funds' use of certain portfolio management techniques that are now used by other mutual funds. Because the policies in question are fundamental, the changes require shareholder approval before they can be implemented.

     The existing fundamental restriction on issuer diversification would be changed by adding the underlined portion:

         DIVERSIFICATION. The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, OR SECURITIES ISSUED BY OTHER
     INVESTMENT COMPANIES) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The 1940 Act requires all mutual funds to state whether they are "diversified" or "non-diversified." Each of the Neuberger Berman funds is a diversified fund and, accordingly, must restrict the percentage of its assets that can be invested in any one issuer. Diversified funds are generally safer, because the risk is spread over a larger number of issuers. However, any investment in a mutual fund, diversified or non-diversified, involves risk, including the risk that you could lose money.

     The 1940 Act permits a fund, in counting the percentage of its assets invested in various issuers for diversity purposes, to disregard investments in U.S. Government securities or securities issued by other investment companies. The current diversification policies of the funds do not take full advantage of this provision. Specifically, they do not reflect the exception for investments in securities of other investment companies.

     The proposed modification would add the exemption for investments in securities of other investment companies. Among other things, this would allow the funds' greater flexibility in managing uninvested cash. Like many other fund groups, the funds have requested permission from the Securities Exchange
Commission ("SEC") to invest their uninvested cash in the Neuberger Berman Institutional Cash Trust, a registered money market fund, as a means of obtaining more efficient and effective management of the funds' uninvested cash. The proposed change would provide the funds with greater flexibility to use this investment technique should the SEC grant the funds' request.1 Although the funds would pay no more in advisory fees to secure this service than they pay now, the funds may pay an additional fee on their investment in the underlying fund, Neuberger Berman Institutional Cash Trust. Institutional Cash Trust pays an administrative fee of 15 basis points. No fund will be allowed to invest more than 25% of its net assets in Institutional Cash Trust. Accordingly, the administration fee will not add more than 3.75 basis points to the expense ratio of any investing fund, and will typically add considerably less than that.


REQUIRED VOTE

     Approval of the change contemplated by Proposal 2 with respect to a fund requires the affirmative vote of a "majority of the outstanding voting securities" of that fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares of the fund present at the Meeting if more than 50% of the outstanding shares of the fund are represented at the Meeting in person or by proxy.

     If Proposal 4 for conversion to a multi-class system is not approved, but the change to the diversification policy presented in this Proposal 2 is approved, such approval would be deemed a change of policy for the respective feeder fund, plus authority for that fund to cast its vote in favor of an identical change to the policies of the master fund in which it invests.

     If the change contemplated by Proposal 2 is not approved by shareholders of a fund, the existing fundamental restriction of the fund will continue in effect for that fund as long as it remains a separate fund. If the Reorganization is approved, then each fund will take on the investment policies of the feeder fund of which it is a class. Disapproval of Proposal 2 by the shareholders of one fund will not affect approvals of Proposal 2 by shareholders of any other fund.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE MODIFICATION OF THE FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION.

    PROPOSAL 3. SELECTION OF INDEPENDENT AUDITORS OR ACCOUNTANTS (ALL FUNDS)


     The Boards of Trustees of the funds and the master funds in which they invest, including all of the Independent Trustees, have selected Ernst & Young LLP to continue to serve as the independent auditors of each of the funds and their corresponding master funds, except the Neuberger Berman Century Funds,

--------------------
1 Section 12(d)(1) of the 1940 Act contains other limitations on the extent to which one investment company can invest in another. Specifically, one fund cannot purchase more than 3% of the outstanding voting securities of another fund, may not invest more than 5% of its total assets in the other fund, and may not invest more than 10% of its total assets in the securities of all investment companies combined. Through their exemptive application to permit joint cash management, the funds have asked for relief from these limits. There is no guarantee that the funds will be granted the exemption.

Manhattan funds, Millennium funds, Regency funds, Socially Responsive funds, Technology Funds and Neuberger Berman International Portfolio, a master fund that is a series of Global Managers Trust. Ernst & Young LLP has no direct financial interest or material indirect financial interest in these funds. The Board of Trustees has selected Ernst & Young (Cayman Islands Office) to serve as the independent auditor of NB International Portfolio. Ernst & Young has no direct financial or material indirect financial interest in NB International Portfolio. The Boards of Trustees of the funds and the master funds in which they invest, including all of the Independent Trustees, have selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of the Neuberger Berman Century funds, Manhattan funds, the Millennium funds, Regency funds, Socially Responsive funds and Technology funds. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in these funds. Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their attention.

     The independent auditors and accountants examine annual financial statements for each fund and provide other audit and tax-related services. In recommending the selection of Ernst & Young LLP and PricewaterhouseCoopers LLP, the Boards reviewed the nature and scope of the services to be provided (including any non-audit services) and whether the performance of any non-audit services would affect the auditors' or accountants' independence.

     As described under Proposal 4, if the shareholders of a fund approve the Agreement and Plan of Reorganization involving that fund (Proposal 4), they will become holders of shares of the Trust Class, Assets Class or Fund Class of Equity Funds or Income Funds (Genesis Institutional will have a separate, fourth class). The Boards of Trustees of Equity Funds and Income Funds have also recommended the selection of Ernst & Young LLP and PricewaterhouseCoopers LLP as independent auditors and accountants of those series of Equity Funds and Income Funds corresponding to the funds mentioned above. Therefore, immediately after the Reorganization, the same independent auditors or accountants will serve your fund (in which you will hold shares in the Trust Class, Assets Class or Fund Class, or for Genesis Institutional, Institutional Class) that served the fund in which you held shares prior to the Reorganization.


REQUIRED VOTE

     Approval of Proposal 3 with respect to each fund requires the affirmative vote of a "majority of the outstanding voting securities" of that fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares of the fund present at the Meeting if more than 50% of the outstanding shares of the fund are represented at the Meeting in person or by proxy.

     If Proposal 4 for conversion to a multi-class system is not approved, but Proposal 3 is approved, such approval would be considered as a ratification of the auditors and/or accountants mentioned above with respect to the funds and their corresponding master funds.

     THE BOARDS OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE TO RATIFY THEIR SELECTION OF THE FUNDS' INDEPENDENT AUDITORS/ACCOUNTANTS.

               PROPOSAL 4. APPROVAL OF THE PROPOSED REORGANIZATION (SHAREHOLDERS OF EQUITY ASSETS, EQUITY SERIES, EQUITY TRUST, AND INCOME TRUST)


     At the Meeting, shareholders of Neuberger Berman Equity Trust, Neuberger Berman Equity Assets, Neuberger Berman Equity Series, and Neuberger Berman Income Trust will be asked to approve the proposed Reorganizations. Because Neuberger Berman Equity Funds and Income Funds will survive the proposed Reorganizations, Equity Funds and Income Funds shareholders are not being asked to vote.

     As indicated in the diagram below, Neuberger Berman currently sells series of four equity feeder funds, called Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, Neuberger Berman Equity Assets and Neuberger Berman Equity Series. Each feeder fund invests in a series of one of two master funds, called Equity Managers Trust and Global Managers Trust. If the Reorganizations involving these feeder funds are approved, the series of three of them will transfer their assets and liabilities to the corresponding series of the fourth feeder fund. That is, if these Reorganizations are approved, Equity Trust, Equity Assets, and Equity Series will each transfer its assets to Equity Funds, in return for shares of a new class of Equity Funds equal in value to the net assets of the old feeder fund. (See diagram below.) The old feeder funds will then distribute to their investors the Equity Funds shares they have received, making those investors shareholders of Equity Funds, and the old feeder funds (other than Equity Funds) will dissolve. Equity Funds will then receive from Equity Managers Trust and Global Managers Trust the entire portfolio of marketable securities and other assets, and the two master funds will dissolve. Thus, Equity Funds will no longer operate as a feeder fund investing in a master fund. Instead, it will own directly the securities formerly held in the master funds. Investors will hold shares of various classes of Equity Funds, and the funds will invest directly in securities rather than in the master funds.




                         NEUBERGER BERMAN EQUITY FUNDS

                  NB EQUITY        NB EQUITY       NB EQUITY       NB EQUITY


                  Fund Class
New
Classes           Trust Class
of
NB                Assets Class
Equity
Funds             Series Class

     As shown in the diagram below, Neuberger Berman currently sells two income feeder funds, known as Neuberger Berman Income Funds and Neuberger Berman Income Trust, which invest in a master fund called Income Managers Trust. They will reorganize into a single fund by the same process described above for the equity funds. However, in the case of the Income funds, there are only two feeder funds, and the surviving fund will have only two classes.


                         NEUBERGER BERMAN INCOME FUNDS

                        NB Income               NB Income Trust
                        Funds                   Trust

                        Funds Class
New
Classes
of
NB                      Trust Class
Equity
Funds




     Immediately after the Reorganization, you will hold the same number of shares, with the same dollar value, as you held immediately before the Reorganization, and the portfolio of market securities and other assets in which you're invested will be unchanged.

     The following diagram illustrates the organization of the funds before and after the Reorganization.

     BEFORE REORGANIZATION*                   AFTER REORGANIZATION*
     (TWO-TIERED MASTER/FEEDER STRUCTURE)     (ONE-TIERED MULTI-CLASS STRUCTURE)
     -----------------------------------      ---------------------------------

                  SHAREHOLDERS                      SHAREHOLDERS

                  OWN SHARES OF                     OWN SHARES OF

                  FEEDER FUND                       FUND (WITH SEPARATE CLASSES)

                  WHICH INVESTS IN                  WHICH INVESTS IN

                  MASTER FUND                       STOCKS, BONDS AND OTHER
                                                    SECURITIES
                  WHICH INVESTS IN

                  STOCKS, BONDS AND
                  OTHER SECURITIES

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?


     The reorganization is being proposed because the Boards and NBMI each believe that eliminating the master-feeder structure and reorganizing into a multi-class structure would simplify the operations of the funds and, consequently, may result in some reduction in each fund's operating expenses. For example, the number equity funds for which annual tax filings are made would be reduced from 41 to 11, and separate audits of the master funds would no longer be necessary. Over time, the funds may benefit from the fewer number of required filings with the SEC and other legal and administrative cost savings. Some of the cost savings will benefit NBMI, through its contractual agreements with the funds to limit the funds' total annual operating expenses.

     When the Boards of Trustees of the funds approved the master-feeder structure and proposed that shareholders approve the structure back in 1993, they believed that this form of organization would achieve certain efficiencies of operation and economies of scale. To a great extent, these have been realized. However, regulatory developments have occurred since 1993 that enable mutual fund complexes to achieve most of these benefits more easily, and at lower overall cost, by establishing multiple classes of shares. In addition, the master-feeder structure was to be used as a means of increasing fund assets by setting up "private label" funds for other firms and selling fund shares to foreign investors. However, NBMI found that third parties did not indicate the interest that was anticipated in the private label funds and use of offshore feeder funds was negatively impacted by regulatory resistance in certain foreign countries. For these reasons, th Boards have determined that it would be in the best interests of each fund and its shareholders to operate each fund in the single-level, multi-class structure that has become increasingly favored by the mutual fund industry.

     In addition, NBMI, which serves as each fund's principal underwriter, has advised the Boards that investors are more familiar with the more common multi-class structure than they are with the master-feeder structure. Accordingly, the Reorganization should make it easier to market the funds. While NBMI would be one beneficiary of such a development, fund shareholders would also benefit, because increased assets typically result in economies that produce a lower expense ratio for all investors.

     The Board of each fund has determined that it would be in the best interests of that fund and its shareholders to operate the fund in the single level, multi-class structure that has become increasingly favored by the mutual fund industry.

DESCRIPTION OF THE REORGANIZATION PLAN


     The terms and conditions under which the Reorganization would be completed are set forth in the Reorganization Plan. The following is a summary of the Reorganization Plan and is qualified in its entirety by reference to the Reorganization Plan, the form of which is attached as Appendix A. The Reorganization Plan provides for the completion of the Reorganization in several steps:

     First, each series of Neuberger Berman Equity Trust, Equity Assets and Equity Series will transfer its assets (which consist primarily of its interest in the underlying master fund) to the corresponding series of Equity Funds, in exchange solely for (1) shares of the Trust Class, Asset Class, or Institutional Class of that corresponding series identical in number and value to the transferor series's shares held by its shareholders and (2) the corresponding series's assumption of the transferring series's liabilities.

     Each series of Neuberger Berman Income Trust will transfer its assets (which consist primarily of its interest in the underlying master fund) to the corresponding series of Income Funds, in exchange solely for (1) shares of the Trust Class of that corresponding series identical in number and value to the fund shares held by its shareholders and (2) the corresponding series's assumption of the transferring series's liabilities.

     Second, each fund will distribute the Trust Class, Asset Class or Institutional Class shares it receives to its shareholders, and will dissolve. For example, if you own shares of Neuberger Berman Guardian Trust (a series of Equity Trust), you would receive in exchange an equal amount of Trust Class shares of Neuberger Berman Guardian Fund, which is the corresponding series of Equity Funds. If you own shares of Neuberger Berman Limited Maturity Bond Trust, you would receive in exchange an equal amount of Trust Class shares of Neuberger Berman Limited Maturity Bond Fund, which is the corresponding series of Income Funds.

     Third, each series of Equity Funds and Income Funds will withdraw its investment in its corresponding master fund. Each master fund will dissolve and distribute its assets in kind (i.e., in the form of stocks, bonds, and other investments held by the master fund, as well as any cash) to each corresponding series of Equity Funds and Income Funds.

     Finally, NBMI will enter into investment management agreements with Equity Funds and Income Funds with provisions identical in all material respects to those of its current investment management agreements with the master fund. (If your Fund currently has or approves a Distribution and Shareholder Servicing Plan, your class of shares will also have such a plan identical in every material respect.)

     The completion of each Reorganization is subject to various conditions, including approval of this Proposal by the shareholders of the participating transferor fund, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of legal opinions regarding the federal tax consequences of the Reorganization, and other customary corporate and securities matters.

The Reorganization Plan for a fund may be terminated at any time prior to closing if the Board of Trustees of either that fund or the surviving fund determines in good faith that the Reorganization is not in the best interests of the shareholders.


FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION


     It is a condition to the consummation of the transactions described in each Reorganization Plan, that each Trust that is a party thereto must have obtained an opinion of Kirkpatrick & Lockhart LLP, legal counsel to the Trusts, substantially to the effect that the Reorganization will qualify as a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized by any fund or its shareholders. The Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. NBMI intends to recommend to the Board of Trustees of Neuberger Berman Equity Assets that Socially Responsive Assets be dissolved prior to Reorganization.

SUMMARY:  COMPARISON OF THE FEEDER FUNDS AND THE CLASSES

     Equity Funds and Income Funds were organized in December 1992 as business trusts under the laws of the State of Delaware. Equity Funds is comprised of eleven diversified series, and Income Funds is comprised of seven diversified series (the "Portfolios"). If the Reorganization is approved, the Portfolios of Equity Funds will have three classes of shares: Trust Class, Assets Class and Fund Class. (Some of the Portfolios will have only Trust and Fund Class shares. Genesis Portfolio will have a fourth class, Institutional Class, because there are four Genesis feeder funds.) The Portfolios of Income Funds will have two classes of shares: Trust Class and Fund Class (only the Institutional Cash series and Limited Maturity Bond series have both Trust and Fund Classes). If the Reorganization is completed, shareholders of each fund will become holders of the Trust Class, Assets Class, Fund Class or Institutional Class shares of the Portfolio that has the same investment program as the fund currently held by that shareholder. The net asset value of the shares in a Portfolio class held by a shareholder immediately after the Reorganization will be the same as the net asset value of the shares of the corresponding fund held by the shareholder immediately prior to the Reorganization.


     A brief comparison of the funds with the new Portfolios is set forth below:

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


     The investment objectives, policies and restrictions under which the assets of the funds presently are managed will not be affected by the proposed Reorganization except that (1) rather than investing all of its net investable assets in a corresponding master fund, each fund will seek to achieve the same investment objectives by engaging NBMI as its investment adviser to directly manage its assets; and (2) if approved by the shareholders of the corresponding series of Equity Funds and Income Funds, the series will have a slightly more flexible diversification policy, as described in Proposal 2. The investment objectives, policies and restrictions of the Portfolios will otherwise be the same as those in effect for the funds and the master funds immediately prior to the Reorganization.

Investment Manager
------------------

     NBMI currently manages the assets of each fund indirectly, by virtue of the fact that it manages the assets of the corresponding master fund in which the fund invests. Since the funds currently invest their assets only through the corresponding master funds, they do not engage NBMI or any other investment manager directly. Upon completion of the Reorganization, Equity Funds and Income Funds will enter into new investment advisory agreements with NBMI on behalf of each Portfolio, on terms and conditions substantially identical to the terms and conditions of the current investment management agreement between NBMI and the master funds. Neuberger Berman, LLC ("Neuberger Berman"), an affiliate of NBMI registered as an investment adviser and broker-dealer, also provides services to each master fund pursuant to a sub-advisory agreement between NBMI and Neuberger Berman. It would provide such services to each Portfolio of Equity Funds and Income Funds following the Reorganization.

     In each case, it is anticipated that the same individuals would provide these services, and each series of Equity Funds and Income Funds would pay fees at the same rate provided for in the current agreements. Accordingly, there will be no shareholder vote on the new agreement.

     In summary, NBMI and Neuberger Berman currently manage the assets of the funds indirectly, by virtue of the funds' investment in the master funds. After the Reorganization, NBMI and Neuberger Berman will manage the assets of each Portfolio directly, according to the same investment program that they employed for the master funds.

Administrative Services
-----------------------


     NBMI serves as administrator of each fund, pursuant to an administration agreement with each fund, and is responsible for performing all administrative services required for the daily business operations of the funds. Each of Equity Trust, Equity Assets, Equity Series and Income Trust has an administration agreement with NBMI on behalf of its series. After the Reorganization, the administration agreements with Equity Funds and Income Funds will be amended to incorporate the multi-class structure of the series, but will otherwise be on terms and conditions substantially identical to those applicable to the funds immediately prior to the Reorganization.


Distributor, Transfer Agent and Custodian
-----------------------------------------


     NBMI serves as the principal underwriter for the funds pursuant to distribution agreements with the funds. State Street Bank and Trust Company serves as the transfer agent and custodian for the funds pursuant to transfer agency and custodian agreements with the funds. After the Reorganization, those agreements with Equity Funds and Income Funds will be amended to incorporate the multi-class structure of the Portfolios, but will otherwise be on terms and conditions substantially identical to those applicable to the funds immediately prior to the Reorganization.

Pro Forma Expenses
------------------



     The following tables show the current fees and expenses for each fund, and what the expenses are expected to be after the proposed Reorganization.


INFORMATION PRESENTED IN THE AS REPORTED COLUMN INCLUDES AN ALLOCATION OF EXPENSES FROM THE MASTERFUNDS, WHICH WOULD BE BORNE BY THE RESPECTIVE FUNDS IF THE PROPOSED REORGANIZATION IS APPROVED.

CENTURY FUND

FEE TABLE

                                                                            (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY FUNDS-        CENTURY FUND- FUND
                                                               CENTURY FUND                 CLASS
                         Shareholder fees                                 none                none



                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.81                0.81
                         Plus:                Distribution fees           none                none
                                              Other expenses**            0.99                0.99
                                                                          ----                ----
                         Equals:              Total annual operating
                                              expenses                    1.80                1.80
                                              Expense
                         Minus:               reimbursement               0.30                0.30
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/02, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The as reported column includes costs paid by the fund and its share of master portfolio costs.

** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.


                                                (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
                                 $153        $474        $818        $1791

CENTURY TRUST

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               CENTURY TRUST               CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.95                0.95
                         Plus:                Distribution fees           0.10                0.10
                                              Other expenses**            0.80                0.80
                                                                          ----                ----
                         Equals:              Total annual operating
                                              expenses                    1.85                1.85
                         Minus:               Expense
                                              reimbursement               0.35                0.35
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/02, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The as reported column includes costs paid by the fund and its share of master portfolio costs.

** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.


                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
                                 $153        $474        $818        $1791

FOCUS FUND

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY FUNDS-        FOCUS FUND- FUND
                                                                 FOCUS FUND                CLASS
                         Shareholder fees                                 none                none


                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.75                0.75
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.10                0.10
                                                                          ----                ----
                         Equals:              Total annual operating
                                              expenses                    0.85                0.85

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $87         $271        $471        $1049
EXPENSES- PRO FORMA
                                 $87         $271        $471        $1049

FOCUS TRUST

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY TRUST-         FOCUS FUND- TRUST
                                                                FOCUS TRUST                CLASS
                         Shareholder fees


                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.89                0.89
                         Plus:                Distribution fees           0.10                0.10
                                              Other expenses              0.09                0.09
                                                                          ----                ----
                         Equals:              Total annual operating
                                              expenses                    1.08                1.08

* Neuberger Berman Management reimburses certain expenses of the fund so that its total annual operating expenses are not more than 0.20% above those of another Neuberger Berman fund that invests in the same portfolio of securities. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Under this arrangement, which Neuberger Berman
Management can terminate upon sixty days' notice to the fund, total annual operating expenses of the fund last year were limited to 0.95% of the fund's average net assets. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.


                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED**          $110        $343        $595        $1317
EXPENSES- PRO FORMA
**                               $110        $343        $595        $1317

**UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $97, $303, $525, AND $1166, RESPECTIVELY; OR $97, $303, $525, AND $1166, RESPECTIVELY, AFTER THE PROPOSED REORGANIZATION.

FOCUS ASSETS

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY ASSETS-        FOCUS FUND- ASSETS
                                                                FOCUS ASSETS               CLASS
                         Shareholder fees                                 none                none


                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.89                0.89
                         Plus:                Distribution fees           0.25                0.25
                                              Other expenses              5.94                5.94
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    7.08                7.08
                                              Expense
                         Minus:               reimbursement**             5.58                5.58
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* The as reported column includes costs paid by the fund and its share of master portfolio costs. ** Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/10, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
                                 $153        $474        $818        $1791

GENESIS FUND

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY FUNDS-        GENESIS FUND- FUND
                                                                GENESIS FUND              CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.98                0.98
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.19                0.19
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.17                1.17

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $119        $372        $644        $1420
EXPENSES- PRO FORMA
                                 $119        $372        $644        $1420

GENESIS TRUST

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED              PRO FORMA
                                                               EQUITY TRUST-        GENESIS FUND- TRUST
                                                               GENESIS TRUST               CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             1.12                1.12
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.11                0.11
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.23                1.23

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $125        $390        $676        $1489
EXPENSES- PRO FORMA
                                 $125        $390        $676        $1489

GENESIS ASSETS

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY ASSETS-       GENESIS FUND-ASSETS
                                                               GENESIS ASSETS             CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             1.12                1.12
                         Plus:                Distribution fees           0.25                0.25
                                              Other expenses              0.26                0.26
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.63                1.63
                                              Expense
                         Minus:               reimbursement**             0.13                0.13
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* The as reported column includes costs paid by the fund and its share of master portfolio costs. ** Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/10, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
                                 $153        $474        $818        $1791

GENESIS INSTITUTIONAL

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED
                                                               EQUITY SERIES-             PRO FORMA
                                                                  GENESIS           GENESIS FUND- INSTITUTIONAL
                                                               INSTITUTIONAL              CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.87                0.87
                         Plus:                Distribution fees           none                none
                                              Other expenses**            0.28                0.28
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.15                1.15
                                              Expense
                         Minus:               reimbursement               0.30                0.30
                                                                          ----                ----
                         Equals:             Net expenses                 0.85                0.85

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/02, so that the total annual operating expenses of the fund are limited to 0.85% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs.

** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $87         $271        $471       $1049
EXPENSES- PRO FORMA
                                 $87         $271        $471       $1049

GUARDIAN FUND

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY FUNDS-        GUARDIAN FUND- FUND
                                                               GUARDIAN FUND              CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.70                0.70
                          Plus:               Distribution fees           none                none
                                              Other expenses              0.12                0.12
                                                                          ----                ----
                                              Total annual operating
                          Equals:             expenses                    0.82                0.82

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $84         $262        $455        $1014
EXPENSES- PRO FORMA
                                 $84         $262        $455        $1014

GUARDIAN TRUST

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED             PRO FORMA
                                                               EQUITY TRUST-       GUARDIAN FUND- TRUST
                                                               GUARDIAN TRUST             CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.84                0.84
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.04                0.04
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    0.88                0.88

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $90         $281        $488       $1084
EXPENSES- PRO FORMA
                                 $90         $281        $488       $1084

GUARDIAN ASSETS

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY ASSETS-    GUARDIAN FUND- ASSETS
                                                              GUARDIAN ASSETS             CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.84                0.84
                         Plus:                Distribution fees           0.25                0.25
                                              Other expenses              0.47                0.47
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.56                1.56
                                              Expense
                         Minus:               reimbursement**             0.06                0.06
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* The as reported column includes costs paid by the fund and its share of master portfolio costs. ** Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/10, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818       $1791
EXPENSES- PRO FORMA
                                 $153        $474        $818       $1791

INTERNATIONAL FUND

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED
                                                               EQUITY FUNDS-            PRO FORMA
                                                               INTERNATIONAL        INTERNATIONAL FUND-
                                                                    FUND                FUND CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             1.11                1.11
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.48                0.48
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.59                1.59

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $162        $502        $866       $1889
EXPENSES- PRO FORMA
                                 $162        $502        $866       $1889

INTERNATIONAL TRUST

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED
                                                               EQUITY TRUST-            PRO FORMA
                                                               INTERNATIONAL        INTERNATIONAL FUND-
                                                                   TRUST                TRUST CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             1.25                1.25
                         Plus:                Distribution fees           none                none
                                              Other expenses              4.73                4.73
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    5.98                5.98

* Neuberger Berman Management reimburses certain expenses of the fund so that its total annual operating expenses are not more than 0.10% above those of another Neuberger Berman fund that invests in the same portfolio of securities but not to exceed 1.70% of average net assets. This arrangement can be terminated upon sixty days' notice to the fund. In addition, the arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED**          $595       $1768       $2918       $5695
EXPENSES- PRO FORMA
**                               $595       $1768       $2918       $5695

** UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $173, $536, $923, AND
$2009, RESPECTIVELY; OR $173, $536, $923, AND $2009, RESPECTIVELY AFTER THE PROPOSED REORGANIZATION.

MANHATTAN FUND

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY FUNDS-          MANHATTAN FUND-
                                                               MANHATTAN FUND           FUND CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.79                0.79
                         Plus:               Distribution fees            none                none
                                             Other expenses               0.21                0.21
                                                                          ----                ----
                                             Total annual operating
                         Equals:             expenses                     1.00                1.00

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $102        $318        $552        $1225
EXPENSES- PRO FORMA
                                 $102        $318        $552        $1225

MANHATTAN TRUST

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED              PRO FORMA
                                                               EQUITY TRUST-          MANHATTAN FUND-
                                                              MANHATTAN TRUST          TRUST CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.93                0.93
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.25                0.25
                                                                          ----                ----
                                              Total annual operating
                         Equals:             expenses                     1.18                1.18

* Neuberger Berman Management reimburses certain expenses of the fund so that its total annual operating expenses are not more than 0.10% above those of another Neuberger Berman fund that invests in the same portfolio of securities. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Under this arrangement, which Neuberger Berman Management can terminate upon sixty days' notice to the fund, total annual operating expenses of the fund last year were limited to 1.11% of the fund's average net assets. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED**          $120        $375        $649        $1432
EXPENSES- PRO FORMA
**                               $120        $375        $649        $1432

** UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $113, $353, $612, AND $1352, RESPECTIVELY; OR $113, $353, $612, AND $1352, RESPECTIVELY, AFTER THE PROPOSED REORGANIZATION.

MANHATTAN ASSETS

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY ASSETS-         MANHATTAN FUND-
                                                              MANHATTAN ASSETS         ASSETS CLASS
                         Shareholder fees                               none                  none

                         Annual operating
                         expenses (% of average net assets)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees              0.93                0.93
                         Plus:                Distribution fees            0.25                0.25
                                              Other expenses              18.81               18.81
                                                                          -----               -----
                                             Total annual operating
                         Equals:             expenses                     19.99               19.99
                                             Expense
                         Minus:              reimbursement**              18.49               18.49
                                                                          -----               -----
                         Equals:             Net expenses                  1.50                1.50

* The as reported column includes costs paid by the fund and its share of master portfolio costs. ** Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/10, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                 1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
                                 $153        $474        $818        $1791

MILLENNIUM FUND

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED              PRO FORMA
                                                               EQUITY FUNDS-         MILLENNIUM FUND-
                                                              MILLENNIUM FUND           FUND CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             1.11                1.11
                         Plus:                Distribution fees           none                none
                                              Other expenses              1.02                1.02
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    2.13                2.13

* Neuberger Berman Management reimburses certain expenses of the fund so that the total annual operating expenses of the fund are limited to 1.75% of average net assets. This arrangement can be terminated upon sixty days' notice to the fund. In addition, the arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management through 12/31/00 for expenses reimbursed to the fund through 12/31/99 provided that repayment does not cause the fund's annual operating expenses to exceed 1.75% of its average net assets. The as reported column includes costs paid by the fund and its share of master portfolio costs.


EXPENSE EXAMPLE
THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED**          $216        $667       $1144        $2462
EXPENSES- PRO FORMA
**                               $216        $667       $1144        $2462

** UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $178, $551, $949, AND $2062, RESPECTIVELY; OR $178, $551, $949, AND $2062, RESPECTIVELY AFTER THE PROPOSED REORGANIZATION.

MILLENNIUM TRUST

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED             PRO FORMA
                                                               EQUITY TRUST-         MILLENNIUM FUND-
                                                              MILLENNIUM TRUST         TRUST CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees              1.25                1.25
                         Plus:                Distribution fees            0.10                0.10
                                              Other expenses              12.14               12.14
                                                                          -----               -----
                                              Total annual operating
                         Equals:              expenses                    13.49               13.49
                                              Expense
                         Minus:               reimbursement**             11.74               11.74
                                                                          -----               -----
                         Equals:             Net expenses                  1.75                1.75

* The as reported column includes costs paid by the fund and its share of master portfolio costs.
** Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/10 so that the total annual operating expenses of the fund are limited to 1.75% of average net assets.

This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management through 12/31/00 for expenses reimbursed to the fund through 12/31/99 provided that repayment does not cause the fund's annual operating expenses to exceed 1.75% of its average net assets.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $178        $551        $949        $2062
EXPENSES- PRO FORMA
                                 $178        $551        $949        $2062

MILLENNIUM ASSETS

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                              EQUITY ASSETS-         MILLENNIUM FUND-
                                                            MILLENNIUM ASSETS          ASSETS CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             1.25                1.25
                         Plus:                Distribution fees           0.25                0.25
                                              Other expenses**            0.57                0.57
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    2.07                2.07
                                              Expense
                         Minus:               reimbursement               0.32                0.32
                                                                          ----                ----
                         Equals:              Net expenses                1.75                1.75

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/02 so that the total annual operating expenses of the fund are limited to 1.75% of average net assets.

This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs. ** Other expenses are estimated for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $178        $551        $949        $2062
EXPENSES- PRO FORMA
                                 $178        $551        $949        $2062

PARTNERS FUND

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY FUNDS-        PARTNERS FUND- FUND
                                                               PARTNERS FUND              CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.71                0.71
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.11                0.11
                                                                          ----                ----
                                              Total annual operating
                         Equals:             expenses                     0.82                0.82

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $84         $262        $455        $1014
EXPENSES- PRO FORMA
                                 $84         $262        $455        $1014

PARTNERS TRUST

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY TRUST-        PARTNERS FUND-TRUST
                                                               PARTNERS TRUST             CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.85                0.85
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.06                0.06
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    0.91                0.91

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $93         $290        $504       $1120
EXPENSES- PRO FORMA
                                 $93         $290        $504       $1120

PARTNERS ASSETS

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY ASSETS-      PARTNERS FUND-ASSETS
                                                              PARTNERS ASSETS             CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.85                0.85
                         Plus:                Distribution fees           0.25                0.25
                                              Other expenses              0.21                0.21
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.31                1.31

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/10, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $133        $415        $718        $1579
EXPENSES- PRO FORMA
                                 $133        $415        $718        $1579

REGENCY FUND

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY FUNDS-        REGENCY FUND- FUND
                                                               REGENCY FUND               CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.81                0.81
                         Plus:                Distribution fees           none                none
                                              Other expenses**            0.99                0.99
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.80                1.80
                                              Expense
                         Minus:               reimbursement               0.30                0.30
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/02, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The as reported column includes costs paid by the fund and its share of master portfolio costs.

** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
                                 $153        $474        $818        $1791

REGENCY TRUST

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED             PRO FORMA
                                                               EQUITY TRUST-        REGENCY FUND-TRUST
                                                               REGENCY TRUST              CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.95                0.95
                         Plus:                Distribution fees           0.10                0.10
                                              Other expenses**            0.88                0.88
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.93                1.93
                                              Expense
                         Minus:               reimbursement               0.43                0.43
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/02, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets or not more than 0.20% above the total annual operating expenses of another Neuberger Berman fund that invests in the same portfolio of securities whichever is less. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The as reported column includes costs paid by the fund and its share of master portfolio costs.
** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
                                 $153        $474        $818        $1791

SOCIALLY RESPONSIVE FUND

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED
                                                               EQUITY FUNDS-              PRO FORMA
                                                                 SOCIALLY           SOCIALLY RESPONSIVE
                                                              RESPONSIVE FUND         FUND- FUND CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.80                0.80
                         Plus:                Distribution fees           none                none
                                              Other expenses              0.30                0.30
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.10                1.10

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $112        $350        $606        $1340
EXPENSES- PRO FORMA
                                 $112        $350        $606        $1340

SOCIALLY RESPONSIVE TRUST

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED
                                                               EQUITY TRUST-              PRO FORMA
                                                                  SOCIALLY          SOCIALLY RESPONSIVE
                                                              RESPONSIVE TRUST       FUND- TRUST CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.94                0.94
                         Plus:                Distribution fees           0.10                0.10
                                              Other expenses**            0.78                0.78
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.82                1.82

* Neuberger Berman Management reimburses certain expenses of the fund so that its total annual operating expenses are not more than 0.20% above those of another Neuberger Berman fund that invests in the same portfolio of securities. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Under this arrangement, which Neuberger Berman Management can terminate upon sixty days' notice to the fund, total annual operating expenses of the fund last year would have been limited to 1.20% of the fund's average net assets. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

** At current asset levels, the fund believes "Management Fees" and "Total annual operating expenses" will be 0.95% and 1.83% of average net assets for the current fiscal year. As described above, however, Neuberger Berman Management has agreed to reimburse certain expenses of the fund so actual expenses will be lower.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED***         $185        $573        $985        $2137
EXPENSES- PRO FORMA
***                              $185        $573        $985        $2137

*** UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $122, $381, $660, AND $1455, RESPECTIVELY; OR $122, $381, $660, AND $1455, RESPECTIVELY, AFTER THE PROPOSED REORGANIZATION.

SOCIALLY RESPONSIVE ASSETS

FEE TABLE

                                                                            (UNAUDITED)
                                                                AS REPORTED
                                                               EQUITY ASSETS-             PRO FORMA
                                                                  SOCIALLY          SOCIALLY RESPONSIVE
                                                             RESPONSIVE ASSETS       FUND- ASSETS CLASS
                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                              Management Fees             0.95                0.95
                         Plus:                Distribution fees           0.25                0.25
                                              Other expenses**            0.54                0.54
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    1.74                1.74
                                              Expense
                         Minus:               reimbursement               0.24                0.24
                                                                          ----                ----
                         Equals:              Net expenses                1.50                1.50

* Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/02, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.50% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The as reported column includes costs paid by the fund and its share of master portfolio costs.

** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $153        $474        $818        $1791
EXPENSES- PRO FORMA
                                 $153        $474        $818        $1791

TECHNOLOGY FUND

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY FUNDS-          TECHNOLOGY FUND-
                                                              TECHNOLOGY FUND            FUND CLASS
                         Shareholder Fees (% of
                         amount redeemed or
                         exchanged)
                         These are deducted
                         directly from your
                         investment.
                         Redemption Fee*                                  2.00                2.00
                         Exchange Fee*                                    2.00                2.00
* A  redemption  fee of 2.00% is charged on  investments  held 180 days or less, whether fund shares are redeemed or exchanged for shares of another fund.

                          Annual operating
                          expenses (% of average net assets)**

                          These are deducted from
                          fund assets, so you pay
                          them indirectly

                                              Management Fees             1.11                1.11
                          Plus:               Distribution fees           none                none

                                              Other expenses***           0.91                0.91
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    2.02                2.02
                                              Expense
                         Minus:               reimbursement               0.02                0.02
                                                                          ----                ----
                         Equals:             Net expenses                 2.00                2.00

** Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/03, so that the total annual operating expenses of the fund are limited to 2.00% of average net assets. In addition, the arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that the repayment does not cause the fund's annual operating expenses to exceed 2.00% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The as reported column includes costs paid by the fund and its share of master portfolio costs.

*** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $203        $627       $1078        $2327
EXPENSES- PRO FORMA
                                 $203        $627       $1078        $2327

TECHNOLOGY TRUST

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               EQUITY TRUST-         TECHNOLOGY FUND-
                                                             TECHNOLOGY TRUST          TRUST CLASS
                         Shareholder Fees (% of
                         amount redeemed or
                         exchanged)
                         These are deducted
                         directly from your
                         investment.
                         Redemption Fee*                                  2.00                2.00
                         Exchange Fee*                                    2.00                2.00
* A  redemption  fee of 2.00% is charged on  investments  held 180 days or less, whether fund shares are redeemed or exchanged for shares of another fund.

                         Annual operating
                         expenses (% of
                         average net assets)**

                         These are deducted from
                         fund assets, so you pay
                         them indirectly

                                              Management Fees             1.25                1.25
                         Plus:                Distribution fees           0.10                0.10
                                              Other expenses***           0.80                0.80
                                                                          ----                ----
                                              Total annual operating
                         Equals:              expenses                    2.15                2.15
                                              Expense
                         Minus:               reimbursement               0.15                0.15
                                                                          ----                ----
                         Equals:              Net expenses                2.00                2.00

** Neuberger Berman Management has contractually agreed to reimburse certain expenses of the fund through 12/31/03, so that the total annual operating expenses of the fund are limited to 2.00% of average net assets. In addition, the arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay Neuberger Berman Management for expenses reimbursed to the fund provided that the repayment does not cause the fund's annual operating expenses to exceed 2.00% of its average net assets. Any such repayment must be made within three years after the year in which Neuberger Berman Management incurred the expense. The as reported column includes costs paid by the fund and its share of master portfolio costs.

*** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED            $203        $627       $1078        $2327
EXPENSES- PRO FORMA
                                 $203        $627       $1078        $2327

INFORMATION PRESENTED IN THE AS REPORTED COLUMN INCLUDES AN ALLOCATION OF EXPENSES FROM THE PORTFOLIOS, WHICH WOULD BE BORNE BY THE RESPECTIVE FUNDS IF THE PROPOSED REORGANIZATION IS APPROVED.


CASH RESERVES

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                               INCOME FUNDS-          CASH RESERVES-FUND
                                                               CASH RESERVES                 CLASS

                         Shareholder fees                                 none                        none

                         Annual operating
                         expenses (% of average net assets)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.51                        0.51
                         Plus:               Distribution fees            none                        none
                                             Other expenses               0.10                        0.10
                                             Total annual operating       ----                        ----
                         Equals:             expenses                     0.61                        0.61


* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                                  (UNAUDITED)

                                1 Year       3 Years      5 Years       10 Years

EXPENSES- AS REPORTED            $62          $195          $340          $762
EXPENSES- PRO FORMA
                                 $62          $195          $340          $762

GOVERNMENT MONEY FUND

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED
                                                               INCOME FUNDS             PRO FORMA
                                                                 GOVERNMENT          GOVERNMENT MONEY
                                                                 MONEY FUND          FUND-FUND CLASS
                         Shareholder fees                                 none                     none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.52                     0.52
                         Plus:               Distribution fees            none                     none
                                             Other expenses               0.08                     0.08
                                             Total annual operating       ----                     ----
                         Equals:             expenses                     0.60                     0.60


* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                                 (UNAUDITED)

                                1 Year       3 Years     5 Years      10 Years

EXPENSES- AS REPORTED            $61          $192         $335         $750
EXPENSES- PRO FORMA
                                 $61          $192         $335         $750




HIGH YIELD BOND FUND

FEE TABLE

                                       76

                                                                             (UNAUDITED)
                                                                AS REPORTED
                                                               INCOME FUNDS-             PRO FORMA
                                                              HIGH YIELD BOND      HIGH YIELD BOND FUND-
                                                                   FUND                 FUND CLASS

                         Shareholder fees                                 none                        none

                         Annual operating
                         expenses (% of average net assets)*

                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.65                        0.65
                         Plus:               Distribution fees            none                        none
                                             Other expenses               0.78                        0.78
                                             Total annual operating       ----                        ----
                         Equals:             expenses                     1.43                        1.43


* Neuberger Berman Management reimburses certain expenses of the fund so that the total annual operating expenses of the fund are limited to 1.00% of average net assets. This arrangement can be terminated upon 60 days' notice to the fund. In addition, the arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                                 (UNAUDITED)

                                1 Year       3 Years      5 Years      10 Years

EXPENSES- AS REPORTED**          $146         $452          $782        $1713
EXPENSES- PRO FORMA
**                               $146         $452          $782        $1713



**UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $102, $318, $552, AND $1225, RESPECTIVELY; OR $102, $318, $552 AND $1225, RESPECTIVELY, AFTER THE PROPOSED REORGANIZATION.

LIMITED MATURITY BOND FUND

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED
                                                               INCOME FUNDS-              PRO FORMA
                                                             LIMITED MATURITY      LIMITED MATURITY BOND FUND
                                                                BOND FUND            FUND CLASS

                         Shareholder fees                                 none                             none

                         Annual operating
                         expenses (% of average net assets)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.52                             0.52
                         Plus:               Distribution fees            none                             none
                                             Other expenses               0.20                             0.20
                                             Total annual operating       ----                             ----
                         Equals:             expenses                     0.72                             0.72



* Neuberger Berman Management reimburses certain expenses of the fund so that the total annual operating expenses of the fund are limited to 0.70% of average net assets. This arrangement can be terminated upon 60 days' notice to the fund. In addition, the arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.


                                                (UNAUDITED)

                                1 Year     3 Years     5 Years     10 Years

EXPENSES- AS REPORTED**          $74        $230         $401        $894
EXPENSES- PRO FORMA
**                               $74        $230         $401        $894




**UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $72, $224, $390, AND $871, RESPECTIVELY; OR $72, $224, $390, AND $871, RESPECTIVELY, AFTER THE PROPOSED REORGANIZATION.

LIMITED MATURITY BOND TRUST

FEE TABLE

                                                                              (UNAUDITED)
                                                                AS REPORTED               PRO FORMA
                                                                INCOME TRUST-
                                                               LIMITED MATURITY       LIMITED MATURITY BOND
                                                                 BOND TRUST             FUND- TRUST CLASS

                         Shareholder fees                                 none                          none

                         Annual operating
                         expenses (% of average net assets)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.75                          0.75
                         Plus:               Distribution fees            none                          none
                                             Other expenses               0.37                          0.37
                                             Total annual operating       ----                          ----
                         Equals:             expenses                     1.12                          1.12


* Neuberger Berman Management reimburses certain expenses of the fund so that the total annual operating expenses of the fund are limited to 0.80% of average net assets. This arrangement may be terminated upon 60 days' notice to the fund. In addition, this arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year      3 Years      5 Years      10 Years

EXPENSES- AS REPORTED**          $114        $356          $617        $1363
EXPENSES- PRO FORMA
**                               $114        $356          $617        $1363


**UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $82, $255, $444, AND $990, RESPECTIVELY; OR $82, $255, $444, AND $990, RESPECTIVELY, AFTER THE PROPOSED REORGANIZATION.

MUNICIPAL MONEY FUND

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED
                                                               INCOME FUNDS-             PRO FORMA
                                                               MUNICIPAL MONEY        MUNICIPAL MONEY
                                                                    FUND              FUND-FUND CLASS

                         Shareholder fees                                 none                none

                         Annual operating
                         expenses (% of average net assets)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.52                0.52
                         Plus:               Distribution fees            none                none
                                             Other expenses               0.15                0.15
                                             Total annual operating       ----                ----
                         Equals:             expenses                     0.67                0.67

* The figures in the table are based on last year's expenses. Actual expenses this year may be higher or lower. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year      3 Years     5 Years    10 Years

EXPENSES- AS REPORTED            $68         $214         $373       $835
EXPENSES- PRO FORMA
                                 $68         $214         $373       $835

MUNICIPAL SECURITIES TRUST

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED
                                                               INCOME FUNDS-             PRO FORMA
                                                                 MUNICIPAL         MUNICIPAL SECURITIES
                                                              SECURITIES TRUST       TRUST-FUND CLASS
                         Shareholder fees                                 none                      none

                         Annual operating
                         expenses (% of average net assets)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.52                      0.52
                         Plus:               Distribution fees            none                      none
                                             Other expenses               0.55                      0.55
                                             Total annual operating       ----                      ----
                         Equals:             expenses                     1.07                      1.07

* Neuberger Berman Management reimburses certain expenses of the fund so that the total annual operating expenses of the fund are limited to 0.65% of average net assets. This arrangement may be terminated upon 60 days' notice to the fund. In addition, this arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The as reported column includes costs paid by the fund and its share of master portfolio costs.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year     3 Years      5 Years      10 Years

EXPENSES- AS REPORTED**          $109       $340          $590        $1306
EXPENSES- PRO FORMA
**                               $109       $340          $590        $1306


**UNDER THE FUND'S EXPENSE REIMBURSEMENT ARRANGEMENT, YOUR COSTS FOR THE ONE-, THREE-, FIVE- AND TEN-YEAR PERIODS WOULD BE $66, $208, $362, AND $810, RESPECTIVELY; OR $66, $208, $362, AND $810, RESPECTIVELY, AFTER THE PROPOSED REORGANIZATION.

INSTITUTIONAL CASH TRUST

FEE TABLE

                                                                             (UNAUDITED)
                                                                AS REPORTED
d                                                             INCOME TRUST-              PRO FORMA
                                                           INSTITUTIONAL CASH       INSTITUTIONAL CASH
                                                                  TRUST             FUND- TRUST CLASS
                         Shareholder fees                                 none                      none

                         Annual operating
                         expenses (% of average net assets)*
                         These are deducted
                         from fund assets,
                         so you pay them
                         indirectly

                                             Management Fees              0.25                      0.25
                         Plus:               Distribution fees            none                      none
                                             Other expenses**             0.16                      0.16
                                             Total annual operating       ----                      ----
                         Equals:             expenses                     0.41                      0.41


* The as reported column includes costs paid by the fund and its share of master portfolio costs. ** Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

THE EXAMPLE ASSUMES THAT YOU INVESTED $10,000 FOR THE PERIODS SHOWN, THAT YOU EARNED A HYPOTHETICAL 5% TOTAL RETURN EACH YEAR, AND THAT THE FUND'S EXPENSES WERE THOSE IN THE TABLE ABOVE. YOUR COSTS WOULD BE THE SAME WHETHER YOU SOLD YOUR SHARES OR CONTINUED TO HOLD THEM AT THE END OF EACH PERIOD. ACTUAL PERFORMANCE AND EXPENSES MAY BE HIGHER OR LOWER.

                                               (UNAUDITED)

                                1 Year      3 Years      5 Years       10 Years

EXPENSES- AS REPORTED            $42         $132          $230          $518
EXPENSES- PRO FORMA
                                 $42         $132          $230          $518

Pro Forma Capitalization
------------------------


     Pro forma capitalization information is included here for the various classes:



 Most of the following tables are as of August 31, 1999, the date of the latest audited fiscal period. Except for Technology, those funds that began operations after August 31, 1999 are shown as of February 29, 2000.
       Because Technology started operations after February 29, 2000 its capitalization table is as of June 30, 2000.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF FEBRUARY 29, 2000                                       PRO FORMA AS OF FEBRUARY 29, 2000 (UNAUDITED)
             FUNDS INVESTING IN CENTURY PORTFOLIO                                      CENTURY FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES     NAV      CLASS NET ASSETS

             EQUITY FUNDS- CENTURY FUND            $2,344  $ 12.38   $  29,013    FUND CLASS      2,344    $ 12.38  $         29,013
                                                      172  $ 12.38   $   2,124    TRUST CLASS       172    $ 12.38  $          2,124
             EQUITY TRUST- CENTURY TRUST                             ---------                                      ----------------
                                                                     $  31,137                                      $         31,137




 If the reorganization is approved, shareholders invested in the Equity Funds -
  Century Fund or Equity Trust - Century Trust will become shareholders of the
            Fund Class or Trust Class of Century Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN FOCUS PORTFOLIO                                        FOCUS FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES     NAV      CLASS NET ASSETS
             EQUITY ASSETS- FOCUS ASSETS              117  $ 16.18   $     1,899  ASSET CLASS      117  $  16.18    $          1,899
             EQUITY FUNDS- FOCUS FUND              36,598  $ 36.25   $ 1,326,608  FUND CLASS    36,598  $  36.25    $      1,326,608



                                                                  83

             EQUITY TRUST- FOCUS TRUST              9,145  $ 23.62    $  216,020  TRUST CLASS    9,145  $  23.62    $        216,020
                                                                      ----------                                    ----------------
                                                                      $1,544,527                                           1,544,527

        If the reorganization is approved, shareholders invested in the Equity Assets - Focus Assets, Equity Funds - Focus Fund or Equity Trust -
            Focus Trust will become shareholders of the Asset Class,
             Fund Class or Trust Class of Focus Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN GENESIS PORTFOLIO                                      GENESIS FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY SERIES- GENESIS INSTITUTIONAL  11,058  $ 20.28   $   224,224  SERIES CLASS  11,058 $ 20.28      $        224,224
             EQUITY ASSETS- GENESIS ASSETS          6,473  $ 12.64   $    81,805  ASSET CLASS    6,473 $ 12.64      $         81,805
             EQUITY FUNDS- GENESIS FUND            59,152  $ 14.39   $   851,255  FUND CLASS    59,152 $ 14.39      $        851,255
             EQUITY TRUST- GENESIS TRUST           29,177  $ 20.26   $   591,109  TRUST CLASS   29,177 $ 20.26      $        591,109
                                                                     -----------                                    ----------------
                                                                     $ 1,748,393                                    $      1,748,393


 If the reorganization is approved, shareholders invested in the Equity Series-
 Genesis Institutional, Equity Assets - Genesis Assets, Equity Funds - Genesis
  Fund or Equity Trust - Genesis Trust will become shareholders of the Series
  Class, Asset Class, Fund Class or Trust Class of Genesis Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN GUARDIAN PORTFOLIO                                     GUARDIAN FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY ASSETS- GUARDIAN ASSETS       1,834    $ 13.54   $    24,829  ASSET CLASS   1,834    $ 13.54     $        24,829
             EQUITY FUNDS- GUARDIAN FUND        151,434    $ 22.72   $ 3,441,033  FUND CLASS  151,434    $ 22.72     $     3,441,033
             EQUITY TRUST- GUARDIAN TRUST        76,470    $ 16.36   $ 1,251,151  TRUST CLASS  76,470    $ 16.36     $     1,251,151
                                                                     -----------                                    ----------------
                                                                     $ 4,717,013                                     $     4,717,013


                                                                  84

     If the reorganization is approved, shareholders invested in the Equity
    Assets - Guardian Assets, Equity Funds - Guardian Fund or Equity Trust -
        Guardian Trust will become shareholders of the Asset Class, Fund
              Class or Trust Class of Guardian Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN INTERNATIONAL PORTFOLIO                                INTERNATIONAL FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY FUNDS- INTERNATIONAL FUND     6,712    $ 16.76   $   112,516  FUND CLASS    6,712   $ 16.76     $        112,516
             EQUITY TRUST- INTERNATIONAL TRUST      140    $ 16.92   $     2,373  TRUST CLASS     140   $ 16.92     $          2,373
                                                                     -----------                                    ----------------
                                                                     $   114,889                                    $        114,889


        If the reorganization is approved, shareholders invested in the Equity Funds - International Fund or Equity Trust - International Trust
           will become shareholders of the Fund Class or Trust Class
                      of International Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN MANHATTAN PORTFOLIO                                    MANHATTAN FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY ASSETS- MANHATTAN ASSETS        118    $ 14.54   $     1,717  ASSET CLASS     118   $ 14.54     $          1,717
             EQUITY FUNDS- MANHATTAN FUND        46,894    $ 12.07   $   565,960  FUND CLASS   46,894   $ 12.07     $        565,960
             EQUITY TRUST- MANHATTAN TRUST        3,014    $ 15.02   $    45,284  TRUST CLASS   3,014   $ 15.02     $         45,284
                                                                     -----------                                    ----------------
                                                                     $   612,961                                    $        612,961


                                                                  85


If the reorganization is approved, shareholders invested in the Equity Assets -
  Manhattan Assets, Equity Funds - Manhattan Fund or Equity Trust - Manhattan
        Trust will become shareholders of the Asset Class, Fund Class or Trust Class of Manhattan Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF FEBRUARY 29, 2000                                       PRO FORMA AS OF FEBRUARY 29, 2000 (UNAUDITED)
             FUNDS INVESTING IN MILLENNIUM PORTFOLIO                                   MILLENNIUM FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY ASSETS- MILLENNIUM ASSETS         5    $ 12.49   $       66   ASSET CLASS       5   $ 12.49     $             66
             EQUITY FUNDS- MILLENNIUM FUND        7,932    $ 41.46   $  328,902   FUND CLASS    7,932   $ 41.46     $        328,902
             EQUITY TRUST- MILLENNIUM TRUST         420    $ 39.28   $   16,515   TRUST CLASS     420   $ 39.28     $         16,515
                                                                     -----------                                    ----------------
                                                                     $  345,483                                     $        345,483


     If the reorganization is approved, shareholders invested in the Equity
  Assets - Millennium Assets, Equity Funds - Millennium Fund or Equity Trust -
    Millennium Trust will become shareholders of the Asset Class, Fund Class or Trust Class of Millennium Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN PARTNERS PORTFOLIO                                     PARTNERS FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY ASSETS- PARTNERS ASSETS       3,967    $ 15.74   $    62,432  ASSET CLASS   3,967   $ 15.74     $         62,432
             EQUITY FUNDS- PARTNERS FUND        108,043    $ 26.42   $ 2,854,358  FUND CLASS  108,043   $ 26.42     $      2,854,358
             EQUITY TRUST- PARTNERS TRUST        45,432    $ 18.71   $   850,108  TRUST CLASS  45,432   $ 18.71     $        850,108
                                                                     -----------                                    ----------------
                                                                     $ 3,766,898                                    $      3,766,898


                                                                  86

     If the reorganization is approved, shareholders invested in the Equity
    Assets - Partners Assets, Equity Funds - Partners Fund or Equity Trust -
        Partners Trust will become shareholders of the Asset Class, Fund
              Class or Trust Class of Partners Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN REGENCY PORTFOLIO                                      REGENCY FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY FUNDS- REGENCY FUND             809    $  9.82   $     7,943  FUND CLASS      809   $  9.82     $          7,943
             EQUITY TRUST- REGENCY TRUST             37    $  9.76   $       357  TRUST CLASS      37   $  9.76     $            357
                                                                     ----------                                     ----------------
                                                                     $    8,300                                     $          8,300


  If the reorganization is approved, shareholders invested in the Equity Funds
   - Regency Fund or Equity Trust - Regency Trust will become shareholders of the Fund Class or Trust Class of Regency Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF AUGUST 31, 1999                                         PRO FORMA AS OF AUGUST 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN SOCIALLY RESPONSIVE PORTFOLIO                          SOCIALLY RESPONSIVE FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV       CLASS NET ASSETS
             EQUITY ASSETS- SOCIALLY
              RESPONSIVE ASSETS                      11    $  9.85   $       109   ASSET CLASS      11  $  9.85     $            109
             EQUITY FUNDS- SOCIALLY
              RESPONSIVE FUND                     5,575    $ 21.33   $   118,900   FUND CLASS    5,575  $ 21.33     $       118,900
             EQUITY TRUST- SOCIALLY
              RESPONSIVE TRUST                    1,755    $ 14.41   $    25,295   TRUST CLASS   1,755  $ 14.41     $        25,295
                                                                     -----------                                     ---------------
                                                                     $   144,304                                    $       144,304


If the reorganization is approved, shareholders invested in the Equity Assets -
 Socially Responsive Assets, Equity Funds - Socially Responsive Fund or Equity
 Trust - Socially Responsive Trust will become shareholders of the Asset Class,
      Fund Class or Trust Class of Socially Responsive Fund, respectively.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             EXISTING AS OF JUNE 30, 2000                                              PRO FORMA AS OF JUNE 30, 2000 (UNAUDITED)
             FUNDS INVESTING IN TECHNOLOGY PORTFOLIO                                   TECHNOLOGY FUND
                                                  SHARES     NAV     NET ASSETS                 SHARES    NAV      CLASS NET ASSETS
             EQUITY FUNDS- TECHNOLOGY FUND        1,509    $ 10.64   $    16,051  FUND CLASS    1,509   $ 10.64    $          16,051
             EQUITY TRUST- TECHNOLOGY TRUST         200    $ 10.63   $     2,128  TRUST CLASS     200   $ 10.63    $           2,128
                                                                     -----------                                   -----------------
                                                                     $    18,179                                   $          18,179


                                                                  87

 If the reorganization is approved, shareholders invested in the Equity Funds -
  Technology Fund or Equity Trust - Technology Trust will become shareholders of the Fund Class or Trust Class of Technology Fund, respectively.

Most of the following tables are as of October 31, 1999, the date of the latest audited fiscal period, except for Institutional Cash. Because Institutional
       Cash started operations after October 31, 1999 its capitalization table is as of June 30, 2000.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF OCTOBER 31, 1999                                        PRO FORMA AS OF OCTOBER 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN CASH RESERVES PORTFOLIO                                CASH RESERVES

                                                  SHARES     NAV      NET ASSETS                  SHARES    NAV     CLASS NET ASSETS
             INCOME FUNDS- CASH RESERVES      1,104,191    $  1.00  $  1,104,165 FUND CLASS    1,104,191  $  1.00   $      1,104,165


  If the reorganization is approved, shareholders invested in the Income Funds
  - Cash Reserves will become shareholders of the Fund Class of Cash Reserves.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

              AS REPORTED AS OF OCTOBER 31, 1999                                       PRO FORMA AS OF OCTOBER 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN GOVERNMENT MONEY PORTFOLIO                             GOVERNMENT MONEY FUND
                                                  SHARES     NAV     NET ASSETS                   SHARES    NAV     CLASS NET ASSETS
             INCOME FUNDS- GOVERNMENT MONEY FUND 653,377   $  1.00  $    653,377 FUND CLASS      653,377  $  1.00   $        653,377


     If the reorganization is approved, shareholders invested in the Income
         Funds - Government Money Fund will become shareholders of the
                      Fund Class of Government Money Fund.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

              AS REPORTED AS OF OCTOBER 31, 1999                                       PRO FORMA AS OF OCTOBER 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN HIGH YIELD BOND PORTFOLIO                              HIGH YIELD BOND FUND
                                                  SHARES     NAV     NET ASSETS                   SHARES    NAV     CLASS NET ASSETS
             INCOME FUNDS- HIGH YIELD BOND FUND    2,744   $  8.68  $     23,806 FUND CLASS        2,744  $  8.68   $         23,806


        If the reorganization is approved, shareholders invested in the
      Income Funds - High Yield Bond Fund will become shareholders of the
                      Fund Class of High Yield Bond Fund.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             EXISTING AS OF JUNE 30, 2000                                              PRO FORMA AS OF JUNE 30, 2000 (UNAUDITED)
             FUNDS INVESTING IN INSTITUTIONAL CASH PORTFOLIO                           INSTITUTIONAL CASH FUND
                                                  SHARES     NAV     NET ASSETS                   SHARES    NAV     CLASS NET ASSETS
             INCOME TRUST- INSTITUTIONAL CASH
              TRUST                              325,133   $  1.00  $    325,133 TRUST CLASS     325,133  $  1.00   $        325,133

  If the reorganization is approved, shareholders invested in the Income Trust
   - Institutional Cash Trust will become shareholders of the Trust Class of
                            Institutional Cash Fund.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF OCTOBER 31, 1999                                        PRO FORMA AS OF OCTOBER 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN LIMITED MATURITY BOND PORTFOLIO                        LIMITED MATURITY BOND FUND
                                                  SHARES     NAV     NET ASSETS                   SHARES    NAV     CLASS NET ASSETS
             INCOME FUNDS- LIMTIED MATURITY
              BOND FUND                           23,872   $  9.51  $    227,041 FUND CLASS       23,872  $  9.51   $        227,041
             INCOME TRUST- LIMITED MATURITY
              BOND TRUST                           4,584   $  9.06  $     41,549 TRUST CLASS       4,584  $  9.06   $         41,549
                                                                    ------------                                    ----------------
                                                                    $    268,590                                    $        268,590


                                                                  88

  If the reorganization is approved, shareholders invested in the Income Funds
   - Limited Maturity Bond Fund or Income Trust - Limited Maturity Bond Trust will become shareholders of the Fund Class or Trust Class of Limited
                       Maturity Bond Fund, respectively.

                                                                       CAPITALIZATION TABLE (UNAUDITED)
                                                                (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF OCTOBER 31, 1999                                        PRO FORMA AS OF OCTOBER 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN MUNICIPAL MONEY PORTFOLIO                              MUNICIPAL MONEY FUND
                                                  SHARES     NAV     NET ASSETS                   SHARES    NAV     CLASS NET ASSETS
             INCOME FUNDS- MUNICIPAL MONEY FUND  293,846   $  1.00  $    293,774 FUND CLASS      293,846  $  1.00   $        293,774


 If the reorganization is approved, shareholders invested in the Income Funds -
       Municipal Money Fund will become shareholders of the Fund Class of
                              Municipal Money Fund.

                                                                        CAPITALIZATION TABLE (UNAUDITED)
                                                                 (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

             AS REPORTED AS OF OCTOBER 31, 1999                                        PRO FORMA AS OF OCTOBER 31, 1999 (UNAUDITED)
             FUNDS INVESTING IN MUNICIPAL SECURITIES PORTFOLIO                         MUNICIPAL SECURITIES TRUST
                                                  SHARES     NAV     NET ASSETS                   SHARES    NAV     CLASS NET ASSETS
             INCOME FUNDS- MUNICIPAL SECURITIES
              TRUST                                3,244   $ 10.78  $     34,957 FUND CLASS        3,244  $ 10.78   $        34,957


  If the reorganization is approved, shareholders invested in the Income Funds
   - Municipal Securities Trust will become shareholders of the Fund Class of
                           Municipal Securities Trust.

Purchases and Redemptions
-------------------------


     As explained above, in the Reorganization, shareholders of the funds will receive shares of classes of the new Portfolios. After the Reorganization, shareholders of the funds will be able to purchase and redeem shares in the Portfolios in substantially the same manner and subject to substantially the same conditions as shares in the funds are presently purchased and redeemed. This information is set forth in each fund's current prospectus and statement of additional information. In the case of NB Technology Fund, NB Technology Trust, NB International Fund and NB International Trust, each of which has a 2.00% redemption fee on shares sold within 180 days of purchase, calculation of the 180-day holding period will not be affected by the Reorganization.


Dividends, Distributions and Taxes
----------------------------------


     After the Reorganization, the Portfolios will declare and pay dividends and calculate and make distributions of net capital gains, if any, in a manner identical to that of the funds and set forth in the funds' current prospectuses and statements of additional information. Because the accounting treatment of unrealized capital gain is different in master-feeder funds than it is in multiple-class funds, some shareholders may receive different taxable capital gain distributions than they otherwise would have if the Reorganization were not taking place. It is impossible to predict whether any of this gain will actually be realized in the future, the amount of it, or the date on which it will be realized (if at all). Accordingly, the effect on shareholders would be highly speculative.


     Like the funds, each of Equity Funds and Income Funds has elected to qualify its respective Portfolios as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and intends that each Portfolio will remain so qualified. After the Reorganization, each Portfolio will be entitled to the same benefits and subject to the same tax regulations as the funds immediately prior to the Reorganization.

Portfolio Transactions and Brokerage
------------------------------------

     NBMI will execute the portfolio transactions and allocate the brokerage business of the Portfolios of Equity Funds and Income Funds subject to the policies established by the Boards of Trustees of Equity Funds and Income Funds, which are substantially identical to those in effect with respect to the master funds immediately prior to the Reorganization.

Shareholders' Rights
--------------------

     The rights of shareholders of the Portfolios will be identical in all material respects to those of shareholders of the funds, with a few exceptions. As was the case before the Reorganization, shareholders of the Portfolios will vote on a per Portfolio basis on those matters that affect only particular Portfolios. In addition, on those matters affecting only a particular class, only shareholders of that class will vote. On all other matters, shareholders of Equity Funds will vote in the aggregate, and shareholders of Income Funds will likewise vote in the aggregate. Because the Reorganization will increase the size of the Portfolios, the voting power of individual shareholders will be diluted with respect to matters on which shareholders of Equity Funds and Income Funds vote in the aggregate or vote on a per series basis rather than on an individual class basis. However, the same "dilution" could occur through growth in the size of your fund, which would bring in additional shareholders. Furthermore, matters currently requiring a vote of master fund investors, such as approval of changes in advisory fees, already require that each feeder fund solicit the votes of its shareholders.

Risk Factors
------------


     The Portfolios will have investment objectives, policies and restrictions that are identical to those of the funds and the corresponding master funds, except that (1) the Portfolios will invest their assets directly rather than through the master funds, (2) the shareholders of Equity Funds and Income Funds are currently being asked to approve a change in fundamental investment policies regarding diversification identical to that contained in Proposal 2 of this Combined Proxy Statement and Prospectus, and (3) the shareholders of Cash Reserves and Government Money Fund are currently being asked to approve a change in their investment policies as described in Proposals 6 and 7. In addition, the Portfolios will be administered in every material respect in a substantially identical manner to the funds. Consequently, the risks associated with investing in the Portfolios will be virtually identical to those associated with investing in the funds.


Further Information about the Portfolios and the Funds
------------------------------------------------------


     Further information about the funds is contained in their current prospectuses and statements of additional information, which are incorporated into this Combined Proxy Statement and Prospectus by reference. If you are being asked to vote on this Proposal 4, copy of Equity Funds' prospectus and Income Funds' prospectus accompanies this document. Each of Equity Trust, Equity Assets and Equity Series will also provide its most recent annual report to shareholders with respect to the funds for the fiscal year ended August 31, 1999, and its semiannual report to shareholders for the six months ended February 29, 2000, upon request (NB Technology Fund and Trust have not yet issued any such reports). Income Trust will also provide its most recent annual report to shareholders for the fiscal year ended October 31, 1999, and its semiannual report to shareholders for the six months ended April 30, 2000, upon request (NB Institutional Cash Trust has not yet issued any such reports). These documents are available without charge by writing the Neuberger Berman Funds at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, or calling at 800-877-9700.


     The funds are subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and are required by those Acts to file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. They may also be viewed on the Internet at [WWW.SEC.GOV]. Copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC, Washington D.C. 20549.

APPROVAL OF THE BOARD OF TRUSTEES

     At a Board meeting held on June 6, 2000, the Boards of Trustees of Equity Funds, Equity Trust, Equity Assets, Equity Series, Income Funds and Income Trust approved the Reorganization Plan and determined that the proposed Reorganization was in the best interests of the shareholders of each series of the funds and will not result in dilution of the financial interests of the shareholders of any series of the funds. After considering the relevant factors, the Boards of Trustees of the funds, including the Trustees who are not "interested persons" of the funds, as that term is defined in the 1940 Act (the "Independent Trustees"), voted to approve and voted to recommend that shareholders of each fund approve the Reorganization Plan. In making this determination, the Boards considered the following factors, among others:


     1. the potential cash savings that may be achieved by reorganizing the master-feeder structure into a single-level, multi-class structure through the elimination of duplicate expenses;


     2. the expected administrative benefits resulting from the simplified structure;

     3. the proposal from NBMI to manage each fund's assets for the same investment management fee currently charged to the fund;

     4. the tax-free nature of the reorganization;

     5. the potential for greater investor interest in funds organized in the more common and familiar multi-class structure;

     6. the greater likelihood of asset growth that potentially may result from a more familiar structure and the greater economies of scale that can be achieved from such asset growth, including without limitation lower management fees that can be reached at certain asset level breakpoints;

     7. the terms and conditions of the Reorganization Plan; and

     8. alternative options to the Reorganization.


      In considering the Reorganization Plan and proposed Reorganization, the Boards determined that the multi-class structure would eliminate the cost and complexity of maintaining the master-feeder structure. There are certain duplicate expenses associated with maintaining the master-feeder structure, which requires maintaining separate investment companies for the master fund and for each feeder fund. Among others, these include the legal and administrative costs of maintaining separate SEC registrations for the master fund and each feeder fund, and of producing separate reports to the SEC and to shareholders for each feeder fund and each master fund on a semi-annual basis, state qualification fees associated with these separate entities, franchise fees, separate audit fees, and the other legal and administrative costs of maintaining the separate entities. Of course, the Boards recognized that any net savings are difficult to predict accurately.

      The Boards believe that the Reorganization may result in lower expense ratios for the funds. This lower expense ratio has the potential to attract new investors and thus increase the opportunity for further asset growth. This potential asset growth may enable fund shareholders to obtain economies of scale by spreading certain expenses over a larger asset base, and may assist a fund in reaching its asset breakpoint in the rate of the investment management fee payable to NBMI. There can be no assurance, however, that such asset growth, economies of scale and lower expense ratios will be realized. The Board recognized that any cost savings would accrue to the benefit of NBMI as well, through its voluntary and contractual agreements with the funds to limit the funds' total annual operating expenses.


     The Boards also believe that the Reorganization may improve the marketability of the funds, because investors apparently understand the multi-class structure better than they do the master-feeder structure. The Boards considered that any improved marketability would benefit both NBMI (by virtue of certain fees determined as a percentage of net assets) and existing shareholders (by virtue of economies of scale).


CLOSING DATE

     If shareholders approve the Reorganization Plan with respect to a fund, it is currently intended that the Reorganization of the Equity Funds will take place at the close of business on or about December 15, 2000, and the Reorganization of the Income Funds will take place at the close of business on or about February 15, 2001. On or about the date for your fund, you will receive a prospectus for Equity Funds and/or Income Funds, containing information about the relevant class of shares.

     The Board of Trustees of two combining funds by mutual agreement can terminate the Reorganization of those funds at or before the closing date, even if shareholders have approved the Reorganization. In addition, the Reorganization of certain funds is contingent on the receipt of certain regulatory assurances from the SEC. Counsel to the funds is currently pursuing what type of SEC relief is necessary to effect the Reorganization of certain funds. If an exemptive application is needed to reorganize those funds, the Reorganization of those funds will not go forward until the exemptive application has been filed with the SEC and the SEC has granted an exemptive order permitting the Reorganization of those funds. It may take as long as one year to receive the necessary exemptive order from the SEC, and there is no guarantee that the SEC will grant the order. If the SEC does not grant the exemptive order, the Reorganization will not take place with respect to those funds.

REORGANIZATION EXPENSES

     Each entity participating in the Reorganization (i.e., Equity Funds, Equity Trust, Equity Assets, Equity Series, Income Funds, Income Trust and each of their series) will bear its own expenses. The expenses borne by each Trust will be allocated among its series on the basis of their relative net assets.

     THE BOARDS OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION IN PROPOSAL 4.

REQUIRED VOTE

     Approval of the Reorganization Plan with respect to a fund requires the affirmative vote of either (1) a majority of the outstanding shares of that fund, or (2) at least 67 percent of the shares present in person or by proxy at a meeting at which more than 50% of the shares are present.

     If the shareholders of one or more funds do not approve the Reorganization Plan, or the Reorganization is not completed for any other reason, then the Board of Trustees of the relevant fund will determine what additional steps may be appropriate. The Trust Instrument governing the funds permits the Board to reorganize a fund into a series of another investment company if the Board determines that continued operation of that series is no longer viable. If some funds vote to reorganize and others do not, the Board may determine, based on the facts as they then exist, that the remaining funds are no longer viable as separate entities.

                  PROPOSAL 5. APPROVAL OF THE DISTRIBUTION AND
                            SHAREHOLDER SERVICES PLAN
          (NEUBERGER BERMAN GENESIS, GUARDIAN AND PARTNERS TRUST ONLY)

     The Board of Trustees of Neuberger Berman Equity Trust has approved, and unanimously recommends that the shareholders of Neuberger Berman Genesis Trust, Neuberger Berman Guardian Trust and Neuberger Berman Partners Trust approve, the Distribution and Shareholder Services Plan. The Trustees of Equity Trust, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 ("1940 Act")) and who do not have any direct or indirect financial interest in the operation of the Plan ("Independent Trustees"), approved the Distribution and Shareholder Services Plan with respect to each fund's shares at a meeting held on April 28, 1999, and determined at their meeting of June 6, 2000, to resubmit the Plan to shareholders.

     The Distribution and Shareholder Services Plan provides for the payment of compensation for shareholder servicing activities, including but not limited to:
(a) responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of shares, performance, services, plans and options, investment policies, portfolio holdings, and distributions and taxation thereof; and (b) dealing with communications and correspondence of shareholders; including compensation to organizations and employees who service shareholder accounts, and expenses of such organizations, including overhead, telephone, and other communication expenses. (See Section 3.B. of the proposed Plan).

     The Distribution and Shareholder Services Plan also permits payment of compensation for distribution-related activities, including but not limited to compensation for (a) the distribution of shares; (b) overhead, telephone, and communication expenses; (c) the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and
(d) the preparation and distribution of sales literature and advertising materials. (See Section 3.A. of the proposed Plan)


     NBMI currently provides distribution services to Genesis Trust, Guardian Trust, and Partners Trust. Assuming approval of the Distribution and Shareholder Services Plan by Genesis Trust, Guardian Trust and Partners Trust, each fund would pay a new fee at an annual rate of 0.10% of its average daily net assets to NBMI. NBMI expects to pay most or all of this fee to pension administrators, broker-dealers and other financial institutions that make fund shares available to investors and/or provide services to the funds and their shareholders. To the extent NBMI does not pay the entire 0.10% to these entities, NBMI will retain the remainder. The payment over a short interval may be more or less than NBMI has expended for shareholder services and distribution during that interval. Over the longer term, however, neither NBMI nor the Board expects the 0.10% fee to cover NBMI's costs of shareholder servicing and distribution.



     The funds would not be obligated under the Distribution and Shareholder Services Plan to compensate NBMI for expenses incurred in excess of the authorized distribution fee, even if, as expected, the expenses incurred by it for servicing or distributing the funds' shares exceed the fee payable under the Plan. The fee paid to a financial institution may be based on the level of services it provides. If NBMI does not have to pay the entire amount to institutions, the remaining portion would represent compensation to NBMI for new or existing distribution and shareholder servicing expenses.


     The Distribution and Shareholder Services Plan provides that a report of the amounts expended under it, and the purposes for which such expenditures were incurred, must be made to the Trust's Board of Trustees for review at least quarterly. In addition, the Plan provides that it may not be amended to materially increase the costs that a fund may bear pursuant to it without approval of the fund's shareholders. Other material amendments to the Plan must be approved by the vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Shareholder Services Plan is terminable with respect to a fund at any time by vote of a majority of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of the fund. The Distribution and Shareholder Services Plan would be adopted pursuant to Rule 12b-1 under the 1940 Act. In accordance with this Rule, the selection and nomination of the Trustees who are not interested persons of Equity Trust is committed to the discretion of the then current Trustees who are not interested persons of Equity Trust. (All of the Neuberger Berman Funds follow this nominating policy already.)

     A comparison of the current expense ratio and the proposed expense ratio (after giving effect to the Distribution and Shareholder Services Plan) with respect to each fund is shown in the tables under "Impact of the Proposal" below.


      This description of the Distribution and Shareholder Services Plan is qualified in its entirety by reference to the Plan itself, a form of which is attached as Appendix B to this proxy statement. If approved by shareholders, the Distribution and Shareholder Services Plan will become effective in December 2000 for one year, and will remain in effect from year to year thereafter, subject to annual continuation by the Board of Trustees.


     IMPACT OF THE PROPOSAL. If the Proposal is approved, each fund would incur distribution fees at an annual rate of 0.10% of average daily net assets, in addition to the fees and expenses currently applicable. Under its existing administration and shareholder services agreement with NBMI, each fund currently pays a fee at an annual rate of 0.40% of average daily net assets. Of this amount, NBMI pays at least 0.25% to pension administrators, broker-dealers and other financial institutions that provide services to the funds and their shareholders, and retains the rest for administration and accounting services provided by NBMI. The following tables compare the management fees, distribution fees, other expenses, and total fund operating expenses that shareholders of each fund would bear under the existing structure with the fees and expenses each shareholder would bear if they approve the Distribution and Shareholder Services Plan.


     Each fund currently has an arrangement whereby NBMI reimburses certain of the fund's expenses so that the fund's total annual operating expenses are not more than 0.10% above those of a certain other Neuberger Berman fund that invests in the same portfolio of securities ("Sister Fund"). If the Distribution and Shareholder Services Plan is adopted, each fund's total annual operating expenses will be limited to no more than 0.20% above those of its Sister Fund. These expense limitation arrangements can be terminated upon 60 days' notice to a fund.


     If shareholders approve both the Plan of Reorganization (Proposal 4) and the implementation of the Distribution and Shareholder Services Plan, then shareholders of each fund will be holders of the Trust Class shares that are subject to the Distribution and Shareholder Services Plan. For example, if Genesis Trust shareholders approve both Proposals, they will become holders of Trust Class shares of Neuberger Berman Genesis Fund that are subject to the Distribution and Shareholder Services Plan. If the funds do not approve Proposal 4, then each fund will continue to operate with a master-feeder structure (so long as it is viable), and each fund that has approved the Distribution and Services Plan will be subject to it.


                                           NEUBERGER BERMAN GENESIS TRUST


CURRENT                                                         PROPOSED
-------                                                         --------
FEE TABLE                                                       FEE TABLE
Shareholder fees                                  None          Shareholder fees                            None

Annual operating expenses (% of average net                     Annual operating expenses (% of average
assets)*                                                        net assets)*

These are deducted from fund assets, so you                     These are deducted from fund assets, so
pay them indirectly.                                            you pay them indirectly.

        Management fees                           1.12                  Management fees                     1.12

Plus:   Distribution (12b-1) fees                 None          PLUS:   DISTRIBUTION (12B-1) FEES
                                                                                                            0.10
        Other expenses                            0.11                  Other expenses                      0.11
                                                ----------                                                --------
Equals: Total annual operating expenses           1.23          EQUALS: TOTAL ANNUAL OPERATING EXPENSES     1.33

*   NBMI reimburses  certain expenses of the fund so that       *   NBMI reimburses  certain expenses of the fund
    its total annual operating expenses are not more than           so that its total annual  operating  expenses
    0.10%  above those of another  Neuberger  Berman fund           are  not  more  than  0.20%  above  those  of
    that  invests in the same  portfolio  of  securities.           another Neuberger Berman fund that invests in
    This  arrangement  does not  cover  interest,  taxes,           the  same  portfolio  of   securities.   This
    brokerage  commissions,  and extraordinary  expenses.           arrangement  does not cover interest,  taxes,
    Under  this  arrangement,  which  NBMI  can terminate           brokerage   commissions,   and  extraordinary
    upon   60    days'  notice   to   the  fund,    total           expenses. Under this arrangement,  which NBMI
    annual operating expenses of the fund last year would           can  terminate  upon 60 days'  notice  to the
    have been limited to 1.27% of the fund's  average net           fund, total annual operating  expenses of the
    assets.  The  figures  in the table are based on last           fund last year  would  have been  limited  to
    year's  expenses.  Actual  expenses  this year may be           1.37% of the fund's  average net assets.  The
    higher or lower. The table includes costs paid by the           figures in the table are based on last year's
    fund and its share of master portfolio costs.                   expenses.  Actual  expenses  this year may be
                                                                    higher or lower.  The  table  includes  costs
                                                                    paid by the  fund  and its  share  of  master
                                                                    portfolio costs.




EXPENSE EXAMPLE                                                     EXPENSE EXAMPLE

This  example assumes that  you invested  $10,000 for the           This example assumes that you invested $10,000
periods shown, that  you earned  a hypothetical  5% total           for   periods   shown,  that  you   earned   a
return each year, and that the fund's expenses were those           hypothetical  5%  total return  each year, and
in the table above. Your costs  would be the same whether           that  the  fund's  expenses were  those in the
you sold your shares or continued to hold them at the end           table  above.  Your  costs  would  be the same
of each period.  Actual  performance and  expenses may be           whether you sold your shares or  continued  to
higher or lower.                                                    hold  them at the  end of each period.  Actual
                                                                    performance and  expenses may be higher or
                                                                    lower.



                        1        3         5       10                              1        3        5         10
                        Year    Years     Years    Years                           Year    Years    Years     Years

Expenses                $125     $390     $676     $1489            Expenses       $135    $421     $729      $1,601

                                           NEUBERGER BERMAN GUARDIAN TRUST

CURRENT                                                         PROPOSED
-------                                                         --------
FEE TABLE                                                       FEE TABLE
Shareholder fees                                  None          Shareholder fees                            None

Annual operating expenses (% of average net                     Annual operating expenses (% of average
assets)*                                                        net assets)*

These are deducted from fund assets, so you                     These are deducted from fund assets, so
pay them indirectly.                                            you pay them indirectly.

        Management fees                           0.84                  Management fees                     0.84

Plus:   Distribution (12b-1) fees                 None          PLUS:   DISTRIBUTION (12B-1) FEES
                                                                                                            0.10
        Other expenses                            0.04                  Other expenses                      0.04
                                                ----------                                                  -------
Equals: Total annual operating expenses           0.88          EQUALS: TOTAL ANNUAL OPERATING EXPENSES     0.98

*   NBMI reimburses  certain expenses of the fund so that       *  NBMI reimburses  certain  expenses of the fund
    its total annual operating expenses are not more than          so that its total  annual  operating  expenses
    0.10%  above those of another  Neuberger  Berman fund          are not more than 0.20% above those of another
    that  invests in the same  portfolio  of  securities.          Neuberger Berman fund that invests in the same
    This  arrangement  does not  cover  interest,  taxes,          portfolio of securities. This arrangement does
    brokerage  commissions,  and  extraordinary  expense.          not   cover   interest,    taxes,    brokerage
    Under this arrangement, which NBMI can terminate upon          commissions, and extraordinary expenses. Under
    60 days' notice to the fund,  total annual  operating          this  arrangement,  which  NBMI can  terminate
    expenses  of the  fund  last  year  would  have  been          upon 60 days' notice to the fund, total annual
    limited to .92% of the fund's average net assets. The          operating expenses of the fund last year would
    figures  in  the  table  are  based  on  last  year's          have  been  limited  to  1.02%  of the  fund's
    expenses.  Actual expenses this year may be higher or          average net  assets.  The figures in the table
    lower. The table includes costs paid by the fund and           are  based  on last  year's  expenses.  Actual
    its share of master portfolio costs.                           expenses this year may be higher or lower. The
                                                                   table  includes costs paid by the fund and its
                                                                   share of master portfolio costs.


EXPENSE EXAMPLE                                                     EXPENSE EXAMPLE

This  example assumes that  you invested  $10,000 for the           This example assumes that you invested $10,000
periods shown, that  you earned  a hypothetical  5% total           for   periods   shown,  that  you   earned   a
return each year, and that the fund's expenses were those           hypothetical  5%  total return  each year, and
in the table above. Your costs  would be the same whether           that  the  fund's  expenses were  those in the
you sold your shares or continued to hold them at the end           table  above.  Your  costs  would  be the same
of each period.  Actual  performance and  expenses may be           whether you sold your shares or  continued  to
higher or lower.                                                    hold  them at the  end of each period.  Actual
                                                                    performance   and  expenses  may  be higher or
                                                                    lower.



                         1        3         5       10                             1        3        5         10
                        Year    Years     Years    Years                           Year    Years    Years     Years
Expenses                $90      $281     $488     $1084            Expenses       $100    $312     $542      $1,201

                                           NEUBERGER BERMAN PARTNERS TRUST


CURRENT                                                       PROPOSED
-------                                                       --------
FEE TABLE                                                     FEE TABLE
Shareholder fees                                  None        Shareholder fees                              None

Annual operating expenses (% of average net                   Annual operating expenses (% of average net
assets)*                                                      assets)*

These are deducted from fund assets, so you                   These are deducted from fund assets, so you
pay them indirectly.                                          pay them indirectly.

        Management fees                           0.85                Management fees                       0.85

Plus:   Distribution (12b-1) fees                 None        PLUS:   DISTRIBUTION (12B-1) FEES
                                                                                                            0.10
        Other expenses                            0.06                Other expenses                        0.06
                                                ---------                                                   -------
Equals: Total annual operating expenses           0.91        EQUALS: TOTAL ANNUAL OPERATING EXPENSES       1.01

*  NBMI reimburses  certain expenses of the fund so that      *      NBMI reimburses  certain  expenses of the fund
   its total annual operating expenses are not more than             so that its total  annual  operating  expenses
   0.10%  above those of another  Neuberger  Berman fund             are not more than 0.20% above those of another
   that  invests in the same  portfolio  of  securities.             Neuberger Berman fund that invests in the same
   This  arrangement  does not  cover  interest,  taxes,             portfolio of securities. This arrangement does
   brokerage  commissions,  and extraordinary  expenses.             not   cover   interest,    taxes,    brokerage
   Under this arrangement, which NBMI can terminate upon             commissions, and extraordinary expenses. Under
   60 days' notice to the fund,  total annual  operating             this  arrangement,  which  NBMI can  terminate
   expenses  of the  fund  last  year  would  have  been             upon 60 days' notice to the fund, total annual
   limited to .92% of the fund's average net assets. The             operating expenses of the fund last year would
   figures  in  the  table  are  based  on  last  year's             have  been  limited  to  1.02%  of the  fund's
   expenses.  Actual expenses this year may be higher or             average net  assets.  The figures in the table
   lower.  The table includes costs paid by the fund and             are  based  on last  year's  expenses.  Actual
   its share of master portfolio costs.                              expenses this year may be higher or lower. The
                                                                     table  includes costs paid by the fund and its
                                                                     share of master portfolio costs.




EXPENSE EXAMPLE                                                     EXPENSE EXAMPLE

This  example assumes that  you invested  $10,000 for the           This example assumes that you invested $10,000
periods shown, that  you earned  a hypothetical  5% total           for   periods   shown,  that  you   earned   a
return each year, and that the fund's expenses were those           hypothetical  5%  total return  each year, and
in the table above. Your costs  would be the same whether           that  the  fund's  expenses were  those in the
you sold your shares or continued to hold them at the end           table  above.  Your  costs  would  be the same
of each period.  Actual  performance and  expenses may be           whether you sold your shares or  continued  to
higher or lower.                                                    hold  them at the  end of each period.  Actual
                                                                    performance   and  expenses  may  be higher or
                                                                    lower.


                         1        3         5       10                           1        3        5        10
                        Year    Years     Years    Years                        Year    Years    Years    Years
Expenses                $93      $290     $504     $1120            Expenses       $103    $322     $558     $1236

     REASONS FOR THE PROPOSAL. NBMI has recommended Proposal 5 to the Board of Trustees in light of the expenses associated with providing shareholder servicing and distribution services to the funds. NBMI believes that the distribution and shareholder servicing fee proposed for the funds is appropriate to defray a portion of the costs associated with shareholder servicing activities and to support the marketing of the funds.

     NBMI believes that the compensation practices that prevail among the entities that make the funds available to investors justify adopting the Distribution and Shareholder Services Plan. The funds rely exclusively on third-party service providers such as pension plan administrators, fund "supermarkets," banks and broker-dealers to make fund shares available to investors. These third-party service providers generally hold shares in omnibus accounts and provide shareholder services, including sub-accounting, shareholder assistance, transaction processing and settlements, shareholder account statement preparation and distribution, confirmation preparation and distribution, payment of fund distributions, prospectus delivery, and account-level tax reporting. Many of these third-party service providers have asked the funds for additional fees to cover their increasing costs, including those resulting from the increased use of sophisticated technology to support shareholder servicing. As a result, the funds face increasing costs and must pay these fees to maintain an effective servicing program that meets shareholders' expectations for a high level of service and up-to-date technology.

     NBMI believes that adopting the Distribution and Shareholder Services Plan is a prudent alternative to raising the fees under the funds' existing administration agreement. SEC rules prohibit a fund from paying for activities "primarily intended to result in the sale of shares" except pursuant to a plan adopted under the rules. While it is not clear that the services rendered by the funds' third-party service providers fall within the legal definition of activities "primarily intended to result in the sale of shares," recent SEC pronouncements raise a question, at least in the case of payments to fund supermarkets, whether a portion of the payments to the third-party service providers may be characterized as payments for share distribution. If the Plan is adopted, the fees paid would be available for distribution-related expenses as well as shareholder servicing.

     Many of the funds' competitors have distribution plans, which they use to compensate third-party service providers for making fund shares available to their clients and/or for providing services to investors. NBMI believes it will be difficult to maintain a relationship with these third-party service providers unless they are provided with additional compensation to offset the increased costs of making the funds available to their clients and maintaining the clients' assets in the funds. Certain third-party service providers that are registered broker-dealers may use money provided under the Distribution and Shareholder Services Plan to pay individual sales representatives.


     NBMI believes that the fees under the Distribution and Shareholder Services Plan will help the funds maintain an effective program to make their shares available to investors, which is necessary for the funds to maintain a sufficient size to spread their fixed costs over a substantial asset base.

     CONSIDERATION AND APPROVAL BY THE BOARD OF TRUSTEES. Before approving the Distribution and Shareholder Services Plan, the funds' Trustees were provided with detailed information relating to it. They considered carefully the factors described above and consulted with independent counsel.

     The Trustees of Equity Trust considered, among other factors: (a) the circumstances that would make adoption of the Distribution and Shareholder Services Plan appropriate and the causes of such circumstances; (b) the way in which the Distribution and Shareholder Services Plan would address these circumstances; and (c) the amounts of the expenses under the Distribution and Shareholder Services Plan in relation to the overall cost structure of the funds.

     Taking the above factors into account, the Board of Trustees determined that approval of the Distribution and Shareholder Services Plan was appropriate for three principal reasons.

     First, because the third-party service providers who require increased fees are some of the funds' largest holders, the Trustees believe the funds must meet the demand for higher fees to maintain the funds' viability. The Trustees believe that maintenance of strong shareholder servicing and marketing efforts are of critical importance in the highly competitive mutual fund industry. To remain competitive, the funds need to meet the demands of changing technology and of rising shareholder service expectations. In light of recent SEC pronouncements, the Trustees believe that adopting the Distribution and Shareholder Services Plan is a prudent way to secure resources for third-party service provider needs, because the Plan would allow resources to be spent for both distribution and shareholder servicing activities.


     Second, the Board determined that the servicing and/or distribution fees under the Distribution and Shareholder Services Plan would be attractive to fund supermarkets and others that make the funds' shares available, resulting in greater growth of the funds or maintenance of fund assets at higher levels than might otherwise be the case. The Trustees recognized that if the funds experience growth as a result of increased shareholder subscriptions (sales of new shares), they will have greater access to cash for new purchases of securities, thereby making the funds easier to manage and maintaining their viability. The Trustees also recognized that an increase in each fund's asset size may result in certain economies of scale. These economies of scale would be shared by investors in the funds, both because fixed expenses would be spread over a larger asset base and because the management fees that the funds pay under their management contracts include breakpoints of declining percentages based on greater asset size.


     Third, the Trustees gave particular attention to the fact that to the extent the increase is not offset by economies of scale, the net result of the Distribution and Shareholder Services Plan will be to increase the operating expenses of each fund and, therefore, its expense ratio. The Trustees weighed this increase in expenses in their deliberations and determined that the payments under the Plan are reasonable, because the amount of the fee is closely tied to the actual or projected increases in the fees charged by many service providers.

     The Trustees also considered the extent to which the retention of assets and additional sales of fund shares would be likely to increase the amount of compensation paid by the funds to NBMI, because such fees are calculated as a percentage of each fund's assets and thus will increase if net assets increase.

The Trustees further recognized that there can be no assurance that any of the potential benefits described above will be achieved if the Distribution and Shareholder Services Plan is implemented.


     Following their consideration, the Trustees, including all of the Independent Trustees, concluded that the fees payable under the Distribution and Shareholder Services Plan were reasonable in view of both the services to be provided, directly or indirectly, by NBMI and others, and the anticipated benefits of the Distribution and Shareholder Services Plan. The Trustees, including all of the Independent Trustees, determined that implementing the Distribution and Shareholder Services Plan would have a reasonable likelihood of benefiting each fund and its shareholders and would be in the best interests of each fund and its shareholders.

     Accordingly, the Trustees, including all of the Independent Trustees, voted to approve the Distribution and Shareholder Services Plan, as set forth above, and to recommend that each fund's shareholders vote FOR the Proposal.

REQUIRED VOTE


     Approval of Proposal 5 with respect to each fund requires the affirmative vote of a "majority of the outstanding voting securities" of that fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares of the fund present at the Meeting if more than 50% of the outstanding shares of the fund are represented at the Meeting in person or by proxy.

     The Distribution and Shareholder Services Plan will become effective with respect to a fund whose shareholders approve it as described above, even if shareholders of the other funds do not approve the Plan.


     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE DISTRIBUTION AND SHAREHOLDER SERVICES PLAN IN PROPOSAL 5.

             PROPOSAL 6. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION (SHAREHOLDERS OF CASH RESERVES ONLY)

     The Board of Trustees of Income Funds is proposing a change to a fundamental investment restriction of Neuberger Berman Cash Reserves. The proposed change would require Cash Reserves normally to invest at least 25% of its assets in the financial services group of industries. The law requires that a change to any investment policy that a fund deems "fundamental" must be approved by shareholders. Accordingly, the Board is asking you to consider this change.

     Cash Reserves' current policy prohibits the fund from "concentrating" (that is, investing 25% or more of its assets) in securities of issuers having their principal business activities in the same industry or group of industries. This restriction does not apply to (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (2) investments in CDs or bankers' acceptances issued by domestic branches of U.S. banks. As mentioned above, the proposed change would require Cash Reserves normally to invest at least 25% of its assets in the financial services group of industries. Obligations of issuers in the financial services industries include, but are not limited to, those of domestic and foreign banks, savings institutions, consumer and industrial finance companies, issuers of asset-backed securities, securities brokerage companies and a variety of firms in the insurance field. The flexibility the fund previously had to concentrate or not concentrate in certain obligations of domestic banks would be deleted as no longer necessary.

     The Board believes changing this fundamental restriction would provide the fund with greater flexibility for future contingencies. The fund's investment manager believes that this change is desirable because an increasing number of instruments suitable for investment by money market funds are either issued or guaranteed by companies in the financial services industries. In addition, this change would conform the industry concentration policy of Cash Reserves to that of another money market fund in the Neuberger Berman fund family.


     Because Cash Reserves, under the new policy, would normally concentrate more than 25% of its total assets in the financial services industries, it will have greater exposure to the risks associated with those industries, such as adverse interest rate trends, increased credit defaults, potentially burdensome government regulation, the availability and cost of capital funds, and a decline in general economic conditions. Also, with financial services reform legislation, there is likely to be consolidation among entities in these industries, resulting in increased competitive pressures. The bank instruments in which Cash Reserves invests typically are not covered by deposit insurance. As amended by the language in bold, the limitation would read as follows:


     INDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, EXCEPT THAT THE FUND NORMALLY WILL INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN THE OBLIGATIONS OF ISSUERS HAVING THEIR PRINCIPAL BUSINESS ACTIVITIES IN THE FINANCIAL SERVICES INDUSTRIES OR REPURCHASE AGREEMENTS ON SUCH OBLIGATIONS. This limitation does not apply to purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

REQUIRED VOTE

     Approval of Proposal 6 requires the affirmative vote of a "majority of the outstanding voting securities" of the fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares of the fund present at the Meeting if more than 50% of the outstanding shares of the fund are represented at the Meeting in person or by proxy.

     If Proposal 4 for conversion to a multi-class system is not approved, but Proposal 6 is approved, such approval would be deemed a change of policy for the fund, plus authority for the fund to cast its vote in favor of an identical change to policies of the master fund in which it invests.

     If the change contemplated by Proposal 6 is not approved by shareholders of the fund, the existing fundamental restriction of the fund will continue in effect.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE MODIFICATION OF THE FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION IN PROPOSAL 6.

             PROPOSAL 7. MODIFICATION OF FUNDAMENTAL RESTRICTIONS OF
                     NEUBERGER BERMAN GOVERNMENT MONEY FUND
                  (SHAREHOLDERS OF GOVERNMENT MONEY FUND ONLY)


     The Board of Trustees of Income Funds has approved several changes to the fundamental investment limitations of Neuberger Berman Government Money Fund. The law requires that a change to any investment policy that a fund deems "fundamental" must be approved by shareholders. Accordingly, the Board is asking you to consider these changes.


     The Board believes the proposed changes would provide the fund with greater investment flexibility, while at the same time preserving the fund's objective of maximum safety and liquidity with the highest available current income. The Board believes that conforming the fund's fundamental restrictions to other similar Neuberger Berman funds will enhance management's ability to manage the fund's assets efficiently and effectively in changing regulatory and investment environments.

A. MODIFYING THE FUNDAMENTAL RESTRICTION LIMITING GOVERNMENT MONEY FUND TO SECURITIES BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT

     As a fundamental policy, Government Money Fund currently may not invest in any security that is not backed by the full faith and credit of the U.S. Government. The proposed change to this policy would allow the fund to invest in all securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

     U.S. Government agencies and instrumentalities issue many securities that are not backed by the full faith and credit of the U.S. Government, but are backed by the issuing agency or instrumentality. Some of these are backed by the right of the issuing entity to borrow from the U.S. Treasury, others by the discretionary authority of the Treasury to loan money, and still others only by the creditworthiness of the issuing entity.

     Investment in this broader array of U.S. Government securities offers the potential for greater income, but carries with it a greater degree of risk. The market prices of U.S. Government securities are not guaranteed by the government and generally fluctuate inversely with changing interest rates. However, the investment manager believes that, as the federal debt continues to shrink, the fund should have greater flexibility to access this broader array of government securities. The investment manager will continue to evaluate each security purchased for the fund and, in accordance with SEC rules governing money market funds, must determine that it presents a minimal credit risk to the fund.

B.   REMOVING THE FUNDAMENTAL PROHIBITION ON REPURCHASE AGREEMENTS

     As a fundamental policy, Government Money Fund may not invest in repurchase agreements. The proposed change would allow the fund to invest in repurchase agreements collateralized by the same types of securities in which it can invest (although the securities used as collateral may have a longer maturity than the securities in which the fund normally invests).

     The proposed change would allow the fund to use repurchase agreements in an effort to earn more income. In a repurchase agreement, the fund would purchase securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the fund at a higher price on a designated future date, usually less than a week from the purchase date. The difference between the purchase and sale prices is keyed to current interest rates, and repurchase agreements are treated under the securities laws as a form of lending. These agreements allow a fund to make profitable use of cash amounts that are either too small to invest otherwise or have come into the fund too late in the day to invest directly in government securities, or to get the latest (and therefore highest) rates when rates are rising.

     While costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults, repurchase agreements are generally considered to be a very secure form of lending. When a repurchase agreement is properly collateralized by government securities, the SEC permits money market funds, such as the Government Money Fund, to treat them as investments in government securities, rather than as investments in the bank or broker-dealer that is acting as counter-party.

C.   MODIFYING THE BORROWING POLICY TO PERMIT REVERSE REPURCHASE AGREEMENTS

     Currently, the fundamental borrowing policy of the Government Money Fund permits borrowing only from banks and only for temporary or emergency purposes. The proposed change would amend this policy to read as follows:

     The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, AND (II) ENTER INTO REVERSE REPURCHASE AGREEMENTS FOR ANY purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). IN ADDITION TO THE FOREGOING, THE FUND MAY BORROW FROM ANY PERSON FOR TEMPORARY PURPOSES IN AN AMOUNT NOT EXCEEDING 5% OF THE FUND'S TOTAL ASSETS AT THE TIME THE LOAN IS MADE.

     The principal purpose of the proposed change is to permit the fund to use reverse repurchase agreements. Reverse repurchase agreements are a form of borrowing very common among institutional investors such as mutual funds. In a reverse repurchase agreement, the fund would sell portfolio securities subject to an agreement to repurchase the securities at a later date and for a fixed price. The difference between the purchase and sale prices generally reflects a market rate of interest.

     The investment manager for Government Money Fund may want to use reverse repurchase agreements to borrow money for investment purposes, as a means of earning additional income. Reverse repurchase agreements may be viewed as a form of leverage. Leverage creates an opportunity for increased total return but, at the same time, carries certain risks. For example, leverage will tend to amplify changes in the fund's net asset value. In addition, leverage from borrowing creates interest expenses for the fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the fund will have to pay, the fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the fund's shareholders as dividends will be reduced. There is also a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the fund.

     As a non-fundamental policy, the fund will not enter into reverse repurchase agreements if securities lending transactions and reverse repurchase agreements would exceed, in the aggregate, 33-1/3% of its total assets. Additionally, it is the investment manager's current intention not to use the proceeds of reverse repurchase agreements to invest in any securities with maturities beyond the end of the term of the reverse repurchase agreement. This practice is a way of limiting the risk of leverage.

D.   MODIFYING THE FUNDAMENTAL RESTRICTION TO PERMIT SECURITIES LENDING

     Currently, the fund is prohibited from making loans of its portfolio securities. The proposed change would amend the existing fundamental restriction on lending to read as follows:

     LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, provided, however, that in accordance with its investment objective, policies, and limitations, the Fund can (i) purchase debt securities and (ii) engage in repurchase agreements.


     The proposed change would provide the fund with another means of earning income through the lending of its portfolio securities. In recent years, this practice has become more widespread among mutual funds, including money market funds.

     Any loan of portfolio securities would be subject to certain special limitations and requirements established by the SEC staff to minimize the risk to registered investment companies. These special requirements provide that borrowers must continuously secure their obligations to return securities on loan from the fund by depositing collateral in a form determined by the fund's Trustees to be satisfactory. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. As a non-fundamental policy, the fund will not lend securities if securities lending transactions and reverse repurchase agreements would exceed, in the aggregate, 33-1/3% of its total assets. There is a risk that a borrower will be unable or unwilling to return borrowed securities when asked, which could result in delays and losses to the fund.


REQUIRED VOTE


     SHAREHOLDERS OF NEUBERGER BERMAN GOVERNMENT MONEY FUND MUST VOTE ON EACH OF THE CHANGES DESCRIBED IN ITEMS A-D OF PROPOSAL 7. Approval of each of the changes contemplated by Proposal 7 requires the affirmative vote of a "majority of the outstanding voting securities" of the fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares of the fund present at the Meeting if more than 50% of the outstanding shares of the fund are represented at the Meeting in person or by proxy.


     If Proposal 4 for conversion to a multi-class system is not approved, but Proposal 7 regarding fundamental restrictions and policies is approved, such approval would be deemed a change of policy for the fund, plus authority for that fund to cast its vote in favor of an identical change to policies of the master fund in which it invests.

     IF SHAREHOLDERS DO NOT APPROVE ONE OR MORE OF THE CHANGES DESCRIBED IN ITEMS A - D OF PROPOSAL 7, THEN THE FUND'S EXISTING POLICY WILL REMAIN IN EFFECT AS TO THAT PARTICULAR ITEM. EACH SEPARATE CHANGE DESCRIBED IN ITEMS A -D THAT IS APPROVED BY SHAREHOLDERS WILL BECOME EFFECTIVE WITH RESPECT TO THE FUND, EVEN IF OTHER CHANGES ARE NOT APPROVED.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU APPROVE ITEMS A - D OF PROPOSAL 7.

                                OTHER INFORMATION


     INFORMATION ABOUT NBMI. NBMI, located at 605 Third Avenue, New York, New York 10158, serves as the funds' principal underwriter and administrator and as investment manager to the master funds. NBMI manages the master funds in conjunction with Neuberger Berman, LLC, as sub-adviser. Together, the firms manage more than $54.4 billion in total assets (as of June 30, 2000) and continue an asset management history that began in 1939.


     OTHER MATTERS TO COME BEFORE THE MEETING. The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote on those matters in accordance with their judgment.

     SHAREHOLDER PROPOSALS. The Trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust at 605 Third Avenue, New York, New York 10158, such that they will be received by the Trust a reasonable period of time prior to any such meeting.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Trusts at 605 Third Avenue, New York, New York 10158, whether other persons are beneficial owners of fund shares for which proxies are being solicited and, if so, the number of copies of this proxy statement needed to supply copies to the beneficial owners of the respective shares.

                                       By Order of the Board of Trustees

                                       /s/ Claudia A. Brandon
                                       --------------------------------------
                                       Claudia A. Brandon
                                       Secretary
                                       Neuberger Berman Equity Funds
                                       Neuberger Berman Equity Trust
                                       Neuberger Berman Equity Assets
                                       Neuberger Berman Equity Series
                                       Neuberger Berman Income Funds
                                       Neuberger Berman Income Trust

                                   APPENDIX A

                                     FORM OF
              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of ________, 2000, between Neuberger Berman Equity Funds ("Equity Funds"), on behalf of each segregated portfolio of assets ("series") thereof listed on Schedule A to this Agreement ("Schedule A") (each, an "Acquiring Fund"), and Neuberger Berman Equity Trust ("Equity Trust"), on behalf of each series thereof listed on Schedule A (each, a "Target"). (Each Acquiring Fund and Target is sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Equity Funds and Equity Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by Equity Funds on behalf of each Acquiring Fund and by Equity Trust on behalf of each Target.

      The Investment Companies, each of which is a Delaware business trust, wish to effect eleven separate reorganizations, each described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). Each reorganization will involve the transfer of a Target's assets to the Acquiring Fund listed on Schedule A opposite its name (each, a "corresponding Acquiring Fund") in exchange solely for voting shares of beneficial interest in that Acquiring Fund and that Acquiring Fund's assumption of that Target's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of beneficial interest in that Target in exchange therefor, all on the terms and conditions set forth herein. (All such transactions involving each Target and its corresponding Acquiring Fund are referred to herein as a "Reorganization.") For convenience, the balance of this Agreement will refer only to a single Reorganization, one Target, and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization.

     Each Target has a single class of shares ("Target Shares"). Acquiring Fund's shares are divided into multiple classes, including Trust Class shares. Only Acquiring Fund's Trust Class shares ("Acquiring Fund Shares"), which are substantially similar to the Target Shares, are involved in the Reorganization.

     In consideration of the mutual promises contained herein, the parties agree as follows:

1.   PLAN OF REORGANIZATION AND TERMINATION
     --------------------------------------

     1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

     (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

     (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities"). These transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

     1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

     1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.


     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. That distribution shall be accomplished by Equity Fund's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring those Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares , including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.


     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Equity Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2.   VALUATION
     ---------

     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in its then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

     2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Neuberger Berman Management Inc.

3.   CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Investment Companies' principal office on or about [____ _], 2000, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of Target's net value and/or the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when that trading shall have been fully resumed and that reporting shall have been restored.

     3.2. Equity Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to that information on Target's books immediately before the Closing. Equity Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.


     3.3. Equity Trust shall deliver to Equity Funds at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by Equity Trust's Secretary or an Assistant Secretary thereof. Equity Fund's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Equity Funds shall issue and deliver a confirmation to Equity Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Equity Trust that those Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books.


     3.4. Each Investment Company shall deliver to the other at the Closing (a) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement and (b) bills of sale, checks, assignments, stock certificates, receipts, and other documents the other Investment Company or its counsel reasonably requests.

4.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     4.1.     Equity Trust represents and warrants as follows:

              4.1.1. Equity Trust is a business trust duly organized and validly existing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

              4.1.2. Equity Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and that registration will be in full force and effect at the Effective Time;

              4.1.3. Target is a duly established and designated series of Equity Trust;

              4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

              4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of the Amended and Restated Trust Instrument ("Trust Instrument") or By-Laws of Equity Trust or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Equity Funds;

              4.1.7. Except as otherwise disclosed in writing to and accepted by Equity Funds, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

              4.1.8. Except as otherwise disclosed in writing to and accepted by Equity Funds, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Equity Trust's knowledge) threatened against Equity Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Equity Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

              4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Equity Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

              4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

              4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Equity Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Equity Funds on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

              4.1.12. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and
         (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Equity Funds for use therein;

              4.1.13. The Liabilities were incurred by Target in the ordinary course of its business and are associated with the Assets; and there are no Liabilities other than liabilities disclosed or provided for in Equity Trust's financial statements referred to in paragraph 4.1.18 and liabilities incurred by Target in the ordinary course of its business subsequent to [_______ __, 2000], or otherwise previously disclosed to Equity Funds, none of which has been materially adverse to the business, assets, or results of Target's operations;

              4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

              4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

              4.1.16. During the five-year period ending on the Closing Date, neither Target nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations without regard to section 1.368-1(e)(3)(i)(A) thereof) to Target will have directly or through any transaction, agreement, or arrangement with any other person, (a) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by the 1940 Act, or (b) made distributions with respect to Target Shares, except for (i) dividends qualifying for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code and
         (ii) additional distributions, to the extent they do not exceed 50% of the value (without giving effect to those distributions) of the proprietary interest in Target on the Closing Date;

              4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended [_____ __, ____], have been timely filed and all taxes payable pursuant to those returns have been timely paid; and

              4.1.18. Equity Trust's financial statements for the year ended [_____ __, ____], [AND FOR THE SIX MONTHS ENDED _____ __, 2000,] to be
         delivered to Equity Funds, fairly represent Target's financial position as of that [EACH SUCH] date and the results of its operations and changes in its net assets for the year [PERIOD] then ended.

         4.2. Equity Funds represents and warrants as follows:

              4.2.1. Equity Funds is a business trust duly organized and validly existing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

              4.2.2. Equity Funds is duly registered as an open-end management investment company under the 1940 Act, and that registration will be in full force and effect at the Effective Time;

              4.2.3. Acquiring Fund is a duly established and designated series of Equity Funds;

              4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

              4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

              4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of the Trust Instrument or By-Laws of Equity Funds or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Equity Trust;


              4.2.8. Except as otherwise disclosed in writing to and accepted by Equity Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Equity Fund's knowledge) threatened against Equity Funds with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Equity Funds knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

              4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Equity Fund's board of trustees (together with Equity Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;


              4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Equity Funds, except for (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

              4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and
         (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Equity Trust for use therein;

              4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

              4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to Acquiring Fund, have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

              4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations), (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC;

              4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

              4.2.16. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

              4.2.17. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended [_____ __, ____], have been timely filed and all taxes payable pursuant to such returns have been timely paid; and


              4.2.18. Equity Fund's financial statements for the year ended [_____ __, ____], [AND FOR THE SIX MONTHS ENDED _____ __, 2000,] to be
         delivered to Equity Trust, fairly represent Acquiring Fund's financial position as of that [EACH SUCH] date and the results of its operations and changes in its net assets for the year [PERIOD] then ended.


4.3.      Each Investment Company represents and warrants as follows:

              4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor; 4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

              4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

              4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

              4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

              4.3.6. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization. For the purposes of this representation, any amounts Target used to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) after the date of this Agreement will be included as assets held thereby immediately before the Reorganization;

              4.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by that Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

              4.3.8. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

              4.3.9. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

5.        COVENANTS

          5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that --

          (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

          (b) each Fund will retain exclusive control of its investments until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during that period without Acquiring Fund's prior consent.

     5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

     5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     5.4. Target covenants that it will assist Equity Funds in obtaining information Equity Funds reasonably requests concerning the beneficial ownership of Target Shares.

     5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Equity Funds at the Closing.

     5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

     5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund may deem necessary or desirable to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

     5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.   CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) the other Fund's performance of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

     6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with Equity Trust's Trust Instrument and By-Laws and applicable law.

     6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

     6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

     6.4. Equity Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

              6.4.1. Acquiring Fund is a duly established series of Equity Funds, a business trust duly organized and validly existing under the laws of the State of Delaware with power under its Trust Instrument to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

              6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Equity Funds on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Equity Trust on behalf of Target, is a valid and legally binding obligation of Equity Funds with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

              6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

              6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Equity Fund's Trust Instrument or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Equity Funds (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Equity Funds (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in that opinion or as previously disclosed in writing to and accepted by Equity Trust;


              6.4.5. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Equity Funds (on behalf of Acquiring Fund) of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

              6.4.6. Equity Funds is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend that registration; and

              6.4.7. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Equity Funds (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Equity Funds (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in that opinion or as otherwise disclosed in writing to and accepted by Equity Trust.

In rendering the foregoing opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit that opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

         6.5. Equity Funds shall have received an opinion of Counsel substantially to the effect that:

              6.5.1. Target is a duly established series of Equity Trust, a business trust duly organized and validly existing under the laws of the State of Delaware with power under its Trust Instrument to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

              6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Equity Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by Equity Funds on behalf of Acquiring Fund, is a valid and legally binding obligation of Equity Trust with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

              6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Equity Trust's Trust Instrument or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Equity Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Equity Trust (with respect to Target) is a party or by which it is bound, except as set forth in that opinion or as previously disclosed in writing to and accepted by Equity Funds;

               6.5.4. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Equity Trust (on behalf of Target) of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

               6.5.5. Equity Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend that registration; and

               6.5.6. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Equity Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Equity Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in that opinion or as otherwise disclosed in writing to and accepted by Equity Funds.

In rendering the foregoing opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.6. Each Investment Company shall have received an opinion of Counsel, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which Counsel may treat as representations made to it, or in separate letters addressed to Counsel and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

              6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

              6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

              6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

              6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

              6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

              6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis in its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

        At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund's shareholders' interests.

7.   BROKERAGE FEES AND EXPENSES

     7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     7.2. Each Fund will bear its own Reorganization expenses.

8.   ENTIRE AGREEMENT; NO SURVIVAL
     -----------------------------

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.   TERMINATION OF AGREEMENT
     ------------------------

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

     9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before December 31, 2000; or

     9.2. With respect to any funds, by the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10.  AMENDMENT
     ---------

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following that approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11.  MISCELLANEOUS
     -------------

     11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     11.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3. Each Investment Company acknowledges that the other is a business trust organized in series form. This Agreement is executed by Equity Funds on behalf of Acquiring Fund, and by Equity Trust on behalf of Target, and by their respective trustees and/or officers in their capacities as such, and not individually. Each Investment Company's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against (a) in the case of Equity Funds, the assets and property of Acquiring Fund and no other series thereof and (b) in the case of Equity Trust, the assets and property of Target and no other series thereof. A trustee of one Investment Company shall not be personally liable hereunder to the other Investment Company or its trustees or shareholders for any act, omission, or obligation of the former Investment Company or any other trustee thereof. Each Investment Company agrees that, in asserting any rights or claims under this Agreement on behalf of its Fund, it shall look only to the other Fund's assets and property in settlement of those rights and claims and not to those trustees, officers, or shareholders.

     11.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST: NEUBERGER BERMAN EQUITY FUNDS, on behalf of each of its series listed on Schedule A




-----------------------------         By:_____________________________________
Secretary                                   __________________
                                            Vice President

ATTEST: NEUBERGER BERMAN EQUITY TRUST, on behalf of each of its series listed on Schedule A




-----------------------------         By:_____________________________________
Secretary                                   __________________
                                            Vice President


                                   SCHEDULE A

                   TARGETS                                       ACQUIRING FUNDS
        (All Series of Equity Trust)                      (All Series of Equity Funds)
----------------------------------------------      ------------------------------------------

Neuberger Berman Century Trust                      Neuberger Berman Century Fund
Neuberger Berman Focus Trust                        Neuberger Berman Focus Fund
Neuberger Berman Genesis Trust                      Neuberger Berman Genesis Fund
Neuberger Berman Guardian Trust                     Neuberger Berman Guardian Fund
Neuberger Berman International Trust                Neuberger Berman International Fund
Neuberger Berman Manhattan Trust                    Neuberger Berman Manhattan Fund
Neuberger Berman Millennium Trust                   Neuberger Berman Millennium Fund
Neuberger Berman Partners Trust                     Neuberger Berman Partners Fund
Neuberger Berman Regency Trust                      Neuberger Berman Regency Fund
Neuberger Berman Socially Responsive Trust          Neuberger Berman Socially Responsive Fund
Neuberger Berman Technology Trust                   Neuberger Berman Technology Fund



                                   APPENDIX B

                                     FORM OF
                          NEUBERGER BERMAN EQUITY TRUST
                           PLAN PURSUANT TO RULE 12B-1

        WHEREAS, Neuberger Berman Equity Trust ("Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and intends to offer for public sale shares of beneficial interest in several series (each series a "Fund");

        WHEREAS, the Trust desires to adopt a plan pursuant to Rule 12b-1 under the 1940 Act and the Board of Trustees has determined that there is a reasonable likelihood that adoption of said plan will benefit the Funds and their shareholders; and

        WHEREAS, the Trust has employed Neuberger Berman Management Inc. ("NBMI") as principal underwriter of the shares of the Trust;

        NOW, THEREFORE, the Trust hereby adopts this Plan Pursuant to Rule 12b-1 ("Plan") in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions:

        1.     This Plan applies to the Funds listed on Schedule A.

        2. A. Each Fund shall pay to NBMI, as compensation for selling Fund shares or for providing services to Fund shareholders, a fee at the rate specified for that Fund on Schedule A, such fee to be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

               B. The fees payable hereunder are payable without regard to the aggregate amount that may be paid over the years, PROVIDED THAT, so long as the limitations set forth in Rule 2830 of the Conduct Rules ("Rule 2830") of the National Association of Securities Dealers, Inc. ("NASD") remain in effect and apply to recipients of payments made under this Plan, the amounts paid hereunder shall not exceed those limitations, including permissible interest. Amounts expended in support of the activities described in Paragraph 3.B. of this Plan may be excluded in determining whether expenditures under the Plan exceed the appropriate percentage of new gross assets specified in Rule 2830.

        3. A. As principal underwriter of the Trust's shares, NBMI may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the Funds, including, but not limited to, compensation to employees of NBMI; compensation to NBMI and other broker-dealers that engage in or support the distribution of shares; expenses of NBMI and such other broker-dealers and entities, including overhead and telephone and other communication expenses; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation and distribution of sales literature and advertising materials.

               B. NBMI may spend such amounts as it deems appropriate on the administration and servicing of shareholder accounts, including, but not limited to, responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of shares, performances, services, plans and options, investment policies, portfolio holdings, and distributions and taxation thereof; and dealing with complaints and correspondence of shareholders; including compensation to organizations and employees who service shareholder accounts, and expenses of such organizations, including overhead and telephone and other communications expenses.

        4. This Plan shall take effect on December 1, 2000 and shall continue in effect with respect to each Fund for successive periods of one year from its execution for so long as such continuance is specifically approved with respect to such Fund at least annually together with any related agreements, by votes of a majority of both (a) the Board of Trustees of the Trust and (b) those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting or meetings called for the purpose of voting on this Plan and such related agreements; and only if the Trustees who approve the implementation or continuation of the Plan have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

        5. Any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to this Plan or any related agreement shall provide to the Trust's Board of Trustees and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

        6. This Plan may be terminated with respect to a Fund at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting securities of that Fund.

        7. This Plan may not be amended to increase materially the amount of fees to be paid by any Fund hereunder unless such amendment is approved by a vote of at least a majority of the outstanding securities (as defined in the 1940 Act) of that Fund, and no material amendment to the Plan shall be made unless such amendment is approved in the manner provided in Paragraph 4 hereof for annual approval.

        8. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust, as defined in the 1940 Act, shall be committed to the discretion of Trustees who are themselves not interested persons.

        9. The Trust shall preserve copies of this Plan and any related agreements for a period of not less than six years from the date of expiration of the Plan or agreement, as the case may be, the first two years in an easily accessible place; and shall preserve copies of each report made pursuant to Paragraph 5 hereof for a period of not less than six years from the date of such report, the first two years in an easily accessible place.

        IN WITNESS WHEREOF, the Trust has executed this Plan Pursuant to Rule 12b-1 as of the day and year set forth below.



Date: ___________________________           NEUBERGER BERMAN EQUITY TRUST




Attest:                                     By:________________________________
                                            Name:
                                            Title:



By:   ___________________________




Agreed and assented to:

NEUBERGER BERMAN MANAGEMENT INC.



By:______________________________
Name:
Title:

                          NEUBERGER BERMAN EQUITY TRUST
                           PLAN PURSUANT TO RULE 12b-1
                                   SCHEDULE A

        The series of Neuberger Berman Equity Trust subject to the Plan Pursuant to 12b-1, and the applicable fee rates, are:

                                                    Fee (as a Percentage of
               Series                              Average Daily Net Assets
               ------                              ------------------------

Neuberger Berman Century Trust                            0.10%

Neuberger Berman Focus Trust                              0.10%

Neuberger Berman Genesis Trust                            0.10%

Neuberger Berman Guardian Trust                           0.10%

Neuberger Berman Millennium Trust                         0.10%

Neuberger Berman Partners Trust                           0.10%

Neuberger Berman Regency Trust                            0.10%

Neuberger Berman Socially Responsive Trust                0.10%

Neuberger Berman Technology Trust                         0.10%

       NEUBERGER BERMAN                           VOTE TODAY BY MAIL
            FUNDS                          TOUCH-TONE PHONE OR THE INTERNET
                                            CALL TOLL-FREE 1-888-221-0697
                                           OR LOG ON TO WWW.PROXYWEB.COM

                 P  Please fold and detach card at perforation before mailing  P

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                                OCTOBER 31, 2000

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE NEUBERGER BERMAN ("NB") EQUITY AND INCOME FUNDS, NB EQUITY AND INCOME TRUSTS, NB EQUITY ASSETS AND NB EQUITY SERIES (EACH A "TRUST") AND RELATES TO THE PROPOSALS WITH RESPECT TO THE SERIES OF EACH TRUST (EACH A "FUND"). The undersigned hereby appoints as proxies Richard Russell, Daniel J. Sullivan and Claudia A. Brandon, and each of them (with power of substitution), to vote all shares of beneficial interest of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:30 a.m., Eastern time, on October 31, 2000, at the offices of the Funds, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                              Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                              Date _____________________, 2000

                              ---------------------------------------------
                              ---------------------------------------------
                              Signature  (owner,  joint  owners,   trustee,
                              custodian, etc.)
                                                                 NEUBERGER FUNDS


       NEUBERGER BERMAN                           VOTE TODAY BY MAIL
            FUNDS                          TOUCH-TONE PHONE OR THE INTERNET
                                            CALL TOLL-FREE 1-888-221-0697
                                           OR LOG ON TO WWW.PROXYWEB.COM

                 P  Please fold and detach card at perforation before mailing  P

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                                OCTOBER 31, 2000

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE NEUBERGER BERMAN ("NB") EQUITY AND INCOME FUNDS, NB EQUITY AND INCOME TRUSTS, NB EQUITY ASSETS AND NB EQUITY SERIES (EACH A "TRUST") AND RELATES TO THE PROPOSALS WITH RESPECT TO THE SERIES OF EACH TRUST (EACH A "FUND"). The undersigned hereby appoints as proxies Richard Russell, Daniel J. Sullivan and Claudia A. Brandon, and each of them (with power of substitution), to vote all shares of beneficial interest of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:30 a.m., Eastern time, on October 31, 2000, at the offices of the Funds, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                              Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                              Date _____________________, 2000

                              ---------------------------------------------
                              ---------------------------------------------
                              Signature  (owner,  joint  owners,   trustee,
                              custodian, etc.)
                                                                 NEUBERGER FUNDS

                             YOUR VOTE IS IMPORTANT
               PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS CARD
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         P Please fold and detach card at perforation before mailing P

           PLEASE VOTE BY CHECKING ( ) ) THE APPROPRIATE BOXES BELOW.

                                                                                                      FOR all nominees    WITHHOLD
1.  To elect the nominees specified below as Trustees:                                                listed (except as)  authority
                                                                                                        marked to the     to vote
(01) John Cannon        (02) Faith Colish           (03) Walter G. Ehlers     (04) C. Anne Harvey        contrary at      for all
(05) Barry Hirsch       (06) Michael M. Kassen      (07) Robert A. Kavesh     (08) Howard A. Mileaf          left)        nominees
(09) Edward I. O'Brien  (10) John T. Patterson, Jr. (11) John P. Rosenthal    (12) William E. Rulon
(13) Cornelius T. Ryan  (14) Tom Decker Seip        (15) Gustave H. Shubert   (16) Candace L. Straight       [ ]            [ ]
(17) Peter E. Sundman   (18) Peter P. Trapp

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S)
OF THE NOMINEE(S) ON THE LINE BELOW.
                                                                                                      FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------

2.  To approve a change in the fundamental investment limitation concerning diversification.          [ ]       [ ]         [ ]

3.  To ratify the selection of Ernst & Young LLP as the independent auditors.                         [ ]       [ ]         [ ]



                                                                                                                       N.B. AMT-V.1






                             YOUR VOTE IS IMPORTANT
               PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS CARD
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         P Please fold and detach card at perforation before mailing P

           PLEASE VOTE BY CHECKING ( ) ) THE APPROPRIATE BOXES BELOW.

                                                                                                      FOR all nominees    WITHHOLD
1.  To elect the nominees specified below as Trustees:                                                listed (except as)  authority
                                                                                                        marked to the     to vote
(01) John Cannon        (02) Faith Colish           (03) Walter G. Ehlers     (04) C. Anne Harvey        contrary at      for all
(05) Barry Hirsch       (06) Michael M. Kassen      (07) Robert A. Kavesh     (08) Howard A. Mileaf          left)        nominees
(09) Edward I. O'Brien  (10) John T. Patterson, Jr. (11) John P. Rosenthal    (12) William E. Rulon
(13) Cornelius T. Ryan  (14) Tom Decker Seip        (15) Gustave H. Shubert   (16) Candace L. Straight       [ ]            [ ]
(17) Peter E. Sundman   (18) Peter P. Trapp

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S)
OF THE NOMINEE(S) ON THE LINE BELOW.
                                                                                                      FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------

2.  To approve a change in the fundamental investment limitation concerning diversification.          [ ]       [ ]         [ ]

3.  To ratify the selection of Ernst & Young LLP as the independent auditors.                         [ ]       [ ]         [ ]

                                                                                                                       N.B. AMT-V.1

               NEUBERGER BERMAN
           ADVISERS MANAGEMENT TRUST

                 P  Please fold and detach card at perforation before mailing  P

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                                OCTOBER 31, 2000

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("TRUST") AND RELATES TO THE PROPOSALS WITH RESPECT TO EACH SERIES OF THE TRUST (EACH A "FUND"). The undersigned hereby appoints as proxies Richard Russell, Daniel J. Sullivan and Claudia A. Brandon, and each of them (with power of substitution), to vote all shares of beneficial interest of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:30 a.m., Eastern time, on October 31, 2000, at the offices of the Trust, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                   Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                   Date _____________________, 2000

                                   ---------------------------------------------

                                   ---------------------------------------------
                                   Signature (owner, joint owners, trustee, custodian, etc.)
                                                            NEUBERGER BERMAN AMT

               NEUBERGER BERMAN
           ADVISERS MANAGEMENT TRUST

                 P  Please fold and detach card at perforation before mailing  P

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                                OCTOBER 31, 2000

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("TRUST") AND RELATES TO THE PROPOSALS WITH RESPECT TO EACH SERIES OF THE TRUST (EACH A "FUND"). The undersigned hereby appoints as proxies Richard Russell, Daniel J. Sullivan and Claudia A. Brandon, and each of them (with power of substitution), to vote all shares of beneficial interest of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:30 a.m., Eastern time, on October 31, 2000, at the offices of the Trust, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                   Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                   Date _____________________, 2000

                                   ---------------------------------------------

                                   ---------------------------------------------
                                   Signature (owner, joint owners, trustee, custodian, etc.)
                                                            NEUBERGER BERMAN AMT

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
            PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         P Please fold and detach card at perforation before mailing P

           PLEASE VOTE BY CHECKING ( ) ) THE APPROPRIATE BOXES BELOW.

                                                                                                      FOR all nominees    WITHHOLD
1.  To elect the nominees specified below as Trustees:                                                listed (except as)  authority
                                                                                                        marked to the     to vote
(01) John Cannon        (02) Faith Colish           (03) Walter G. Ehlers     (04) C. Anne Harvey        contrary at      for all
(05) Barry Hirsch       (06) Michael M. Kassen      (07) Robert A. Kavesh     (08) Howard A. Mileaf          left)        nominees
(09) Edward I. O'Brien  (10) John T. Patterson, Jr. (11) John P. Rosenthal    (12) William E. Rulon
(13) Cornelius T. Ryan  (14) Tom Decker Seip        (15) Gustave H. Shubert   (16) Candace L. Straight       [ ]            [ ]
(17) Peter E. Sundman   (18) Peter P. Trapp

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S)
OF THE NOMINEE(S) ON THE LINE BELOW.
                                                                                                      FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------

2.  To approve a change in the fundamental investment limitation concerning diversification.          [ ]       [ ]         [ ]

3.  To ratify the selection of Ernst & Young LLP as the independent auditors.                         [ ]       [ ]         [ ]

                                                    PLEASE SIGN AND DATE THE OTHER SIDE.

                                                                                                                NEUBERGER BERMAN AMT













                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
            PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         P Please fold and detach card at perforation before mailing P

           PLEASE VOTE BY CHECKING ( ) ) THE APPROPRIATE BOXES BELOW.

                                                                                                      FOR all nominees    WITHHOLD
1.  To elect the nominees specified below as Trustees:                                                listed (except as)  authority
                                                                                                        marked to the     to vote
(01) John Cannon        (02) Faith Colish           (03) Walter G. Ehlers     (04) C. Anne Harvey        contrary at      for all
(05) Barry Hirsch       (06) Michael M. Kassen      (07) Robert A. Kavesh     (08) Howard A. Mileaf          left)        nominees
(09) Edward I. O'Brien  (10) John T. Patterson, Jr. (11) John P. Rosenthal    (12) William E. Rulon
(13) Cornelius T. Ryan  (14) Tom Decker Seip        (15) Gustave H. Shubert   (16) Candace L. Straight       [ ]            [ ]
(17) Peter E. Sundman   (18) Peter P. Trapp

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S)
OF THE NOMINEE(S) ON THE LINE BELOW.
                                                                                                      FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------

2.  To approve a change in the fundamental investment limitation concerning diversification.          [ ]       [ ]         [ ]

3.  To ratify the selection of Ernst & Young LLP as the independent auditors.                         [ ]       [ ]         [ ]

                                                    PLEASE SIGN AND DATE THE OTHER SIDE.

                                                                                                                NEUBERGER BERMAN AMT

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
                    IF YOU ARE VOTING BY PHONE OR INTERNET,
      PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS VOTING INSTRUCTION CARD
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         P Please fold and detach card at perforation before mailing P

           PLEASE VOTE BY CHECKING ( ) ) THE APPROPRIATE BOXES BELOW.

                                                                                                      FOR all nominees    WITHHOLD
1.  To elect the nominees specified below as Trustees:                                                listed (except as)  authority
                                                                                                        marked to the     to vote
(01) John Cannon        (02) Faith Colish           (03) Walter G. Ehlers     (04) C. Anne Harvey        contrary at      for all
(05) Barry Hirsch       (06) Michael M. Kassen      (07) Robert A. Kavesh     (08) Howard A. Mileaf          left)        nominees
(09) Edward I. O'Brien  (10) John T. Patterson, Jr. (11) John P. Rosenthal    (12) William E. Rulon
(13) Cornelius T. Ryan  (14) Tom Decker Seip        (15) Gustave H. Shubert   (16) Candace L. Straight    1. [ ]            [ ]
(17) Peter E. Sundman   (18) Peter P. Trapp

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S)
OF THE NOMINEE(S) ON THE LINE BELOW.
                                                                                                      FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------
2.  To approve a change in the fundamental investment limitation concerning diversification.       2. [ ]       [ ]         [ ]
FOR MANHATTAN, MILLENNIUM AND SOCIALLY RESPONSIVE FUND, TRUST AND ASSETS AND CENTURY,
REGENCY AND TECHNOLOGY FUND AND TRUST ONLY:
3.  To approve the selection of PricewaterhouseCoopers LLP as the independent accountants.
FOR ALL OTHER FUNDS:
3.  To approve the selection of Ernst & Young LLP as the independent auditors.                     3. [ ]       [ ]         [ ]
FOR ALL ASSETS, TRUSTS AND GENESIS INSTITUTIONAL ONLY:
4.  To approve an Agreement and Plan of Reorganization.                                            4. [ ]       [ ]         [ ]
FOR GENESIS TRUST, GUARDIAN TRUST AND PARTNERS TRUST ONLY:
5.  To approve a distribution and shareholder services plan.                                       5. [ ]       [ ]         [ ]
FOR CASH RESERVES ONLY:
6.  To approve a change in the fundamental restriction concerning industry concentration.          6. [ ]       [ ]         [ ]
FOR GOVERNMENT MONEY FUND ONLY:
7A. To modify the fundamental policy to permit investment in all securities issued or              7A.[ ]       [ ]         [ ]
    guaranteed by the U.S. Government.
7B. To modify the fundamental lending policy to permit repurchase agreements.                      7B.[ ]       [ ]         [ ]
7C. To modify the fundamental borrowing policy to permit reverse repurchase agreements.            7C.[ ]       [ ]         [ ]
7D. To modify the fundamental lending policy to permit securities lending.                         7D.[ ]       [ ]         [ ]
                                     PLEASE SIGN AND DATE THE OTHER SIDE                                            EQUITY TRUST-ALT

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
                    IF YOU ARE VOTING BY PHONE OR INTERNET,
      PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS VOTING INSTRUCTION CARD
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         P Please fold and detach card at perforation before mailing P

           PLEASE VOTE BY CHECKING ( ) ) THE APPROPRIATE BOXES BELOW.

                                                                                                      FOR all nominees    WITHHOLD
1.  To elect the nominees specified below as Trustees:                                                listed (except as)  authority
                                                                                                        marked to the     to vote
(01) John Cannon        (02) Faith Colish           (03) Walter G. Ehlers     (04) C. Anne Harvey        contrary at      for all
(05) Barry Hirsch       (06) Michael M. Kassen      (07) Robert A. Kavesh     (08) Howard A. Mileaf          left)        nominees
(09) Edward I. O'Brien  (10) John T. Patterson, Jr. (11) John P. Rosenthal    (12) William E. Rulon
(13) Cornelius T. Ryan  (14) Tom Decker Seip        (15) Gustave H. Shubert   (16) Candace L. Straight    1. [ ]            [ ]
(17) Peter E. Sundman   (18) Peter P. Trapp

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S)
OF THE NOMINEE(S) ON THE LINE BELOW.
                                                                                                      FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------
2.  To approve a change in the fundamental investment limitation concerning diversification.       2. [ ]       [ ]         [ ]
FOR MANHATTAN, MILLENNIUM AND SOCIALLY RESPONSIVE FUND, TRUST AND ASSETS AND CENTURY,
REGENCY AND TECHNOLOGY FUND AND TRUST ONLY:
3.  To approve the selection of PricewaterhouseCoopers LLP as the independent accountants.
FOR ALL OTHER FUNDS:
3.  To approve the selection of Ernst & Young LLP as the independent auditors.                     3. [ ]       [ ]         [ ]
FOR ALL ASSETS, TRUSTS AND GENESIS INSTITUTIONAL ONLY:
4.  To approve an Agreement and Plan of Reorganization.                                            4. [ ]       [ ]         [ ]
FOR GENESIS TRUST, GUARDIAN TRUST AND PARTNERS TRUST ONLY:
5.  To approve a distribution and shareholder services plan.                                       5. [ ]       [ ]         [ ]
FOR CASH RESERVES ONLY:
6.  To approve a change in the fundamental restriction concerning industry concentration.          6. [ ]       [ ]         [ ]
FOR GOVERNMENT MONEY FUND ONLY:
7A. To modify the fundamental policy to permit investment in all securities issued or              7A.[ ]       [ ]         [ ]
    guaranteed by the U.S. Government.
7B. To modify the fundamental lending policy to permit repurchase agreements.                      7B.[ ]       [ ]         [ ]
7C. To modify the fundamental borrowing policy to permit reverse repurchase agreements.            7C.[ ]       [ ]         [ ]
7D. To modify the fundamental lending policy to permit securities lending.                         7D.[ ]       [ ]         [ ]
                                     PLEASE SIGN AND DATE THE OTHER SIDE                                            EQUITY TRUST-ALT

                  NEUBERGER BERMAN
                        FUNDS

                 P  Please fold and detach card at perforation before mailing  p

                                   VOTING   INSTRUCTION  CARD  FOR  THE  SPECIAL
                                   MEETING OF SHAREHOLDERS      OCTOBER 31, 2000

The undersigned, revoking previous proxies, hereby instructs the Company to vote all shares of the above-referenced Fund (the Fund), which are held in the account of the undersigned at the Special Meeting of persons having a voting interest in Neuberger Berman Equity Trust (the Trust), to be held at the office of the Fund, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, on October 31, 2000, at 10:30 a.m., Eastern time, and at any adjournments thereof. The Company is hereby instructed to vote on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS RELATING TO THE TRUST AND THE FUND, WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND.

                                   Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                   Date _____________________, 2000

                                   ---------------------------------------------

                                   ---------------------------------------------
                                   Signature (owner, joint owners, trustee, custodian, etc.)
                                                                EQUITY TRUST-ALT

                  NEUBERGER BERMAN
                        FUNDS

                 P  Please fold and detach card at perforation before mailing  p

                                   VOTING   INSTRUCTION  CARD  FOR  THE  SPECIAL
                                   MEETING OF SHAREHOLDERS      OCTOBER 31, 2000

The undersigned, revoking previous proxies, hereby instructs the Company to vote all shares of the above-referenced Fund (the Fund), which are held in the account of the undersigned at the Special Meeting of persons having a voting interest in Neuberger Berman Equity Trust (the Trust), to be held at the office of the Fund, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, on October 31, 2000, at 10:30 a.m., Eastern time, and at any adjournments thereof. The Company is hereby instructed to vote on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS RELATING TO THE TRUST AND THE FUND, WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND.

                                   Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                   Date _____________________, 2000

                                   ---------------------------------------------

                                   ---------------------------------------------
                                   Signature (owner, joint owners, trustee, custodian, etc.)
                                                                EQUITY TRUST-ALT

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
                  IF YOU ARE NOT VOTING BY PHONE OR INTERNET,
            PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         P Please fold and detach card at perforation before mailing P

           PLEASE VOTE BY CHECKING ( ) ) THE APPROPRIATE BOXES BELOW.

                                                                                                      FOR all nominees    WITHHOLD
1.  To elect the nominees specified below as Trustees:                                                listed (except as)  authority
                                                                                                        marked to the     to vote
(01) John Cannon        (02) Faith Colish           (03) Walter G. Ehlers     (04) C. Anne Harvey        contrary at      for all
(05) Barry Hirsch       (06) Michael M. Kassen      (07) Robert A. Kavesh     (08) Howard A. Mileaf          left)        nominees
(09) Edward I. O'Brien  (10) John T. Patterson, Jr. (11) John P. Rosenthal    (12) William E. Rulon
(13) Cornelius T. Ryan  (14) Tom Decker Seip        (15) Gustave H. Shubert   (16) Candace L. Straight    1. [ ]            [ ]
(17) Peter E. Sundman   (18) Peter P. Trapp

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S)
OF THE NOMINEE(S) ON THE LINE BELOW.
                                                                                                      FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------
2.  To approve a change in the fundamental investment limitation concerning diversification.       2. [ ]       [ ]         [ ]
FOR MANHATTAN, MILLENNIUM AND SOCIALLY RESPONSIVE FUND, TRUST AND ASSETS AND CENTURY,
REGENCY AND TECHNOLOGY FUND AND TRUST ONLY:
3.  To approve the selection of PricewaterhouseCoopers LLP as the independent accountants.
FOR ALL OTHER FUNDS:
3.  To approve the selection of Ernst & Young LLP as the independent auditors.                     3. [ ]       [ ]         [ ]
FOR ALL ASSETS, TRUSTS AND GENESIS INSTITUTIONAL ONLY:
4.  To approve an Agreement and Plan of Reorganization.                                            4. [ ]       [ ]         [ ]
FOR GENESIS TRUST, GUARDIAN TRUST AND PARTNERS TRUST ONLY:
5.  To approve a distribution and shareholder services plan.                                       5. [ ]       [ ]         [ ]
FOR CASH RESERVES ONLY:
6.  To approve a change in the fundamental restriction concerning industry concentration.          6. [ ]       [ ]         [ ]
FOR GOVERNMENT MONEY FUND ONLY:
7A. To modify the fundamental policy to permit investment in all securities issued or              7A.[ ]       [ ]         [ ]
    guaranteed by the U.S. Government.
7B. To modify the fundamental lending policy to permit repurchase agreements.                      7B.[ ]       [ ]         [ ]
7C. To modify the fundamental borrowing policy to permit reverse repurchase agreements.            7C.[ ]       [ ]         [ ]
7D. To modify the fundamental lending policy to permit securities lending.                         7D.[ ]       [ ]         [ ]
                                     PLEASE SIGN AND DATE THE OTHER SIDE                                             NEUBERGER FUNDS

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
                  IF YOU ARE NOT VOTING BY PHONE OR INTERNET,
            PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         P Please fold and detach card at perforation before mailing P

           PLEASE VOTE BY CHECKING ( ) ) THE APPROPRIATE BOXES BELOW.

                                                                                                      FOR all nominees    WITHHOLD
1.  To elect the nominees specified below as Trustees:                                                listed (except as)  authority
                                                                                                        marked to the     to vote
(01) John Cannon        (02) Faith Colish           (03) Walter G. Ehlers     (04) C. Anne Harvey        contrary at      for all
(05) Barry Hirsch       (06) Michael M. Kassen      (07) Robert A. Kavesh     (08) Howard A. Mileaf          left)        nominees
(09) Edward I. O'Brien  (10) John T. Patterson, Jr. (11) John P. Rosenthal    (12) William E. Rulon
(13) Cornelius T. Ryan  (14) Tom Decker Seip        (15) Gustave H. Shubert   (16) Candace L. Straight    1. [ ]            [ ]
(17) Peter E. Sundman   (18) Peter P. Trapp

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S)
OF THE NOMINEE(S) ON THE LINE BELOW.
                                                                                                      FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------
2.  To approve a change in the fundamental investment limitation concerning diversification.       2. [ ]       [ ]         [ ]
FOR MANHATTAN, MILLENNIUM AND SOCIALLY RESPONSIVE FUND, TRUST AND ASSETS AND CENTURY,
REGENCY AND TECHNOLOGY FUND AND TRUST ONLY:
3.  To approve the selection of PricewaterhouseCoopers LLP as the independent accountants.
FOR ALL OTHER FUNDS:
3.  To approve the selection of Ernst & Young LLP as the independent auditors.                     3. [ ]       [ ]         [ ]
FOR ALL ASSETS, TRUSTS AND GENESIS INSTITUTIONAL ONLY:
4.  To approve an Agreement and Plan of Reorganization.                                            4. [ ]       [ ]         [ ]
FOR GENESIS TRUST, GUARDIAN TRUST AND PARTNERS TRUST ONLY:
5.  To approve a distribution and shareholder services plan.                                       5. [ ]       [ ]         [ ]
FOR CASH RESERVES ONLY:
6.  To approve a change in the fundamental restriction concerning industry concentration.          6. [ ]       [ ]         [ ]
FOR GOVERNMENT MONEY FUND ONLY:
7A. To modify the fundamental policy to permit investment in all securities issued or              7A.[ ]       [ ]         [ ]
    guaranteed by the U.S. Government.
7B. To modify the fundamental lending policy to permit repurchase agreements.                      7B.[ ]       [ ]         [ ]
7C. To modify the fundamental borrowing policy to permit reverse repurchase agreements.            7C.[ ]       [ ]         [ ]
7D. To modify the fundamental lending policy to permit securities lending.                         7D.[ ]       [ ]         [ ]
                                      PLEASE SIGN AND DATE THE OTHER SIDE                                            NEUBERGER FUNDS

        PROXY TABULATOR                              VOTE TODAY BY MAIL.
        P.O. BOX 9132
        HINGHAM, MA 02043-9132           VOTING INSTRUCTION CARD FOR THE SPECIAL
                                       MEETING OF SHAREHOLDERS  OCTOBER 31, 2000

                   P Please fold and detach card at perforation before mailing P

The undersigned, revoking previous instructions, hereby instructs the above-referenced Insurance Company (the "Company"), to vote all shares of the above-referenced Fund (the "Fund"), which are held in the account of the undersigned at the Special Meeting of persons having a voting interest in the above-referenced Fund, to be held on October 31, 2000, at 10:30 a.m., Eastern time at the offices of the Fund, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and at any adjournments thereof (the "Meeting"). The Company is hereby instructed to vote on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

THE VOTING INSTRUCTION CARD IS SOLICITED BY THE COMPANY FROM OWNERS OF VARIABLE ANNUITY CONTRACTS AND/OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY THE COMPANY WHO HAVE SPECIFIED THAT A PORTION OF THEIR PREMIUMS BE ALLOCATED TO THE ABOVE-REFERENCED FUND.

The shares represented by this voting instruction card will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THIS CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   Date _____________________, 2000

                                   Please sign exactly as your name appears on this card. If joint owners, EITHER may sign the card. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                   ---------------------------------------------

                                   ---------------------------------------------
                                                 Signature(s)
                                                                   N.B. AMT V.I.

        PROXY TABULATOR                              VOTE TODAY BY MAIL.
        P.O. BOX 9132
        HINGHAM, MA 02043-9132           VOTING INSTRUCTION CARD FOR THE SPECIAL
                                       MEETING OF SHAREHOLDERS  OCTOBER 31, 2000

                   P Please fold and detach card at perforation before mailing P

The undersigned, revoking previous instructions, hereby instructs the above-referenced Insurance Company (the "Company"), to vote all shares of the above-referenced Fund (the "Fund"), which are held in the account of the undersigned at the Special Meeting of persons having a voting interest in the above-referenced Fund, to be held on October 31, 2000, at 10:30 a.m., Eastern time at the offices of the Fund, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and at any adjournments thereof (the "Meeting"). The Company is hereby instructed to vote on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

THE VOTING INSTRUCTION CARD IS SOLICITED BY THE COMPANY FROM OWNERS OF VARIABLE ANNUITY CONTRACTS AND/OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY THE COMPANY WHO HAVE SPECIFIED THAT A PORTION OF THEIR PREMIUMS BE ALLOCATED TO THE ABOVE-REFERENCED FUND.

The shares represented by this voting instruction card will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THIS CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   Date _____________________, 2000

                                   Please sign exactly as your name appears on this card. If joint owners, EITHER may sign the card. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                   ---------------------------------------------

                                   ---------------------------------------------
                                                 Signature(s)
                                                                   N.B. AMT V.I.

                          NEUBERGER BERMAN EQUITY FUNDS
   (INCLUDING THE CENTURY, FOCUS, GENESIS, GUARDIAN, INTERNATIONAL, MANHATTAN,
    MILLENNIUM, PARTNERS, REGENCY, SOCIALLY RESPONSIVE AND TECHNOLOGY SERIES)
                                 (EACH A "FUND")

                          NEUBERGER BERMAN INCOME FUNDS
 (including the Cash Reserves, Government Money, High Yield Bond, Institutional Cash, Limited Maturity Bond, Municipal Money and Municipal Securities series)
                                 (EACH A "FUND")

                           605 THIRD AVENUE, 2ND FLOOR
                          NEW YORK, NEW YORK 10158-0180

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 15, 2000

        This Statement of Additional Information ("SAI") relates specifically to the reorganization of Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, Neuberger Berman Equity Assets, Neuberger Berman Equity Series, Neuberger Berman Income Funds and Neuberger Berman Income Trust from a "master feeder" structure" to a single-level, multiple-class structure. This Statement of
Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Information Statement dated August 15, 2000 relating to the above-referenced matter. A copy of the Prospectus and Information Statement may be obtained by calling Neuberger Berman Management Inc. at 800-877-9700. This Statement of Additional Information consists of the information set forth herein and the following described documents, each of which is incorporated by reference herein (legally forms a part of the SAI):

        (1) The audited financial statements of Neuberger Berman Income Funds and Income Managers Trust and notes thereto for the fiscal year ended October 31, 1999, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger Berman CASH RESERVES and Portfolio, Neuberger Berman GOVERNMENT MONEY Fund and Portfolio, Neuberger Berman HIGH YIELD BOND Fund and Portfolio, and Neuberger Berman LIMITED MATURITY BOND Fund and Portfolio, previously filed on EDGAR, Accession Number 0000898432-99-001174.

        (2) The unaudited financial statements of Neuberger Berman Income Funds and Income Managers Trust and notes thereto for the semi-annual period ended April 30, 2000, with respect to Neuberger Berman CASH RESERVES and Portfolio, Neuberger Berman GOVERNMENT MONEY Fund and Portfolio, Neuberger Berman HIGH YIELD BOND Fund and Portfolio, and Neuberger Berman LIMITED MATURITY BOND Fund and Portfolio, previously filed on EDGAR, Accession Number 0000898432-000465.

        (3) The audited financial statements of Neuberger Berman Income Funds and Income Managers Trust and notes thereto for the fiscal year ended October 31, 1999, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger Berman MUNICIPAL MONEY FUND and Portfolio and Neuberger Berman MUNICIPAL SECURITIES Trust and Portfolio, previously filed on EDGAR, Accession Number 0000898432-99-001176.

        (4) The unaudited financial statements of Neuberger Berman Income Funds and Income Managers Trust and notes thereto for the semi-annual period ended April 30, 2000, with respect to Neuberger Berman MUNICIPAL MONEY FUND and Portfolio and Neuberger Berman MUNICIPAL SECURITIES Trust and Portfolio, previously filed on EDGAR, Accession Number 0000898432-00-000466.

        (5) The audited financial statements of Neuberger Berman Income Trust and Income Managers Trust and notes thereto for the fiscal year ended October 31, 1999, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger Berman LIMITED MATURITY BOND Trust and Portfolio, previously filed on EDGAR, Accession Number 0000898432-99-000709.

        (6) The unaudited financial statements of Neuberger Berman Income Trust and Income Managers Trust and notes thereto for the semi-annual period ended April 30, 2000, with respect to Neuberger Berman LIMITED MATURITY BOND Trust and Portfolio, previously filed on EDGAR, Accession Number 0000898432-00-000467.

        (7) The audited financial statements of Neuberger Berman Equity Funds and Equity Managers Trust and notes thereto for the fiscal year ended August 31, 1999, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger Berman GENESIS Fund and Portfolio, Neuberger Berman GUARDIAN Fund and Portfolio, Neuberger Berman PARTNERS Fund and Portfolio, Neuberger Berman FOCUS Fund and Portfolio, and Neuberger Berman INTERNATIONAL Fund; the report of Ernst & Young, independent auditors, with respect to such audited financial statements of Neuberger Berman INTERNATIONAL Portfolio; and the reports of PricewaterhouseCoopers LLP, independent accountants, with respect to such audited financial statements of Neuberger Berman MANHATTAN Fund and Portfolio, Neuberger Berman REGENCY Fund and Portfolio, Neuberger Berman MILLENNIUM Fund and Portfolio, and Neuberger Berman SOCIALLY RESPONSIVE Fund and Portfolio, previously filed on EDGAR, Accession Number 0000898432-99-001011.

        (8) The unaudited financial statements of Neuberger Berman Equity Funds and Equity Managers Trust and notes thereto for the semi-annual period ended February 29, 2000, with respect to Neuberger Berman GENESIS Fund and Portfolio, Neuberger Berman GUARDIAN Fund and Portfolio, Neuberger Berman PARTNERS Fund and Portfolio, Neuberger Berman FOCUS Fund and Portfolio, and Neuberger Berman INTERNATIONAL Fund and Portfolio, Neuberger Berman MANHATTAN Fund and Portfolio, Neuberger Berman REGENCY Fund and Portfolio, Neuberger Berman MILLENNIUM Fund and Portfolio, and Neuberger Berman SOCIALLY RESPONSIVE Fund and Portfolio, previously filed on EDGAR, Accession Number 0000898432-00-000338.

        (9) The audited financial statements of Neuberger Berman Equity Trust and Equity Managers Trust and notes thereto for the fiscal year ended August 31, 1999, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger Berman GENESIS Trust and Portfolio, Neuberger Berman FOCUS Trust and Portfolio, Neuberger Berman GUARDIAN Trust and Portfolio, Neuberger Berman PARTNERS Trust and Portfolio, and Neuberger Berman International Trust; the report of Ernst & Young, independent auditors, with respect to such audited financial statements of Neuberger Berman INTERNATIONAL Portfolio; and the reports of PricewaterhouseCoopers LLP, independent accountants, with respect to such audited financial statements of Neuberger Berman MANHATTAN Trust and Portfolio, Neuberger Berman REGENCY Trust and Portfolio, Neuberger Berman MILLENNIUM Trust and Portfolio and Neuberger Berman SOCIALLY RESPONSIVE Trust and Portfolio, previously filed on EDGAR, Accession Number 0000898432-99-001008.

        (10) The unaudited financial statements of Neuberger Berman Equity Trust and Equity Managers Trust and notes thereto for the semi-annual period ended February 29, 2000, with respect to Neuberger Berman GENESIS Trust and Portfolio, Neuberger Berman FOCUS Trust and Portfolio, Neuberger Berman GUARDIAN Trust and Portfolio, Neuberger Berman PARTNERS Trust and Portfolio, and Neuberger Berman INTERNATIONAL Trust and Portfolio, Neuberger Berman MANHATTAN Trust and Portfolio, Neuberger Berman REGENCY Trust and Portfolio, Neuberger Berman MILLENNIUM Trust and Portfolio and Neuberger Berman SOCIALLY RESPONSIVE Trust and Portfolio, previously filed on EDGAR, Accession Number 0000898432-00-000340.

        (11) The audited financial statements of Neuberger Berman Equity Assets and Equity Managers Trust and notes thereto for the fiscal year ended August 31, 1999, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger Berman FOCUS Assets and Portfolio, Neuberger Berman GENESIS Assets and Portfolio and Neuberger Berman GUARDIAN Assets and Portfolio, and Neuberger Berman PARTNERS Assets and Portfolio, and the report of PricewaterhouseCoopers LLP, independent accountants, with respect to such audited financial statements of Neuberger Berman MANHATTAN Assets and Portfolio, Neuberger Berman MILLENNIUM Assets and Portfolio, Neuberger Berman SOCIALLY RESPONSIVE Assets and Portfolio, previously filed on EDGAR, Accession Number 0000898432-99-001010.

        (12) The unaudited financial statements of Neuberger Berman Equity Assets and Equity Managers Trust and notes thereto for the semi-annual period ended February 29, 2000, with respect to Neuberger Berman FOCUS Assets and Portfolio, Neuberger Berman GENESIS Assets and Portfolio and Neuberger Berman GUARDIAN Assets and Portfolio, Neuberger Berman PARTNERS Assets and Portfolio, Neuberger Berman MANHATTAN Assets and Portfolio, Neuberger Berman MILLENNIUM Assets and Portfolio, Neuberger Berman SOCIALLY
               RESPONSIVE Assets and Portfolio, previously filed on EDGAR, Accession Number 0000898432-00-000339.

        (13) The audited financial statements of Neuberger Berman Genesis Institutional (a series of Neuberger Berman Equity Series) and Neuberger Berman Genesis Portfolio (as series of Equity Mangers Trust) and notes thereto for the fiscal year ended August 31, 1999, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements, previously filed on EDGAR, Accession Number 0000898432-99-001012.

        (14) The unaudited financial statements of Neuberger Berman Genesis Institutional (a series of Neuberger Berman Equity Series) and Neuberger Berman Genesis Portfolio (as series of Equity Managers Trust) and notes thereto for the semi-annual period ended February 29, 2000, previously filed on EDGAR, Accession Number 0000898432-00-000337.

        (15) The Statement of Additional Information of Neuberger Berman Income Funds, dated March 1, 2000, previously filed on EDGAR, Accession Number 0000898432-00-000182. The Statement of Additional Information of Neuberger Berman Institutional Cash Fund, dated March 1, 2000, previously filed on EDGAR, Accession Number 0000898432-00-000312.

        (16) The Statement of Additional Information of Neuberger Berman Equity Funds, dated December 1, 1999, as amended on May 1, 2000, previously filed on EDGAR, Accession Number 0000898432-99-000157 and 0000898432-00-000139, respectively. The Statement of Additional Information of Neuberger Berman Technology Fund, previously filed on EDGAR, Accession Number 0000898432-00-000304.

CENTURY PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
FEBRUARY 29, 2000 (UNAUDITED)

                                                                     MARKET VALUE
                                                                     (000'S OMITTED)

                                                                     AS REPORTED                                       PRO FORMA
                                                                     -------------------------------

NUMBER OF SHARES/PRINCIPAL                                           EQUITY FUNDS-  EQUITY TRUST-
AMOUNT                                                               CENTURY FUND   CENTURY TRUST  ADJUSTMENTS (A)     CENTURY FUND
------------------------------

                               Investment in Portfolio                  $28,829        $2,137         $(30,966)      $       0

                               Investment in unaffiliated issuers and
                               non-controlled affiliated issuers

COMMON STOCKS (94.2%)
CAPITAL GOODS (4.2%)


                        7,100  General  Electric                                                      $     938      $     938
                        7,700  Honeywell International                                                      371            371
                                                                                                --------------- ---------------
                                                                                                          1,309          1,309
                                                                                                --------------- ---------------
COMMUNICATIONS (16.7%)

                        9,500  Cabletron Systems                                                            466            466
                        6,800  Cisco Systems                                                                899            899
                        2,500  Comverse Technology                                                          492            492
                        1,600  JDS Uniphase                                                                 422            422
                        3,000  Motorola, Inc.                                                               511            511
                        2,100  Nextel Communications                                                        287            287
                        3,300  Nokia Corp. ADR                                                              654            654
                        4,312  NTL Inc.                                                                     395            395
                        3,100  QUALCOMM Inc.                                                                442            442
                       13,200  Qwest Communications International                                           612            612
                                                                                                --------------- ---------------
                                                                                                          5,180          5,180
                                                                                                --------------- ---------------
CONSUMER CYCLICALS (3.8%)

                        7,400  AMFM Inc.                                                                    454            454
                        3,700  EchoStar Communications                                                      422            422
                        4,400  Harley-Davidson                                                              300            300
                                                                                                --------------- ---------------
                                                                                                          1,176          1,176
                                                                                                --------------- ---------------

                                                                 5

CONSUMER STAPLES (6.9%)

                        8,900  AT&T Corp.- Liberty Media Group Class A                                      465            465
                       11,700  Comcast Corp. Class A Special                                                497            497
                        8,800  Kimberly-Clark                                                               455            455
                        1,200  SONY CORP. ADR                                                               376            376
                        4,100  Time Warner                                                                  351            351
                                                                                                --------------- ---------------
                                                                                                          2,144          2,144
                                                                                                --------------- ---------------
ELECTRICAL EQUIPMENT (8.9%)

                        3,700  Agilent Technologies                                                         384            384
                        3,300  Analog Devices                                                               518            518
                        2,700  Applied Materials                                                            494            494
                        1,600  Broadcom Corp.                                                               316            316
                        4,800  Conexant Systems                                                             471            471
                        3,400  Texas Instruments                                                            566            566
                                                                                                --------------- ---------------
                                                                                                          2,749          2,749
                                                                                                --------------- ---------------
ENERGY (3.2%)

                        7,500  Enron Corp.                                                                  517            517
                        6,400  Schlumberger Ltd.                                                            473            473
                                                                                                --------------- ---------------
                                                                                                            990            990
                                                                                                --------------- ---------------
FINANCIAL SERVICES (4.2%)

                        6,200  Capital One Financial                                                        228            228
                        9,700  Citigroup Inc.                                                               501            501
                        5,500  Merrill Lynch                                                                564            564
                                                                                                --------------- ---------------
                                                                                                          1,293          1,293
                                                                                                --------------- ---------------
FOOD & TOBACCO (1.6%)

                        7,700  Anheuser-Busch                                                               494            494
                                                                                                --------------- ---------------

HARDWARE (7.7%)

                        4,800  EMC Corp.                                                                    571            571
                        6,300  Flextronics International                                                    383            383
                        2,800  Hewlett-Packard                                                              377            377
                        3,400  Sanmina Corp.                                                                398            398
                        6,800  Sun Microsystems                                                             648            648
                                                                                                --------------- ---------------
                                                                                                          2,377          2,377
                                                                                                --------------- ---------------
HEALTH CARE (7.2%)

                       10,800  Amgen, Inc.                                                                  737            737
                        3,300  Biogen, Inc.                                                                 356            356
                        2,500  Genentech, Inc.                                                              482            482
                        1,100  MedImmune, Inc.                                                              218            218
                        5,100  Warner-Lambert                                                               437            437
                                                                                                --------------- ---------------
                                                                                                          2,230          2,230
                                                                                                --------------- ---------------


                                                                 5A

INTERNET (8.7%)

                        7,500  America Online                                                               443            443
                        3,700  DoubleClick Inc.                                                             329            329
                        4,100  eSPEED, Inc.                                                                 254            254
                          300  FreeMarkets, Inc.                                                             52             52
                       11,300  Intuit Inc.                                                                  593            593
                        2,900  Safeguard Scientifics                                                        507            507
                        3,150  Yahoo! Inc.                                                                  503            503
                                                                                                --------------- ---------------
                                                                                                          2,681          2,681
                                                                                                --------------- ---------------
RETAIL (4.8%)

                        7,800  Home Depot                                                                   451            451
                        6,800  Tiffany & Co.                                                                436            436
                       12,200  Wal-Mart Stores                                                              594            594
                                                                                                --------------- ---------------
                                                                                                          1,481          1,481
                                                                                                --------------- ---------------
SOFTWARE (10.1%)

                        4,600  Citrix Systems                                                               485            485
                       10,200  Microsoft Corp.                                                              911            911
                       11,500  Oracle Corp.                                                                 854            854
                       10,600  Peregrine Systems                                                            579            579
                        4,300  Rational Software                                                            306            306
                                                                                                --------------- ---------------
                                                                                                          3,135          3,135
                                                                                                --------------- ---------------
TELECOMMUNICATIONS (6.2%)

                        9,900  MCI WorldCom                                                                 442            442
                        4,300  Metromedia Fiber Network                                                     309            309
                        9,000  Nextel Partners                                                              288            288
                        5,900  Nortel Networks                                                              658            658
                        1,750  VoiceStream Wireless                                                         233            233
                                                                                                --------------- ---------------
                                                                                                          1,930          1,930
                                                                                                --------------- ---------------
                                TOTAL COMMON STOCKS (COST $25,788)                                       29,169         29,169
                                                                                                --------------- ---------------
          Principal
           Amount

------------------------------
U.S. GOVERNMENT AGENCY SECURITIES (5.2%)
$ 1,600,000                    Federal Home Loan Bank, Discount Notes,
                               5.72%, due 3/1/00 (COST $1,600)                                            1,600          1,600
                                                                                                --------------- ---------------


                                                                 6



REPURCHASE AGREEMENTS (3.6%)

                    1,101,000  State Street Bank and Trust Co. Repurchase
                               Agreement, 5.71%, due 3/1/00, dated
                               2/29/00, Maturity Value $1,101,175,
                               Collateralized by $1,130,000 Fannie Mae,
                               Notes, 6.40%, due 9/27/01 (Collateral
                               Value $1,135,718) (COST $1,101)                                            1,101          1,101
                                                                                                --------------- ---------------



SHORT-TERM INVESTMENTS (8.0%)

                    2,493,268  N&B Securities Lending Quality Fund, LLC
                               (COST $2,493)                                                              2,493          2,493
                                                                                                --------------- ---------------
                               TOTAL INVESTMENTS (111.0%) (COST $30,982)                              $  34,363      $  34,363
                                                                                                =============== ===============


(a) The proposed reorganization contemplates the merger of the funds and the redemption in kind of the surviving fund's interest in the Century Portfolio. Because liabilities exceeded assets other than Investments at the Portfolio level, certain of the investments being transferred would have been liquidated.

FOCUS PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
AUGUST 31, 1999 (UNAUDITED)

                                                                    MARKET VALUE
                                                                    (000'S OMITTED)

                                                       AS REPORTED                                        PRO FORMA
                                                       --------------------------

                                                                       EQUITY    EQUITY
NUMBER OF                                                              TRUST-    ASSETS-
SHARES/PRINCIPAL                                       EQUITY FUNDS-   FOCUS     FOCUS
AMOUNT                                                 FOCUS FUND      TRUST     ASSETS   ADJUSTMENTS (a) FOCUS FUND
---------------------
                      Investment in Portfolio         $1,327,814      $216,696  $1,888    $(1,546,398)    $0

                      Investment in unaffiliated
                      issuers and non-controlled
                      affiliated issuers


COMMON STOCKS (96.6%)
AUTOMOTIVE (3.0%)

             705,000  General Motors                                                      $        46,618 $     46,618
                                                                                          --------------- -------------

FINANCIAL SERVICES (47.1%)

             833,000  Bank One                                                                     33,424       33,424
           1,090,000  BankBoston Corp.                                                             50,617       50,617
           2,767,500  Capital One Financial                                                       104,473      104,473
           1,355,000  Chase Manhattan                                                             113,397      113,397
           3,183,375  Citigroup Inc.                                                              141,461      141,461
           2,381,000  Countrywide Credit Industries                                                76,490       76,490
             560,000  Hartford Financial Services

                      Group                                                                        25,445       25,445
           1,025,000  Morgan Stanley Dean Witter                                                   87,958       87,958


                                                                 8

             568,700  Nationwide Financial Services                                                20,758       20,758
             390,000  Providian Financial                                                          30,274       30,274
           1,243,000  Travelers Property Casualty                                                  44,126       44,126
                                                                                          --------------- -------------
                                                                                                  728,423      728,423
                                                                                          --------------- -------------

HEALTH CARE (6.4%)

           1,865,990  Foundation Health Systems                                                    23,791       23,791
           1,040,000  Wellpoint Health Networks                                                    75,790       75,790
                                                                                          --------------- -------------
                                                                                                   99,581       99,581
                                                                                          --------------- -------------


RETAIL (10.8%)

           1,800,000  Furniture Brands International                                               36,113       36,113
           1,638,400  Jones Apparel Group                                                          42,496       42,496
           1,048,700  Kmart Corp.                                                                  13,174       13,174
             345,000  Payless ShoeSource                                                           17,207       17,207
             995,000  Promus Hotel                                                                 28,917       28,917
           1,525,000  Sterling Commerce                                                            29,166       29,166
                                                                                          --------------- -------------
                                                                                                  167,073      167,073
                                                                                          --------------- -------------


TECHNOLOGY (29.3%)

           1,380,000  3Com Corp.                                                                   34,241       34,241
           1,200,000  Atmel Corp.                                                                  47,175       47,175
             504,000  Autodesk, Inc.                                                               11,592       11,592
             657,000  BMC Software                                                                 35,355       35,355
           1,185,000  Compaq Computer                                                              27,477       27,477
           2,594,800  Compuware Corp.                                                              78,331       78,331
             175,000  Lattice Semiconductor                                                        10,784       10,784
             605,000  Microchip Technology                                                         33,124       33,124
           1,150,000  Oracle Corp.                                                                 41,975       41,975
           1,302,500  Photronics, Inc.                                                             31,097       31,097
           1,795,000  Rational Software                                                            48,577       48,577
             495,000  Tech Data                                                                    18,346       18,346


                                                                 9

             420,000  Texas Instruments                                                            34,466       34,466
                                                                                          --------------- -------------
                                                                                                  452,540      452,540
                                                                                          --------------- -------------


                      TOTAL COMMON STOCKS (COST
                      $987,085)                                                                 1,494,235    1,494,235
                                                                                          --------------- -------------


Principal
Amount

---------------------


REPURCHASE AGREEMENTS (1.5%)

         $22,890,000  State Street Bank and Trust Co.
                      Repurchase Agreement, 5.25%,
                      due 9/1/99, dated 8/31/99,
                      Maturity Value $22,893,338,
                      Collateralized by $22,645,000
                      U.S. Treasury Bonds, 8.25%,
                      due 5/15/05 (Collateral Value
                      $23,579,106)  (COST $22,890)                                                 22,890       22,890
                                                                                          --------------- -------------

SHORT-TERM INVESTMENTS (0.5%)

           7,114,402  N&B Securities Lending Quality
                      Fund, LLC  (COST $7,114)                                                      7,114        7,114
                                                                                          --------------- -------------

                      TOTAL INVESTMENTS (98.6%) (COST
                      $1,017,089)                                                         $ 1,524,239     $ 1,524,239
                                                                                          =============== =============



(a) The proposed reorganization contemplates the merger of the funds and the redemption in kind of the surviving fund's interest in the Focus Portfolio.

GENESIS PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
AUGUST 31, 1999 (UNAUDITED)

                                                       MARKET VALUE
                                                       (000'S OMITTED)

                                                       AS REPORTED                                                      PRO FORMA
                                                       --------------------------------------------------

                                                       EQUITY FUNDS-   EQUITY     EQUITY     EQUITY     ADJUSTMENTS (A)
NUMBER OF                                              GENESIS FUND    TRUST-     ASSETS-    SERIES-
SHARES/PRINCIPAL                                                       GENESIS    GENESIS    GENESIS
AMOUNT                                                                 TRUST      ASSETS     INSTITUTIONAL              GENESIS FUND
---------------------
                      Investment in Portfolio         $848,098        $597,219   $81,781    $224,006   $  (1,751,104) $          0

                      Investment in unaffiliated
                      issuers and non-controlled
                      affiliated issuers



COMMON STOCKS (96.5%)

AEROSPACE (6.7%)

         1,771,350  AAR Corp.                                                                          $      37,863  $     37,863
         1,219,500  Aviall Inc.                                                                               13,567        13,567
           658,700  Cordant Technologies                                                                      27,254        27,254
           478,300  DONCASTERS PLC ADR                                                                         6,636         6,636
           299,850  Ducommun Inc.                                                                              3,598         3,598
           205,400  Howmet International                                                                       3,672         3,672
           425,000  Ladish Co.                                                                                 2,975         2,975
           344,700  Moog, Inc. Class A                                                                        11,289        11,289
           471,500  Orbital Sciences                                                                          10,461        10,461
                                                                                                      --------------- -------------
                                                                                                             117,315       117,315
                                                                                                      --------------- -------------


                                                                 11

AUTOMOTIVE (0.7%)

           607,200  Donaldson Co.                                                                             11,916        11,916
                                                                                                      --------------- -------------

BANKING & FINANCIAL (7.2%)

           534,200  Bank United                                                                               18,330        18,330
           573,100  Community First Bankshares                                                                11,766        11,766
           667,600  Cullen/Frost Bankers                                                                      17,441        17,441
           331,400  Highland Bancorp                                                                           6,172         6,172
            291000  Ocean Financial                                                                            5,202         5,202
         1,008,300  Peoples Heritage Financial Group                                                          16,952        16,952
           116,212  Queens County Bancorp                                                                      3,196         3,196
           726,675  Sterling Bancshares                                                                        8,720         8,720
           300,350  Texas Regional Bancshares                                                                  7,678         7,678
                                                                                                      --------------- -------------
         1,163,400  Webster Financial                                                                        126,796       126,796
                                                                                                      --------------- -------------



BASIC MATERIALS (0.5%)

           230,200  Lone Star Industries                                                                       7,913         7,913
                                                                                                      --------------- -------------

BUILDING, CONSTRUCTION & FURNISHING (1.1%)

           294,800  Lincoln Electric Holdings                                                                  5,970         5,970
           273,600  Simpson Manufacturing                                                                     14,090        14,090
                                                                                                      --------------- -------------
                                                                                                              20,060        20,060
                                                                                                      --------------- -------------


BUSINESS SERVICES (3.0%)

         1,075,600  Davox Corp.                                                                               14,991        14,991
           343,500  Fair, Isaac & Co.                                                                          9,704         9,704
           418,300  Navigant Consulting                                                                       18,353        18,353
           209,000  Valassis Communications                                                                    9,144         9,144
                                                                                                      --------------- -------------
                                                                                                              52,192        52,192
                                                                                                      --------------- -------------


                                                                 12

CONSUMER CYCLICALS (0.4%)

           417,600  Coachmen Industries                                                                        6,603         6,603
                                                                                                      --------------- -------------

CONSUMER PRODUCTS & SERVICES (5.7%)

           801,000  Alberto-Culver Class A                                                                    17,272        17,272
           530,637  Block Drug                                                                                21,325        21,325
           101,800  Bush Boake Allen                                                                           2,653         2,653
           521,300  Church & Dwight                                                                           24,241        24,241
           349,800  Matthews International                                                                     9,488         9,488
         1,086,800  Ruddick Corp.                                                                             20,174        20,174
           462,000  The First Years                                                                            4,995         4,995
                                                                                                      --------------- -------------
                                                                                                             100,148       100,148
                                                                                                      --------------- -------------


DEFENSE (6.1%)

           663,200  Alliant Techsystems                                                                       48,414        48,414
         1,309,100  Newport News Shipbuilding                                                                 41,155        41,155
           800,400  Primex Technologies                                                                       16,708        16,708
                                                                                                      --------------- -------------
                                                                                                             106,277       106,277
                                                                                                      --------------- -------------


DIAGNOSTIC EQUIPMENT (0.3%)

           906,500  ADAC Laboratories                                                                          5,326         5,326
                                                                                                      --------------- -------------

ELECTRONICS (4.9%)

           456,900  Benchmark Electronics                                                                     16,820        16,820
           951,900  Dallas Semiconductor                                                                      48,071        48,071
           289,800  Etec Systems                                                                              12,751        12,751
           172,100  SCI Systems                                                                                8,573         8,573
                                                                                                      --------------- -------------
                                                                                                              86,215        86,215
                                                                                                      --------------- -------------


ENERGY (1.8%)

           692,300  Cabot Oil & Gas                                                                           13,197        13,197


                                                                 13

           150,000  Cross Timbers Oil                                                                          1,856         1,856
           808,290  Swift Energy                                                                              10,205        10,205
           875,800  Unit Corp.                                                                                 6,733         6,733
                                                                                                      --------------- -------------
                                                                                                              31,991        31,991
                                                                                                      --------------- -------------


HEALTH CARE (9.8%)

           977,800  Acuson Corp.                                                                              15,400        15,400
           174,600  Arrow International                                                                        5,063         5,063
           275,400  CONMED Corp.                                                                               7,711         7,711
           709,000  DENTSPLY International                                                                    17,592        17,592
         1,207,900  Haemonetics Corp.                                                                         23,630        23,630
           885,300  Mentor Corp.                                                                              20,694        20,694
           389,950  Patterson Dental                                                                          15,988        15,988
           275,000  Respironics, Inc.                                                                          2,733         2,733
           503,700  STAAR Surgical                                                                             5,981         5,981
           940,700  Trigon Healthcare                                                                         34,159        34,159
           679,600  Universal Health Services
                    Class B                                                                                   22,682        22,682
                                                                                                      --------------- -------------
                                                                                                             171,633       171,633
                                                                                                      --------------- -------------


INDUSTRIAL & COMMERCIAL PRODUCTS & SERVICES (7.2%)

           356,300  BMC Industries                                                                             4,387         4,387
           474,900  Brady Corp.                                                                               14,247        14,247
           282,000  Dionex Corp.                                                                              11,227        11,227
         1,261,300  Hussmann International                                                                    21,442        21,442
           369,700  IDEX Corp.                                                                                10,929        10,929
           770,200  Kaydon Corp.                                                                              23,636        23,636
           183,100  Roper Industries                                                                           6,557         6,557
           814,400  SOS Staffing Services                                                                      4,835         4,835
         1,247,400  Wallace Computer Services                                                                 26,663        26,663
           203,750  Woodhead Industries                                                                        2,248         2,248
                                                                                                      --------------- -------------
                                                                                                             126,171       126,171
                                                                                                      --------------- -------------


                                                                 14

INSURANCE (3.5%)

           910,200  Annuity and Life Re                                                                       20,138        20,138
           660,800  FBL Financial Group                                                                       13,092        13,092
           857,900  Scottish Annuity & Life
                    Holdings                                                                                   8,365         8,365
           858,700  W. R. Berkley                                                                             19,535        19,535
                                                                                                      --------------- -------------
                                                                                                              61,130        61,130
                                                                                                      --------------- -------------


LODGING (0.5%)

           846,000  Prime Hospitality                                                                          7,878         7,878
                                                                                                      --------------- -------------

MACHINERY & EQUIPMENT (0.8%)

           686,600  Gardner Denver Machinery                                                                  13,174        13,174
                                                                                                      --------------- -------------

OFFICE EQUIPMENT (1.7%)

         1,350,900  United Stationers                                                                         30,564        30,564
                                                                                                      --------------- -------------

OIL SERVICES (9.5%)

           390,700  Cal Dive International                                                                    14,700        14,700
           748,600  Friede Goldman International                                                               9,170         9,170
         1,018,800  Global Industries                                                                         11,398        11,398
           938,100  IRI International                                                                          4,397         4,397
           619,500  Nabors Industries                                                                         16,843        16,843
         1,538,712  National-Oilwell                                                                          26,158        26,158
           793,400  Oceaneering International                                                                 15,918        15,918
           781,600  Offshore Logistics                                                                         9,135         9,135
           777,300  Pride International                                                                       11,562        11,562
           579,400  Smith International                                                                       27,051        27,051
           636,000  Tuboscope Inc.                                                                             9,262         9,262
           513,200  UTI Energy                                                                                10,264        10,264
                                                                                                      --------------- -------------
                                                                                                             165,858       165,858
                                                                                                      --------------- -------------



                                                                 15


PACKING & CONTAINERS (2.1%)

         1,450,100  AptarGroup Inc.                                                                           37,340        37,340
                                                                                                      --------------- -------------

PUBLISHING & BROADCASTING (2.2%)

           155,239  Hearst-Argyle Television                                                                   3,929         3,929
           329,300  Houghton Mifflin                                                                          15,724        15,724
           467,100  Meredith Corp.                                                                            16,203        16,203
            78,866  Pulitzer Inc.                                                                              3,455         3,455
                                                                                                      --------------- -------------
                                                                                                              39,311        39,311
                                                                                                      --------------- -------------


RESTAURANTS (1.2%)

           890,050  Brinker International                                                                     21,361        21,361
                                                                                                      --------------- -------------

RETAILING (2.7%)

           527,968  99 Cents Only Stores                                                                      19,007        19,007
           471,600  Claire's Stores                                                                            8,872         8,872
           340,000  ShopKo Stores                                                                              9,732         9,732
           273,800  Whole Foods Market                                                                         9,840         9,840
                                                                                                      --------------- -------------
                                                                                                              47,451        47,451
                                                                                                      --------------- -------------


TECHNOLOGY (8.0%)

          798,700  Analysts International                                                                    10,683        10,683
          242,000  Black Box                                                                                 11,102        11,102
          543,600  CACI International                                                                        12,231        12,231
        2,201,600  Inprise Corp.                                                                              9,288         9,288
          322,400  Jack Henry & Associates                                                                   10,478        10,478
          250,000  Keane, Inc.                                                                                5,422         5,422
        1,507,500  Methode Electronics Class A                                                               27,135        27,135
        1,009,900  Wind River Systems                                                                        16,095        16,095
          812,500  Zebra Technologies                                                                        38,187        38,187
                                                                                                     --------------- -------------
                                                                                                            140,621       140,621
                                                                                                     --------------- -------------




                                                                 16

TRANSPORTATION, SHIPPING & FREIGHT (0.7%)

           232,900  Air Express International                                                                  5,692         5,692
           190,900  Circle International Group                                                                 4,725         4,725
           213,600  Maritrans Inc.                                                                             1,081         1,081
                                                                                                      --------------- -------------
                                                                                                              11,498        11,498
                                                                                                      --------------- -------------


UTILITIES, ELECTRIC & GAS (8.2%)

           834,700  AGL Resources                                                                             15,077        15,077
           326,000  Atmos Energy                                                                               8,170         8,170
           282,500  Central Hudson Gas & Electric                                                             11,936        11,936
           190,200  Connecticut Energy                                                                         7,109         7,109
           144,300  Eastern Enterprises                                                                        6,484         6,484
           855,200  Montana Power                                                                             26,458        26,458
           173,000  National Fuel Gas                                                                          8,142         8,142
           180,300  NICOR Inc.                                                                                 6,975         6,975
           345,900  NUI Corp.                                                                                  8,864         8,864
           283,100  ONEOK, Inc.                                                                                8,794         8,794
           213,500  Otter Tail Power                                                                           8,500         8,500
           766,784  Sierra Pacific Resources                                                                  18,690        18,690
           290,000  Washington Gas Light                                                                       7,739         7,739
                                                                                                      --------------- -------------
                                                                                                             142,938       142,938
                                                                                                      --------------- -------------


                    TOTAL COMMON STOCKS (COST

                    $1,548,759)                                                                            1,689,680     1,689,680
                                                                                                      --------------- -------------






                                                                 17

Principal
Amount

---------------------


REPURCHASE AGREEMENTS (1.5%)

       $26,740,000  State Street Bank and Trust
                    Co. Repurchase Agreement,
                    5.25%, due 9/1/99, dated
                    8/31/99, Maturity Value
                    $26,743,900, Collateralized
                    by $27,405,000 U.S. Treasury
                    Notes, 5.875%, due 2/15/00
                    (Collateral Value
                    $27,543,505)  (COST $26,740)                                                              26,740        26,740
                                                                                                      --------------- -------------

SHORT-TERM INVESTMENTS (3.6%)

        10,000,000  American Express Credit Corp.,
                    5.13%, due 9/3/99                                                                          9,997         9,997
        10,000,000  General Electric Capital
                    Corp., 5.23%, due 9/8/99                                                                   9,990         9,990
        42,524,723  N&B Securities Lending Quality
                    Fund, LLC                                                                                 42,525        42,525
                                                                                                      --------------- -------------

                    TOTAL SHORT-TERM INVESTMENTS
                    (COST $62,512)                                                                            62,512        62,512
                                                                                                      --------------- -------------

                    TOTAL INVESTMENTS (101.6%)
                    (COST $1,638,011)                                                                  $   1,778,932  $  1,778,932
                                                                                                      =============== =============


(a) The proposed reorganization contemplates the merger of the funds and the redemption in kind of the surviving fund's interest in the Genesis Portfolio.

GUARDIAN PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF
INVESTMENTS
AUGUST 31, 1999 (UNAUDITED)

                                                 MARKET VALUE
                                                 (000'S
                                                 OMITTED)

                                                 AS REPORTED                                          PRO FORMA
                                                 ---------------------------------------

                                                 EQUITY         EQUITY        EQUITY
NUMBER OF                                        FUNDS-         TRUST-        ASSETS-
SHARES/PRINCIPAL                                 GUARDIAN       GUARDIAN      GUARDIAN                   GUARDIAN
AMOUNT                                           FUND           TRUST         ASSETS    ADJUSTMENTS(a)   FUND
----------------

                   Investment in Portfolio       $3,446,910    $ 1,251,954   $  24,856   $ (4,723,720)   $         0

                   Investment in
                   unaffiliated issuers
                   and non-controlled
                   affiliated issuers




COMMON STOCKS (86.0%)
BANKING & FINANCIAL (7.9%)
           792,400 Bank of America                                                      $     47,940  $       47,940
         1,400,800 BankBoston Corp.                                                           65,049          65,049
         1,576,100 Chase Manhattan                                                           131,900         131,900
         3,174,500 Wells Fargo                                                               126,385         126,385
                                                                                       -------------- ---------------
                                                                                             371,274         371,274
                                                                                       -------------- ---------------
BASIC MATERIALS (3.5%)
         2,996,000 Cabot Corp.                                                                69,095          69,095
           367,500 International Paper                                                        17,295          17,295
         1,340,200 Lyondell Chemical                                                          19,517          19,517
         2,603,600 Millennium Chemicals                                                       59,883          59,883
                                                                                       -------------- ---------------
                                                                                             165,790         165,790
                                                                                       -------------- ---------------


                                                                 19

CAPITAL GOODS (2.8%)

           425,700 Emerson Electric                                                           26,659          26,659
         4,176,800 Republic Services                                                          45,423          45,423
         1,227,900 SCI Systems                                                                61,165          61,165
                                                                                       -------------- ---------------
                                                                                             133,247         133,247
                                                                                       -------------- ---------------
COMMUNICATION SERVICES (6.4%)
         1,818,000 AT&T Corp.                                                                 81,810          81,810
         1,214,700 Bell Atlantic                                                              74,401          74,401
         1,957,100 MCI WorldCom                                                              148,250         148,250
                                                                                       -------------- ---------------
                                                                                             304,461         304,461
                                                                                       -------------- ---------------
CONSUMER CYCLICALS (7.3%)
           479,100 Carnival Corp.                                                             21,410          21,410
         4,123,100 Cendant Corp.                                                              73,958          73,958
                   Federated Department

           525,000 Stores                                                                     24,150          24,150
           976,400 General Motors                                                             64,564          64,564
         2,077,600 Lear Corp.                                                                 83,494          83,494
           893,200 Lowe's Cos.                                                                40,417          40,417
         3,545,300 Office Depot                                                               37,004          37,004
                                                                                       -------------- ---------------
                                                                                             344,997         344,997
                                                                                       -------------- ---------------
CONSUMER STAPLES (5.7%)
         1,106,300 AMFM Inc.                                                                  54,485          54,485
         1,715,500 Kimberly-Clark                                                             97,676          97,676
         1,378,600 McDonald's Corp.                                                           57,040          57,040
         1,620,000 Philip Morris                                                              60,649          60,649
                                                                                       -------------- ---------------
                                                                                             269,850         269,850
                                                                                       -------------- ---------------
ENERGY (9.0%)
           868,500 Amerada Hess                                                               53,901          53,901
           356,400 Chevron Corp.                                                              32,878          32,878
           602,400 Diamond Offshore
                   Drilling                                                                   23,042          23,042
         1,070,400 Halliburton Co.                                                            49,640          49,640
           680,100 Mobil Corp.                                                                69,625          69,625


                                                                 20

           390,500 Royal Dutch Petroleum -
                   NY Shares                                                                  24,162          24,162
           441,400 Schlumberger Ltd.                                                          29,464          29,464
           787,400 Texaco Inc.                                                                50,000          50,000
           627,700 Transocean Offshore                                                        21,342          21,342
         3,843,700 Union Pacific
                   Resources Group                                                            68,946          68,946
                                                                                       -------------- ---------------
                                                                                             423,000         423,000
                                                                                       -------------- ---------------
FINANCIAL SERVICES (15.6%)
           270,000 American International Group                                               25,026          25,026
         1,327,300 Associates First Capital                                                   45,543          45,543
         3,470,800 Capital One Financial                                                     131,023         131,023
         1,913,300 Citigroup Inc.                                                             85,022          85,022
         5,175,900 Conseco, Inc.                                                             124,222         124,222

         1,162,900 Countrywide Credit Industries                                              37,358          37,358
         1,658,200 Hartford Financial Services
                   Group                                                                      75,344          75,344
         3,067,100 IndyMac Mortgage Holdings                                                  41,214          41,214
           579,500 Morgan Stanley Dean Witter                                                 49,728          49,728
           502,100 Progressive Corp.                                                          51,214          51,214
         1,576,000 SLM Holding                                                                69,640          69,640
                                                                                       -------------- ---------------
                                                                                             735,334         735,334
                                                                                       -------------- ---------------
HEALTH CARE (9.3%)
         1,801,200 Aetna Inc.                                                                140,043         140,043
         2,249,200 American Home Products                                                     93,342          93,342
            98,064 PacifiCare Health Systems                                                   5,884           5,884
           200,000 Warner-Lambert                                                             13,250          13,250
         2,582,996 Wellpoint Health Networks                                                 188,236         188,236
                                                                                       -------------- ---------------
                                                                                             440,755         440,755
                                                                                       -------------- ---------------
TECHNOLOGY (15.8%)
           230,000 Apple Computer                                                             15,008          15,008
         1,160,200 Computer Associates                                                        65,551          65,551
           975,000 Compuware Corp.                                                            29,433          29,433
           381,200 Gateway Inc.                                                               36,953          36,953
           678,300 Hewlett-Packard                                                            71,476          71,476


                                                                 21

           829,000 IBM                                                                       103,262         103,262
           734,100 Micron Technology                                                          54,736          54,736
           560,000 Nortel Networks                                                            22,995          22,995
         1,728,700 Rational Software                                                          46,783          46,783
         1,366,700 Seagate Technology                                                         45,357          45,357
           699,700 Sun Microsystems                                                           55,626          55,626
           469,500 Teradyne, Inc.                                                             31,955          31,955
           832,400 Texas Instruments                                                          68,309          68,309
         2,097,800 Xerox Corp.                                                               100,170         100,170
                                                                                       -------------- ---------------
                                                                                             747,614         747,614
                                                                                       -------------- ---------------
TRANSPORTATION (2.7%)
           962,200 AMR Corp.                                                                  56,409          56,409
         1,031,600 Burlington Northern  Santa Fe                                              29,916          29,916
         1,005,000 Continental Airlines Class B                                               41,017          41,017
                                                                                       -------------- ---------------
                                                                                             127,342         127,342
                                                                                       -------------- ---------------
                   TOTAL COMMON
                   STOCKS (COST
                   $3,473,802)                                                             4,063,664       4,063,664
                                                                                       -------------- ---------------

PREFERRED STOCKS (1.6%)
          2,878,900 News Corp. ADR  (COST $76,136)                                            76,111          76,111
                                                                                       -------------- ---------------
PRINCIPAL AMOUNT
-------------------

U.S. TREASURY SECURITIES (1.0%)

       $50,000,000 U.S. Treasury Bills, 4.60%,
                   due 11/18/99  (COST $49,502)                                               49,502          49,502
                                                                                       -------------- ---------------
U.S. GOVERNMENT AGENCY SECURITIES (1.1%)
        50,000,000 Federal Home Loan Bank, Discount
                   Notes, 5.40%, due 9/1/99
                   (COST $50,000)                                                             50,000          50,000
                                                                                       -------------- ---------------



                                                                 22

REPURCHASE AGREEMENTS (2.4%)

       $50,000,000 State Street Bank and Trust Co.
                   Repurchase Agreement, 5.25%,
                   due 9/1/99, dated 8/31/99,
                   Maturity Value $50,007,292,
                   Collateralized by $47,855,000
                   U.S. Treasury Bonds, 7.875%,
                   due 11/15/07 (Collateral Value
                   $51,503,944)                                                               50,000          50,000
        50,000,000 State Street Bank and Trust Co.
                   Repurchase Agreement, 5.25%,
                   due 9/1/99, dated 8/31/99,
                   Maturity Value $50,007,292,
                   Collateralized by $45,880,000
                   U.S. Treasury Bonds, 7.50%,
                   due 11/15/16 (Collateral Value
                   $51,500,300)                                                               50,000          50,000
        11,170,000 State Street Bank and Trust Co.
                   Repurchase Agreement, 5.25%,
                   due 9/1/99, dated 8/31/99,
                   Maturity Value $11,171,629,
                   Collateralized by $11,270,000
                   U.S. Treasury Notes, 7.750%,
                   due 12/31/99 (Collateral Value
                   $11,506,963)                                                               11,170          11,170
                                                                                       -------------- ---------------

                   TOTAL REPURCHASE AGREEMENTS

                   (COST $111,170)                                                           111,170         111,170
                                                                                       -------------- ---------------

SHORT-TERM INVESTMENTS (6.2%)
       $50,000,000 American Express Credit Corp.,
                   5.23%, due 9/2/99                                                          49,993          49,993
        50,000,000 General Electric Capital Corp.,
                   5.10%, due 9/3/99                                                          49,986          49,986
        50,000,000 Merck & Co., Inc., 5.30%,
                   due 9/3/99                                                                 49,985          49,985
        50,000,000 Ford Motor Credit Co., 5.28%,
                   due 9/8/99                                                                 49,949          49,949
        50,000,000 Novartis Finance Corp., 5.25%,
                   due 9/13/99                                                                49,912          49,912
        19,057,000 Abbott Laboratories, 5.23%,
                   due 9/23/99                                                                18,996          18,996


                                                                 23

        24,436,603 N&B Securities Lending Quality
                   Fund, LLC                                                                  24,437          24,437
                                                                                       -------------- ---------------
                   TOTAL SHORT-TERM INVESTMENTS
                   (COST $293,258)                                                           293,258         293,258
                                                                                       -------------- ---------------
                   TOTAL INVESTMENTS (98.3%)
                   (COST $4,053,868)
                                                                                       $   4,643,705  $    4,643,705
                                                                                       ============== ===============

(a) The proposed reorganization contemplates the merger of the funds and the redemption in kind of the surviving fund's interest in the Guardian Portfolio.

INTERNATIONAL PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
AUGUST 31, 1999 (UNAUDITED)

                                                              MARKET
                                                              VALUE (000'S
                                                              OMITTED)

                                                              AS REPORTED                                           PRO FORMA
                                                              ------------------------------------

                                                               EQUITY FUNDS-      EQUITY TRUST-
NUMBER OF                                                      INTERNATIONAL      INTERNATIONAL                      INTERNATIONAL
SHARES/PRINCIPAL AMOUNT                                        FUND               TRUST            ADJUSTMENTS(a)    FUND
-------------------------
                         Investment in Portfolio               $        112,213   $       2,303    $      (114,516)  $        0

                         Investment in unaffiliated issuers
                         and non-controlled affiliated issuers



COMMON STOCKS (95.9%)

AUSTRALIA (1.5%)

              58,000     Commonwealth Bank
                         of Australia                                                              $           913   $         913
              53,000     National Australia
                         Bank                                                                                  802             802
                                                                                                   ----------------  --------------
                                                                                                             1,715           1,715
                                                                                                   ----------------  --------------

BELGIUM (1.4%)

              15,151     Mobistar SA                                                                           721             721
               8,060     Telinfo SA                                                                            919             919
                                                                                                   ----------------  --------------
                                                                                                             1,640           1,640
                                                                                                   ----------------  --------------


BERMUDA (0.6%)

          27,837     Global Crossing                                                                       720             720
                                                                                                    ---------------  --------------

CANADA (1.7%)

              43,000     BioChem Pharma                                                                      1,115           1,115



                                                                 25

              41,400     CGI Group                                                                             773             773
                                                                                                   ----------------  --------------
                                                                                                             1,888           1,888
                                                                                                   ----------------  --------------


DENMARK (2.3%)

              65,900     Navision Software                                                                   1,639           1,639
               8,100     Vestas Wind Systems                                                                 1,025           1,025
                                                                                                   ----------------  --------------
                                                                                                             2,664           2,664
                                                                                                   ----------------  --------------


FINLAND (5.5%)

              27,900     Nokia Corp. ADR                                                                     2,326           2,326
              89,500     Perlos Oyj                                                                          1,278           1,278
              19,800     Pohjola Group
                         Insurance, B
                         Shares                                                                                966             966
              50,000     Tietoenator Oyj                                                                     1,693           1,693
                                                                                                   ----------------  --------------
                                                                                                             6,263           6,263
                                                                                                   ----------------  --------------


FRANCE (6.0%)

              14,490     BNP                                                                                 1,110           1,110
               7,500     Cap Gemini                                                                          1,289           1,289
              30,000     Dassault Systemes
                         ADR                                                                                 1,132           1,132
              37,500     Sanofi-Synthelabo                                                                   1,563           1,563
              22,909     Vivendi                                                                             1,772           1,772
                                                                                                   ----------------  --------------
                                                                                                             6,866           6,866
                                                                                                    ---------------  --------------


GERMANY (2.0%)

              15,000     Mannesmann AG                                                                       2,304           2,304
                                                                                                   ----------------  --------------

HONG KONG (0.9%)

             365,000     VTech Holdings                                                                      1,015           1,015
                                                                                                   ----------------  --------------

IRELAND (2.3%)

              42,920     Allied Irish Banks
                         ADR                                                                                 1,110           1,110
             125,745     Bord Telecom
                         Eireann                                                                               573             573
              44,200     CRH PLC                                                                             1,003           1,003
                                                                                                   ----------------  --------------
                                                                                                             2,686           2,686
                                                                                                   ----------------  --------------

                                                                 26

ITALY (1.5%)

              50,000     ENI SpA                                                                               301             301
              93,023     Telecom Italia                                                                        533             533
             149,600     TIM SpA                                                                               872             872
                                                                                                   ----------------  --------------
                                                                                                             1,706           1,706
                                                                                                   ----------------  --------------


JAPAN (29.4%)

              10,800     Acom Co.                                                                            1,097           1,097
               8,200     Advantest Corp.                                                                     1,114           1,114
             120,000     Bank of Tokyo-
                         Mitsubishi                                                                          1,794           1,794
               8,500     Benesse Corp.                                                                       1,477           1,477
             101,000     Chugai
                         Pharmaceutical                                                                      1,118           1,118
              19,700     FamilyMart Co.                                                                      1,013           1,013
               6,000     Fancl Corp.                                                                         1,783           1,783
               2,300     Internet Initiative
                         Japan ADR                                                                             119             119
              77,000     Minebea Co.                                                                           930             930
              89,000     Mitsubishi Trust &
                         Banking                                                                               936             936
             125,000     NSK Ltd.                                                                              805             805
                 165     NTT Corp.                                                                           1,856           1,856
                 130     NTT Mobile
                         Communication
                         Network                                                                             2,154           2,154
              18,000     Seven-Eleven Japan                                                                  1,319           1,319
               9,700     Softbank Corp.                                                                      3,336           3,336
              12,800     Sony Corp.                                                                          1,660           1,660
             108,000     Sumitomo Bakelite                                                                   1,130           1,130
              75,000     Takeda Chemical
                         Industries                                                                          3,773           3,773
              60,000     Terumo Corp.                                                                        1,921           1,921
              31,900     THK Co.                                                                             1,047           1,047
                   3     Yahoo Japan                                                                         1,707           1,707
              36,000     Yamanouchi
                         Pharmaceutical                                                                      1,607           1,607
                                                                                                   ----------------  --------------
                                                                                                            33,696          33,696
                                                                                                   ----------------  --------------



                                                                 27

MALAYSIA (1.1%)

            215,820     Malaysia WEBS Index
                        Series                                                                               1,214           1,214
                                                                                                   ----------------  --------------

MEXICO (0.9%)

            122,500     Cemex SA, B Shares                                                                     542             542
             15,750     Fomento Economico
                        Mexicano ADR                                                                           521             521
                                                                                                   ----------------  --------------
                                                                                                             1,063           1,063
                                                                                                   ----------------  --------------
NETHERLANDS (4.5%)

             16,000     Aegon NV-New York                                                                   1,389           1,389
             28,748     Getronics NV                                                                        1,409           1,409
             50,000     Laurus NV                                                                           1,124           1,124
             50,000     Versatel Telecom
                        International                                                                         688             688
             14,000     VNU NV                                                                                538             538
                                                                                                  ----------------  --------------
                                                                                                            5,148           5,148
                                                                                                  ----------------  --------------


RUSSIA (0.6%)

             19,200     Global TeleSystems
                        Group                                                                                  620             620
                                                                                                  ----------------  --------------

SINGAPORE (7.4%)

            924,000     Datacraft Asia                                                                      3,567           3,567
            171,000     Natsteel
                        Electronics                                                                           853             853
            220,000     Overseas Union Bank                                                                 1,150           1,150
            150,000     United Overseas
                        Bank                                                                                1,114           1,114
             78,000     Venture
                        Manufacturing                                                                         746             746
            964,000     Wing Tai Holdings                                                                   1,036           1,036
                                                                                                  ----------------  --------------
                                                                                                            8,466           8,466
                                                                                                  ----------------  --------------


SOUTH KOREA (2.7%)

              30,150     Hyundai Securities                                                                    712             712
              85,550     Korea Data System                                                                   1,178           1,178
              66,000     Samsung Corp.                                                                       1,163           1,163
                                                                                                   ----------------  --------------
                                                                                                             3,053           3,053
                                                                                                   ----------------  --------------


SPAIN (2.5%)

            15,400     Banco Popular



                                                                 28

                       Espanol                                                                               1,130           1,130
            35,748     Telefonica SA   ADR                                                                   1,722           1,722
                                                                                                   ----------------  --------------
                                                                                                             2,852           2,852
                                                                                                   ----------------  --------------


SWEDEN (2.1%)

             106,900     Assa Ab  loy                                                                        1,129           1,129
              63,600     Skandia Forsakrings                                                                 1,298           1,298
                                                                                                   ----------------  --------------
                                                                                                             2,427           2,427
                                                                                                   ----------------  --------------


SWITZERLAND (2.1%)

                 387     Disetronic Holding                                                                  1,279           1,279
                 300     Kudelski SA                                                                         1,124           1,124
                                                                                                   ----------------  --------------
                                                                                                             2,403           2,403
                                                                                                   ----------------  --------------


UNITED KINGDOM (16.9%)

            159,400     Airtours PLC                                                                          1,109           1,109
             88,815     Alliance &
                        Leicester                                                                             1,215           1,215
             71,400     Barclays PLC                                                                          2,122           2,122
             63,028     BP Amoco                                                                              1,169           1,169
            130,200     British Telecom                                                                       1,994           1,994
             42,000     COLT Telecom Group                                                                      913             913
             33,600     Energis PLC                                                                             861             861
             30,500     Glaxo Wellcome                                                                          801             801
            120,000     Hays PLC                                                                              1,276           1,276
             40,000     Sage Group                                                                            1,744           1,744
            120,000     SEMA Group                                                                            1,303           1,303
             50,000     Serco Group                                                                           1,207           1,207
             57,770     Vodafone AirTouch                                                                     1,164           1,164
            266,000     WPP Group                                                                             2,486           2,486
                                                                                                   ----------------  --------------
                                                                                                             19,364          19,364
                                                                                                   ----------------  --------------

                        TOTAL COMMON STOCKS
                        (COST $74,914)                                                                    109,773         109,773
                                                                                                   ----------------  --------------

PREFERRED STOCKS (0.6%)

                270     Porsche AG, Germany
                        (COST $653)                                                                           681             681
                                                                                                   ----------------  --------------



                                                                 29

Principal Amount

-------------------------


REPURCHASE AGREEMENTS (3.4%)

         $3,920,000     State Street Bank
                        and Trust Co.
                        Repurchase
                        Agreement, 5.25%,
                        due 9/1/99, dated
                        8/31/99, Maturity
                        Value $3,920,572,
                        Collateralized by
                        $3,210,000 U.S.
                        Treasury Bonds,
                        8.875%,
                        due 8/15/17
                        (Collateral Value
                        $4,040,937)
                        (COST $3,920)                                                                       3,920           3,920
                                                                                                   ----------------  --------------




SHORT-TERM INVESTMENTS (4.2%)

         $4,873,994     N&B Securities
                        Lending Quality
                        Fund, LLC

                        (COST $4,874)                                                                       4,874           4,874
                                                                                                  ----------------  --------------

                        TOTAL INVESTMENTS

                        (104.1%) (COST

                        $84,361)                                                                         $119,248        $119,248
                                                                                                  ================  ==============


(a) The proposed reorganization contemplates the merger of the funds and the redemption in kind of the surviving fund's interest in the International
Portfolio. Because liabilities exceeded assets other than Investments at the Portfolio level, certain of the investments being transferred would have been liquidated.


MANHATTAN PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
AUGUST 31, 1999 (UNAUDITED)


                                                                MARKET VALUE
                                                                (000'S OMITTED)

                                                                AS REPORTED                                           PRO FORMA
                                                                -------------------------

                                                                EQUITY        EQUITY       EQUITY
NUMBER OF                                                       FUNDS-        TRUST-       ASSETS-
SHARES/PRINCIPAL AMOUNT                                         MANHATTAN     MANHATTAN    MANHATTAN
-----------------------                                         FUND          TRUST        ASSETS      ADJUSTMENTS(A) MANHATTAN FUND

                     Investment in Portfolio                    $ 565,838     $  45,305    $   1,717   $    (612,860)  $        0


                     Investment in unaffiliated issuers and
                     non-controlled affiliated issuers


COMMON STOCKS (93.3%)
BUSINESS SERVICES (4.1%)

             257,400 Avis Rent A Car                                                                   $        5,663    $  5,663
             148,800 Navigant Consulting                                                                        6,528       6,528
             206,500 USWeb Corp.                                                                                4,027       4,027
             202,150 Valassis Communications                                                                    8,844       8,844
                                                                                                       --------------    --------
                                                                                                               25,062      25,062
                                                                                                       --------------    --------


CAPITAL GOODS (1.4%)
             128,900 Waters Corp.                                                                               8,499       8,499
                                                                                                       --------------    --------

COMMUNICATIONS (9.2%)
             126,400 Comverse Technology                                                                        9,859       9,859
              95,700 E-Tek Dynamics                                                                             5,425       5,425
             315,100 Intermedia Communications                                                                  8,193       8,193
             111,900 JDS Uniphase                                                                              11,868      11,868
             245,400 Metromedia Fiber Network                                                                   7,224       7,224
              58,500 RSL Communications                                                                         1,196       1,196
              76,100 VoiceStream Wireless                                                                       3,139       3,139
             184,600 WinStar Communications                                                                     9,380       9,380
                                                                                                         ------------    --------
                                                                                                               56,284      56,284
                                                                                                         ------------     -------



                                                                 31

CONSUMER CYCLICALS (11.1%)
              80,000 Adelphia Communications                                                                    4,960       4,960
             212,495 AMFM Inc.                                                                                 10,465      10,465
             390,000 Cendant Corp.                                                                              6,996       6,996
             178,700 Fortune Brands                                                                             6,701       6,701
             132,400 Harley-Davidson                                                                            7,216       7,216
             106,000 Jones Intercable Class A                                                                   4,651       4,651
             138,900 NTL Inc.                                                                                  13,638      13,638
             237,450 SFX Entertainment                                                                          9,780       9,780
             156,700 Starwood Hotels & Resorts
                     Worldwide                                                                                  3,731       3,731
                                                                                                         -------------   --------
                                                                                                               68,138      68,138
                                                                                                         -------------   --------


CONSUMER STAPLES (0.9%)
             116,500 Estee Lauder                                                                               5,352       5,352
                                                                                                         ------------    --------

ELECTRICAL EQUIPMENT (9.7%)
             230,000 Altera Corp.                                                                               9,689       9,689
              27,700 Broadcom Corp.                                                                             3,566       3,566
              93,000 Conexant Systems                                                                           6,684       6,684
             102,600 Maxim Integrated Products                                                                  6,906       6,906
              98,300 Micron Technology                                                                          7,330       7,330
             126,600 PMC-Sierra                                                                                11,774      11,774
              81,000 Vitesse Semiconductor                                                                      5,508       5,508
             119,100 Xilinx Inc.                                                                                8,330       8,330
                                                                                                         ------------    --------
                                                                                                               59,787      59,787
                                                                                                         ------------    --------


ENERGY (3.9%)
             211,000 Coastal Corp.                                                                              9,139       9,139
             250,700 Enron Oil & Gas                                                                            5,985       5,985
             477,600 Union Pacific Resources Group                                                              8,567       8,567
                                                                                                         ------------    --------
                                                                                                               23,691      23,691
                                                                                                         ------------    --------
FINANCIAL SERVICES (4.9%)
             179,300 Capital One Financial                                                                      6,769       6,769
             118,600 Donaldson, Lufkin & Jenrette                                                               5,671       5,671
             171,900 E*TRADE Group                                                                              4,297       4,297
              95,600 Lehman Brothers Holdings                                                                   5,139       5,139
             105,500 Providian Financial                                                                        8,189       8,189
                                                                                                         ------------    --------
                                                                                                               30,065      30,065
                                                                                                         ------------    --------


                                                                 32

HARDWARE (5.5%)
             298,700 Adaptec, Inc.                                                                             11,649      11,649
             106,500 Network Appliance                                                                          6,996       6,996
             202,300 Sanmina Corp.                                                                             15,173      15,173
                                                                                                         ------------    --------
                                                                                                               33,818      33,818
                                                                                                         ------------    --------


HEALTH CARE (11.7%)
             185,400 Biogen, Inc.                                                                              14,229      14,229
              33,700 C. R. Bard                                                                                 1,571       1,571
             301,100 Elan Corp. ADR                                                                             9,654       9,654
             151,400 Immunex Corp.                                                                             10,191      10,191
              41,750 MedImmune, Inc.                                                                            4,308       4,308
              75,600 MiniMed Inc.                                                                               6,875       6,875
              80,700 PE Corp.-PE Biosystems Group                                                               5,553       5,553
              98,600 Sepracor Inc.                                                                              7,383       7,383
             201,900 The Laser Center                                                                           6,032       6,032
              78,500 Wellpoint Health Networks                                                                  5,721       5,721
                                                                                                         ------------    --------
                                                                                                               71,517      71,517
                                                                                                         ------------    --------


INTERNET (8.4%)
              47,200 BroadVision, Inc.                                                                          4,699       4,699
             284,000 CheckFree Holdings                                                                         8,307       8,307
              75,900 Digex, Inc.                                                                                2,524       2,524
              33,600 DoubleClick Inc.                                                                           3,356       3,356
              41,200 Exodus Communications                                                                      3,311       3,311
              22,800 Inktomi Corp.                                                                              2,585       2,585
             124,200 Intuit Inc.                                                                               11,124      11,124
             105,000 Lycos, Inc.                                                                                4,266       4,266
             130,200 PSINet Inc.                                                                                6,233       6,233
              79,300 Safeguard Scientifics                                                                      5,333       5,333
                                                                                                         ------------    --------
                                                                                                               51,738      51,738
                                                                                                         ------------    --------
RETAIL (11.9%)
             202,900 Abercrombie & Fitch                                                                        7,076       7,076
             176,100 Ann Taylor Stores                                                                          5,833       5,833
             180,700 Best Buy                                                                                  12,694      12,694
              75,100 Brinker International                                                                      1,803       1,803
             107,200 Circuit City Stores                                                                        4,610       4,610
             197,400 Furniture Brands                                                                           3,960       3,960
                     International
              68,800 Limited, Inc.                                                                              2,606       2,606
             197,500 Linens 'n Things                                                                           6,764       6,764
             324,600 Staples, Inc.                                                                              7,060       7,060
             136,000 Tandy Corp.                                                                                6,426       6,426
             486,200 TJX Cos.                                                                                  14,039      14,039
                                                                                                         ------------    --------
                                                                                                               72,871      72,871
                                                                                                         ------------    --------



                                                                 33

SOFTWARE (9.2%)
             317,400 Citrix Systems                                                                            18,092      18,092
             129,800 Gemstar International Group                                                                8,956       8,956
             330,000 Novell, Inc.                                                                               7,817       7,817
             145,300 Siebel Systems                                                                             9,980       9,980
             194,400 VERITAS Software                                                                          11,518      11,518
                                                                                                         ------------    --------
                                                                                                               56,363      56,363
                                                                                                         ------------    --------


UTILITIES (1.4%)
             280,400 Montana Power                                                                              8,675       8,675
                                                                                                         ------------    --------

                     TOTAL COMMON STOCKS (COST
                     $449,526)                                                                                571,860     571,860
                                                                                                         ------------    --------
Principal Amount
---------------------
U.S. GOVERNMENT AGENCY SECURITIES (0.4%)
          $2,750,000 Federal Home Loan Bank,
                     Discount Notes, 5.15%,
                     due 9/2/99  (COST $2,750)                                                                  2,750       2,750
                                                                                                        -------------    --------

REPURCHASE AGREEMENTS (2.0%)
          12,240,000 State Street Bank and Trust Co.
                     Repurchase Agreement, 5.25%,
                     due 9/1/99, dated 8/31/99,
                     Maturity Value $12,241,785,
                     Collateralized by $12,445,000
                     U.S. Treasury Notes, 5.875%,
                     due 6/30/00 (Collateral Value
                     $12,609,013)  (COST $12,240)                                                              12,240      12,240
                                                                                                        -------------   ---------

SHORT-TERM INVESTMENTS (22.2%)
          11,000,000 Ford Motor Credit Co., 5.14% &
                     5.20%, due 9/2/99 & 9/7/99                                                                10,996      10,996
           3,000,000 AT&T Corp., 5.18%, due 9/7/99                                                              2,998       2,998
           3,000,000 Emerson Electric Co., 5.30%,
                     due 9/10/99                                                                                2,996       2,996
         118,910,279 N&B Securities Lending
                     Quality Fund, LLC
                                                                                                              118,910     118,910
                                                                                                        -------------    --------


                                                                 34

                     TOTAL SHORT-TERM INVESTMENTS
                     (COST $135,900)                                                                          135,900     135,900
                                                                                                        -------------    --------

                     TOTAL INVESTMENTS (117.9%)
                     (COST $600,416)                                                                    $    722,750     $722,750
                                                                                                         -------------  -----------

(a) The proposed reorganization contemplates the merger of the funds and the redemption in kind of the surviving fund's interest in the Manhattan Portfolio. Because liabilities exceeded assets other than Investments at the Portfolio level, certain of the investments being transferred would have been liquidated.

MILLENNIUM PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
FEBRUARY 29, 2000 (UNAUDITED)


                                                     MARKET VALUE
                                                     (000'S OMITTED)

                                                     AS REPORTED                                             PRO FORMA
                                                     -----------------------------------

NUMBER OF                                                           EQUITY       EQUITY
SHARES/PRINCIPAL                                     EQUITY FUNDS-  TRUST-       ASSETS-
AMOUNT                                               MILLENNIUM     MILLENNIUM   MILLENNIUM
----------------------                               FUND           TRUST        ASSETS      ADJUSTMENTS(A)  MILLENNIUM FUND
                   Investment in Portfolio           $    326,493   $   16,116   $       66  $  (342,675)    $            0


                   Investment in unaffiliated issuers and non-controlled affiliated issuers


COMMON STOCKS (98.7%)
BUSINESS SERVICES (4.2%)

          154,700  Circle.com                                                                $    1,460      $        1,460
          217,500  Corinthian Colleges                                                            3,888               3,888
          109,350  Iron Mountain                                                                  3,335               3,335
          104,700  Luminant Worldwide                                                             2,565               2,565
           91,300  Official Payments                                                              3,276               3,276
              300  Onvia.com                                                                          6                   6
                                                                                            -----------      --------------
                                                                                                 14,530              14,530
                                                                                            -----------      --------------
BUSINESS SERVICES - GENERAL BUSINESS SERVICES (1.4%)

          608,500  Strategic Diagnostics                                                          4,830               4,830
                                                                                            -----------      --------------

BUSINESS SERVICES - IT BUSINESS SERVICES (0.7%)
          140,500  Hall, Kinion & Associates                                                      2,529               2,529
                                                                                            -----------      --------------

CONSUMER CYCLICAL - LEISURE & CONSUMER SERVICE (0.9%)
          147,100  Premier Parks                                                                  2,979               2,979
                                                                                            -----------      --------------

CONSUMER CYCLICAL - CONSUMER MEDIA (2.5%)
           92,300  Citadel Communications                                                         3,127               3,127
           51,400  Emmis Communications                                                           1,876               1,876
           29,800  Pegasus Communications                                                         3,695               3,695
                                                                                            -----------      --------------
                                                                                                  8,698               8,698
                                                                                            -----------      --------------


                                                                 36

ENERGY (3.5%)
           71,500  Hanover Compressor                                                             3,356               3,356
           66,900  Independent Energy Holdings ADR                                                3,349               3,349
          102,200  Maverick Tube                                                                  2,300               2,300
          127,800  Patterson Energy                                                               2,915               2,915
                                                                                            -----------      --------------
                                                                                                 11,920              11,920
                                                                                            -----------      --------------
FINANCIAL SERVICES (5.8%)
           82,800  Affiliated Managers Group                                                      3,255               3,255
           50,952  Digital Insight                                                                3,210               3,210
           79,650  eSPEED, Inc.                                                                   4,933               4,933
          165,400  Netzee, Inc.                                                                   4,238               4,238
          197,200  SierraCities.com                                                               4,166               4,166
                                                                                            -----------       -------------
                                                                                                 19,802              19,802
                                                                                            -----------       -------------
HARDWARE (0.9%)
           32,600  DII Group                                                                      3,152               3,152
                                                                                            -----------       -------------

HEALTH CARE (9.0%)
           14,000  Abgenix, Inc.                                                                  4,510               4,510
           61,200  Allscripts, Inc.                                                               4,223               4,223
           70,500  Anesta Corp.                                                                   1,569               1,569
           37,100  ArthroCare Corp.                                                               4,582               4,582
          120,700  ChromaVision Medical Systems                                                   2,482               2,482
           49,500  Enzon, Inc.                                                                    2,871               2,871
           12,800  Human Genome Sciences                                                          2,793               2,793
           95,100  INAMED Corp.                                                                   3,602               3,602
           51,900  Pharmacyclics, Inc.                                                            4,142               4,142
                                                                                            -----------       -------------
                                                                                                 30,774              30,774
                                                                                            -----------       -------------
INTERNET (9.5%)
           94,800  About.com                                                                      6,660               6,660
          301,800  Cybergold, Inc.                                                                6,036               6,036
           25,000  InterVU Inc.                                                                   3,698               3,698
          138,200  Lifeminders.com                                                                7,342               7,342
          120,200  Marketing Services Group                                                       3,185               3,185
          117,100  MyPoints.com                                                                   5,489               5,489
                                                                                            -----------       -------------
                                                                                                 32,410              32,410
                                                                                            -----------       -------------
RETAIL (3.6%)
           96,400  American Eagle Outfitters                                                      2,458               2,458
          152,300  Factory 2-U Stores                                                             3,693               3,693
          100,100  Insight Enterprises                                                            3,141               3,141
          210,400  Steven Madden                                                                  2,840               2,840
                                                                                            -----------       -------------
                                                                                                 12,132              12,132
                                                                                            -----------       -------------
SEMICONDUCTORS (6.5%)
           97,600  Asyst Technologies                                                             4,477               4,477
           20,400  Cree, Inc.                                                                     3,833               3,833
           95,200  Cypress Semiconductor                                                          4,343               4,343
           46,000  Elantec Semiconductor                                                          2,895               2,895
           60,900  Helix Technology                                                               4,332               4,332
           48,600  Zoran Corp.                                                                    2,479               2,479
                                                                                            -----------       -------------
                                                                                                 22,359              22,359
                                                                                            -----------       -------------


                                                                 37

SOFTWARE (9.0%)
           75,100  Active Software                                                                7,885               7,885
           74,100  Actuate Software                                                               4,622               4,622
          114,400  BindView Development                                                           3,861               3,861
           42,600  PC-Tel                                                                         2,897               2,897
           47,000  Project Software & Development                                                 3,639               3,639
           56,500  Radiant Systems                                                                2,889               2,889
           77,200  Visual Networks                                                                5,076               5,076
                                                                                            -----------       -------------
                                                                                                 30,869              30,869
                                                                                            -----------       -------------
TECHNOLOGY - HARDWARE (16.1%)
           71,800  AudioCodes Ltd.                                                                5,547               5,547
           65,500  Efficient Networks                                                            10,562              10,562
           20,000  Extended Systems                                                               2,035               2,035
           53,800  Mercury Computer Systems                                                       2,592               2,592
           42,000  Natural MicroSystems                                                           2,678               2,678
           84,300  Netopia, Inc.                                                                  7,271               7,271
           81,100  Osicom Technologies                                                           11,754              11,754
           61,200  SonicWALL, Inc.                                                                5,539               5,539
           34,000  Virata Corp.                                                                   5,015               5,015
           65,500  Westell Technologies                                                           2,243               2,243
                                                                                            -----------       -------------
                                                                                                 55,236              55,236
                                                                                            -----------       -------------
TECHNOLOGY - SEMICONDUCTOR (4.4%)
          270,800  Artisan Components                                                             6,872               6,872
          171,100  Integrated Device Technology                                                   6,309               6,309
           25,000  Kopin Corp.                                                                    1,853               1,853
                                                                                            -----------       -------------
                                                                                                 15,034              15,034
                                                                                            -----------       -------------
TECHNOLOGY - SOFTWARE (6.1%)
           27,100  Allaire Corp.                                                                  3,506               3,506
           83,300  IONA Technologies ADR                                                          7,060               7,060
           52,500  Netegrity, Inc.                                                                4,489               4,489
          137,800  SERENA Software                                                                5,813               5,813
                                                                                            -----------       -------------
                                                                                                 20,868              20,868
                                                                                            -----------       -------------
TELECOMMUNICATIONS (14.6%)
           47,200  AirGate PCS                                                                    4,626               4,626
           83,100  C-COR.net                                                                      3,716               3,716
          225,500  CAIS Internet                                                                  8,625               8,625
           45,300  Digex, Inc.                                                                    7,339               7,339
           41,500  Digital Island                                                                 4,819               4,819
           78,300  Eloquent, Inc.                                                                 2,633               2,633
          109,500  Network Plus                                                                   4,223               4,223
           30,100  Nextel Partners                                                                  963                 963
          137,700  Pinnacle Holdings                                                              8,055               8,055
            7,900  Teltrend Inc.                                                                    837                 837
           53,000  Time Warner Telecom                                                            4,081               4,081
                                                                                            -----------       -------------
                                                                                                 49,917              49,917
                                                                                            -----------       -------------
                   TOTAL COMMON STOCKS (COST                                                    338,039             338,039
                   $211,549)                                                                -----------       -------------




Principal Amount
------------------
REPURCHASE AGREEMENTS (2.9%)

$       9,906,000  State Street Bank and Trust Co. Repurchase
                   Agreement, 5.71%, due 3/1/00, dated 2/29/00,
                   Maturity Value $9,907,571, Collateralized by
                   $10,155,000 Fannie Mae, Notes, 6.40%, due
                   9/27/01 (Collateral Value $10,206,384)
                   (COST $9,906)                                                                  9,906               9,906
                                                                                            -----------       -------------


SHORT-TERM INVESTMENTS (12.6%)

       43,222,736  N&B Securities Lending Quality
                   Fund, LLC
                   (COST $43,223)                                                                43,223              43,223
                                                                                            -----------       -------------
                   TOTAL INVESTMENTS (114.2%) (COST $264,678)                                $  391,168       $     391,168
                                                                                            -----------       -------------

(a) The proposed reorganization contemplates the merger of the funds and the redemption in kind of the surviving fund's interest in the Millennium Portfolio. Because liabilities exceeded assets other than Investments at the Portfolio level, certain of the investments being transferred would have been liquidated.

PARTNERS PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
AUGUST 31, 1999 (UNAUDITED)

                                                                        MARKET
                                                                        VALUE
                                                                        (000'S
                                                                        OMITTED)

                                                                        AS
                                                                        REPORTED                                       PRO FORMA
                                                                        -------------------

                                                                        EQUITY      EQUITY    EQUITY
                                                                        FUNDS-      TRUST-    ASSETS-
                                                                        PARTNERS    PARTNERS  PARTNERS
NUMBER OF SHARES/PRINCIPAL AMOUNT                                       FUND        TRUST     ASSETS    ADJUSTMENTS(A) PARTNERS FUND
-----------------------------------

                              Investment in Portfolio                   $2,857,082  $849,259  $62,399   $ (3,768,740)  $           0

                              Investment in unaffiliated issuers and
                              non-controlled affiliated issuers




COMMON STOCKS (92.1%)
AEROSPACE (1.1%)

                      600,000 Raytheon Co. Class A                                                      $      40,275   $    40,275
                                                                                                        -------------   -----------

AIRLINES (1.9%)
                      330,900 AMR Corp.                                                                        19,399        19,399
                    1,280,000 Continental Airlines Class B                                                     52,240        52,240
                                                                                                        -------------   -----------
                                                                                                               71,639        71,639
                                                                                                        -------------   -----------


AUTOMOBILE MANUFACTURING (2.3%)
                    1,315,800 General Motors                                                                   87,007        87,007
                                                                                                        -------------   -----------

AUTO/TRUCK REPLACEMENT PARTS (1.3%)

                    1,180,000 Lear Corp.                                                                       47,421        47,421
                                                                                                        -------------   -----------

BANKING & FINANCIAL (11.3%)
                    1,305,000 Bank of America                                                                  78,953        78,953
                    1,945,000 Bank One                                                                         78,043        78,043
                    1,143,800 BankBoston Corp.                                                                 53,115        53,115
                    1,560,000 Chase Manhattan                                                                 130,553       130,553
                    1,337,000 Countrywide Credit                                                               42,951        42,951
                              Industries
                    1,140,000 Household International                                                          43,035        43,035
                                                                                                        -------------   -----------
                                                                                                              426,650       426,650
                                                                                                        -------------   -----------


                                                                 39

CHEMICALS (1.5%)
                      765,000 duPont                                                                           48,482        48,482
                      620,000 Lyondell Chemical                                                                 9,029         9,029
                                                                                                        -------------   -----------
                                                                                                               57,511        57,511
                                                                                                        -------------   -----------


COMMUNICATIONS (4.0%)
                      600,000 Bell Atlantic                                                                    36,750        36,750
                    1,520,000 MCI WorldCom                                                                    115,140       115,140
                                                                                                        -------------   -----------
                                                                                                              151,890       151,890
                                                                                                        -------------   -----------


DIVERSIFIED (1.8%)
                    1,658,500 Monsanto Co.                                                                     68,102        68,102
                                                                                                        -------------   -----------

ELECTRONICS (1.1%)
                      353,900 Emerson Electric                                                                 22,163        22,163
                      275,000 Teradyne, Inc.                                                                   18,717        18,717
                                                                                                        -------------   -----------
                                                                                                               40,880        40,880
                                                                                                        -------------   -----------


ENERGY (0.8%)
                    1,314,600 McDermott International                                                          29,661        29,661
                                                                                                        -------------   -----------

FINANCIAL SERVICES (3.0%)

                    1,070,000 Ceridian Corp.                                                                   29,960        29,960
                      330,000 Morgan Stanley Dean Witter                                                       28,318        28,318
                    1,240,000 SLM Holding                                                                      54,793        54,793
                                                                                                        -------------   -----------
                                                                                                              113,071       113,071
                                                                                                        -------------   -----------


FOOD & TOBACCO (3.4%)
                    1,040,000 Anheuser-Busch                                                                   80,080        80,080
                    1,209,500 Nabisco Holdings                                                                 47,549        47,549
                                                                                                        -------------   -----------
                                                                                                              127,629       127,629
                                                                                                        -------------   -----------



                                                                 40

FOOD PRODUCTS (1.7%)
                      526,100 ConAgra, Inc.                                                                    12,889        12,889
                    1,195,800 Diageo PLC ADR                                                                   49,551        49,551
                                                                                                        -------------   -----------
                                                                                                               62,440        62,440
                                                                                                        -------------   -----------


GAS (1.7%)
                    1,347,400 Praxair, Inc.                                                                    63,328        63,328
                                                                                                        -------------   -----------

HEALTH CARE (12.9%)
                      475,000 ALZA Corp.                                                                       23,928        23,928
                    1,579,500 American Home Products                                                           65,549        65,549
                      870,000 Baxter International                                                             58,345        58,345
                    1,602,100 Becton, Dickinson & Co.                                                          45,059        45,059
                    1,230,000 Centocor, Inc.                                                                   73,646        73,646
                    1,498,800 CIGNA Corp.                                                                     134,611       134,611
                      669,800 Merck & Co.                                                                      45,002        45,002
                      540,000 Wellpoint Health Networks                                                        39,353        39,353
                                                                                                        -------------   -----------
                                                                                                              485,493       485,493
                                                                                                        -------------   -----------


INDUSTRIAL GOODS & SERVICES (2.9%)
                      845,800 Fort James                                                                       27,277        27,277
                    1,055,700 General Dynamics                                                                 66,509        66,509
                      637,300 Owens-Illinois                                                                   15,773        15,773
                                                                                                        -------------   -----------
                                                                                                              109,559       109,559
                                                                                                        -------------   -----------


INSURANCE (2.8%)
                    1,599,200 Ace, Ltd.                                                                        34,283        34,283
                      370,000 American International Group                                                     34,294        34,294
                      743,494 XL Capital                                                                       37,407        37,407
                                                                                                        -------------   -----------
                                                                                                              105,984       105,984
                                                                                                        -------------   -----------


OIL & GAS (6.5%)
                      304,000 Chevron Corp.                                                                    28,044        28,044
                      840,000 Texaco Inc.                                                                      53,340        53,340
                    2,042,200 Tosco Corp.                                                                      52,076        52,076
                    1,400,200 Transocean Offshore                                                              47,607        47,607
                    2,077,500 USX-Marathon Group                                                               64,662        64,662
                                                                                                        -------------   -----------
                                                                                                              245,729       245,729
                                                                                                        -------------   -----------



                                                                 41

RAILROADS (1.1%)
                    1,461,800 Burlington Northern Santa Fe                                                     42,392        42,392
                                                                                                        -------------   -----------

RETAILING (3.4%)
                    1,620,000 Consolidated Stores                                                              26,123        26,123
                      990,300 Harcourt General                                                                 43,388        43,388
                      243,100 Office Depot                                                                      2,537         2,537
                    3,052,600 Rite Aid                                                                         56,473        56,473
                                                                                                        -------------   -----------
                                                                                                              128,521       128,521
                                                                                                        -------------   -----------
STEEL (0.9%)
                    1,639,400 AK Steel Holding                                                                 34,427        34,427
                                                                                                        -------------   -----------

TECHNOLOGY (18.1%)

                    2,427,500 Cadence Design Systems                                                           33,075        33,075
                      861,300 Compaq Computer                                                                  19,971        19,971
                    1,940,000 Computer Associates                                                             109,610       109,610
                    1,592,400 General Motors Class H                                                           82,009        82,009
                      440,000 Hewlett-Packard                                                                  46,365        46,365
                      680,000 IBM                                                                              84,702        84,702
                    1,840,000 L.M. Ericsson Telephone, B
                              Shares ADR                                                                       59,915        59,915
                    1,592,600 Nortel Networks                                                                  65,396        65,396
                    2,865,000 Parametric Technology                                                            40,110        40,110
                      537,000 Texas Instruments                                                                44,068        44,068
                    2,038,900 Xerox Corp.                                                                      97,357        97,357
                                                                                                        -------------   -----------
                                                                                                              682,578       682,578
                                                                                                        -------------   -----------

TELECOMMUNICATIONS (2.4%)
                    1,540,000 AT&T Corp.- Liberty Media Group
                              Class A                                                                          49,280        49,280
                      600,000 GTE Corp.                                                                        41,175        41,175
                                                                                                        -------------   -----------
                                                                                                               90,455        90,455
                                                                                                        -------------   -----------

UTILITIES (3.3%)

                    2,130,000 The Williams Cos.                                                                87,863        87,863
                      952,400 Unicom Corp.                                                                     36,786        36,786
                                                                                                        -------------   -----------
                                                                                                              124,649       124,649
                                                                                                         -------------  ------------

WASTE MANAGEMENT (0.9%)

                    2,598,200 Allied Waste Industries                                                          33,127        33,127
                                                                                                        -------------   -----------



                                                                 42

                              TOTAL COMMON STOCKS
                              (COST $3,107,009)                                                             3,470,418     3,470,418
                                                                                                        -------------   -----------

PREFERRED STOCKS (2.2%)
                    3,123,800 News Corp. ADR  (COST $86,104)                                                   82,586        82,586
                                                                                                         -------------  ------------


Principal
Amount
------------------------------
REPURCHASE AGREEMENTS (1.7%)

$                  50,000,000 State Street Bank and Trust
                              Co.
                              Repurchase Agreement, 5.25%,
                              due 9/1/99, dated 8/31/99,
                              Maturity Value $50,007,292,
                              Collateralized by
                              $40,915,000
                              U.S. Treasury Bonds, 8.875%,
                              due 8/15/17 (Collateral
                              Value
                              $51,506,216)                                                                     50,000        50,000
                   13,300,000 State Street Bank and Trust
                              Co.
                              Repurchase Agreement, 5.25%,
                              due 9/1/99, dated 8/31/99,
                              Maturity Value $13,301,940,
                              Collateralized by
                              $13,635,000
                              U.S. Treasury Notes, 5.875%,
                              due 2/15/00 (Collateral
                              Value
                              $13,703,911)                                                                     13,300        13,300
                                                                                                        -------------   -----------

                              TOTAL REPURCHASE AGREEMENTS
                              (COST $63,300)                                                                   63,300        63,300
                                                                                                        -------------   -----------

SHORT-TERM INVESTMENTS (6.9%)
                   50,000,000 Ford Motor Credit Co.,
                              5.21%, due 9/2/99                                                                49,993        49,993
                   20,200,000 Novartis Finance Corp.,
                              5.27%, due 9/7/99                                                                20,182        20,182
                   50,000,000 American Express Credit
                              Corp., 5.31%, due 9/8/99                                                         49,948        49,948
                  139,642,039 N&B Securities Lending
                              Quality Fund, LLC                                                               139,642       139,642
                                                                                                        -------------   -----------

                              TOTAL SHORT-TERM INVESTMENTS
                              (COST $259,765)                                                                 259,765       259,765
                                                                                                        -------------   -----------

                                                                 43


                              TOTAL INVESTMENTS (102.9%)
                              (COST $3,516,178)                                                         $  3,876,069    $ 3,876,069
                                                                                                        ============    ===========

(a) The proposed reorganization contemplates the merger of the funds and the redemption in kind of the surviving fund's interest in the Partners Portfolio.

REGENCY PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
AUGUST 31, 1999 (UNAUDITED)

                                                                  MARKET
                                                                  VALUE
                                                                  (000'S
                                                                  OMITTED)


                                                                  REPORTED                           PRO FORMA
                                                                  -------------------

NUMBER OF                                                         EQUITY     EQUITY
SHARES/PRINCIPAL                                                  FUNDS-     TRUST-
AMOUNT                                                            REGENCY    REGENCY
------------------                                                FUND       TRUST      ADJUSTMENTS(A)  REGENCY FUND

                Investment in Portfolio                           $  7,923   $   353    $      (8,276)  $          0


                Investment in unaffiliated issuers and
                non-controlled affiliated issuers


COMMON STOCKS (87.0%)

AIRLINES (1.3%)
          2,700 Continental Airlines Class B                                            $          110  $        110
                                                                                        --------------  -------------

AUTOMOTIVE (2.6%)
          3,700 Lear Corp.                                                                         149            149
          1,400 Navistar International                                                              68             68
                                                                                        --------------  -------------
                                                                                                   217            217
                                                                                        --------------  -------------

BANKING & FINANCIAL (5.6%)
          4,800 BankBoston Corp.                                                                  223            223
          1,900 Countrywide Credit Industries                                                      61             61
          8,600 IndyMac Mortgage Holdings                                                         115            115
          2,600 Valley National Bancorp                                                            68             68
                                                                                        --------------  ------------
                                                                                                  467            467
                                                                                        --------------  ------------

CHEMICALS (1.1%)
          6,400 Lyondell Chemical                                                                  93             93
                                                                                        --------------  ------------

                                                                 45

CONSUMER CYCLICALS (1.7%)
          1,800 Lexmark International Group                                                       142            142
                                                                                        --------------  ------------

CONSUMER PRODUCTS & SERVICES (1.5%)
          7,400 American National Can Group                                                       121            121
                                                                                        --------------  ------------

ELECTRICAL & ELECTRONICS (1.1%)
          6,200 Niagara Mohawk Holdings                                                            94             94
                                                                                        --------------  ------------

ENERGY (2.7%)
          3,500 Coastal Corp.                                                                     152            152
          3,300 McDermott International                                                            74             74
                                                                                        --------------  ------------
                                                                                                  226            226
                                                                                        --------------  ------------

ENTERTAINMENT (1.0%)
          6,500 Mirage Resorts                                                                     85             85
                                                                                        --------------  ------------

FINANCIAL SERVICES (10.7%)
          1,600 Ambac Financial Group                                                              85             85
          4,700 Bear Stearns                                                                      196            196
          5,500 Ceridian Corp.                                                                    154            154
          4,200 Dun & Bradstreet                                                                  110            110
          2,900 FINOVA Group                                                                      110            110
          1,600 Kansas City Southern Industries                                                    74             74
          3,600 SLM Holding                                                                       159            159
                                                                                        --------------  ------------
                                                                                                  888            888
                                                                                        --------------  ------------

GAS (1.8%)
          3,200 Praxair, Inc.                                                                     150            150
                                                                                        --------------  ------------

HEALTH CARE (3.4%)
          4,900 Becton, Dickinson & Co.                                                           138            138
          2,000 Wellpoint Health Networks                                                         146            146
                                                                                        --------------  ------------
                                                                                                  284            284
                                                                                        --------------  ------------

INDUSTRIAL GOODS & SERVICES (8.1%)
          4,200 Fort James                                                                        135            135
          3,300 General Dynamics                                                                  208            208
          1,000 Reynolds Metals                                                                    63             63
          4,500 Sherwin-Williams                                                                  110            110
          6,200 UCAR International                                                                151            151
                                                                                         --------------  -----------
                                                                                                  667            667
                                                                                         --------------  -----------

INSURANCE (3.2%)
          6,300 Ace, Ltd.                                                                         135            135
            700 CIGNA Corp.                                                                        63             63
          1,700 Cincinnati Financial                                                               67             67
                                                                                        --------------  ------------
                                                                                                  265            265
                                                                                        --------------  ------------


                                                                 46

MACHINERY & EQUIPMENT (2.7%)
          1,300 Grainger, Inc.                                                                     57             57
          2,000 SPX Corp.                                                                         169            169
                                                                                        --------------  ------------
                                                                                                  226            226
                                                                                        --------------  ------------

MEDIA (0.7%)
          1,200 E.W. Scripps                                                                       58             58
                                                                                        --------------  ------------

OIL & GAS (7.3%)
          3,000 Apache Corp.                                                                      136            136
          3,600 Noble Drilling                                                                     89             89
          4,400 Tosco Corp.                                                                       112            112
          3,000 Transocean Offshore                                                               102            102
          5,200 USX-Marathon Group                                                                162            162
                                                                                        --------------  ------------
                                                                                                  601            601
                                                                                        --------------  ------------

RAILROADS (1.4%)
          3,900 Burlington Northern Santa Fe                                                      113            113
                                                                                        --------------  ------------

RETAILING (8.1%)
          5,700 Consolidated Stores                                                                92             92
         22,800 Food Lion Class A                                                                 180            180
          2,200 Harcourt General                                                                   96             96
          6,100 Rite Aid                                                                          113            113
          9,800 W.R. Grace                                                                        188            188
                                                                                        --------------  ------------
                                                                                                  669            669
                                                                                        --------------  ------------

STEEL (0.9%)
          3,600 AK Steel Holding                                                                   76             76
                                                                                        --------------  ------------

TECHNOLOGY (9.7%)
          9,900 Cadence Design Systems                                                            135             135
          9,800 Comdisco, Inc.                                                                    206             206
          1,000 Computer Associates                                                                57              57
          5,900 Engelhard Corp.                                                                   118             118
          3,100 General Motors Class H                                                            160             160
          8,800 Parametric Technology                                                             123             123
                                                                                        --------------  ------------
                                                                                                  799            799
                                                                                        --------------  ------------

TELECOMMUNICATIONS (4.2%)
          7,700 A.H. Belo                                                                         146            146
          5,600 American Tower                                                                    127            127
          2,300 AT&T Corp.- Liberty Media Group
                Class A                                                                            74             74
                                                                                        --------------  ------------
                                                                                                  347            347
                                                                                        --------------  ------------


                                                                 47

TRANSPORTATION (2.1%)
          3,500 Galileo International                                                             170            170
                                                                                        --------------  ------------

UTILITIES (2.2%)
          4,300 The Williams Cos.                                                                 177            177
                                                                                        --------------  ------------

WASTE MANAGEMENT (1.9%)
         12,000 Allied Waste Industries                                                           153            153
                                                                                        --------------  ------------

                TOTAL COMMON STOCKS (COST $7,700)                                               7,198          7,198
                                                                                        --------------  ------------

PREFERRED STOCKS (1.2%)
          3,800 News Corp. ADR  (COST $116)                                                       100            100
                                                                                        --------------  ------------


Principal Amount
-------------------
U.S. GOVERNMENT AGENCY SECURITIES (4.5%)
$       200,000 Federal Home Loan Bank, Discount

                Notes, 5.40%, due 9/1/99                                                          200            200
        175,000 Federal Farm Credit Bank, Discount
                Notes, 5.09%, due 9/2/99                                                          175            175
                                                                                        --------------  ------------

                TOTAL U.S. GOVERNMENT AGENCY
                SECURITIES (COST $375)                                                            375            375
                                                                                        --------------  ------------


REPURCHASE AGREEMENTS (4.5%) 370,000 State Street Bank and Trust Co.
                Repurchase Agreement, 5.25%,
                due 9/1/99, dated 8/31/99,
                Maturity Value $370,054,
                Collateralized by $350,000 U.S.
                Treasury Bonds, 7.25%,
                due 8/15/22 (Collateral Value
                $382,375) (COST $370)                                                             370            370
                                                                                        --------------  ------------



                                                                 48

SHORT-TERM INVESTMENTS (0.6%)
         50,488 N&B Securities Lending Quality
                Fund, LLC  (COST $50)                                                              50             50
                                                                                        --------------  ------------

                TOTAL INVESTMENTS (97.8%) (COST $8,611)                                 $       8,093   $      8,093
                                                                                        ============    ============

(a) The proposed reorganization contemplates the merger of the funds and the redemption in kind of the surviving fund's interest in the Regency Portfolio.

SOCIALLY RESPONSIVE PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
AUGUST 31, 1999 (UNAUDITED)


                                               MARKET
                                               VALUE (000'S
                                               OMITTED)

                                               AS REPORTED                                                              PRO FORMA
                                               -----------------------------------------------------

                                               EQUITY       TRUST-        EQUITY
NUMBER OF                                      FUNDS-       NYCDC         ASSETS-      EQUITY SERIES-                   SOCIALLY
SHARES/PRINCIPAL                               SOCIALLY     SOCIALLY      SOCIALLY     SOCIALLY                         RESPONSIVE
AMOUNT                                         RESPONSIVE   RESPONSIVE    RESPONSIVE   RESPONSIVE                       FUND
--------------------                           FUND         TRUST         TRUST        ASSETS         ADJUSTMENTS(A)

                  Investment in Portfolio      $  118,614   $  253,115    $  25,267    $       117    $    (397,113)    $        0

                  Investment in unaffiliated
                  issuers and non-controlled
                  affiliated issuers

COMMON STOCKS (93.9%)
ADVERTISING (2.7%)
            330,000 True North Communications                                                         $       10,869    $   10,869
                                                                                                      --------------    ----------

AUTOMOTIVE (1.6%)
            137,200 Borg-Warner Automotive                                                                     6,500         6,500
                                                                                                      --------------    ----------

CHEMICALS (1.3%)
            100,000 Minerals Technologies                                                                      4,950         4,950
                                                                                                      --------------    ----------

CONSUMER GOODS & SERVICES (2.2%)
            150,000 Kimberly-Clark                                                                             8,541         8,541
                                                                                                      --------------    ----------

DIVERSIFIED (3.1%)
            120,000 Tyco International                                                                        12,157        12,157
                                                                                                      --------------    ----------

ENERGY (2.3%)
            100,000 Chevron Corp.                                                                              9,225         9,225
                                                                                                      --------------    ----------

ENTERTAINMENT (2.0%)
            350,000 Fox Entertainment Group                                                                    8,072         8,072
                                                                                                      --------------    ----------


                                                                 50

FINANCIAL SERVICES (9.8%)
            150,000 Ambac Financial Group                                                                      7,922         7,922
            276,750 Citigroup Inc.                                                                            12,298        12,298
            275,000 Conseco, Inc.                                                                              6,600         6,600
            200,000 Dun & Bradstreet                                                                           5,238         5,238
            100,000 Fannie Mae                                                                                 6,212         6,212
              9,300 Goldman Sachs                                                                                556           556
                                                                                                      --------------    ----------
                                                                                                              38,826        38,826
                                                                                                      --------------    ----------

FURNISHINGS (2.2%)
            400,000 Leggett & Platt                                                                            8,850         8,850
                                                                                                      --------------    ----------

HEALTH CARE (15.8%)
            220,000 ALZA Corp.                                                                                11,082        11,082
            170,000 Biogen, Inc.                                                                              13,047        13,047
            260,000 Invacare Corp.                                                                             4,859         4,859
             90,000 Johnson & Johnson                                                                          9,203         9,203
            220,000 McKesson HBOC                                                                              6,848         6,848
            135,000 Warner-Lambert                                                                             8,944         8,944
            118,000 Wellpoint Health Networks                                                                  8,599         8,599
                                                                                                      --------------    ----------
                                                                                                              62,582        62,582
                                                                                                      --------------    ----------

HOSPITAL SUPPLIES (2.4%)
            200,000 C. R. Bard                                                                                 9,325      9,325
                                                                                                         ------------ ----------

INSURANCE (3.7%)
            380,000 ESG Re                                                                                     5,130         5,130
            210,000 ReliaStar Financial                                                                        9,463         9,463
                                                                                                      --------------    ----------
                                                                                                              14,593        14,593
                                                                                                      --------------    ----------

OIL & GAS (4.3%)
            220,000 Anadarko Petroleum                                                                         7,480         7,480
            230,000 Cooper Cameron                                                                             9,574         9,574
                                                                                                      --------------    ----------
                                                                                                              17,054        17,054
                                                                                                      --------------    ----------

PAPER & FOREST PRODUCTS (2.2%)
            238,000 Mead Corp.                                                                                 8,880         8,880
                                                                                                      --------------    ----------

PUBLISHING & BROADCASTING (2.5%)
            225,000 Valassis Communications                                                                    9,844         9,844
                                                                                                      --------------    ----------

RECYCLING (0.7%)
            187,500 IMCO Recycling                                                                             2,941         2,941
                                                                                                      --------------    ----------

RETAIL GROCERY (1.7%)
            140,000 Albertson's Inc.                                                                           6,711         6,711
                                                                                                      --------------    ----------


                                                                 51

RETAIL STORES (6.1%)
            250,000 Circuit City Stores                                                                       10,750        10,750
            120,000 Dayton Hudson                                                                              6,960         6,960
            145,000 Federated Department Stores                                                                6,670         6,670
                                                                                                      --------------    ----------
                                                                                                              24,380        24,380
                                                                                                      --------------    ----------

RETAILING (2.0%)
            179,000 Wal-Mart Stores                                                                            7,932         7,932
                                                                                                      --------------    ----------

TECHNOLOGY (17.9%)
            374,000 Compaq Computer                                                                            8,672         8,672
            150,000 Electronic Data Systems                                                                    8,419         8,419
            120,000 Hewlett-Packard                                                                           12,645        12,645
            160,000 Intel Corp.                                                                               13,150        13,150
            400,000 Quantum Corp. - DLT & Storage
                    Systems                                                                                    7,325         7,325
            200,000 Quantum Corp. - Hard Disk Drive                                                            1,425         1,425
            300,000 Unisys Corp.                                                                              12,900        12,900
            140,000 Xerox Corp.                                                                                6,685         6,685
                                                                                                      --------------    ----------
                                                                                                              71,221        71,221
                                                                                                      --------------    ----------

TELECOMMUNICATIONS (3.7%)
            150,000 MCI WorldCom                                                                              11,363        11,363
            503,200 Metromedia International Group                                                             3,176         3,176
                                                                                                      --------------    ----------
                                                                                                              14,539        14,539
                                                                                                      --------------    ----------

TRANSPORTATION (2.1%)
            140,000 AMR Corp.                                                                                  8,208         8,208
                                                                                                      --------------    ----------

WASTE MANAGEMENT (1.6%)
            350,000 Azurix Corp.                                                                               6,497         6,497
                                                                                                      --------------    ----------

                    TOTAL COMMON STOCKS (COST
                    $274,738)                                                                                372,697       372,697
                                                                                                      --------------    ----------


Principal
Amount
--------------------
U.S. GOVERNMENT AGENCY SECURITIES (2.3%)
         $4,000,000 Fannie Mae, Discount Notes,
                    5.15%, due 9/3/99                                                                          3,999         3,999
          5,000,000 Freddie Mac, Discount Notes,
                    5.18% & 5.23%, due 9/9/99 &
                    9/10/1999                                                                                  4,994         4,994
                                                                                                      --------------    ----------


                                                                 52

                    TOTAL U.S. GOVERNMENT AGENCY
                    SECURITIES (COST $8,993)                                                                   8,993         8,993
                                                                                                      --------------    ----------

REPURCHASE AGREEMENTS (2.1%)
          8,370,000 State Street Bank and Trust Co.
                    Repurchase Agreement, 5.25%,
                    due 9/1/99, dated 8/31/99,
                    Maturity Value $8,371,221,
                    Collateralized by $8,495,000
                    U.S. Treasury Notes, 5.625%,
                    due 5/15/01 (Collateral Value
                    $8,621,966)  (COST $8,370)                                                                 8,370         8,370
                                                                                                      --------------    ----------

SHORT-TERM INVESTMENTS (0.6%)
            100,000 Community Capital Bank, 4.05%,
                    due 9/29/99                                                                                  100           100
            100,000 Self Help Credit Union, 4.71%,
                    due 11/24/99                                                                                 100           100
          2,340,353 N&B Securities Lending Quality
                    Fund, LLC                                                                                  2,340         2,340
                                                                                                      --------------    ----------
                    TOTAL SHORT-TERM INVESTMENTS
                    (COST $2,540)                                                                              2,540         2,540
                                                                                                      --------------    ----------

                    TOTAL INVESTMENTS (98.9%) (COST
                    $294,641)                                                                         $      392,600    $  392,600
                                                                                                      ==============    ==========



(a) The proposed reorganization  contemplates the merger of the funds and the redemption in kind of the surviving fund's interest in the Socially Responsive Portfolio.


TECHNOLOGY PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

                                                                  MARKET VALUE
                                                                  (000'S OMITTED)

                                                                  AS REPORTED                                       PRO FORMA
                                                                  ---------------------------------

NUMBER OF                                                         EQUITY FUNDS-      EQUITY TRUST-
SHARES/PRINCIPAL                                                  TECHNOLOGY         TECHNOLOGY
AMOUNT                                                            FUND               TRUST         ADJUSTMENTS (A)  TECHNOLOGY FUND
----------------------

                           Investment in Portfolio                $    16,040        $     2,112   $      (18,152)  $             0

                           Investment in unaffiliated issuers
                           and non-controlled affiliated issuers


COMMON STOCKS (89.6%)
COMMUNICATIONS (16.3%)
               1,200       Brocade Communications                                                  $           220  $           220
               5,200       Cisco Systems                                                                       330              330
               5,900       Comverse Technology                                                                 549              549
               2,000       E-Tek Dynamics                                                                      528              528
               3,700       Efficient Networks                                                                  272              272
               4,100       Nextel Communications                                                               251              251
               8,200       Nokia Corp.                                                                         409              409
               2,200       Redback Networks                                                                    392              392
                                                                                                   ---------------  ---------------
                                                                                                             2,951            2,951
                                                                                                   ---------------  ---------------

CONSUMER STAPLES (2.3%)
               6,500       TV Guide                                                                            223              223
               2,600       Time Warner                                                                         197              197
                                                                                                   ---------------  ---------------
                                                                                                               420              420
                                                                                                   ---------------  ---------------

ELECTRICAL EQUIPMENT (13.2%)
               6,200       Analog Devices                                                                      471              471
               1,500       Applied Materials                                                                   136              136
               2,300       Broadcom Corp.                                                                      503              503
               2,700       Conexant Systems                                                                    131              131
                 800       Cree, Inc.                                                                          107              107
               1,300       Globespan                                                                           159              159
               3,600       Intersil Holding Corp. Class A                                                      195              195
               4,400       KLA-Tencor                                                                          258              258
               2,500       PMC-Sierra                                                                          444              444
                                                                                                   ---------------  ---------------
                                                                                                             2,404            2,404
                                                                                                   ---------------  ---------------



                                                                 54

HARDWARE (8.1%)

               5,300       Flextronics International                                                           364              364
               3,400       EMC Corp.                                                                           262              262
               4,200       Network Appliance                                                                   338              338
               2,600       QLogic Corp.                                                                        172              172
               3,700       Sun Microsystems                                                                    336              336
                                                                                                   ---------------  ---------------
                                                                                                             1,472            1,472
                                                                                                   ---------------  ---------------

HEALTH CARE (10.0%)
               4,900       Amgen Inc.                                                                          344              344
                 500       Charles River Laboratories                                                           11               11
               1,900       Human Genome Sciences                                                               253              253
               6,800       Immunex Corp.                                                                       336              336
               4,900       MedImmune, Inc.                                                                     363              363
               1,600       MiniMed Inc.                                                                        189              189
               4,900       PE Corp.                                                                            323              323
                                                                                                   ---------------  ---------------
                                                                                                             1,819            1,819
                                                                                                   ---------------  ---------------

INTERNET (11.2%)
               2,800       Digex, Inc.                                                                         190              190
               3,200       Ebay Inc.                                                                           174              174
               6,700       Intuit Inc.                                                                         277              277
               3,100       Phone.com                                                                           202              202
               4,000       Portal Software                                                                     255              255
               3,400       VeriSign, Inc.                                                                      600              600
               6,300       Vignette Corp.                                                                      328              328
                                                                                                   ---------------  ---------------
                                                                                                             2,026            2,026
                                                                                                   ---------------  ---------------

SEMICONDUCTORS (0.6%)
               3,300       Asyst Technologies                                                                  113              113
                                                                                                   ---------------  ---------------

SOFTWARE (17.7%)
               2,600       Active Software                                                                     202              202
              10,000       Bea Systems                                                                         494              494
               2,700       Micromuse Inc.                                                                      447              447
               6,300       Oracle Corp.                                                                        530              530
              10,900       Peregrine Systems                                                                   378              378
               5,100       Rational Software                                                                   474              474
               1,700       Siebel Systems                                                                      278              278
               3,700       VERITAS Software                                                                    418              418
                                                                                                   ---------------  ---------------
                                                                                                             3,221            3,221
                                                                                                   ---------------  ---------------


                                                                 55

TECHNOLOGY (0.7%)
               2,400       LSI Logic                                                                           130              130
                                                                                                   ---------------  ---------------

TECHNOLOGY- HARDWARE (2.9%)
               3,800       Netopia, Inc.                                                                       153              153
               2,800       SonicWALL, Inc.                                                                     247              247
               2,100       Virata Corp.                                                                        125              125
                                                                                                   ---------------   --------------
                                                                                                               525              525
                                                                                                   ---------------   --------------

TECHNOLOGY- SOFTWARE (1.1%)
               2,600       Netegrity, Inc.                                                                     196              196
                                                                                                   ---------------   --------------

TELECOMMUNICATIONS (5.5%)
               4,700       Metromedia Fiber Network                                                            187              187
               7,000       Nortel Networks                                                                     478              478
               1,500       VoiceStream Wireless                                                                174              174
               4,600       WinStar Communications                                                              156              156
                                                                                                   ---------------   --------------
                                                                                                               995              995
                                                                                                   ---------------   --------------

                           TOTAL COMMON STOCKS (COST $14,646)                                               16,272           16,272
                                                                                                   ---------------   --------------


Principal Amount
---------------------
REPURCHASE AGREEMENTS (3.3%)
       $     598,000       State Street Bank and Trust Co. Repurchase Agreement,
                           6.65%, due 7/3/00, dated 6/30/00, Maturity Value $598,331,
                           Collateralized by $610,000 Fannie Mae, Notes, 6.40%,
                           due 9/27/01 (Collateral Value $616,863) (COST $598)                                 598              598
                                                                                                   ---------------   --------------
SHORT-TERM INVESTMENTS (6.9%)
           1,250,000       Freddie Mac, Discount Notes, 6.57%,
                           due 7/3/00 (COST $1,249)                                                          1,249            1,250
                                                                                                   ---------------   --------------

                           TOTAL INVESTMENTS (99.8%)                                               $        18,119   $       18,120
                                                                                                   ===============   ==============


(a) The proposed reorganization contemplates the merger of the funds and the redemption in kind of the surviving fund's interest in the Technology Portfolio.

Cash Reserves Portfolio
Pro Forma Combining Schedule of Investments
October 31, 1999 (unaudited)



                                                                           Value
                                                                           (000's
                                                                           omitted)

                                                                           As
                                                                           Reported                        Pro Forma
                                                                          ----------

                                                                           Income
                                                                           Funds-
Principal Amount                                                           Cash
(000's omitted)                                                            Reserves        Adjustments (a) Cash Reserves
------------------
                 Investment in Portfolio                                   $1,105,633          $(1,105,633)    $0

                 Investment in unaffiliated issuers and
                 non-controlled affiliated issuers
                                                                        Rating
                                                                   Moody's    S&P
                  U.S. TREASURY SECURITIES (1.8%)
$           5,000 U.S. Treasury Bills, 4.335%,
                 due 11/12/99                                        TSY      TSY              $     4,994     $     4,994
           15,000 U.S. Treasury Notes, 5.50%,
                 due 2/29/00                                         TSY      TSY                   15,014          15,014
                                                                                           ------------------ -------------

                 TOTAL U.S. TREASURY SECURITIES                                                     20,008          20,008
                                                                                           ------------------ -------------

                 U.S. GOVERNMENT AGENCY
                 SECURITIES (12.0%)
          113,795 Freddie Mac, Discount Notes,
                 5.13%-5.20%,
                 due 11/12/99-1/27/00                                AGY      AGY                  112,839         112,839
           20,100 Federal Home Loan Bank, Bonds,
                 4.97%, due 2/16/00                                  AGY      AGY                   20,100          20,100
                                                                                           ------------------ -------------

                 TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                           132,939         132,939
                                                                                           ------------------ -------------

                 ASSET-BACKED COMMERCIAL PAPER (2.7%)
           29,500 Asset Securitization
                 Cooperative Corp., 6.0988%,
                 due 3/28/00                                         P-1     A-1+                   29,500          29,500
                                                                                           ------------------ -------------

                                                                 57

                CORPORATE COMMERCIAL PAPER (63.1%)
           22,700 Grainger (W.W.) Inc., 5.25%,
                 due 11/1/99                                         P-1     A-1+                   22,700          22,700
            8,080Kellogg Co., 5.28%,
                 due 11/1/99                                         P-1     A-1+                    8,080           8,080
           25,000 National Australia Funding
                 Delaware Inc., 5.31%,
                 due 11/1/99                                         P-1     A-1+                   25,000          25,000
           17,562 Northern Illinois Gas Co.,
                 5.22%, due 11/1/99                                  P-1     A-1+                   17,562          17,562
           15,800 Bell Atlantic Network Funding
                 Corp., 5.29%, due 11/3/99                           P-1     A-1+                   15,795          15,795
           15,200 Colonial Pipeline Co., 5.30%,
                 due 11/3/99                                         P-1     A-1+                   15,196          15,196
           19,825 BellSouth Telecommunications,
                 Inc., 5.30%, due 11/4/99                            P-1     A-1+                   19,816          19,816
           30,000 Motorola, Inc., 5.29%,
                 due 11/8/99                                         P-1      A-1                   29,969          29,969
           13,720 Halliburton Co., 5.28%,
                 due 11/9/99                                         P-1     A-1+                   13,704          13,704
           14,600 Campbell Soup Co., 5.26%,
                 due 11/10/99                                        P-1     A-1+                   14,581          14,581
           30,000 MetLife Funding, Inc., 5.30%,
                 due 11/2/99 & 11/10/99                              P-1     A-1+                   29,972          29,972
           25,000 Prudential Funding Corp.,
                 5.20%, due 11/10/99                                 P-1      A-1                   24,967          24,967
           35,090 Toyota Motor Credit Corp.,
                 5.22%-5.28%,
                 due 11/1/99-11/10/99                                P-1     A-1+                   35,051          35,051
           20,000 Sara Lee Corp., 5.30%,
                 due 11/12/99                                        P-1     A-1+                   19,968          19,968
           25,000 Deutsche Bank Financial Inc.,
                 5.29%, due 11/15/99                                 P-1     A-1+                   24,949          24,949
           22,200 New York Life Capital Corp.,
                 5.24%, due 11/15/99                                 P-1     A-1+                   22,155          22,155
            6,000 Illinois Tool Works, Inc.,
                 5.30%, due 11/16/99                                 P-1     A-1+                    5,987           5,987
           30,000 Merrill Lynch & Co., Inc.,
                 5.23% & 5.30%, due 11/4/99 & 11/16/99               P-1     A-1+                   29,951          29,951
           30,000 Ford Motor Credit Co., 5.26%,
                 due 11/17/99                                        P-1      A-1                   29,930          29,930
           40,000 General Electric Capital

                                                                 58

                 Corp., 4.82% & 5.26%,
                 due 11/16/99 & 11/17/99                             P-1     A-1+                   39,913          39,913
           35,000 Abbott Laboratories, 5.25%,
                 due 11/18/99                                        P-1     A-1+                   34,913          34,913
           20,000 ANZ (Delaware) Inc., 5.295%,
                 due 11/22/99                                        P-1     A-1+                   19,938          19,938
           20,000 Swedish Export Credit Corp.,
                 5.25%, due 1/18/00                                  P-1     A-1+                   19,772          19,772
           45,000 du Pont (E.I.) de Nemours &
                 Co., 5.29% & 5.67%,
                 due 11/5/99 & 2/10/00                               P-1     A-1+                   44,591          44,591
           31,345 Merck & Co., Inc., 5.25% &
                 5.30%, due 11/1/99 & 2/11/00                        P-1     A-1+                   30,894          30,894
           10,000 Canadian Wheat Board, Canada,
                 5.68%, due 2/14/00                                  P-1     A-1+                    9,834           9,834
           20,000 Coca-Cola Co., 5.55%,
                 due 2/15/00                                         P-1     A-1+                   19,673          19,673
           20,000 BellSouth Capital Funding
                 Corp., 5.32%, due 2/16/00                           P-1     A-1+                   19,684          19,684
           15,000 British Telecommunications
                 PLC, 5.70%, due 2/22/00                             P-1     A-1+                   14,732          14,732
           39,155 Morgan Stanley Dean Witter,
                 5.98%, due 2/25/00                                  P-1      A-1                   38,401          38,401
                                                                                           ------------------ -------------

                 TOTAL CORPORATE COMMERCIAL PAPER                                                  697,678         697,678
                                                                                           ------------------ -------------

                 TAXABLE REVENUE BONDS (2.0%)
           11,000 Florida Housing Finance Corp.,
                 Revenue Bonds, Ser. 1999 A,
                 6.00%, due 3/2/00                                  MIG-1    A-1+                   11,000          11,000
           11,585 Health Institute of Indiana,
                 Inc., Loan Program Notes,
                 Ser. A, 5.38%, VRDN
                 due 10/1/28                                         P-1      A-1                   11,585          11,585
                                                                                           ------------------ -------------

                 TOTAL TAXABLE REVENUE BONDS                                                        22,585          22,585
                                                                                           ------------------ -------------

                 CERTIFICATES OF DEPOSIT (9.4%)
           15,000 Commerzbank AG, Yankee C.D.,
                 5.085%, due 2/16/00                                 P-1     A-1+                   14,998          14,998
           30,000 UBS AG Stamford CT, Yankee
                 C.D., 5.29%, due 3/7/00                             P-1     A-1+                   30,014          30,014
            3,500 Canadian Imperial Bank of
                 Commerce, Yankee C.D., 5.18%,


                                                                 59

                 due 3/15/00                                         P-1     A-1+                    3,500           3,500
           30,000 National Westminster Bank PLC,
                 Yankee C.D., 5.05% & 5.10%,
                 due 2/9/00 & 4/7/00                                 P-1     A-1+                   30,000          30,000
           10,000 Bank of Montreal, Yankee C.D.,
                 5.12%, due 4/10/00                                  P-1     A-1+                    9,999           9,999
            5,000 Rabobank Nederland, Yankee
                 C.D., 5.205%, due 5/15/00                           P-1     A-1+                    4,999           4,999
           10,000 Bayerische Hypo-und
                 Vereinsbank AG, Yankee C.D.,
                 5.345%, due 5/24/00                                 P-1     A-1+                    9,997           9,997
                                                                                           ------------------ -------------

                 TOTAL CERTIFICATES OF DEPOSIT                                                     103,507         103,507
                                                                                           ------------------ -------------

                 CORPORATE DEBT SECURITIES (2.3%)
           25,000American Express Centurion
                 Bank, Variable Rate Notes,
                 5.50%, due 5/8/00                                   P-1      A-1                   25,000          25,000
                                                                                           ------------------ -------------

                 FUNDING AGREEMENTS (6.3%)
           30,000Hartford Life Insurance Co.,
                 Variable Rate Funding
                 Agreement, 5.44%, expiring 7/31/00                  P-1      A-1                   30,000          30,000
           40,000Travelers Insurance Co.,
                 Variable Rate Funding
                 Agreement, 5.43% & 5.45%,
                 expiring 3/16/00 & 10/27/00                         P-1     A-1+                   40,000          40,000
                                                                                           ------------------ -------------

                 TOTAL FUNDING AGREEMENTS                                                           70,000          70,000
                                                                                           ------------------ -------------

                 TOTAL INVESTMENTS (99.6%)                                                    $  1,101,217    $  1,101,217
                                                                                           =================  =============

(a) The proposed reorganization contemplates the redemption in kind of the Cash Reserves' interest in the Cash Reserves Portfolio.

GOVERNMENT MONEY PORTFOLIO

Pro Forma Combining Schedule of Investments
October 31, 1999 (unaudited)

                                                        Value (000's
                                                        omitted)
                                                        As Reported                      Pro Forma
                                                        ---------------

Principal                                               Income Funds-                    Government
Amount (000's                                           Government                        Money
omitted)                                                Money Fund     Adjustments(a)      Fund
-----------------------------------------

           Investment in Portfolio                      $  653,867     $(653,867)        $        0

           Investment in unaffiliated issuers and non-controlled affiliated issuers


                                           ANNUALIZED
                                         YIELD AT DATE

                                          OF PURCHASE

           U.S. TREASURY
           SECURITIES -- BACKED BY THE
           FULL FAITH AND CREDIT OF THE
           U.S. GOVERNMENT (99.3%)

  $1,455   U.S. Treasury Bills,
           due 11/4/99                     4.55-4.77%                     $1,455             $1,455
  82,330   U.S. Treasury Bills,
           due 11/12/99                    4.60-4.92%                     82,212             82,212
  5,000    U.S. Treasury Notes, 7.875%,
           due 11/15/99                      4.85%                        5,006               5,006


                                                                 61

  82,815   U.S. Treasury Bills,
           due 11/18/99                    4.60-4.80%                     82,634             82,634
  15,880   U.S. Treasury Bills,
           due 11/26/99                    4.92-4.95%                     15,827             15,827
  53,670   U.S. Treasury Notes, 7.75%,
           due 11/30/99                    4.68-4.96%                     53,790             53,790
  5,925    U.S. Treasury Bills,
           due 12/2/99                       4.84%                        5,901               5,901
  62,715   U.S. Treasury Bills,
           due 12/9/99                       4.74%                        62,409             62,409
  28,620   U.S. Treasury Bills,
           due 12/16/99                      4.78%                        28,453             28,453
  21,080   U.S. Treasury Bills,
           due 12/23/99                    4.69-4.79%                     20,938             20,938
  50,000   U.S. Treasury Bills,
           due 12/30/99                    4.82-4.85%                     49,614             49,614
  32,225   U.S. Treasury Bills,
           due 1/6/00                      4.78-5.03%                     31,938             31,938
  10,955   U.S. Treasury Bills,
           due 1/13/00                     5.00-5.08%                     10,846             10,846
  80,325   U.S. Treasury Notes, 7.75%,
           due 1/31/00                     5.02-5.21%                     80,825             80,825
  11,360   U.S. Treasury Bills,
           due 2/10/00                     5.04-5.11%                     11,204             11,204
  16,500   U.S. Treasury Notes, 5.875%,
           due 2/15/00                     5.15-5.17%                     16,533             16,533
  10,000   U.S. Treasury Notes, 7.125%,
           due 2/29/00                       5.13%                        10,063             10,063
  69,000   U.S. Treasury Notes, 5.50%,
           due 2/29/00                     5.18-5.21%                     69,069             69,069
  10,000   U.S. Treasury Notes, 6.875%,
           due 3/31/00                       5.09%                        10,071             10,071
   745     U.S. Treasury Bills,
           due 4/20/00                       5.29%                         727                  727


                                                                 62

                                                                      -------------   ------------
           TOTAL INVESTMENTS (99.3%)                                    $649,515          $649,515
                                                                      =============   ============

(a) The proposed  reorganization  contemplates  the  redemption in kind of the  Government
Money Fund's interest in the Government Money Portfolio.

HIGH YIELD BOND PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999 (UNAUDITED)


                                                                    MARKET VALUE
                                                                    (000'S OMITTED)

                                                                    AS REPORTED                          PRO FORMA
                                                                    --------------

AMOUNT                                                              INCOME FUND-                         HIGH YIELD
(000'S                                                              HIGH YIELD                           BOND
OMITTED)                                                            BOND FUND      ADJUSTMENTS (a)       FUND
--------------
             Investment in Portfolio                                $   24,022     $       (24,022)      $   0

             Investment in unaffiliated issuers and
             non-controlled affiliated issuers

                                                                 RATING

             U.S. GOVERNMENT AGENCY                       MOODY'S       S&P
             SECURITIES (6.7%)
   $    1,590 Freddie Mac, Discount Notes,
             5.16%, due 11/1/99                             AGY         AGY        $         1,589       $   1,589
           25 Fannie Mae, Discount Notes,
             5.21%, due 12/23/99                            AGY         AGY                     25              25
                                                                                   ----------------      ----------

             TOTAL U.S. GOVERNMENT AGENCY
             SECURITIES

             (COST $1,614)                                                                   1,614           1,614
                                                                                   ----------------      ----------

             MORTGAGE-BACKED SECURITIES (4.7%)
          425 BA Mortgage Securities, Inc.,

             Mortgage Pass-Through
             Certificates, Ser. 1998-6,
             6.25%, due 12/26/28                             BB                                278             278
          498 GE Capital Mortgage Services,
             Inc., REMIC Pass-Through
             Certificates, Ser. 1999-11,
             Class B3, 6.50%, due 7/25/29                    BB                                337             337
          747 Morgan Stanley Capital I Inc.,
             Commercial Mortgage
             Pass-Through Certificates,
             Ser. 1998-HF2, 6.01%,
             due 11/15/30                                    BB                                505             505
                                                                                   ----------------      ----------

                                                                 64

             TOTAL MORTGAGE-BACKED

             SECURITIES (COST $1,147)                                                        1,120           1,120
                                                                                   ----------------      ----------

             CORPORATE DEBT SECURITIES (86.0%)
          500 Telecom Argentina Stet-France
             SA, Medium-Term Notes, 9.75%,
             due 7/12/01                                     B1         BBB-                   499             499
          450 Stone Container Corp., Senior
             Subordinated Debentures,
             12.25%, due 4/1/02                              B3          B-                    451             451
           60 Core-Mark International, Inc.,
             Senior Subordinated Notes,
             11.375%, due 9/15/03                            B3          B                      58              58
           60 Loomis Fargo & Co., Senior
             Subordinated Notes, 10.00%,
             due 1/15/04                                     B3          B                      59              59
          250 MTS, INC., Senior Subordinated

             Notes, 9.375%, due 5/1/05                       B2          B                     174             174
          210 Lodestar Holdings, Inc.,
             Senior Notes, 11.50%,
             due 5/15/05                                    Caa2         B                     162             162
          300 Vintage Petroleum, Inc.,
             Senior Subordinated Notes,
             9.00%, due 12/15/05                             B1          B+                    296             296
          340 MTL Inc., Senior Subordinated

             Notes, 10.00%, due 6/15/06                      B3          B-                    320             320
          470 Printpack, Inc., Senior
             Subordinated Notes, Ser. B,
             10.625%, due 8/15/06                           Caa1         B                     439             439
          540 Motors and Gears, Inc., Senior
             Notes, Ser. B, 10.75%,
             due 11/15/06                                    B3          B                     531             531
          500 Pen-Tab Industries, Inc.,
             Senior Subordinated Notes,
             Ser. B, 10.875%, due 2/1/07                     B3          B-                    422             422
          430 Fonda Group, Inc., Senior
             Subordinated Notes, Ser. B,
             9.50%, due 3/1/07                               B3          B-                    369             369
           60 GFSI Inc., Senior Subordinated

             Notes, 9.625%, due 3/1/07                       B3          B-                     45              45
          500 Lyondell Chemical Co., Senior
             Secured Notes, Ser. B, 9.875%,

                                                                 65

             due 5/1/07                                     Ba3          BB                    494             494
          120 Doane Pet Care Co., Senior
             Subordinated Notes, 9.75%,
             due 5/15/07                                     B3          B-                    115             115
          500 French Fragrances, Inc.,
             Senior Notes, Ser. B,
             10.375%, due 5/15/07                            B2          B+                    449             449
          500 Hedstrom Corp., Senior
             Subordinated Notes, 10.00%,
             due 6/1/07                                      B3          B-                    427             427
          360 Venture Holdings Trust, Senior
              Notes, 11.00%, due 6/1/07                      B2          B                     352             352
          350 Stena AB, Senior Notes, 8.75%,
             due 6/15/07                                    Ba2          BB                    309             309
          150 Polymer Group, Inc., Senior
             Subordinated Notes, 9.00%,
             due 7/1/07                                      B2          B                     143             143
          520 Safety Components
             International, Inc., Senior
             Subordinated Notes, 10.125%,
             due 7/15/07                                     B3          B-                    338             338
           60 HydroChem Industrial Services,
             Inc., Senior Subordinated
             Notes, Ser. B, 10.375%,
             due 8/1/07                                     Caa1         B-                     52              52
          125 Southern Foods Group, L.P.,
             Senior Subordinated Notes,
             9.875%, due 9/1/07                              B2          B                     131             131
          310 NBTY, Inc., Senior
             Subordinated Notes, Ser. B,
             8.625%, due 9/15/07                             B1          B+                    259             259
           85 K & F Industries, Inc., Senior
             Subordinated Notes, 9.25%,
             due 10/15/07                                    B3          B-                     83              83
          290 Stellex Industries, Inc.,
             Senior Subordinated Notes,
             9.50%, due 11/1/07                             Caa1         B-                    211             211
           60 United Defense, L.P., Senior
             Subordinated Notes, 8.75%,
             due 11/15/07                                    B2          B                      57              57
          290 Omnicare, Inc., Convertible
             Subordinated Debentures,
             5.00%, due 12/1/07                             Ba3         BBB-                   183             183
          110 Amscan Holdings, Inc., Senior


                                                                 66

             Subordinated Notes, 9.875%,
             due 12/15/07                                    B3          B-                     88              88
          250 Fisher Scientific
             International Inc., Senior
             Subordinated Notes, 9.00%,
             due 2/1/08                                      B3          B-                    236             236
          540 Brand Scaffold Services, Inc.,
             Senior Notes, 10.25%,
             due 2/15/08                                     B3          B-                    486             486
          400 Nextel Communications, Inc.,
             Senior Redeemable Step Up
             Notes, Yielding 10.926%,
             due 2/15/08                                     B1          B-                    284             284
          300 APCOA, Inc., Senior
             Subordinated Notes, 9.25%,
             due 3/15/08                                    Caa1         B-                    277             277
           70 IMPAC Group, Inc., Senior
             Subordinated Notes, 10.125%,
             due 3/15/08                                     B3          B-                     63              63
          250 Musicland Group, Inc., Senior
             Subordinated Notes, 9.875%,
             due 3/15/08                                     B3          B-                    211             211
          520 Trans-Resources, Inc., Senior
             Notes, Ser. B, 10.75%,
             due 3/15/08                                     B3          B-                    467             467
          250 AMSC Acquisition Co., Inc.,
             Senior Notes, Ser. B, 12.25%,
             due 4/1/08                                                                        157             157
          200 Columbus McKinnon Corp.,
             Senior Subordinated Notes,
             8.50%, due 4/1/08                               B2          B                     181             181
          300 Great Central Mines Ltd.,
             Senior Notes, 8.875%,
             due 4/1/08                                     Ba2          BB                    266             266
          150 Numatics, Inc., Senior
             Subordinated Notes, 9.625%,
             due 4/1/08                                      B3         CCC+                   120             120
          500 Riverwood International Corp.,
             Senior Subordinated Notes,
             10.875%, due 4/1/08                            Caa1        CCC+                   484             484
          200 Ultrapetrol (Bahamas) Ltd.,
             First Preferred Ship Mortgage
             Notes, 10.50%, due 4/1/08                       B1         BB-                    161             161
          250 Hudson Respiratory Care Inc.,


                                                                 67

             Senior Subordinated Notes,
             9.125%, due 4/15/08                             B3          B-                    219             219
          500 Level 3 Communications, Inc.,
             Senior Notes, 9.125%,
             due 5/1/08                                      B3          B                     462             462
          320 Sun Healthcare Group, Inc.,
             Senior Subordinated Notes,
             9.375%, due 5/1/08                              Ca                                 39              39
          300 Ziff-Davis Inc., Senior
             Subordinated Notes, 8.50%,
             due 5/1/08                                      B2          B                     287             287
          250 Great Lakes Carbon Corp.,
             Senior Subordinated Notes,
             10.25%, due 5/15/08                             B3          B-                    231             231
          390 Home Products International,
             Inc., Senior Subordinated
             Notes, 9.625%, due 5/15/08                      B3          B                     346             346
          300 La Petite Academy, Inc.,
             Senior Notes, 10.00%,
             due 5/15/08                                     B3          B-                    248             248
          200 Millar Western Forest Products
             Ltd., Senior Notes, 9.875%,
             due 5/15/08                                     B3          B+                    195             195
          300 Telecommunications Techniques
             Co., LLC, Senior Subordinated
             Notes, 9.75%, due 5/15/08                       B3          B-                    285             285
          350 Coyne International
             Enterprises Corp., Senior
             Subordinated Notes, 11.25%,
             due 6/1/08                                      B3          B-                    312             312
          300 General Binding Corp., Senior
             Subordinated Notes, 9.375%,
             due 6/1/08                                      B2          B                     242             242
          500 AKI, Inc., Senior Notes,
             10.50%, due 7/1/08                              B2          B+                    481             481
          300 Aqua-Chem, Inc., Senior
             Subordinated Notes, 11.25%,
             due 7/1/08                                      B3         CCC+                   194             194
          250 Aurora Foods Inc., Senior
             Subordinated Notes, 8.75%,
             due 7/1/08                                      B1          B+                    237             237
          340 Marsulex Inc., Senior
             Subordinated Notes, 9.625%,
             due 7/1/08                                      B2          B+                    330             330


                                                                 68

          440 Bell Sports, Inc., Senior
             Subordinated Notes, 11.00%,
             due 8/15/08                                     B3          B-                    441             441
          500 DeCrane Aircraft Holdings,
             Inc., Senior Subordinated

             Notes, 12.00%, due 9/30/08                     Caa1         B-                    497             497
          250 ICN Pharmaceuticals, Inc.,
             Senior Notes, 8.75%,
             due 11/15/08                                   Ba3          BB                    231             231
          250 True Temper Sports, Inc.,
             Senior Subordinated Notes,
             Ser. B, 10.875%, due 12/1/08                    B3          B-                    234             234
          250 Bulong Operations Ltd., Senior
             Secured Notes, 12.50%,
             due 12/15/08                                    B3          B                     242             242
          500 Willis Corroon Corp., Senior
             Subordinated Notes, 9.00%,
             due 2/1/09                                     Ba3          B+                    441             441
          100 AK Steel Corp., Senior Notes,
             7.875%, due 2/15/09                            Ba2          BB                     91              91
          250 Panolam Industries, Senior
             Subordinated Notes, 11.50%,
             due 2/15/09                                     B3          B-                    256             256
          500 Diamond Brands Inc., Senior
             Step Up Debentures, Yielding
             12.875%, due 4/15/09                           Caa1        CCC+                    85              85
          750 TeleCorp PCS, Inc., Senior
             Subordinated Step Up Notes,
             Yielding 11.625%, due 4/15/09                   B3                                460             460
          200 Avis Rent A Car, Inc., Senior
             Subordinated Notes, 11.00%,
             due 5/1/09                                      B2         BB-                    207             207
          400 Dura Operating Corp., Senior
             Subordinated Notes, 9.00%,
             due 5/1/09                                      B2          B                     371             371
          500 MEDIQ Inc., Senior Step Up
             Debentures, Yielding 13.00%,
             due 6/1/09                                     Caa1        CCC+                    50              50
          450 Falcon Products, Inc., Senior
             Subordinated Notes, 11.375%,
             due 6/15/09                                     B3          B                     423             423
          250 PSINet, Senior Notes, 11.00%,
             due 8/1/09                                      B3          B-                    256             256
          250 United Pan-Europe


                                                                 69

             Communications N.V., Senior
             Notes, 10.875%, due 8/1/09                      B2          B-                    244             244
          500 Williams Communications Group,
             Inc., Senior Notes, 10.875%,
             due 10/1/09                                     B2         BB-                    513             513
          160 Del Webb Corp., Senior
             Subordinated Debentures,
             10.25%, due 2/15/10                             B2          B-                    147             147
          760 Charter Communications
             Holdings, LLC, Senior Step Up
             Notes, Yielding 9.225%,
             due 4/1/11                                      B2          B+                    453             453
                                                                                   ----------------      ----------

             TOTAL CORPORATE DEBT
             SECURITIES (COST $23,080)                                                      20,659          20,659
                                                                                   ----------------      ----------

             WARRANTS (0.0%)
          500 DeCrane Aircraft Holdings,
              Inc.                                                                               --              --
          250 American Mobile Satellite                                                           4               4
          500 MEDIQ Inc.                                                                         --              --
                                                                                   ----------------      ----------

             TOTAL WARRANTS (COST $0)                                                            4               4
                                                                                   ----------------      ----------

             TOTAL INVESTMENTS (97.4%)
             (COST $25,841)                                                            $    23,397        $ 23,397
                                                                                   ================      ==========



(a) The proposed reorganization contemplates the redemption in kind of the High Yield Bond Fund's interest in the High Yield Bond Portfolio.

INSTITUTIONAL CASH PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)


                                                                                        VALUE (000'S OMITTED)

                                                                                        AS REPORTED                       PRO FORMA
                                                                                        -----------                       ---------

PRINCIPAL                                                                               INCOME TRUST-
AMOUNT                                                                                  INSTITUTIONAL                  INSTITUTIONAL
(000'S OMITTED)                                                                         CASH TRUST      ADJUSTMENTS(A)   CASH TRUST

             Investment in Portfolio                                                     $   326,686     $  (326,686)       $      0

             Investment in unaffiliated issuers and non-controlled affiliated issuers

                                                                                    RATING
                                                                             MOODY'S        S&P

             CERTIFICATES OF DEPOSIT (0.8%)
      $2,500 First Union National Bank of NC,
             7.00%, due 11/22/00                                               P-1         A-1              $  2,500         $ 2,500
                                                                                                            --------         -------

             CORPORATE COMMERCIAL PAPER (94.4%)
       4,000 ANZ (DE) Inc., 6.64%, due 12/4/00                                 P-1         A-1+                3,886           3,886
       2,900 American Express Credit Corp., 6.75%, due 7/7/00                  P-1         A-1                 2,898           2,898
       5,500 AT&T Corp., 6.60%, due 7/11/00                                    P-1         A-1+                5,492           5,492
      10,000 Anheuser-Busch Cos. Inc., 6.58%, due 10/20/00                     P-1         A-1+                9,801           9,801
       2,000 Asset Securitization Cooperative Corp., 6.55%,
             due 8/3/00                                                        P-1         A-1+                1,989           1,989
      10,000 Asset Securitization Cooperative Corp., 6.57%,
             due 9/8/00                                                        P-1         A-1+                9,878           9,878
      10,000 British Telecommunications PLC, 6.78%, due 11/9/00                P-1         A-1+                9,757           9,757
       2,000 Ciesco L.P., 6.53%, due 7/6/00                                    P-1         A-1+                1,999           1,999
       2,000 Corporate Asset Funding Co., Inc., 6.53%, due 7/7/00              P-1         A-1+                1,999           1,999
      10,000 Deutsche Bank Financial Inc., 6.57%, due 9/6/00                   P-1         A-1+                9,881           9,881
       2,000 Diageo Capital PLC, 6.47%, due 7/24/00                            P-1         A-1                 1,992           1,992
       5,000 DuPont (E.I.) de Nemours & Co., 6.61%, due 12/4/00                P-1         A-1+                4,859           4,859
       1,500 DuPont (E.I.) de Nemours & Co., 6.55%, due 8/2/00                 P-1         A-1+                1,492           1,492
       3,000 Eksportfinans ASA, 6.62%, due 8/25/00                             P-1         A-1+                2,971           2,971
      10,000 Electricite de France, 6.87%, due 7/5/00                          P-1         A-1+                9,996           9,996
      10,000 Emerson Electric, 6.73%, due 7/6/00                               P-1         A-1+                9,994           9,994


                                                                 71

       9,000 Enterprise Funding Corp., 6.56%, due 7/17/00                      P-1         A-1+                8,977           8,977
       7,000 Ford Motor Credit Co., 6.72%, due 7/5/00                          P-1         A-1                 6,997           6,997
       2,000 Gannett Co., 6.50%, due 8/8/00                                    P-1         A-1+                1,987           1,987
      12,000 General Electric Capital Corp., 6.76%, due 11/29/00               P-1         A-1+               11,664          11,664
       2,000 Goldman Sachs & Co., 6.57%, due 7/5/00                            P-1         A-1+                1,999           1,999
       4,010 Goldman Sachs & Co., 6.60%, due 10/16/00                          P-1         A-1+                3,933           3,933
       3,075 Govco Inc., 6.85%, due 7/10/00                                    P-1         A-1+                3,071           3,071
       2,000 Govco Inc., 6.60%, due 8/7/00                                     P-1         A-1+                1,987           1,987
       7,000 Govco Inc., 6.57%, due 8/22/00                                    P-1         A-1+                6,936           6,936
       5,000 Halliburton Co., 6.55%, due 9/18/00                               P-1         A-1+                4,930           4,930
      10,000 H.J. Heinz Co., 6.83%, due 7/3/00                                 P-1         A-1                10,000          10,000
       1,000 Illinois Tool Works, 6.53%, due 7/5/00                            P-1         A-1+                1,000           1,000
      10,000 Lloyd's TSB Bank PLC, 6.74%, due 12/4/00                          P-1         A-1+                9,712           9,712
       7,545 McDonald's Corp., 6.70%, due 7/6/00                               P-1         A-1+                7,541           7,541
       2,000 Merrill Lynch & Co., 6.53%, due 9/5/00                            P-1         A-1+                1,977           1,977
      10,000 Merrill Lynch & Co., 6.75%, due 11/17/00                          P-1         A-1+                9,743           9,743
       2,680 Minnesota Mining & Manufacturing Co., 6.55%,
             due 8/22/00                                                       P-1         A-1+                2,656           2,656
       7,415 Monte Rosa Capital Corp., 6.55%, due 7/13/00                      P-1         A-1+                7,402           7,402
       2,000 Monte Rosa Capital Corp., 6.50%, due 7/17/00                      P-1         A-1+                1,995           1,995
       1,000 Morgan Stanley Dean Witter, 6.55%, due 7/17/00                    P-1         A-1                   997             997
      10,000 National Rural Utilities Coop. Finance Corp., 6.62%, due 12/15/00 P-1         A-1+                9,697           9,697
       2,000 Private Export Funding Corp., 6.45%, due 7/6/00                   P-1         A-1+                1,999           1,999
       5,000 Prudential Funding Corp., 6.60%, due 11/29/00                     P-1         A-1                 4,863           4,863
      10,000 Receivables Capital Corp., 6.65%, due 11/10/00                    P-1         A-1+                9,760           9,760
      10,000 Riverwoods Funding Corp., 6.75%, due 7/7/00                       P-1         A-1+                9,992           9,992
       3,000 SBC Communications Inc., 6.53%, due 7/7/00                        P-1         A-1+                2,998           2,998
       5,000 SBC Communications Inc., 6.62%, due 12/14/00                      P-1         A-1+                4,849           4,849
      10,000 Surrey Funding Corp., 6.75%, due 7/7/00                           P-1         A-1+                9,992           9,992
       2,000 Surrey Funding Corp., 6.60%, due 7/7/00                           P-1         A-1+                1,999           1,999
       5,000 Toyota Motor Credit Corp., 6.51%, due 7/18/00                     P-1         A-1+                4,986           4,986
      12,000 UBS Finance (DE), Inc., 6.65%, due 7/5/00                         P-1         A-1+               11,996          11,996
       6,850 USAA Capital Corp., 6.57%, due 9/14/00                            P-1         A-1                 6,759           6,759
      10,300 Union Electric, 6.95%, due 7/3/00                                 P-1         A-1+               10,300          10,300
      10,000 Wal-Mart Stores Inc., 6.50%, due 7/5/00                           P-1         A-1+                9,996           9,996
       2,000 Washington Post Co., 6.51%, due 7/5/00                            P-1         A-1+                1,999           1,999
      10,000 Windmill Funding Corp., 6.54%, due 7/14/00                        P-1         A-1+                9,980           9,980
       2,000 Windmill Funding Corp., 6.56%, due 8/7/00                         P-1         A-1+                1,987           1,987
                                                                                                            --------         -------
             TOTAL CORPORATE COMMERCIAL PAPER                                                                308,540         308,540
                                                                                                            --------         -------
             TAXABLE REVENUE BONDS (1.7%)
         915 California Housing Finance Agency, Revenue Bonds,
             Ser. T, 6.80%, VRDN due 8/1/29                                   MIG-1         A1+                  915             915
       1,400 Florida Housing Finance Revenue Bonds, Ser. 1993,
             6.55%, VRDN due 1/1/34                                           MIG-1         A1+                1,400           1,400


                                                                 72

       1,200 Los Angeles (CA) Multifamily Revenue Bonds,
             Ser. 1999 Q, 6.60%, VRDN due 4/15/33                             MIG-1         A1+                1,200           1,200
       2,000 Riverside Co., (CA) Certificate of Participation,
             Ser. 1997, 6.85%, VRDN due 1/1/27                                MIG-1         A1+                2,000           2,000
                                                                                                            --------        --------
             TOTAL TAXABLE REVENUE BONDS                                                                       5,515           5,515
                                                                                                            --------        --------
             TIME DEPOSITS (3.1%)
      10,000 Sun Trust Bank Inc., 6.88%, due 7/3/00                            P-1          A-1               10,000          10,000
                                                                                                            --------        --------
             TOTAL INVESTMENTS (100.0%)                                                                     $326,555        $326,555
                                                                                                            ========        ========

(a) The proposed reorganization contemplates the redemption in kind of the Institutional Cash Trust's interest in the Institutional Cash Portfolio.

LIMITED MATURITY BOND PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999 (UNAUDITED)

                                                                        MARKET VALUE
                                                                        (000'S
                                                                        OMITTED)

                                                                        AS REPORTED                                   PRO FORMA
                                                                        -----------                                   ---------
                                                                                     INCOME
                                                                       INCOME        TRUST-
                                                                       FUNDS-        LIMITED
PRINCIPAL                                                              LIMITED       MATURITY                          LIMITED
AMOUNT (000'S                                                          MATURITY      BOND                              MATURITY
OMITTED)                                                               BOND FUND     TRUST         ADJUSTMENTS(A)    BOND FUND
-------------
                Investment in Portfolio                                $228,422       $ 41,705     $  (270,127)        $        0

                Investment in unaffiliated issuers and non-controlled affiliated issuers

                                                                     RATING
                                                            MOODY'S          S&P

                U.S. TREASURY SECURITIES (7.6%)
        $ 7,750 U.S. Treasury Notes, 5.25%,
                due 5/15/04                                    TSY           TSY                      $  7,526         $    7,526
          8,700 U.S. Treasury Notes, 6.50%,
                due 10/15/06                                   TSY           TSY                         8,850              8,850
          4,371 U.S. Treasury
                Inflation-Indexed Notes,
                3.375%, due 1/15/07                            TSY           TSY                         4,167              4,167
                                                                                                         -----              -----
                TOTAL U.S. TREASURY SECURITIES
                (COST $20,678)                                                                          20,543             20,543
                                                                                                        ------             ------
                U.S. GOVERNMENT AGENCY
                SECURITIES (1.5%)

          4,175 Freddie Mac, Discount Notes,
                5.16%, due 11/1/99
                 (COST $4,174)                                 AGY           AGY                         4,174              4,174
                                                                                                         -----              -----



                                                                 74

                MORTGAGE-BACKED SECURITIES (30.1%)

          1,480 GE Capital Mortgage Services,
                Inc., REMIC Pass-Through
                Certificates, Ser. 1998-25,
                Class B3, 6.25%, due 12/25/28                   BB                                         974                974
          1,588 PNC Mortgage Securities Corp.,
                Pass-Through Certificates,
                Ser. 1999-1, Class 1B4, 6.25%,
                due 2/25/29                                     BB                                       1,034              1,034
            946 Norwest Asset Securities
                Corp., Mortgage Pass-Through
                Certificates, Ser. 1999-13,
                6.75%, due 5/25/29                              BB                                         652                652
          1,110 GE Capital Mortgage Services,
                Inc., REMIC Pass-Through
                Certificates, Ser. 1999-11,
                Class B3, 6.50%, due 7/25/29                    BB                                         751                751
            965 Morgan Stanley Capital I Inc.,
                Commercial Mortgage
                Pass-Through Certificates,
                Ser. 1998-HF2, 6.01%,
                due 11/15/30                                    BB                                         653                653

FANNIE MAE
          4,305 Pass-Through Certificates,
                7.00%, due 9/1/03 & 6/1/11                     AGY           AGY                         4,329              4,329
          5,136 Pass-Through Certificates,
                6.50%, due 5/1/13                              AGY           AGY                         5,046              5,046

FREDDIE MAC
             25 Mortgage Participation
                Certificates, 10.50%,
                due 10/1/00 & 12/1/00                          AGY           AGY                            26                 26
            135 Mortgage Participation
                Certificates, 8.50%,
                due 10/1/01                                    AGY           AGY                           138                138
            122 ARM Certificates, 6.00%,
                due 1/1/17                                     AGY           AGY                           122                122

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
             69 Pass-Through Certificates,
                7.50%, due 10/15/09-9/15/10                    AGY           AGY                            70                 70
            113 Pass-Through Certificates,
                12.00%, due 5/15/12-3/15/15                    AGY           AGY                           128                128
         22,191 Pass-Through Certificates,
                6.50%, due 12/15/28                            AGY           AGY                        21,223             21,223
         34,921 Pass-Through Certificates,
                7.00%, due 4/15/11-1/15/29                     AGY           AGY                        34,314             34,314


                                                                 75

          2,960 Pass-Through Certificates,
                8.00%, due 11/15/26-7/15/29                    AGY           AGY                         3,022              3,022
          8,700 Pass-Through Certificates,
                8.00%, TBA, 30 Year Maturity                   AGY           AGY                         8,890              8,890
                                                                                                         -----              -----
                TOTAL MORTGAGE-BACKED SECURITIES
                (COST $84,272)                                                                          81,372             81,372
                                                                                                        ------             ------

                ASSET-BACKED SECURITIES (7.0%)
          6,500 Ford Credit Auto Loan Master
                Trust, Auto Loan Certificates,
                Ser. 1996-1, 5.50%,
                due 2/15/03                                    Aaa           AAA                         6,455              6,455
            111 Honda Auto Receivables Grantor
                Trust, Ser. 1997-A, Class A,
                5.85%, due 2/15/03                             Aaa           AAA                           110                110
          5,600 Chase Credit Card Master
                Trust, Ser. 1997-2, Class A,
                6.30%, due 4/15/03                             Aaa           AAA                         5,618              5,618
            792 Navistar Financial Owner
                Trust, Ser. 1996-B,
                Class A-3, 6.33%, due 4/21/03                  Aaa           AAA                           794                794
          4,720 Chemical Master Credit Card
                Trust 1, Ser. 1995-2,
                Class A, 6.23%, due 6/15/03                    Aaa           AAA                         4,727              4,727
          1,112 Chevy Chase Auto Receivables
                Trust, Ser. 1996-2, Class A,
                5.90%, due 7/15/03                             Aaa           AAA                         1,110              1,110
                                                                                                         -----              -----
                TOTAL ASSET-BACKED SECURITIES
                (COST $18,905)                                                                          18,814             18,814
                                                                                                        ------             ------
                BANKS & FINANCIAL INSTITUTIONS (16.9%)
          1,300 Lehman Brothers Holdings Inc.,
                Medium-Term Notes, Ser. E,
                7.08%, due 5/22/00                              A3            A                          1,307              1,307
          1,800 International Lease Finance
                Corp., Notes, 6.625%,
                due 6/1/00                                      A1           A+                          1,806              1,806
          3,150 Countrywide Funding Corp.,
                Medium-Term Notes, Ser. A,
                7.31%, due 8/28/00                              A3            A                          3,174              3,174
          7,090 Associates Pass-Through Asset
                Trust, Ser. 1997-1, 6.45%,
                due 9/15/00                                    Aa3           AA-                         7,138              7,138


                                                                 76

          5,000 Lehman Brothers Holdings Inc.,
                Medium-Term Notes, Ser. E,
                6.89%, due 10/10/00                             A3            A                          5,032              5,032
          3,600 Countrywide Home Loans, Inc.,
                Notes, 5.62%, due 10/16/00                      A3            A                          3,571              3,571
          1,725 Lehman Brothers Holdings Inc.,
                Medium-Term Notes, Ser. E,
                6.65%, due 11/8/00                              A3            A                          1,733              1,733
          2,000 NationsBank Corp., Senior
                Medium-Term Notes, Ser. E,
                5.70%, due 2/9/01                              Aa2           A+                          1,982              1,982
          6,600 Capital One Bank, Bank Notes,
                5.95%, due 2/15/01                             Baa2         BBB-                         6,512              6,512
          4,430 Morgan Stanley, Dean Witter, &
                Co., Global Medium-Term Notes,
                Ser. C, 6.09%, due 3/9/01                      Aa3           A+                          4,401              4,401
          6,660 Household Finance Corp.,
                Senior Medium-Term Notes,
                6.06%, due 5/14/01                              A2            A                          6,585              6,585
          1,500 Dime Bancorp, Inc., Notes,
                7.00%, due 7/25/01                             Ba1          BBB-                         1,494              1,494
          1,000 Bank United Corp., Medium-Term
                Notes, Ser. A, 8.00%,
                due 3/15/09                                    Ba2          BBB-                           950                950
                                                                 -                                         ---                ---
                TOTAL BANKS & FINANCIAL INSTITUTIONS
                (COST $45,950)                                                                          45,685             45,685
                                                                                                        ------             ------
                CORPORATE DEBT SECURITIES (32.6%)
          4,800 Norfolk Southern Corp., Notes,
                6.70%, due 5/1/00                              Baa1         BBB+                         4,814              4,814
          2,000 American General Finance
                Corp., Senior Notes, 6.125%,
                due 9/15/00                                     A2           A+                          2,002              2,002
          2,510 Chesapeake Corp., Notes,
                10.375%, due 10/1/00                           Ba1           BBB                         2,595              2,595
          1,730 BHP Finance (USA) Ltd.,
                Guaranteed Notes, 5.625%,
                due 11/1/00                                     A3           A-                          1,711              1,711
          2,577 Safeway Inc., Notes, 5.75%,
                due 11/15/00                                   Baa2          BBB                         2,554              2,554
          2,300 General Electric Capital
                Corp., Global Medium-Term
                Notes, Ser. A, 5.52%,
                due 1/15/01                                    Aaa           AAA                         2,280              2,280


                                                                 77

          3,325 AT&T Capital Corp., Notes,
                6.875%, due 1/16/01                             A1           BBB                         3,333              3,333
          2,320 Fort James Corp., Notes,
                6.234%, due 3/15/01                            Baa2          BBB                         2,309              2,309
          1,780 CMS Energy Corp., Senior
                Notes, 8.00%, due 7/1/01                       Ba3           BB                          1,775              1,775
          3,300 Telecom Argentina Stet-France
                SA, Medium-Term Notes, 9.75%,
                due 7/12/01                                     B1          BBB-                         3,292              3,292
          2,290 Colonial Realty Limited
                Partnership, Senior Notes,
                7.50%, due 7/15/01                             Baa3         BBB-                         2,253              2,253
          1,220 USA Waste Services, Inc.,
                Senior Notes, 6.125%,
                due 7/15/01                                    Ba1           BBB                         1,164              1,164
          1,325 Cox Communications, Inc.,
                Notes, 7.00%, due 8/15/01                      Baa2         BBB+                         1,326              1,326
          3,300 Texas Utilities Co., Notes,
                5.94%, due 10/15/01                            Baa3          BBB                         3,243              3,243
          2,080 Tyco International Ltd.,
                Notes, 6.50%, due 11/1/01                       A3           A-                          2,059              2,059
          1,923 Marlin Water Trust, Senior
                Secured Notes, 7.09%,
                due 12/15/01                                   Baa2          BBB                         1,896              1,896
          2,965 ICI Wilmington Inc.,
                Guaranteed Notes, 7.50%,
                due 1/15/02                                    Baa1          A-                          2,992              2,992
          2,835 Black & Decker Corp.,
                Medium-Term Notes, Ser. A,
                8.90%, due 1/21/02                             Baa2          BBB                         2,956              2,956
            945 Century Communications Corp.,
                Senior Notes, 9.75%,
                due 2/15/02                                     B1           BB-                           958                958
            900 Ford Motor Credit Co., Global
                Bonds, 6.50%, due 2/28/02                       A1            A                            896                896
            900 Comdisco, Senior Notes, 7.25%,
                due 9/1/02                                     Baa1         BBB+                           894                894
          3,195 Crown Cork & Seal Co., Inc.,
                Notes, 7.125%, due 9/1/02                      Baa2          BBB                         3,171              3,171
          2,280 Fort James Corp., Senior
                Notes, 6.50%, due 9/15/02                      Baa2          BBB                         2,247              2,247
          2,460 Conseco Inc., Notes, 8.50%,
                due 10/15/02                                   Ba1          BBB+                         2,468              2,468


                                                                 78

          1,375 American Standard Inc., Senior
                Notes, 7.125%, due 2/15/03                     Ba3           BB-                         1,303              1,303
          1,000 Safeway Inc., Medium-Term
                Notes, 8.57%, due 4/1/03                       Baa2          BBB                         1,038              1,038
          3,360 Stewart Enterprises, Inc.,
                Notes, 6.40%, due 5/1/03                       Baa3          BBB                         3,306              3,306
             60 Core-Mark International, Inc.,
                Senior Subordinated Notes,
                11.375%, due 9/15/03                            B3            B                             58                 58
          2,555 Akzo Nobel Inc., Guaranteed
                Notes, 6.00%, due 11/15/03                      A2            A                          2,438              2,438
            705 Loomis Fargo & Co., Senior
                Subordinated Notes, 10.00%,
                due 1/15/04                                     B3            B                            689                689
          1,740 PDVSA Finance Ltd., Notes,
                8.75%, due 2/15/04                              A3                                       1,701              1,701
            660 EOP Operating Limited
                Partnership, Notes, 6.625%,
                due 2/15/05                                    Baa1         BBB+                           625                625
            975 WestPoint Stevens Inc., Senior
                Notes, 7.875%, due 6/15/05                     Ba3           BB                            914                914
          4,200 Heritage Media Corp., Senior
                Subordinated Notes, 8.75%,
                due 2/15/06                                     B1           BB+                         4,273              4,273
            735 Calpine Corp., Senior Notes,
                7.625%, due 4/15/06                            Ba1           BB+                           689                689
            325 Jones Apparel Group, Senior
                Notes, 7.875%, due 6/15/06                     Baa2         BBB-                           321                321
            400 Printpack, Inc., Senior
                Subordinated Notes, Ser. B,
                10.625%, due 8/15/06                           Caa1           B                            374                374
          2,825 Time Warner Inc., Notes,
                8.11%, due 8/15/06                             Baa3          BBB                         2,935              2,935
            680 Newport News Shipbuilding
                Inc., Senior Subordinated
                Notes, 9.25%, due 12/1/06                       B1           B+                            699                699
            910 GFSI Inc., Senior Subordinated
                Notes, 9.625%, due 3/1/07                       B3           B-                            689                689
            300 French Fragrances, Inc.,
                Senior Notes, Ser. B,
                10.375%, due 5/15/07                            B2           B+                            269                269
          1,685 Owens-Illinois, Inc., Senior
                Debentures, 8.10%,
                due 5/15/07                                    Ba1           BB+                         1,616              1,616


                                                                 79

            250 Safety Components
                International, Inc., Senior
                Subordinated Notes, 10.125%,
                due 7/15/07                                     B3           B-                            163                163
            880 HydroChem Industrial Services,
                Inc., Senior Subordinated
                Notes, Ser. B, 10.375%,
                due 8/1/07                                     Caa1          B-                            767                767
          2,000 Interpool, Inc., Notes, 7.20%,
                due 8/1/07                                     Ba1           BB+                         1,703              1,703
            400 NBTY, Inc., Senior
                Subordinated Notes, Ser. B,
                8.625%, due 9/15/07                             B1           B+                            334                334
          1,000 Thiokol Corp., Senior Notes,
                6.625%, due 3/1/08                             Baa3          BBB                           921                921
            160 APCOA, Inc., Senior
                Subordinated Notes, 9.25%,
                due 3/15/08                                    Caa1          B-                            148                148
            610 IMPAC Group, Inc., Senior
                Subordinated Notes, 10.125%,
                due 3/15/08                                     B3           B-                            546                546
            470 Trans-Resources, Inc., Senior
                Notes, Ser. B, 10.75%,
                due 3/15/08                                     B3           B-                            422                422
            300 Columbus McKinnon Corp.,
                Senior Subordinated Notes,
                8.50%, due 4/1/08                               B2            B                            272                272
            160 Great Central Mines Ltd.,
                Senior Notes, 8.875%,
                due 4/1/08                                     Ba2           BB                            142                142
          1,000 Global Crossing Holdings Ltd.,
                Senior Notes, 9.625%,
                due 5/15/08                                    Ba2           BB                          1,010              1,010
            450 Home Products International,
                Inc., Senior Subordinated
                Notes, 9.625%, due 5/15/08                      B3            B                            399                399
            205 KinderCare Learning Centers,
                Inc., Senior Subordinated
                Notes, Ser. B, 9.50%,
                due 2/15/09                                     B3           B-                            193                193
          1,500 Liberty Media Group, Notes,
                7.875%, due 7/15/09                            Baa3         BBB-                         1,506              1,506
            500 Garden State Newspapers, Inc.,
                Senior Subordinated Notes,
                Ser. B, 8.625%, due 7/1/11                      B1           B+                            450                450
                                                                                                           ---                ---


                                                                 80

                TOTAL CORPORATE DEBT SECURITIES
                 (COST $90,976)                                                                         88,101             88,101
                                                                                                        ------             ------

                FOREIGN SECURITIES (5.8%)
      CAD 5,665 Canadian Government, 5.00%,
                due 12/1/00                                    Aaa           AAA                         3,823              3,823
     SEK 41,100 Kingdom of Sweden, 13.00%,
                due 6/15/01                                    Aaa           AAA                         5,637              5,637
     AUD 10,100 Asian Development Bank,
                5.375%, due 9/15/03                            Aaa           AAA                         6,140              6,140
                                                                                                         -----              -----

                TOTAL FOREIGN SECURITIES (COST $16,055)                                                 15,600             15,600
                                                                                                        ------             ------

                TOTAL INVESTMENTS (101.5%)
                (COST $281,010)                                                                      $ 274,289           $274,289
                                                                                                     =========           ========

(a) The proposed reorganization contemplates the merger of the funds and the redemption in kind of the surviving fund's interest in the Limited Maturity Bond
Portfolio. Because liabilities exceeded assets other than Investments at the Portfolio level, certain of the investments being transferred would have been liquidated.

Municipal Money Portfolio
Pro Forma Combining Schedule of Investments
October 31, 1999 (unaudited)


                                                                          Value
                                                                          (000's
                                                                          omitted)


                                                                          As
                                                                          Reported                             Pro Forma
                                                                          --------                             ---------


Principal Amount (000's                                                   Funds-
omitted)                                                                  Municipal          Adjustments (a)   Municipal Money Fund
                                                                          Money
                                                                          Fund
                        Investment in Portfolio                               $ 293,992       $     (293,992)   $         0



                        Investment in unaffiliated issuers and
                        non-controlled affiliated issuers

                                                                         Rating
                                                                     Moody's    S&P
                        TAX-EXEMPT
                        SECURITIES -- PRE-REFUNDED
                        BACKED BY U.S. GOVERNMENT
                        SECURITIES (7.4%)

          $        1,500Baltimore (MD) Wtr. Util. Rev.
                        (Wtr. Proj.), Ser. 1990 A,
                        6.50%, due 7/1/20 P/R 7/1/00                                          $      1,525      $     1,525
                   1,000Clark Co. (NV) Sch. Dist.
                        G.O., Ser. 1990, 7.50%,
                        due 5/1/04 P/R 5/1/00                                                        1,038            1,038
                   2,000Grapevine-Colleyville (TX)
                        Independent Sch. Dist. G.O.,
                        Ser. 1989, 6.60%, due 8/15/02
                        P/R 8/15/00                                                                  2,046            2,046
                   3,000Maryland St. Hlth. & Higher
                        Ed. Fac. Au. Rev. (Francis
                        Scott Key Med. Ctr.),
                        Ser. 1990, 6.75%, due 7/1/23
                        P/R 7/1/00                                                                   3,122            3,122
                   2,000Massachusetts Wtr. Res. Au.


                                                                 82

                        Rev., Ser. 1990 A, 6.00%,
                        due 4/1/20 P/R 4/1/00                                                        2,019            2,019
                   2,000Mobile Co. (AL) G.O.,
                        Ser. 1991, 6.70%, due 2/1/11
                        P/R 2/1/00                                                                   2,057            2,057
                   1,000New Hampshire Cap. Imp. G.O.,
                        Ser. 1989, 6.50%, due 12/1/09
                        P/R 1/15/00                                                                  1,026            1,026
                   1,500Pennsylvania Higher Ed. Fac.
                        Au. Rev., Ser. 1990 D, 7.15%,
                        due 6/15/15 P/R 6/15/00                                                      1,534            1,534
                   1,150Rhode Island & Providence
                        Plantations Cons. Cap. Dev.
                        Loan G.O., Ser. 1991 B, 6.00%,
                        due 5/15/02 P/R 5/15/00                                                      1,187            1,187
                   2,000South Carolina Cap. Imp. G.O.,
                        Ser. 1991 W, 5.75%,
                        due 5/1/06 P/R 5/1/00                                                        2,063            2,063
                   1,000Washington Co. (PA) Au. Muni.
                        Fac. Lease Rev. (Shadyside
                        Hosp. Proj.), Ser. 1985 C-1B,
                        7.38%, due 12/15/09 P/R 6/15/00                                              1,054            1,054
                   3,000Washington St. G.O.,
                        Ser. 1990 B, 6.80%,
                        due 8/1/04 P/R 8/1/00                                                        3,065            3,065
                                                                                             --------------     ------------

                                                                                                    21,736           21,736
                                                                                             --------------     ------------

                        TAX-EXEMPT
                        SECURITIES -- ESCROWED IN U.S.
                        GOVERNMENT SECURITIES (2.4%)
                   1,225Milwaukee (WI) Metro. Swr.
                        Dist. G.O., Ser. 1990 A,
                        6.70%, due 10/1/00                                                           1,257            1,257
                   1,200Milwaukee Co. (WI) Corp. Purp.
                        G.O., Ser. 1993 A, 4.60%,
                        due 12/1/99                                                                  1,201            1,201
                   1,000New York St. Pwr. Au. Gen.
                        Purp. Rev., Ser. 1991 Z,
                        5.85%, due 1/1/00                                                            1,005            1,005
                   2,625Pennsylvania Convention Ctr.
                        Au. Rev., Ser. 1989 A, 6.60%,
                        due 9/1/00                                                                   2,689            2,689
                   1,000Texas Muni. Pwr. Agcy. Ref.


                                                                 83

                        Rev., Ser. 1992, 5.50%,
                        due 9/1/00                                                                   1,013            1,013
                                                                                             --------------     ------------

                                                                                                     7,165            7,165
                                                                                             --------------     ------------

                        MUNICIPAL NOTES (2.2%)
                   1,000Louisiana Pub. Fac. Au.
                        Advance Funding Notes,
                        Ser. 1999 B, 4.25%,
                        due 10/24/00                                        SP-1+                    1,004            1,004
                   2,500Racine Co. (WI) Unified Sch.
                        Dist. TRANS, 3.60%,
                        due 7/6/00                                 MIG 1                             2,502            2,502
                   1,000Rockdale Co. (GA) Wtr. & Swr.
                        Au. Cap. Outlay Notes, 3.75%,
                        due 12/15/99                               MIG 1                             1,000            1,000
                   2,000Texas TRANS, Ser. 1999 A,
                        4.50%, due 8/31/00                         VMIG 1   SP-1+                    2,013            2,013
                                                                                             --------------     ------------

                                                                                                     6,519            6,519
                                                                                             --------------     ------------

                        TAX-EXEMPT SECURITIES --BACKED
                        BY LETTERS OF CREDIT (1.4%)
MORGAN GUARANTY TRUST CO.
                   3,000Chicago (IL) G.O., Ser. 1998,
                        3.75%, due 1/31/00 Putable 12/1/99         VMIG 1   A-1+                     3,000            3,000
STATE STREET BANK AND TRUST COMPANY
                   1,000Rhode Island Std. Loan Au.
                        Prog. Rev., Ser. 1996-1,
                        3.60%, due 6/1/26 Putable 6/1/00                    A-1+                     1,000            1,000
                                                                                             --------------     ------------

                                                                                                     4,000            4,000
                                                                                             --------------     ------------

                        TAX-EXEMPT SECURITIES --BACKED
                        BY INSURANCE (4.3%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.
                   1,000Anchorage (AK) Sch. G.O.,
                        Ser. 1996 A, 5.50%,
                        due 8/1/00                                                                   1,013            1,013
                   2,000Atlanta (GA) Sales Tax Rev.
                        (Metro. Atlanta Rapid Transit
                        Au.), Ser. 1993 A, 4.90%,
                        due 7/1/00                                          A-1+                     2,021            2,021
                   1,250Franklin & Pickaway Cos. (OH)


                                                                 84

                        South-Western City Sch. Dist.
                        Sch. Bldg. Construction
                        Unlimited Tax G.O., 3.00%,
                        due 12/1/99                                                                  1,250            1,250
                   1,000Lower Colorado River (TX) Au.
                        Priority Ref. Rev., Ser. 1991
                        A, 6.375%, due 1/1/00                               A-1+                     1,005            1,005
                   3,330Missouri Cert. of
                        Participation (Bonne Terre
                        Prison Proj.), Ser. 1999 A,
                        4.25%, due 6/1/00                                                            3,348            3,348
FINANCIAL GUARANTY INSURANCE CO.
                   1,000Clark Co. (NV) Sch. Dist. Sch.
                        Imp. Ltd. Tax G.O.,
                        Ser. 1996, 6.50%, due 6/15/00                                                1,019            1,019
                   1,000Connecticut Spec. Assessment
                        Unemployment Comp. Adv. Fund
                        Rev., Ser. 1993 C, 3.38%,
                        due 11/15/01 Putable 7/1/00                VMIG 1   A-1+                     1,000            1,000
MUNICIPAL BOND INVESTORS ASSURANCE CORP.
                   1,000New Mexico St. Univ. Ref. &
                        Imp. Rev., Ser. 1998, 3.95%,
                        due 4/1/00                                                                   1,002            1,002
                   1,000Portland (OR) Swr. Sys. Rev.,
                        Ser. 1998 A, 5.00%,
                        due 6/1/00                                                                   1,008            1,008
                                                                                             --------------     ------------

                                                                                                    12,666           12,666
                                                                                             --------------     ------------

                        TAX-EXEMPT SECURITIES -- OTHER (8.3%)
                   1,000Albuquerque (NM) G.O.,
                        Ser. 1994 A, 4.70%,
                        due 7/1/00                                                                   1,009            1,009
                   1,585Arlington (TX) Perm. Imp.
                        G.O., Ser. 1999, 4.00%,
                        due 8/15/00                                                                  1,591            1,591
                   1,125Commonwealth of Virginia G.O.,
                        Ser. 1999, 4.75%, due 6/1/00                                                 1,131            1,131
                   1,000Cook Co. (IL) Metro. Wtr.
                        Reclamation Dist. of Greater
                        Chicago Ref. G.O., Ser. 1997,
                        4.15%, due 12/1/99                                                           1,001            1,001
                   1,000Fort Worth (TX) Tarrant &



                                                                 85

                        Denton Cos. Gen. Purp. Ref.
                        G.O., Ser. 1996 A, 5.50%,
                        due 3/1/00                                                                   1,008            1,008
                   1,000Fulton Co. (GA) Sch. Dist.
                        G.O., Ser. 1991, 5.80%,
                        due 5/1/00                                                                   1,012            1,012
                   1,500Georgia St. G.O., Ser. 1991 A,
                        7.70%, due 2/1/00                                                            1,514            1,514
                   1,315Horry Co. (SC) Sch. Dist.
                        G.O., Ser. 1999 B, 4.50%,
                        due 3/1/00                                                                   1,319            1,319
                   1,200Kansas Dept. of Trans. Hwy.
                        Rev., Ser. 1992, 5.90%,
                        due 3/1/00                                                                   1,211            1,211
                   1,000Minnesota St. Var. Purp. Ref.
                        G.O., 4.50%, due 6/1/00                                                      1,005            1,005
                   3,000Minnesota Tax & Aid
                        Anticipation Borrowing Prog.
                        Cert. of Participation Tax
                        Anticipation G.O., Ser. 1999
                        A, 3.00%, due 2/3/00                       MIG 1                             3,000            3,000
                   1,500Nashville & Davidson Co. (TN)
                        Metro. Gov't. Multi-Purp. Imp.
                        G.O., Ser. 1997 A, 5.125%,
                        due 11/15/99                                                                 1,501            1,501
                   3,000Oklahoma Wtr. Res. Board Rev.
                        (Std. Loan Prog.), Ser. 1999,
                        3.60%, due 9/1/32 Putable 3/1/2000                  A-1+                     3,000            3,000
                   1,235South Carolina Cap. Imp. G.O.,
                        Ser. 1991 W, 6.00%,
                        due 5/1/00                                                                   1,251            1,251
                   2,000Tempe (AZ) Excise Tax Rev.,
                        Ser. 1999 A, 3.75%,
                        due 7/1/00                                 MIG 1    SP-1+                    2,003            2,003
                   1,995Virginia Beach (VA) Pub. Imp.
                        G.O., Ser. 1991 A, 6.30%,
                        due 3/1/00                                                                   2,011            2,011
                                                                                             --------------     ------------

                                                                                                    24,567           24,567
                                                                                             --------------     ------------

                        TAX-EXEMPT CASH EQUIVALENT
                        SECURITIES (13.8%)
                     300Berkeley Co. (SC) Fac. Ind.
                        Rev. (Amoco Chemical Co.
                        Proj.), Ser. 1997, 3.60%, VRDN

                                                                 86

                        due 4/1/27                                 VMIG 1   A-1+                       300              300
                   9,700Blytheville (AR) IDR (Nucor
                        Corp. Proj.), Ser. 1998,
                        3.55%, VRDN due 6/1/28                      P-1     A-1+                     9,700            9,700
                   1,500Carlton (WI) PCR (Wisconsin
                        Pwr. & Lt. Co. Proj.),
                        Ser. 1988, 3.55%, VRDN
                        due 8/1/15                                 VMIG 1                            1,500            1,500
                   5,300Commonwealth of Massachusetts
                        Ref. G.O., Ser. 1998 A, 3.40%,
                        VRDN due 9/1/16                            VMIG 1   A-1+                     5,300            5,300
                   1,500Decatur (AL) IDB Solid Waste
                        Disp. Rev. (Amoco Chemical Co.
                        Proj.), Ser. 1995, 3.60%, VRDN
                        due 5/1/25                                 VMIG 1                            1,500            1,500
                   1,000Delaware Co. (PA) IDA Res.
                        Rec. Fac. Ref. Rev. (Gen.
                        Elec. Cap. Corp.), Ser. 1997
                        G, 3.40%, VRDN due 12/1/31                          A-1+                     1,000            1,000
                   1,900Gulf Coast (TX) Waste Disp.
                        Au. Env. Fac. Rev. (Bayer
                        Corp. Proj.), Ser. 1997,
                        3.60%, VRDN due 5/1/27                      P-1     A-1+                     1,900            1,900
                   1,900Harris Co. (TX) IDC Solid
                        Waste Disp. Rev. (Exxon
                        Proj.), Ser. 1997, 3.60%, VRDN
                        due 4/1/32                                 VMIG 1   A-1+                     1,900            1,900
                     200Hurley (NM) PCR (Kennecott
                        Sante Fe Corp. Proj.), 3.50%,
                        VRDN due 12/1/15                            P-1     A-1+                       200              200
                     850Lincoln Co. (WY) PCR (Exxon
                        Proj.), Ser. 1987 A, 3.60%,
                        VRDN due 7/1/17                             P-1     A-1+                       850              850
                   1,000Madison Co. (IL) Env. Imp.
                        Rev. (Shell Wood River
                        Refining Co. Proj.),
                        Ser. 1997 A, 3.60%, VRDN
                        due 3/1/33                                 VMIG 1   A-1+                     1,000            1,000
                   2,000Nueces Co. (TX) Port of Corpus
                        Christi Au. Solid Waste Disp.
                        Ref. Rev. (Koch Refining Co.,
                        L.P. Proj.), Ser. 1996, 3.55%,
                        VRDN due 5/1/26                            VMIG 1   A-1+                     2,000            2,000
                     600Parish of St. Charles (LA) PCR

                                                                 87

                        (Shell Oil Co. Norco Proj.),
                        Ser. 1991, 3.60%, VRDN
                        due 11/1/21                                VMIG 1   A-1+                       600              600
                   1,900Parish of St. Charles (LA) PCR
                        (Shell Oil Co. Norco Proj.),
                        Ser. 1993, 3.60%, VRDN
                        due 9/1/23                                 VMIG 1   A-1+                     1,900            1,900
                     100Parish of St. Charles (LA)
                        Ref. PCR (Shell Oil Co.
                        Proj.), Ser. 1992 B, 3.45%,
                        VRDN due 10/1/22                           VMIG 1   A-1+                       100              100
                   8,000Rhode Island & Providence
                        Plantations G.O., 3.45%, VRDN
                        due 6/1/18                                 VMIG 1   A-1+                     8,000            8,000
                     800San Antonio (TX) Higher Ed.
                        Au. Inc. Ref. Rev. (Trinity
                        Univ. Proj.), Ser. 1993,
                        3.50%, VRDN due 4/1/04                              A-1+                       800              800
                   1,600Southwestern (IL) Dev. Au.
                        Solid Waste Disp. Rev. (Shell
                        Oil Co. Wood River Proj.),
                        Ser. 1991, 3.60%, VRDN
                        due 8/1/21                                 VMIG 1   A-1+                     1,600            1,600
                     100Southwestern (IL) Dev. Au.
                        Solid Waste Disp. Rev. (Shell
                        Oil Co. Wood River Proj.),
                        Ser. 1992, 3.60%, VRDN
                        due 4/1/22                                 VMIG 1   A-1+                       100              100
                     300Sublette Co. (WY) PCR (Exxon
                        Proj.), Ser. 1984, 3.50%,
                        VRDN due 11/1/14                            P-1     A-1+                       300              300
                     150Uinta Co. (WY) PCR (Chevron
                        U.S.A. Inc. Proj.),
                        Ser. 1997, 3.50%, VRDN
                        due 4/1/10                                  P-1                                150              150
                                                                                             --------------     ------------

                                                                                                    40,700           40,700
                                                                                             --------------   - ------------

                        TAX-EXEMPT CASH EQUIVALENT
                        SECURITIES -- BACKED BY
                        LETTERS OF CREDIT (50.2%)
ABN AMRO BANK NV
                     200Long Island (NY) Pwr. Au.
                        Elec. Sys. Subordinated Rev.,



                                                                 88

                        Ser. 1998-6, 3.65%, VRDN
                        due 5/1/33                                 VMIG 1   A-1+                       200              200
                   5,000Phenix City (AL) IDB Env. Imp.
                        Rev. (Mead Coated Board
                        Proj.), Ser. 1988, 3.50% &
                        3.65%, TECP due 11/15/99 & 2/10/00          P-1                              5,000            5,000
                   5,000Southern Minnesota (MN) Muni.
                        Pwr., Ser. 1995 B, 3.65%, TECP
                        due 2/7/00                                  P-1     A-1+                     5,000            5,000
BANK OF AMERICA
                   1,200Calhoun Co. (TX) Navigation
                        IDA Port Rev. (Formosa
                        Plastics Corp., Texas Proj.),
                        Ser. 1994, 3.60%, VRDN
                        due 11/1/15                                VMIG 1                            1,200            1,200
                   2,400Florida Hsg. Fin. Corp. Rev.
                        (The Club at Vero Arpt.
                        Proj.), Ser. 1998 E, 3.40%,
                        VRDN due 6/1/17                                     A-1+                     2,400            2,400
                   4,500Utah Intermountain Pwr. Agcy.
                        Pwr. Supply Rev., 3.40% &
                        3.50%, TECP due 11/9/99 & 11/17/99                   A-1                     4,500            4,500
BANK OF MONTREAL
                     100Port of Portland (OR) Spec.
                        Oblig. Rev. (Horizon Air Ind.,
                        Inc. Proj.), Ser. 1997, 3.70%,
                        VRDN due 6/15/27                                    A-1+                       100              100
BANK OF NOVA SCOTIA
                   2,204Harris Co. (TX) Lien Rev.,
                        Ser. 1998 D, 3.40%, TECP
                        due 11/3/99                                 P-1     A-1+                     2,204            2,204
BANK OF SCOTLAND
                   5,755Loudoun Co. (VA) IDA
                        Residential Care Fac. Ref.
                        Rev. (Falcons Landon Proj.),
                        Ser. 1998, 3.50%, VRDN
                        due 11/1/28                                VMIG 1                            5,755            5,755
BANK ONE
                     100Indiana Emp. Dev. Comm. Econ.
                        Dev. Rev. (K & F Ind., Inc.
                        Proj.), Ser. 1988, 3.65%, VRDN
                        due 1/1/14                                 VMIG 1                              100              100
BANQUE NATIONALE DE PARIS
                   2,500St. Clair Co. (AL) IDB Ind.



                                                                 89

                        Rev. (Nat'l. Cement Co. Inc.,
                        Proj.), Ser. 1985, 3.50%, VRDN
                        due 3/1/05                                           A-1                     2,500            2,500
BARCLAYS BANK INT'L., LTD.
                     800Michigan St. Strategic Fund
                        Ltd. Oblig. Rev., 3.50%, VRDN
                        due 9/1/30                                  P-1     A-1+                       800              800
                   2,500Michigan St. Strategic Fund
                        Solid Waste Disp. Rev.
                        (Grayling Generating Proj.),
                        Ser. 1990, 3.50%, VRDN
                        due 1/1/14                                 VMIG 1                            2,500            2,500
                   1,000Peninsula Ports (VA) Coal
                        Term. Ref. Rev. (Dominion
                        Term. Assoc. Proj.), 3.45%,
                        TECP due 1/18/00                            P-1                              1,000            1,000
BAYERISCHE LANDESBANK GIROZENTRALE
                   7,200Denver (CO) City & Co. Arpt.
                        Sys. Sub. Rev., 3.40%-3.55%,
                        TECP due 11/10/99-2/9/00                   VMIG 1   A-1+                     7,200            7,200
                   1,000Emmaus (PA) Gen. Au. Local
                        Gov't. Rev., Ser. 1989 F-13,
                        3.55%, VRDN due 3/1/24                              A-1+                     1,000            1,000
CANADIAN IMPERIAL BANK OF COMMERCE
                   3,500Lake Charles (LA) Harbor &
                        Term. Dist. Rev. (Reynolds
                        Metals Co. Proj.), Ser. 1990,
                        3.50%, VRDN due 5/1/06                              A-1+                     3,500            3,500
                   3,900Louisa Co. (IA) Customized
                        Purchase Ref. PCR
                        (Iowa-Illinois Gas & Elec. Co.
                        Proj.), Ser. 1987, 3.60%,
                        VRDN due 3/1/17                                      A-1                     3,900            3,900
CHASE MANHATTAN BANK, N.A.
                   2,000Brazoria Co. (TX) Hlth. Fac.
                        Dev. Corp. Hosp. Rev.
                        (Brazosport Mem. Hosp.),
                        Ser. 1999, 3.55%, VRDN
                        due 7/1/13                                 VMIG 1                            2,000            2,000
                   1,935Douglas Co. (GA) Dev. Au. IDR
                        (Whirlwind Steel Bldg., Inc.
                        Proj.), Ser. 1997, 3.65%, VRDN
                        due 12/1/12                                VMIG 1    A-1                     1,935            1,935
                     910Virginia Small Bus. Fin. Au.



                                                                 90

                        IDR (Coral Graphic Svc., Inc.
                        Proj.), Ser. 1998, 3.65%, VRDN
                        due 1/1/13                                 VMIG 1    A-1                       910              910
CITIBANK, N.A
                   1,100Austin Co. (TX) Ind. Dev.
                        Corp. IDR (Justin Ind., Inc.
                        Proj.), Ser. 1984, 3.50%, VRDN
                        due 12/1/14                                 P-1                              1,100            1,100
CREDIT COMMERCIAL DE FRANCE
                     200Elkhart Co. (IN) Econ. Dev.
                        Rev. (Pace Amer. Inc. Proj.),
                        3.65%, VRDN due 1/1/13                     VMIG 1                              200              200
                   2,700South Carolina Jobs Econ. Dev.
                        Au. Rev. (Florence RHF Hsg.,
                        Inc. Proj.), Ser. 1987 A,
                        3.60%, VRDN due 11/7/07                     P-1                              2,700            2,700
                     430South Carolina Jobs Econ. Dev.
                        Au. Rev. (Osmose Wood
                        Preserving), Ser. 1989 B,
                        3.70%, VRDN due 12/1/04                     P-1                                430              430
                     100South Carolina Jobs Econ. Dev.
                        Au. Rev. (Su-Dan Co. & Delta
                        Prop.), Ser. 1989 A, 3.80%,
                        VRDN due 1/1/04                            VMIG 1                              100              100
CREDIT LOCAL DE FRANCE
                   2,320Elmhurst (IL) Rev. (Joint
                        Comm. Accreditation),
                        Ser. 1988, 3.50%, VRDN
                        due 7/1/18                                 VMIG 1   A-1+                     2,320            2,320
CREDIT SUISSE
                   1,300Chattanooga (TN) Ind. Dev.
                        Board IDR (Market Street Ltd.
                        Proj.), 3.50%, VRDN
                        due 12/15/12                                        A-1+                     1,300            1,300
                   3,000Emery Co. (UT) Ref. PCR
                        (PacifiCorp Proj.),
                        Ser. 1991, 3.45%, VRDN
                        due 7/1/15                                 VMIG 1   A-1+                     3,000            3,000
                     200Montgomery Co. (TX) Ind. Dev.
                        Corp. IDR (Dal-Tile Corp.
                        Proj.), Ser. 1986 B, 3.70%,
                        VRDN due 12/1/03                                    A-1+                       200              200
                   1,000Texas Capital Hlth. Fac. Dev.
                        Corp. (Island on Lake Travis



                                                                 91

                        Ltd. Proj.), Ser. 1986, 3.55%,
                        VRDN due 12/1/16                                    A-1+                     1,000            1,000
DEUTSCHE BANK AG
                     400Florence Co. (SC) Solid Waste
                        Disp. & Wastewater Treatment
                        Fac. Rev. (Roche Carolina Inc.
                        Proj.), Ser. 1998, 3.60%, VRDN
                        due 4/1/28                                          A-1+                       400              400
                     900Hapeville (GA) Dev. Au. IDR
                        (Hapeville Hotel Ltd.
                        Partnership Proj.),
                        Ser. 1985, 3.55%, VRDN
                        due 11/1/15                                 P-1                                900              900
                     400Louisiana Pub. Fac. Au. IDR
                        (Kenner Hotel L.P. Proj.),
                        Ser. 1985, 3.55%, VRDN
                        due 12/1/15                                 P-1                                400              400
FIRST OF AMERICA BANK
                     845Michigan St. Hosp. Fin. Au.
                        Rev. Hosp. Equip. Loan Prog.
                        Rev., Ser. A, 3.52%, VRDN
                        due 12/1/23                                VMIG 1                              845              845
FIRST NATIONAL BANK OF CHICAGO
                   1,400Indiana Hlth. Fac. Fin. Au.
                        Hosp. Rev. (Deaconess Hosp.,
                        Inc.), Ser. 1992, 3.50%, VRDN
                        due 1/1/22                                 VMIG 1                            1,400            1,400
                   2,600Maryland St. Hlth. & Higher
                        Ed. Fac. Au. Rev. (Pooled Loan
                        Prog.), Ser. 1985 B, 3.45%,
                        VRDN due 4/1/35                            VMIG 1                            2,600            2,600
                     100Massachusetts Hlth. & Ed. Fac.
                        Au. Rev. (Cap. Asset Prog.),
                        Ser. 1985 E, 3.50%, VRDN
                        due 1/1/35                                 VMIG 1                              100              100
                   4,000Stevenson (AL) IDB Env. Imp.
                        Rev. (Mead Corp. Proj.),
                        Ser. 1998 B, 3.60%, VRDN
                        due 4/1/33                                          A-1+                     4,000            4,000
FIRST UNION NATIONAL BANK
                     300Jackson-Union Cos. (IL) Reg.
                        Port Dist. Port Fac. Ref. Rev.
                        (Enron Trans. Svc., L.P.
                        Proj.), Ser. 1994, 3.52%,



                                                                 92

                        VRDN due 4/1/24                                      A-1                       300              300
                   1,000Monroe Co. (NY) IDA Rev.
                        (Collegiate Hsg. Foundation,
                        Inc. Fac. at Rochester
                        Institute of Technology),
                        Ser. 1998 A, 3.45%, VRDN
                        due 10/1/28                                VMIG 1                            1,000            1,000
                   1,200Wake Co. (NC) Ind. Fac. &
                        Poll. Ctrl. Fin. Au. PCR
                        (Carolina Pwr. & Lt. Co.
                        Proj.), Ser. 1987, 3.65%,
                        VRDN due 3/1/17                            VMIG 1                            1,200            1,200
                   2,000Washington Co. (PA) Au. Lease
                        Rev. (Higher Ed. Pooled Equip.
                        Leasing Prog.), Ser. 1985 A,
                        3.60%, VRDN due 11/1/05                    VMIG 1                            2,000            2,000
GENERAL ELECTRIC CAPITAL CORP.
                     790New Hampshire Hsg. Fin. Au.
                        Multi-Family Hsg. Rev.
                        (Countryside L.P. Proj.),
                        Ser. 1994, 3.65%, VRDN
                        due 7/1/24                                 VMIG 1                              790              790
HARRIS TRUST AND SAVINGS BANK
                     600Illinois Dev. Fin. Au. IDR
                        (Grayhill, Inc. Proj.),
                        Ser. 1995 C, 3.60%, VRDN
                        due 2/1/05                                          A-1+                       600              600
                     400Illinois Dev. Fin. Au. IDR
                        (Overton Gear & Tool Corp.
                        Proj.), Ser. 1994, 3.60%, VRDN
                        due 10/1/08                                         A-1+                       400              400
LANDESBANK HESSEN-THUERINGEN GIROZENTRALE
                     900Southwest (TX) Higher Ed. Au.
                        Inc. Ref. Rev. (Southern
                        Methodist Univ. Proj.),
                        Ser. 1985, 3.55%, VRDN
                        due 7/1/15                                 VMIG 1                              900              900
MORGAN GUARANTY TRUST CO.
                     100Grapevine (TX) IDC Rev.
                        (American Airlines, Inc.
                        Proj.), Ser. 1984 B3, 3.65%,
                        VRDN due 12/1/24                            P-1                                100              100
                     340Harris Co. (TX) Hlth. Fac.
                        Dev. Corp. Rev. (St. Lukes


                                                                 93

                        Episcopal Hosp.), Ser. 1997 B,
                        3.65%, VRDN due 6/15/27                             A-1+                       340              340
                   1,500Jacksonville (FL) Elec. Au.
                        Rev., 3.50%, TECP due 11/4/99               P-1     A-1+                     1,500            1,500
                   2,800Maricopa Co. (AZ) Poll. Ctrl.
                        Corp. PCR (Arizona Pub. Svc.
                        Co. Palo Verde Proj.),
                        Ser. 1994 B, 3.50%, VRDN
                        due 5/1/29                                  P-1     A-1+                     2,800            2,800
                     200New York St. Energy Research &
                        Dev. Au. PCR (NYS Elec. &
                        Gas), Ser. 1994 C, 3.60%, VRDN
                        due 6/1/29                                 VMIG 1   A-1+                       200              200
                     300New York St. Job Dev. Au.
                        Spec. Purp. Rev., Ser. 1988,
                        3.60%, VRDN due 3/1/03                     VMIG 1   A-1+                       300              300
                   1,000North Carolina Catawba Elec.
                        Muni. Pwr. Agcy. Rev., 3.65%,
                        TECP due 11/30/99                           P-1     A-1+                     1,000            1,000
                     500Princeton (IN) Ref. PCR (PSI
                        Energy Inc., Proj.),
                        Ser. 1997, 3.55%, VRDN
                        due 4/1/22                                 VMIG 1   A-1+                       500              500
                   3,000Utah Intermountain Pwr. Agcy.
                        Pwr. Supply Rev., 3.50%, TECP
                        due 11/3/99                                          A-1                     3,000            3,000
NATIONAL WESTMINSTER BANK PLC
                     300Marion Co. (WV) Comm. Solid
                        Waste Disp. Fac. Rev. (Grant
                        Town Cogeneration Proj.),
                        Ser. 1990 A, 3.55%, VRDN
                        due 10/1/17                                VMIG 1   A-1+                       300              300
                     300Marion Co. (WV) Comm. Solid
                        Waste Disp. Fac. Rev. (Grant
                        Town Cogeneration Proj.),
                        Ser. 1990 D, 3.55%, VRDN
                        due 10/1/17                                VMIG 1   A-1+                       300              300
                   3,800Venango (PA) IDA Res. Rec.
                        Rev. (Scrubgrass Proj.),
                        Ser. 1990 B, 3.70%, TECP
                        due 3/13/00                                         A-1+                     3,800            3,800
NATIONSBANK N.A.
                     600Des Moines (IA) Arpt. Rev.,
                        4.05%, TECP due 3/14/00                     P-1                                600              600


                                                                 94

NORTHERN TRUST CO.
                   1,165Illinois Hlth. Fac. (Rush
                        Presbyterian St. Lukes) Rev.,
                        Ser. 1996 B, 3.55%, TECP
                        due 11/15/99                               VMIG 1   A-1+                     1,165            1,165
NORWEST BANK
                     800New Ulm (MN) Hosp. Ref. Rev.
                        (Hlth. Central Sys. Proj.),
                        Ser. 1985, 3.45%, VRDN
                        due 8/1/14                                          A-1+                       800              800
PNC BANK N.A.
                   1,000Rockport (IN) Rev. (AK Steel
                        Corp. Proj.), Ser. 1997 A,
                        3.55%, VRDN due 12/1/27                     P-1      A-1                     1,000            1,000
RABOBANK NEDERLAND
                   1,500Henderson Co. (KY) Solid Waste
                        Disp. Rev. (Hudson Foods, Inc.
                        Proj.), Ser. 1995, 3.60%, VRDN
                        due 3/1/15                                 VMIG 1                            1,500            1,500
SLM HOLDING CORP.
                     300Nebhelp Inc. (NE) Std. Loan
                        Prog. Rev., Ser. 1986 A,
                        3.55%, VRDN due 12/1/16                             A-1+                       300              300
                   2,200Panhandle-Plains (TX) Higher
                        Ed. Au. Inc. Std. Loan Rev.,
                        Ser. 1991 A, 3.55%, VRDN
                        due 6/1/21                                 VMIG 1                            2,200            2,200
                   1,600Panhandle-Plains (TX) Higher
                        Ed. Au. Inc. Std. Loan Rev.,
                        Ser. 1995 A, 3.55%, VRDN
                        due 6/1/25                                 VMIG 1                            1,600            1,600
SOCIETE GENERALE
                   1,500Athens-Clarke Co. (GA) Ind.
                        Dev. Au. IDR (Rhone Merieux,
                        Inc. Proj.), Ser. 1988, 3.70%,
                        TECP due 2/17/00                           VMIG 1                            1,500            1,500
                   1,900Chicago (IL) O'Hare Int'l.
                        Arpt. Spec. Fac. Rev.
                        (Compagnie Nationale Air
                        France Proj.), Ser. 1990,
                        3.60%, VRDN due 5/1/18                              A-1+                     1,900            1,900
                     200Los Angeles (CA) Reg. Arpt.
                        Imp. Corp. Term. Fac.
                        Completion Rev. (Los Angeles

                                                                 95

                        Int'l. Arpt.), Ser. 1989,
                        3.70%, VRDN due 12/1/25                             A-1+                       200              200
STATE STREET BANK AND TRUST COMPANY
                   2,000Rhode Island Std. Loan Au.
                        Prog. Rev., Ser. 1996-3,
                        3.60%, VRDN due 6/1/26                              A-1+                     2,000            2,000
SUNTRUST BANK
                   1,600Clark Co. (AR) Solid Waste
                        Disp. Rev. (Reynolds Metals
                        Co. Proj.), Ser. 1992, 3.60%,
                        VRDN due 8/1/22                             P-1     A-1+                     1,600            1,600
                   4,700Mayfield (KY) IDR (Seaboard
                        Farms of Kentucky, Inc.
                        Proj.), Ser. 1989, 3.60%, VRDN
                        due 8/1/19                                  P-1                              4,700            4,700
TORONTO DOMINION BANK
                   2,500Indiana Muni. Pwr. Agcy. Pwr.
                        Supply Sys. Ref. Rev.,
                        Ser. 1998 A, 3.50%, VRDN
                        due 1/1/18                                 VMIG 1   A-1+                     2,500            2,500
                     100New York St. Energy Research &
                        Dev. Au. PCR (Niagra Mohawk
                        Pwr. Co. Proj.), Ser. 1986 A,
                        3.60%, VRDN due 12/1/26                     P-1                                100              100
                   1,860Phenix City (AL) IDB Env. Imp.
                        Rev. (Mead Coated Board
                        Proj.), Ser. 1993 A, 3.70%,
                        VRDN due 6/1/28                                     A-1+                     1,860            1,860
                   3,500Stevenson (AL) IDB Env. Imp.
                        Rev. (Mead Corp. Proj.),
                        Ser. 1997, 3.60%, VRDN
                        due 6/1/32                                          A-1+                     3,500            3,500
                     120Wisconsin Hlth. Fac. Au. Rev.
                        (Franciscan Hlth. Care,
                        Inc.-Sys. Fin.), Ser. 1985
                        A-2, 3.50%, VRDN due 1/1/16                VMIG 1   A-1+                       120              120
UNION BANK OF SWITZERLAND
                   1,000Alaska Ind. Dev. & Export Au.
                        Fac. Rev. (Fairbanks Gold
                        Mining, Inc. Proj.),
                        Ser. 1997, 3.60%, VRDN
                        due 5/1/09                                 VMIG 1   A-1+                     1,000            1,000
                   8,489Dallas (TX) Wtr. & Swr. Rev.,
                        3.30%-3.50%, TECP


                                                                 96

                        due 12/6/99-12/15/99                        P-1     A-1+                     8,489            8,489
                   1,050Pennsylvania Energy Dev. Au.
                        Rev. (B & W Ebensburg Proj.),
                        Ser. 1986, 3.55%, VRDN
                        due 12/1/11                                VMIG 1                            1,050            1,050
                   1,200West Virginia Pub. Energy Au.
                        Rev. (Morgantown Energy Assoc.
                        Proj.), Ser. 1989 A, 3.40%,
                        TECP due 11/10/99                           P-1     A-1+                     1,200            1,200
WACHOVIA BANK & TRUST CO.
                   1,000Crossett (AR) PCR
                        (Georgia-Pacific Corp. Proj.),
                        Ser. 1984, 3.45%, VRDN
                        due 10/1/07                                 P-1                              1,000            1,000
                     300Los Angeles (CA) Reg. Arpt.
                        Imp. Corp. Lease Rev.
                        (American Airlines-Los Angeles
                        Int'l. Arpt.), Ser. 1984 D,
                        3.65%, VRDN due 12/1/24                     P-1                                300              300
                     500Morgan Co. (UT) Solid Waste
                        Disp. Rev. (Holnam Inc.
                        Proj.), Ser. 1996, 3.60%, VRDN
                        due 8/1/31                                 VMIG 1   A-1+                       500              500
                     300North Carolina Ed. Fac. Fin.
                        Agcy. Updates Rev. (Bowman
                        Gray Sch. of Medicine Proj.),
                        Ser. 1996, 3.50%, VRDN
                        due 9/1/26                                 VMIG 1                              300              300
WESTDEUTSCHE LANDESBANK GIROZENTRALE
                   1,855Clark Co. (NV) Arpt. Sys. Sub.
                        Lien Rev., Ser. 1995 A-1,
                        3.45%, VRDN due 7/1/25                     VMIG 1   A-1+                     1,855            1,855
                   3,000Dallas (TX) Area Rapid Trans.,
                        Ser. 1995 A, 3.55%, TECP
                        due 11/8/99                                 P-1     A-1+                     3,000            3,000
                     600Indianapolis (IN) Adjustable
                        Tender Res. Rec. Rev. (Ogden
                        Martin Sys. of Indianapolis,
                        Inc. Proj.), Ser. 1987, 3.60%,
                        VRDN due 12/1/16                                    A-1+                       600              600
                   1,000Port of Corpus Christi (TX)
                        Util. Sys. Rev., Ser. 1998 A,
                        3.80%, TECP due 2/8/00                      P-1                              1,000            1,000
                                                                                             --------------     ------------

                                                                 97

                                                                                                   147,468          147,468
                                                                                             --------------     ------------

                        TAX-EXEMPT CASH EQUIVALENT
                        SECURITIES -- BACKED BY
                        INSURANCE (7.5%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.
                   1,500Coastal Bend (TX) Hlth. Fac.
                        Dev. Corp. Rev. (Incarnate
                        Word Hlth. Sys.), Ser. 1998 B,
                        3.55%, VRDN due 8/15/28                    VMIG 1                            1,500            1,500
                   1,400Illinois Hlth. Fac. Au. Rev.
                        (Swedish Covenant Hosp.
                        Proj.), Ser. 1995, 3.55%, VRDN
                        due 11/15/99                               VMIG 1   A-1+                     1,400            1,400
                   2,600Indiana Secondary Mkt. for Ed.
                        Loans Inc. Rev., Ser. 1988 B,
                        3.55%, VRDN due 12/1/13                    VMIG 1   A-1+                     2,600            2,600
                     200Rockport (IN) Ref. PCR (AEP
                        Generating Co. Proj.),
                        Ser. 1995 B, 3.50%, VRDN
                        due 7/1/25                                          A-1+                       200              200
                     100Sabine (TX) River Au.
                        Collateralized PCR (Texas
                        Util. Elec. Co. Proj.),
                        Ser. 1996 B, 3.65%, VRDN
                        due 3/1/26                                 VMIG 1   A-1+                       100              100
                     400Sayre (PA) Hlth. Care Fac. Au.
                        Hosp. Rev. (VHA of PA, Inc.
                        Cap. Asset Fin. Prog.),
                        Ser. 1985 A, 3.50%, VRDN
                        due 12/1/20                                         A-1+                       400              400
                     500Trinity (TX) River Au.
                        Collateralized PCR (Texas
                        Util. Elec. Co. Proj.),
                        Ser. 1996 A, 3.60%, VRDN
                        due 3/1/26                                 VMIG 1   A-1+                       500              500
                   1,100Utah State Board of Regents
                        Std. Loan Rev., Ser. 1988 B,
                        3.45%, VRDN due 11/1/00                    VMIG 1   A-1+                     1,100            1,100
FINANCIAL GUARANTY INSURANCE CO.
                   3,300Arizona Hlth. Fac. Au. Rev.
                        (Pooled Loan Prog.),
                        Ser. 1985, 3.55%, VRDN
                        due 10/1/15                                VMIG 1    A-1                     3,300            3,300


                                                                 98

                     300New York City (NY) Muni. Wtr.
                        Fin. Au. Wtr. & Swr. Sys.
                        Rev., Ser. 1994 C, 3.55%, VRDN
                        due 6/15/23                                VMIG 1   A-1+                       300              300
MUNICIPAL BOND INVESTORS ASSURANCE CORP.
                   1,745Charlotte (NC) Arpt. Ref.
                        Rev., Ser. 1997 A, 3.55%, VRDN
                        due 7/1/17                                 VMIG 1   A-1+                     1,745            1,745
                     900Kentucky Higher Ed. Std. Loan
                        Corp. Rev., Ser. 1996 A,
                        3.50%, VRDN due 6/1/26                     VMIG 1   A-1+                       900              900
                   5,500Missouri-Illinois Metro. Dist.
                        Bi-State Dev. Agcy. Rev. (St.
                        Clair Co. Metrolink
                        Extension), Ser. 1998 B,
                        3.45%, VRDN due 7/1/28                     VMIG 1   A-1+                     5,500            5,500
                     390Polk Co. (IA) Hosp. Equip. &
                        Imp. Rev., Ser. 1985, 3.55%,
                        VRDN due 12/1/05                           VMIG 1    A-1                       390              390
                   2,000South Texas Higher Ed. Au.
                        Inc. Std. Loan Rev.,
                        Ser. 1998, 3.55%, VRDN
                        due 12/1/03                                VMIG 1                            2,000            2,000
                                                                                             --------------     ------------

                                                                                                    21,935           21,935
                                                                                             --------------     ------------

                        TOTAL INVESTMENTS (97.5%)                                             $    286,756      $   286,756
                                                                                             ==============     ============


(a) The proposed reorganization contemplates the redemption in kind of the Municipal Money Fund's interest in the Municipal Money Portfolio.

MUNICIPAL SECURITIES PORTFOLIO
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999 (UNAUDITED)

                                                                          MARKET
                                                                          VALUE (000'S
                                                                          OMITTED)

                                                                          AS REPORTED                            PRO FORMA
                                                                          -----------
                                                                          INCOME
                                                                          FUNDS-
                                                                          MUNICIPAL                            MUNICIPAL
PRINCIPAL AMOUNT                                                          SECURITIES                           SECURITIES
(000'S OMITTED)                                                           TRUST             ADJUSTMENTS(A)     TRUST
----------------

                 Investment in Portfolio                                  $  34,987         $   (34,987)       $      0

                 Investment in unaffiliated issuers and non-controlled affiliated issuers

                                                                    RATING
                                                             MOODY'S         S&P
                 TAX-EXEMPT
                 SECURITIES -- PRE-REFUNDED
                 BACKED BY U.S. GOVERNMENT
                 SECURITIES (3.0%)
    $ 1,000      Clark Co. (NV) Sch. Dist. Imp.
                 G.O., Ser. 1995 A, 5.60%,
                 due 6/15/08 P/R 6/15/05                       Aaa           AAA               $   1,048         $ 1,048
                                                                                               ---------         -------

                 TAX-EXEMPT SECURITIES --BACKED
                 BY INSURANCE (38.3%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.
           1,000 Atlanta (GA) Arpt. Fac. Ref.
                 Rev., Ser. 1996, 6.50%,
                 due 1/1/06                                    Aaa           AAA                   1,082           1,082
             500 New York City (NY) Muni.
                 Assist. Corp. Rev., Ser. D,
                 5.25%, due 7/1/02                             Aaa           AAA                     510             510
           1,000 Pittsburgh (PA) G.O.,
                 Ser. 1997 A, 5.00%,
                 due 9/1/06                                    Aaa           AAA                   1,003           1,003


                                                                100

FINANCIAL GUARANTY INSURANCE CO.
           1,000 Chicago (IL) Equip. G.O.,
                 Ser. 1998, 5.00%, due 1/1/07                  Aaa           AAA                     993             993
           1,000 Dade Co. (FL) Wtr. & Swr. Sys.
                 Rev., Ser. 1995, 6.25%,
                 due 10/1/06                                   Aaa           AAA                   1,083           1,083
           1,000 Tampa Bay (FL) Wtr. Util. Sys.
                 Rev., Ser. 1998 B, 5.125%,
                 due 10/1/09                                   Aaa           AAA                   1,004           1,004
FINANCIAL SECURITY ASSURANCE INC.
           1,000 Illinois Dev. Fin. Au. Cap.
                 Appreciation Cons. Sch. Dist.
                 #304 Rev., Zero Coupon,
                 Yielding 4.80%, due 1/1/09                    Aaa                                   609             609
           1,000 Maine Muni. Bond Bank Ref.
                 Rev., Ser. 1998 A, 5.00%,
                 due 11/1/05                                   Aaa           AAA                   1,010           1,010
MUNICIPAL BOND INVESTORS ASSURANCE CORP.
           1,000 Commonwealth of Pennsylvania
                 G.O. (Ref. & Proj.), 2nd
                 Ser. 1994, 5.20%, due 6/15/04                 Aaa           AAA                   1,021           1,021
           1,000 Connecticut Spec. Tax Oblig.
                 Ref. Rev. (Trans.
                 Infrastructure Purp.),
                 Ser. 1993 A, 5.40%,
                 due 9/1/09                                    Aaa           AAA                   1,013           1,013
           1,000 Foothill/Eastern (CA) Trans.
                 Corridor Agcy. Toll Road Ref.
                 Rev., Ser. 1999, 5.25%,
                 due 1/15/12                                   Aaa           AAA                     987             987
           1,000 Harris Co. (TX) Hlth. Fac.
                 Dev. Corp. Hosp. Rev. (Mem.
                 Hosp. Sys. Proj.), Ser. A,
                 5.00%, due 6/1/06                             Aaa           AAA                     993             993
           1,000 Mississippi Dev. Bank Spec.
                 Oblig. Rev. (Muni. Gas Au.
                 Proj.), Ser. 1998, 5.00%,
                 due 1/1/08                                    Aaa           AAA                     988             988
           1,000 Puerto Rico Elec. Pwr. Au.
                 Ref. Rev., Ser. W, 6.50%,
                 due 7/1/05                                    Aaa           AAA                   1,092           1,092
                                                                                               ---------         -------
                                                                                                  13,388          13,388
                                                                                               ---------         -------


                                                                101

                 TAX-EXEMPT SECURITIES -- OTHER (55.6%)
           1,000 Board of Regents of the Texas
                 A&M Univ. Sys. Perm. Univ.
                 Fund Rev., Ser. 1998, 5.00%,
                 due 7/1/08                                    Aaa           AAA                     994             994
             500 Brownwood (TX) Independent
                 Sch. Dist. Unlimited Tax Sch.
                 Bldg. & Ref. G.O. (Brown Co.,
                 Texas), Ser. 1994, Zero
                 Coupon, Yielding 5.90%,
                 due 2/15/02                                   Aaa                                   449             449
             560 Brownwood (TX) Independent
                 Sch. Dist. Unlimited Tax Sch.
                 Bldg. & Ref. G.O. (Brown Co.,
                 Texas), Ser. 1994, Zero
                 Coupon, Yielding 6.10%,
                 due 2/15/04                                   Aaa                                   453             453
           1,000 Columbus (OH) Var. Purp. Ltd.
                 Tax G.O., Ser. 1998-1, 5.00%,
                 due 6/15/08                                   Aaa           AAA                     998             998
           1,000 Commonwealth of Massachusetts
                 Ref. G.O., Ser. 1995 A,
                 6.25%, due 7/1/04                             Aa3           AA-                   1,066           1,066
           1,000 Florida St. Board of Ed. Cap.
                 Outlay Ref. G.O., Ser. B,
                 5.25%, due 6/1/09                             Aa2           AA+                   1,010           1,010
           1,000 Georgia G.O., Ser. 1995 C,
                 7.25%, due 7/1/04                             Aaa           AAA                   1,108           1,108
           1,000 Lake Co. (IL) Forest Preserve
                 Dist. Ref. G.O., Ser. 1997,
                 5.50%, due 2/1/09                             Aa1           AA+                   1,022           1,022
           1,500 Lubbock (TX) Hlth. Fac. Dev.
                 Corp. Rev. (St. Joseph Hlth.
                 Sys.), Ser. 1998, 5.00%,
                 due 7/1/08                                    Aa3           AA                    1,479           1,479
           1,500 Maryland Comm. Dev. Admin.
                 Dept. of Hsg. & Comm. Dev.
                 Rev. (Single Family Prog.),
                 3rd Ser. 1993, 5.15%,
                 due 4/1/08                                    Aa2                                 1,488           1,488
           1,000 Maryland Wtr. Quality Fin.
                 Admin. Ref. Rev. (Revolving
                 Loan Fund), Ser. 1995 A,
                 5.50%, due 9/1/11                             Aa2           AA                    1,009           1,009


                                                                102

           1,000 Mecklenburg Co. (NC) Pub. Imp.
                 G.O., Ser. 1994, 5.50%,
                 due 4/1/12                                    Aaa           AAA                   1,005           1,005
             135 Mississippi Higher Ed. Assist.
                 Corp. Std. Loan Sub. Rev.,
                 Ser. 1993 C, 6.05%,
                 due 9/1/07                                     A                                    136             136
           1,000 Nevada Ref. Ltd. Tax G.O.,
                 Ser. 1997 A-2, 6.00%,
                 due 5/15/06                                   Aa2           AA                    1,057           1,057
             500 New Jersey Bldg. Au. St. Bldg.
                 Rev., Ser. 1994, 5.00%,
                 due 6/15/11                                   Aa2           AA-                     484             484
             750 New York City (NY) IDA Spec.
                 Fac. Rev. (Term. One Group
                 Assoc., L.P. Proj.),
                 Ser. 1994, 6.00%, due 1/1/15                   A3            A                      748             748
           1,000 New York St. Env. Fac. Corp.
                 Rev., Ser. 1999 B, 5.00%,
                 due 10/15/09                                  Aaa           AAA                     985             985
           1,000 North Carolina Cap. Imp. G.O.,
                 Ser. 1994 A, 4.70%,
                 due 2/1/06                                    Aaa           AAA                     995             995
           1,000 Omaha (NE) Pub. Pwr. Dist.
                 Elec. Sys. Rev., Ser. 1993 E,
                 4.60%, due 2/1/06                             Aa2           AA                      980             980
           1,000 San Antonio (TX) Elec. & Gas
                 Sys. Ref. Rev., Ser. 1998 A,
                 5.00%, due 2/1/05                             Aa1           AA                    1,007           1,007
           1,000 Texas Pub. Fin. Au. Ref. G.O.,
                 Ser. 1998 B, 5.13%,
                 due 10/1/09                                   Aa1           AA                      997             997
                                                                                               ---------         -------
                                                                                                  19,470          19,470
                                                                                               ---------         -------
                 TAX-EXEMPT CASH EQUIVALENT
                 SECURITIES (0.6%)
             100 Gulf Coast (TX) IDA Marine
                 Term. Rev. (Amoco Oil Co.
                 Proj.), Ser. 1993, 3.60%, VRDN
                 due 4/1/28                                   VMIG 1        A-1+                     100             100
             100 Lower Neches Valley (TX) Auth.
                 Ind. Dev. Corp. Rev. (Mobil
                 Oil Corp. Proj.), Ser. 1999,
                 3.60%, VRDN due 4/1/29                        P-1          A-1+                     100             100
                                                                                               ---------         -------
                                                                                                     200             200
                                                                                               ---------         -------



                                                                103

                 TAX-EXEMPT CASH EQUIVALENT
                 SECURITIES -- BACKED BY
                 LETTERS OF
                 CREDIT (1.1%)
SOCIETE GENERALE
             400 Los Angeles (CA) Reg. Arpt.
                 Imp. Corp. Term. Fac.
                 Completion Rev. (Los Angeles
                 Int'l. Arpt.), Ser. 1989,
                 3.70%, VRDN due 12/1/25                                    A-1+                     400             400
                                                                                               ---------         -------
                 TOTAL INVESTMENTS (98.6%)
                 (COST $35,084)                                                                $  34,506         $34,506
                                                                                               =========         =======

(a) The proposed reorganization contemplates the redemption in kind of the Municipal Securities Trust's interest in the Municipal Securities Portfolio.

Most   of  the   following   Pro   Forma
combining financial information is as of
August 31,  1999 and the  fiscal  period
then ended.  Except for Technology Fund,
those funds that began  operations after
August 31, 1999 are shown as of February
29,  2000  and the  fiscal  period  then
ended.    Because   Technology   started
operations after February 29, 2000 its information is as of June 30, 2000 and the fiscal period then ended.

                                     GENESIS

       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                  (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)
                                 AUGUST 31 ,1999

                                                                                                                         Pro Forma
                                           AS REPORTED                                                                   (UNAUDITED)
                                           ------------------------------------                                          -----------
                                                                       EQUITY     EQUITY                                 GENESIS
                                           EQUITY FUNDS  EQUITY TRUST  ASSETS     SERIES     SUBTOTAL    ADJUSTMENTS     FUND


ASSETS
Investment in corresponding Portfolio      $    848,098  $  597,219    $  81,781  $ 224,006  $1,751,104  $(1,751,104)(a)
Investment in unaffiliated issuers and
 non-controlled affiliated issuers                 -           -            -          -           -       1,778,932 (a) $ 1,778,932
Assets net of liabilities at Portfolio             -           -            -          -           -          14,697 (a)      14,697
Deferred organization costs                        -           -              31       -             31         (31) (b)        -
Receivable for Trust shares sold                  5,080       1,963          156        725       7,924         -              7,924
Receivable from administrator                      -           -            -            14          14           31 (b)          45
                                           ------------  ----------    ---------  ---------  ----------  -----------     -----------
                        Subtotal           $    853,178  $  599,182    $  81,968  $ 224,745  $1,759,073  $    42,525     $ 1,801,598
                                           ------------  ----------    ---------  ---------  ----------  -----------     -----------

LIABILITIES
Payable for collateral on securities
 loaned                                            -           -            -          -           -         42,525 (a)      42,525
Payable for Fund expenses                          -           -            -          -           -           -               -
Payable for Trust shares redeemed                 1,423       7,627           86        493       9,629        -              9,629
Payable to Administrator                            194         209           25       -            428        -                428
Accrued expenses                                    306         237           52         28         623        -                623
                                           ------------  ----------    ---------  ---------  ---------- -----------     -----------
                        Subtotal                  1,923       8,073          163        521      10,680      42,525          53,205
                                           ------------  ----------    ---------  ---------  ---------- -----------     -----------
NET ASSETS - AT VALUE                      $    851,255  $  591,109    $  81,805  $ 224,224  $1,748,393 $      -        $ 1,748,393
                                           ============  ==========    =========  =========  ========== ===========     ===========

NET ASSETS CONSIST OF

Par value                                  $         59  $       29    $       6  $      11  $      105 $      -        $       105
Paid-in capital                                 803,757     591,902       80,941    232,531   1,709,131        -          1,709,131
Accumulated undistributed net
 investment income (loss)                         3,735       2,832           19        190       6,776        -              6,776
Accumulated realized gain/loss                  (58,958)    (48,174)      (1,608)       199    (108,541)       -           (108,541)
Unrealized gain/loss                            102,662      44,520        2,447     (8,707)    140,922        -            140,922
                                           ------------  ----------    ---------  ---------  ---------- -----------     -----------
NET ASSETS - AT VALUE                      $    851,255  $  591,109    $  81,805  $ 224,224  $1,748,393 $      -        $ 1,748,393
                                           ============  ==========    =========  =========  ========== ===========     ===========

Shares                                           59,152     29,177         6,473     11,058
NAV                                        $      14.39  $   20.26     $   12.64  $   20.28



Shares - Fund Class                                                                                                          59,152
NAV - Fund Class                                                                                                        $     14.39
                                                                                                                        $   851,255
                                                                                                                        ===========

Shares - Trust Class                                                                                                         29,177
NAV - Trust Class                                                                                                       $     20.26
                                                                                                                        $   591,109
                                                                                                                        ===========


Shares - Asset Class                                                                                                          6,473
NAV - Asset Class                                                                                                       $     12.64
                                                                                                                        $    81,805
                                                                                                                        ===========


Shares - Series Class                                                                                                        11,058
NAV - Series Class                                                                                                      $     20.28
                                                                                                                        $   224,224
                                                                                                                        ===========

(a) As a result of the proposed reorganization, investments in unaffiliated issuers and non-controlled affiliated issuers, Assets net of liabilities at Portfolio (if any) and Payables for collateral on securities loaned are being transferred from the Portfolio to the Fund.
(b) If the proposed reorganization had occurred at August 31, 1999, deferred organization costs, if any, would have been borne by the administrator; however, these costs are expected to be fully amortized before the date of the reorganization.


                                                                105

             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                  (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)
                           PERIOD ENDED AUGUST 31, 1999
                                                                                                                        Pro Forma
                                                                                                                        (unaudited)
                                                                                                                        -----------
                                                                       EQUITY     EQUITY
                                           EQUITY FUNDS  EQUITY TRUST  ASSETS     SERIES     SUBTOTAL    ADJUSTMENTS    GENESIS FUND


INVESTMENT INCOME
Investment income from Portfolio           $     17,965  $   13,052    $     956  $     527  $   32,500 $  (32,500) (c) $      -
Dividend income - unaffiliated issuers             -           -            -          -           -        25,981  (c)      25,981
Dividend income- non-controlled
 affiliated issuers                                -           -            -          -           -         1,078            1,078
Interest income                                    -           -            -          -           -         5,441            5,441
Foreign Taxes withheld                             -           -            -          -           -          -     (c)        -
                                           ------------  ----------    ---------  ---------  ---------- -----------     -----------
     Total Income                                17,965      13,052          956        527      32,500       -              32,500
                                           ------------  ----------    ---------  ---------  ---------- -----------     -----------


EXPENSES
Administration fee                                2,634       2,948          230         59       5,871       -               5,871
Investment management fee                          -           -            -          -           -        13,245 (d)       13,245
Accounting fees                                    -           -            -          -           -            10 (d)           10
Amortization of deferred organization
 costs                                             -           -              12       -             12       -                  12
Audit                                                 8           5            5          4          22         46 (d)           68
Custodian                                            10          10           10          2          32        342 (d)          374
Insurance expense                                  -           -            -          -           -            26 (d)           26
Distribution fees                                  -           -             141       -            141       -                 141
Legal                                                12          17           11         36          76         27 (d)          103
Registration & filing fees                          188         184           41         37         450       -                 450
Shareholder reports                                 250         356           36         19         661       -                 661
Transfer agent                                    1,147          26           17          3       1,193       -               1,193
Trustees                                             14          11            1          1          27         25 (d)           52
Miscellaneous                                        26           8            2       -             36         45 (d)           81
Portfolio expenses                                7,546       5,495          430        295      13,766    (13,766)(d)         -
                                           ------------  ----------    ---------  ---------  ---------- -----------     -----------
                           Gross                 11,835       9,060          936        456      22,287       -              22,287
Reductions                                           (3)         (2)         (73)      (119)       (197)      -                (197)
                                           ------------  ----------    ---------  ---------  ---------- -----------     -----------
                             Net                 11,832       9,058          863        337      22,090       -              22,090


NET INVESTMENT INCOME (LOSS)                      6,133       3,994           93        190      10,410        -             10,410
                                           ------------  ----------    ---------  ---------  ---------- -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS FROM CORRESPONDING PORTFOLIO

Net realized gain/loss on investment
 securities                                     (58,582)    (50,517)      (1,746)       454    (110,391)    110,391 (e)        -
Change in net unrealized appreciation/
 depreciation on investments                    235,324     178,420        8,646     (8,707)    413,683    (413,683)(e)        -
                                           ------------  ----------    ---------  ---------  ---------- -----------     -----------



REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS

Net realized gain/loss on investment
 securities                                                                                                (110,391)(e)    (110,391)
Change in net unrealized appreciation/
 depreciation on investments                                                                                413,683 (e)     413,683
Net gain (loss) on investments                  176,742     127,903        6,900     (8,253)    303,292        -            303,292
                                           ------------  ----------    ---------  ---------  ---------- -----------     -----------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS           $    182,875  $  131,897    $   6,993  $  (8,063) $  313,702 $      -        $   313,702
                                           ============  ==========    =========  =========  ========== ===========     ===========


(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated issuers or non-controlled  affiliated issuers that were received by the Portfolio.

(d) Expenses  allocated from the Portfolio.  Expenses are expected to be reduced as a result of the  reorganization;  however,  the
Company is unable to estimate the reduction.

(e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.



                                                                106

                              SOCIALLY RESPONSIVE

       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                  (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)
                          PERIOD ENDED AUGUST 31, 1999

                                                                                                                         Pro Forma
                                                                                                                         (UNAUDITED)
                                           AS REPORTED                                                                   -----------
                                           ------------------------------------                                          SOCIALLY
                                                                        EQUITY    EQUITY                                 RESPONSIVE
                                           EQUITY FUNDS  EQUITY TRUST  ASSETS     SERIES     SUBTOTAL     ADJUSTMENTS    FUND

ASSETS
Investment in corresponding Portfolio      $   118,614   $  253,115    $  25,267  $     117  $  397,113   $ (397,113)(a)
Investment in unaffiliated issuers
 and non-controlled affiliated issuers            -            -            -           -          -        392,600 (a)  $  392,600
Assets net of liabilities at Portfolio            -            -            -           -          -          6,853 (a)       6,853
Deferred organization costs                       -            -              57        -            57         (57)(b)        -
Receivable for Trust shares sold                   489         -              59        -           548        -                548
Receivable from administrator                     -              6             9         14          29          57 (b)          86
                                           ------------  ----------    ---------  ---------  ----------   ---------      -----------
                        Subtotal
                                           $   119,103   $  253,121    $  25,392  $     131  $  397,747   $   2,340         400,087

LIABILITIES
Payable for collateral on securities
 loaned                                           -            -            -           -          -          2,340 (a)       2,340
Payable for Fund expenses                         -            -            -           -          -           -               -
Payable for Trust shares redeemed                  101          105           60        -           266        -                266
Payable to Administrator                            27         -            -           -            27        -                 27
Accrued expenses                                    75           41           37         22         175        -                175
                                           ------------  ----------    ---------  ---------  ----------   ---------      -----------
                        Subtotal                   203          146           97         22         468       2,340           2,808
                                           ------------  ----------    ---------  ---------  ----------   ---------      -----------

Net Assets - at value                      $   118,900   $  252,975    $  25,295  $     109  $  397,279        -         $  397,279
                                           ===========   ==========    =========  =========  ==========   =========      ==========

Net Assets consist of

Par value                                  $         6   $       13    $       2        -    $       21        -         $       21
Paid-in capital                                 88,754      165,031       21,517        111     275,413        -            275,413
Accumulated undistributed net
 investment income (loss)                          116        1,401         -           -         1,517        -              1,517
Accumulated realized gain/loss                   4,840       17,071          460         (1)     22,370        -             22,370
Unrealized gain/loss                            25,184       69,459        3,316         (1)     97,958        -             97,958
                                           -----------   ----------    ---------  ---------  ----------   ---------      ----------
 Net Assets - at value                     $   118,900   $  252,975    $  25,295  $     109  $  397,279        -         $  397,279
                                           ===========   ==========    =========  =========  ==========   =========      ==========

Shares                                           5,575       12,783        1,755         11
NAV                                        $     21.33        19.79        14.41       9.85



Shares - Fund Class                                                                                                           5,575
NAV - Fund Class                                                                                                         $    21.33
                                                                                                                         $  118,900
                                                                                                                         ==========

Shares - Trust Class                                                                                                         12,783
NAV - Trust Class                                                                                                        $    19.79
                                                                                                                         $  252,975
                                                                                                                         ==========


Shares - Asset Class                                                                                                          1,755
NAV - Asset Class                                                                                                        $    14.41
                                                                                                                         $   25,295
                                                                                                                         ==========

Shares - Series Class                                                                                                            11
NAV - Series Class                                                                                                       $     9.85
                                                                                                                         $      109
                                                                                                                         ==========

(a) As a result of the proposed reorganization, investments in unaffiliated issuers and non-controlled affiliated issuers, Assets net of liabilities at Portfolio (if any) and Payables for collateral on securities loaned are being transferred from the Portfolio to the Fund.
(b) If the proposed reorganization had occurred at August 31, 1999, deferred organization costs, if any, would have been borne by the administrator; however, these costs are expected to be fully amortized before the date of the reorganization.



                                                                107


             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                  (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)
                          PERIOD ENDED AUGUST 31, 1999


                                                                                                                         Pro Forma
                                           AS REPORTED                                                                   (UNAUDITED)
                                                                                                                         -----------
                                                                                                                          SOCIALLY
                                                                        EQUITY    EQUITY                                 RESPONSIVE
                                           EQUITY FUNDS  EQUITY TRUST  ASSETS     SERIES     SUBTOTAL     ADJUSTMENTS      FUND

INVESTMENT INCOME
Investment income from Portfolio           $     1,314   $    2,864    $     236      -      $    4,414   $  (4,414)(c)        -
Dividend income - unaffiliated
 issuers                                          -            -            -         -            -          3,639 (c)  $    3,639
Dividend income- non-controlled
 affiliated issuers                               -            -            -         -            -           -               -
Interest income                                   -            -            -         -            -            775             775
Foreign Taxes withheld                            -            -            -         -            -           -    (c)        -
                                           -----------   ----------    ---------  ---------  ----------   ---------      ----------
     Total Income                          $     1,314   $    2,864    $     236      -      $    4,414   $    -         $    4,414


EXPENSES
Administration fee                                 280          117           78      -             475        -                475
Investment management fee                         -            -            -         -            -          1,956 (d)       1,956
Accounting fees                                   -            -            -         -            -             10 (d)          10
Amortization of deferred
 organization costs                                  8            5           23      -              36           4              40
Audit                                                8            8            9         4           29          34 (d)          63
Custodian                                           10           10           10         2           32         109 (d)         141
Insurance expense                                 -            -            -         -            -              4 (d)           4
Distribution fees                                 -            -            -         -            -           -               -
Legal                                               11           20           28        55          114          18 (d)         132
Registration & filing fees                          32            4           35        46          117        -                117
Shareholder reports                                 47           44           17        20          128        -                128
Transfer agent                                     138           17           18      -             173        -                173
Trustees                                             3            6         -         -               9           9 (d)          18
Miscellaneous                                        3            4            1      -               8           - (d)           8
Portfolio expenses                                 640        1,388          116      -           2,144      (2,144)(d)        -
                                           -----------   ----------    ---------  ---------  ----------   ---------      ----------
                           Gross                 1,180        1,623          335        127       3,265        -              3,265
Reductions                                        -            (221)        (101)      (127)       (449)       -               (449)
                                           -----------   ----------    ---------  ---------  ----------   ---------      ----------
                             Net                 1,180        1,402          234      -           2,816        -              2,816

NET INVESTMENT INCOME (LOSS)                       134        1,462            2      -           1,598        -              1,598

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS FROM CORRESPONDING PORTFOLIO

Net realized gain/loss on investment
 securities                                      4,788       17,268          429         (1)     22,484     (22,484)(e)           -
Change in net unrealized appreciation/
 depreciation on investments                    25,901       50,845        4,701         (1)     81,446     (81,446)(e)           -
                                           -----------   ----------    ---------  ---------  ----------   ---------      ----------



REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain/loss on
 investment securities                                                                                       22,484 (e)      22,484
Change in net unrealized appreciation/
 depreciation on investments                                                                                 81,446 (e)      81,446
Net gain (loss) on investments                  30,689       68,113        5,130         (2)    103,930        -            103,930
                                           -----------   ----------    ---------  ---------  ----------   ---------      ----------
Net increase (decrease) in net assets
 resulting from operations                 $    30,823   $   69,575    $   5,132  $      (2) $  105,528   $    -         $  105,528
                                           ===========   ==========    =========  =========  ==========   =========      ==========



(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated issuers or non-controlled affiliated issuers that were received by the Portfolio.

(d) Expenses allocated from the Portfolio. Expenses are expected to be reduced as a result of the reorganization; however, the
Company is unable to estimate the reduction.

(e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.


                                                                108

                                  INTERNATIONAL

       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                  (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)
                                 AUGUST 31 ,1999

                                                                                                                         PRO FORMA
                                           AS REPORTED                                                                   (UNAUDITED)
                                           ------------------------------------                                          -----------
                                                                                                                       INTERNATIONAL
                                           EQUITY FUNDS  EQUITY TRUST                    SUBTOTAL      ADJUSTMENTS         FUND


ASSETS
Investment in corresponding Portfolio      $   112,213   $    2,303                      $  114,516    $ (114,516)(a)
Investment in unaffiliated issuers
 and non-controlled affiliated issuers            -            -                               -          119,248 (a)  $    119,248
Assets net of liabilities at Portfolio            -            -                               -              142 (a)           142
Deferred organization costs                       -              70                              70           (70)(b)          -
Receivable for Trust shares sold                   586           23                             609          -                  609
Receivable from administrator                     -            -                               -               70 (b)            70
                                           -----------   ----------                      ----------     ---------      ------------
                        Subtotal               112,799        2,396                         115,195         4,874           120,069
LIABILITIES
Payable for collateral on securities
 loaned                                           -            -                               -            4,874 (a)         4,874
Payable for Fund expenses                         -            -                               -             -                 -
Payable for Trust shares redeemed                  176         -                                176          -                  176
Payable to Administrator                            25            7                              32          -                   32
Accrued expenses                                    82           16                              98          -                   98
                                           -----------   ----------                      ----------     ---------      ------------
                        Subtotal                   283           23                             306         4,874             5,180
                                           -----------   ----------                      ----------     ---------      ------------
NET ASSETS - AT VALUE                      $   112,516   $    2,373                      $  114,889     $    -         $    114,889
                                           ===========   ==========                      ==========     =========      ============
NET ASSETS CONSIST OF

Par value                                  $         7   $     -                         $        7     $    -         $          7
Paid-in capital                                 76,407        2,382                          78,789          -               78,789
Accumulated undistributed net
 investment income (loss)                         (328)          (6)                           (334)         -                 (334)
Accumulated realized gain/loss                   1,519           28                           1,547          -                1,547
Unrealized gain/loss                            34,911          (31)                         34,880          -               34,880
                                           -----------   ----------                      ----------     ---------      ------------
NET ASSETS - AT VALUE                      $   112,516   $    2,373                      $  114,889          -              114,889
                                           ===========   ==========                      ==========     =========      ============


Shares                                           6,712          140
NAV                                        $     16.76        16.92


                                                                                                                              6,712
Shares - Fund Class                                                                                                    $      16.76
NAV - Fund Class                                                                                                       $    112,516
                                                                                                                       ============



                                                                                                                                140
Shares - Trust Class                                                                                                   $      16.92
NAV - Trust Class                                                                                                      $      2,373
                                                                                                                       ============


(a) As a result of the proposed reorganization, investments in unaffiliated issuers and non-controlled affiliated issuers, Assets net of liabilities at Portfolio (if any) and Payables for collateral on securities loaned are being transferred from the Portfolio to the Fund.
(b) If the proposed reorganization had occurred at August 31, 1999, deferred organization costs, if any, would have been borne by the administrator; however, these costs are expected to be fully amortized before the date of the reorganization.


                                                                109

             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                  (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)
                          PERIOD ENDED AUGUST 31, 1999
                                                                                                                         PRO FORMA
                                                                                                                        (UNAUDITED)
                                                                                                                       -------------
                                                                                                                       INTERNATIONAL
                                           EQUITY FUNDS  EQUITY TRUST                        SUBTOTAL     ADJUSTMENTS      FUND


INVESTMENT INCOME
Investment income from Portfolio           $     1,393   $    25                             $    1,418   $ (1,418)(c)       -
Dividend income - unaffiliated issuers            -         -                                      -         1,079 (c)  $    1,079
Dividend income- non-controlled
 affiliated issuers                               -         -                                      -          -              -
Interest income                                   -         -                                      -           509             509
Foreign Taxes withheld                            -         -                                      -          (170)(c)        (170)
                                           -----------   -------                             ----------   --------     -----------
     Total Income                                1,393        25                                  1,418       -              1,418
                                           -----------   -------                             ----------   --------     -----------
EXPENSES
Administration fee                                 307         8                                    315       -                315
Investment management fee                         -         -                                      -         1,019 (d)       1,019
Accounting fees                                   -         -                                      -            10 (d)          10
Amortization of deferred
 organization costs                                 16        18                                     34          9              43
Audit                                                9         4                                     13         33 (d)          46
Custodian                                           10        10                                     20        208 (d)         228
Insurance expense                                 -         -                                      -             2 (d)           2
Rembursement of expenses previously
 assumed by administrator                           20      -                                        20       -                 20
Legal                                               16        16                                     32         30 (d)          62
Registration & filing fees                          27        26                                     53       -                 53
Shareholder reports                                 46        17                                     63       -                 63
Transfer agent                                     138         2                                    140       -                140
Trustees                                             6      -                                         6         11 (d)          17
Miscellaneous                                        3         1                                      4          3 (d)           7
Portfolio expenses                               1,302        23                                  1,325     (1,325)(d)        -
                                            ----------    ------                              ---------   --------     -----------
                           Gross                 1,900       125                                  2,025       -              2,025
Reductions                                          (3)      (90)                                   (93)      -                (93)
                                            ----------    ------                              ---------   --------     -----------
                             Net                 1,897        35                                  1,932       -              1,932
                                            ----------    ------                              ---------   --------     -----------

NET INVESTMENT INCOME (LOSS)                      (504)      (10)                                  (514)      -               (514)
                                            ----------    ------                              ---------   --------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS FROM CORRESPONDING PORTFOLIO

Net realized gain/loss on
 investment securities                          11,645       135                                 11,780    (11,780)(e)        -
Change in net unrealized appreciation/
 depreciation on investments                    12,310       314                                 12,624    (12,624)(e)        -


REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

Net realized gain/loss on investment
 securities                                                                                                 11,780 (e)      11,780
Change in net unrealized appreciation
 /depreciation on investments                                                                               12,624 (e)      12,624
Net gain (loss) on investments                  23,955       449                                 24,404       -             24,404
                                            ----------    ------                              ---------   --------     -----------
NET INCREASE (DECREASE) IN NET              $   23,451    $  439                              $  23,890        -       $    23,890
ASSETS RESULTING FROM OPERATIONS



(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated issuers or non-controlled affiliated issuers that were received by the Portfolio.

(d) Expenses allocated from the Portfolio. Expenses are expected to be reduced as a result of the reorganization; however, the
Company is unable to estimate the reduction.

(e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.



                                                                110

                                     REGENCY

       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                  (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)
                                 AUGUST 31, 1999

                                                                                                                         PRO FORMA
                                           AS REPORTED                                                                   (UNAUDITED)
                                           ------------------------------------                                          -----------

                                           EQUITY FUNDS  EQUITY TRUST                    SUBTOTAL      ADJUSTMENTS     REGENCY FUND


ASSETS
Investment in corresponding Portfolio      $     7,923   $      353                      $   8,276     $ (8,276)(a)
Investment in unaffiliated issuers
 and non-controlled affiliated issuers            -           -                               -           8,093 (a)    $    8,093
Assets net of liabilities at Portfolio            -           -                               -             233 (a)           233
Deferred organization costs                       -           -                               -            -    (b)          -
Receivable for Trust shares sold                     6        -                                  6         -                    6
Receivable from administrator                       29           72                            101         -    (b)           101
                                           -----------   ----------                      ---------     --------        ----------
                        Subtotal                 7,958          425                          8,383           50             8,433
                                           -----------   ----------                      ---------     --------        ----------

LIABILITIES
Payable for collateral on
 securities loaned                                -           -                               -             50 (a)             50
Payable for Fund expenses                         -              55                             55        -                    55
Payable for Trust shares redeemed                    1        -                                  1        -                     1
Payable to Administrator                          -           -                               -           -                  -
Accrued expenses                                    14           13                             27        -                    27
                                           -----------   ----------                      ---------     -------         ----------
                        Subtotal                    15           68                             83          50                133
                                           -----------   ----------                      ---------     -------         ----------

NET ASSETS - AT VALUE                      $     7,943   $      357                      $   8,300     $  -            $    8,300

NET ASSETS CONSIST OF

Par value                                  $         1   $    -                          $       1     $  -            $        1
Paid-in capital                                  8,361          371                          8,732        -                 8,732
Accumulated undistributed net
 investment income (loss)                           10        -                                 10        -                    10
Accumulated realized gain/loss                      72            3                             75        -                    75
Unrealized gain/loss                              (501)         (17)                          (518)       -                  (518)
                                           -----------   ----------                      ---------     -------         ----------
NET ASSETS - AT VALUE                      $     7,943   $      357                      $   8,300      $              $    8,300
                                           -----------   ----------                      ---------     -------         ----------

Shares                                             809           37
NAV                                        $      9.82   $     9.76

                                                                                                                              809
Shares - Fund Class                                                                                                          9.82
NAV - Fund Class                                                                                                       $    7,943
                                                                                                                       ==========


                                                                                                                               37
Shares - Trust Class                                                                                                   $     9.76
NAV - Trust Class                                                                                                      $      357
                                                                                                                       ==========


(a) As a result of the proposed reorganization, investments in unaffiliated issuers and non-controlled affiliated issuers, Assets net of liabilities at Portfolio (if any) and Payables for collateral on securities loaned are being transferred from the Portfolio to the Fund.

(b) If the proposed reorganization had occurred at August 31, 1999, deferred organization costs, if any, would have been borne by the administrator; however, these costs are expected to be fully amortized before the date of the reorganization.


                                                                111

             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                  (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)
                          PERIOD ENDED AUGUST 31, 1999
                                                                                                                         PRO FORMA
                                                                                                                        (UNAUDITED)
                                           AS REPORTED                                                                  ----------

                                           EQUITY FUNDS  EQUITY TRUST                        SUBTOTAL     ADJUSTMENTS   REGENCY FUND


INVESTMENT INCOME
Investment income from Portfolio           $        32   $        1                          $       33   $     (33)(c) $    -
Dividend income - unaffiliated
 issuers                                          -            -                                   -             16 (c)          16
Dividend income- non-controlled
 affiliated issuers                               -            -                                   -           -               -
Interest income                                   -            -                                   -             17              17
Foreign Taxes withheld                            -            -                                   -           -    (c)        -
                                           -----------   ----------                          ----------   ---------     -----------
     Total Income                                   32            1                                  33        -                 33

EXPENSES
Administration fee                                   4         -                                      4        -                  4
Investment management fee                         -            -                                   -              8 (d)           8
Accounting fees                                   -            -                                   -              3 (d)           3
Amortization of deferred
 organization costs                               -            -                                   -           -              -
Audit                                                5            5                                  10          15 (d)          25
Custodian                                            2            3                                   5           9 (d)          14
Insurance expense                                 -            -                                   -           -    (d)       -
Distribution fees                                 -            -                                   -           -              -
Legal                                               27           25                                  52           5 (d)          57
Registration & filing fees                          38           36                                  74        -                 74
Shareholder reports                                  7            3                                  10        -                10
Transfer agent                                       1         -                                      1        -                 1
Trustees                                          -            -                                   -           -    (d)       -
Miscellaneous                                     -            -                                   -           -    (d)       -
Portfolio expenses                                  39            1                                  40         (40)(d)       -
                                           -----------   ----------                          ----------   ---------     -----------
                           Gross                   123           73                                 196        -                196
                                           -----------   ----------                          ----------   ---------     -----------
Reductions                                        (101)         (72)                               (173)       -               (173)
                             Net                    22            1                                  23        -                 23

NET INVESTMENT INCOME (LOSS)                        10         -                                     10        -                 10

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS FROM CORRESPONDING PORTFOLIO

Net realized gain/loss on
 investment securities                              72            3                                  75       (75)(e)           -
Change in net unrealized appreciation/
depreciation on investments                       (501)         (17)                               (518)      518 (e)           -
                                           -----------   ----------                          ----------   ---------     -----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

Net realized gain/loss on investment
 securities                                                                                                    75 (e)            75
Change in net unrealized appreciation/
 depreciation on investments                                                                                 (518)(e)          (518)
Net gain (loss) on investments                    (429)         (14)                               (443)     -                 (443)
                                           -----------   ----------                          ----------   ---------     -----------
Net increase (decrease) in net
 assets resulting from operations          $      (419)  $      (14)                         $     (433)  $  -          $      (433)
                                           -----------   ----------                          ----------   ---------     -----------


(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated issuers or non-controlled affiliated issuers that were received by the Portfolio.

(d) Expenses allocated from the Portfolio. Expenses are expected to be reduced as a result of the reorganization; however, the
Company is unable to estimate the reduction.

 (e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.



                                                                112

                                   MILLENNIUM

       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                  (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)
                                 AUGUST 31, 1999

                                                                                                                          PRO FORMA
                                           AS REPORTED                                                                   (UNAUDITED)
                                           ------------------------------------                                          -----------
                                                                       EQUITY                                            MILLENNIUM
                                           EQUITY FUNDS  EQUITY TRUST  ASSETS                SUBTOTAL    ADJUSTMENTS        FUND


ASSETS

Investment in corresponding Portfolio      $  326,493    $   16,116    $    66               $  342,675  $ (342,675)(a)
Investment in unaffiliated issuers
 and non-controlled affiliated issuers           -             -          -                        -        391,168 (a)  $  391,168
Assets net of liabilities at Portfolio           -             -          -                        -           -    (a)        -
Deferred organization costs                      -             -          -                        -           -    (b)        -
Receivable for Trust shares sold                2,809           439       -                       3,248        -              3,248
Receivable from administrator                    -             -            45                       45        -    (b)          45
                                           ----------    ----------    -------               ----------  ----------      ----------
                        Subtotal              329,302        16,555        111                  345,968      48,493         394,461
                                           ----------    ----------    -------               ----------  ----------      ----------

LIABILITIES
Payable for collateral on
 securities loaned                               -             -          -                        -         43,223 (a)      43,223
Liabilities net of assets at Portfolio           -             -          -                        -          5,270           5,270
Payable for Fund expenses                        -             -            38                       38        -                 38
Payable for Trust shares redeemed                 266             6       -                         272        -                272
Payable to Administrator                           57             8       -                          65        -                 65
Accrued expenses                                   77            26          7                      110        -                110
                                           ----------    ----------    -------               ----------  ----------      ----------
                        Subtotal                  400            40         45                      485      48,493          48,978
                                           ----------    ----------    -------               ----------  ----------      ----------

NET ASSETS - AT VALUE                      $  328,902    $   16,515    $    66               $  345,483  $     -         $  345,483
                                           ----------    ----------    -------               ----------  ----------      ----------
NET ASSETS CONSIST OF

Par value                                  $        8    $     -       $  -                  $        8  $     -        $         8
Paid-in capital                               186,380        10,270         55                  196,705        -            196,705
Accumulated undistributed net
 investment income (loss)                        (779)          (40)     -                         (819)       -               (819)
Accumulated realized gain/loss                 22,249           850      -                       23,099        -             23,099
Unrealized gain/loss                          121,044         5,435         11                  126,490        -            126,490
                                           ----------    ----------    -------               ----------  ----------      ----------
NET ASSETS - AT VALUE                      $  328,902    $   16,515    $    66               $  345,483  $     -         $  345,483
                                           ----------    ----------    -------               ----------  ----------      ----------

Shares                                          7,932           420          5
NAV                                        $    41.46    $    39.28    $ 12.49




Shares - Fund Class                                                                                                           7,932
NAV - Fund Class                                                                                                         $    41.46
                                                                                                                         $  328,902
                                                                                                                         ==========


Shares - Trust Class                                                                                                            420
NAV - Trust Class                                                                                                        $    39.28
                                                                                                                         $   16,515
                                                                                                                         ==========

Shares - Asset Class                                                                                                              5
NAV - Asset Class                                                                                                        $    12.49
                                                                                                                         $       66
                                                                                                                         ==========




(a) As a result of the proposed reorganization, investments in unaffiliated issuers and non-controlled affiliated issuers, liabilities net of assets at Portfolio (if any) and Payables for collateral on securities loaned are being transferred from the
Portfolio to the Fund.

(b) If the proposed reorganization had occurred at February 29, 2000, deferred organization costs, if any, would have been borne by the administrator; however, these costs are expected to be fully amortized before the date of the reorganization.


                                                                113

             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                  (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)
                          PERIOD ENDED AUGUST 31, 1999

                                                                                                                          PRO FORMA
                                           AS REPORTED                                                                   (UNAUDITED)
                                           ------------------------------------                                          -----------
                                                                       EQUITY                                            MILLENNIUM
                                           EQUITY FUNDS  EQUITY TRUST  ASSETS                SUBTOTAL    ADJUSTMENTS        FUND


INVESTMENT INCOME
Investment income from Portfolio           $       359   $       15    $    -                $  374 (c)   $    (374)      $    -
Dividend income - unaffiliated
 issuers                                          -            -            -                  -                  4 (c)           4
Dividend income- non-controlled
 affiliated issuers                               -            -            -                  -               -               -
Interest income                                   -            -            -                  -                370             370
Foreign Taxes withheld                            -            -            -                  -               -    (c)        -
                                           -----------   ----------    ---------             ----------   ---------       ---------
     Total Income                                  359           15         -                       374        -                374
                                           -----------   ----------    ---------             ----------   ---------       ---------

EXPENSES
Administration fee                                 192           13         -                       205        -                205
Investment management fee                         -            -            -                  -                655 (d)         655
Accounting fees                                   -            -            -                  -                  5 (d)           5
Amortization of deferred
 organization costs                               -            -            -                  -               -               -
Audit                                                3            1            1                      5           8 (d)          13
Custodian                                            5            5            1                     11          47 (d)          58
Rembursement of expenses previously
 assumed by administrator                          102         -            -                       102        -    (d)         102
Distribution fees                                 -               1         -                         1        -                  1
Legal                                                5            8            5                     18          11 (d)          29
Registration & filing fees                          39           22           33                     94         -                94
Shareholder reports                                 15           12            5                     32         -                32
Transfer agent                                      65            7         -                        72         -                72
Trustees                                             3         -            -                         3           3 (d)           6
Miscellaneous                                        8            2         -                        10           4 (d)          14
Portfolio expenses                                 703           30         -                       733        (733)(d)        -
                                           -----------   ----------    ---------             ----------   ---------       ---------
                           GROSS                 1,140          101           45                  1,286        -              1,286
                                           -----------   ----------    ---------             ----------   ---------       ---------
Reductions                                          (2)         (46)         (45)                   (93)       -                (93)
                             NET                 1,138           55         -                     1,193        -              1,193
                                           -----------   ----------    ---------             ----------   ---------       ---------

NET INVESTMENT INCOME (LOSS)                      (779)         (40)        -                      (819)       -               (819)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS FROM CORRESPONDING PORTFOLIO

Net realized gain/loss on investment
 securities                                     23,507          891         -                    24,398     (24,398)(e)        -
Change in net unrealized appreciation/
 depreciation on investments                   115,136        5,226           11                120,373    (120,373)(e)        -


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain/loss on investment
 securities                                                                                                  24,398 (e)      24,398
Change in net unrealized appreciation/
 depreciation on investments                                                                                120,373 (e)     120,373
Net gain (loss) on investments                 138,643        6,117           11                144,771        -            144,771
                                           -----------   ----------    ---------             ----------   ---------       ---------
NET INCREASE (DECREASE) IN NET             $   137,864   $    6,077    $      11             $  143,952   $    -          $ 143,952
 ASSETS RESULTING FROM OPERATIONS


(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated issuers or non-controlled affiliated issuers that were received by the Portfolio.
(d) Expenses allocated from the Portfolio. Expenses are expected to be reduced as a result of the reorganization; however, the
Company is unable to estimate the reduction.
(e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.


                                                                114

                                     CENTURY

       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                  (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)
                                FEBRUARY 29, 2000

                                                                                                                         PRO FORMA
                                           AS REPORTED                                                                   (UNAUDITED)
                                           ------------------------------------                                          -----------

                                           EQUITY FUNDS  EQUITY TRUST                    SUBTOTAL      ADJUSTMENTS     CENTURY FUND


ASSETS

Investment in corresponding Portfolio      $    28,829   $    2,137                      $  30,966     $ (30,966)(a)
Investment in unaffiliated issuers and
 non-controlled affiliated issuers                -            -                              -           34,363 (a)   $     34,363
Assets net of liabilities at Portfolio            -            -                              -             -    (a)           -
Deferred organization costs                       -            -                              -             -    (b)           -
Receivable for Trust shares sold                   214         -                               214          -                  214
Receivable from administrator                     -            -                              -             -    (b)           -
                                           -----------   ----------                      ---------     ---------       ------------
                        Subtotal                29,043        2,137                         31,180         3,397             34,577
                                           -----------   ----------                      ---------     ---------       ------------

LIABILITIES
Payable for collateral on
 securities loaned                                -            -                              -            2,493 (a)          2,493
Liabilities net of assets at Portfolio            -            -                              -              904                904
Payable for Fund expenses                         -            -                              -             -                  -
Payable for Trust shares redeemed                   15         -                                15          -                    15
Payable to Administrator                             2            1                              3          -                     3
Accrued expenses                                    13           12                             25          -                    25
                                           -----------   ----------                      ---------     ---------       ------------
                        Subtotal                    30           13                             43         3,397              3,440
                                           -----------   ----------                      ---------     ---------       ------------

NET ASSETS - AT VALUE                      $    29,013   $    2,124                      $  31,137     $    -          $     31,137
                                           -----------   ----------                      ---------     ---------       ------------
                                                                                            31,137

NET ASSETS CONSIST OF

Par value                                  $         2   $     -                         $       2     $    -          $          2
Paid-in capital                                 26,037        1,744                         27,781          -                27,781
Accumulated undistributed net
 investment income (loss)                          (17)          (1)                           (18)         -                   (18)
Accumulated realized gain/loss                     (15)           6                             (9)         -                    (9)
Unrealized gain/loss                             3,006          375                          3,381          -                 3,381
                                           -----------   ----------                      ---------     ---------       ------------
NET ASSETS - AT VALUE                      $    29,013   $    2,124                      $  31,137     $    -          $     31,137


Shares                                           2,344          172
NAV                                        $     12.38    $   12.38





Shares - Fund Class                                                                                                           2,344
NAV - Fund Class                                                                                                       $      12.38
                                                                                                                       $     29,013
                                                                                                                       =============



Shares - Trust Class                                                                                                            172
NAV - Trust Class                                                                                                      $      12.38
                                                                                                                       $      2,124
                                                                                                                       =============

(a) As a result of the proposed reorganization, investments in unaffiliated issuers and non-controlled affiliated issuers, liabilities net of assets at Portfolio (if any) and Payables for collateral on securities loaned are being transferred from the
Portfolio to the Fund.

(b) If the proposed reorganization had occurred at February 29, 2000, deferred organization costs, if any, would have been borne by the administrator; however, these costs are expected to be fully amortized before the date of the reorganization.



                                                                115

             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                  (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)
                          PERIOD ENDED AUGUST 31, 1999

                                                                                                                         PRO FORMA
                                           AS REPORTED                                                                   (UNAUDITED)
                                           ------------------------------------                                          -----------

                                           EQUITY FUNDS  EQUITY TRUST                    SUBTOTAL      ADJUSTMENTS     CENTURY FUND




INVESTMENT INCOME
Investment income from Portfolio           $        40   $        5                      $      45     $     (45)(c)    $      -
Dividend income - unaffiliated
 issuers                                          -            -                              -                9 (c)               9
Dividend income- non-controlled
 affiliated issuers                               -            -                              -            -                   -
Interest income                                   -            -                              -               36                  36
Foreign Taxes withheld                            -            -                              -            -     (c)           -
                                           -----------   ----------                      ---------     ---------       ------------
     Total Income                                   40            5                             45         -                     45
                                           -----------   ----------                      ---------     ---------       ------------
EXPENSES
Administration fee                                  10            2                             12         -                     12
Investment management fee                         -            -                              -               23 (d)             23
Accounting fees                                   -            -                              -                2 (d)              2
Amortization of deferred
 organization costs                               -            -                              -            -                   -
Audit                                                2            1                              3             5 (d)              8
Custodian                                            2            2                              4            12 (d)             16
Rembursement of expenses previously
 assumed by administrator                         -            -                              -            -     (d)           -
Distribution fees                                 -            -                              -            -                   -
Legal                                               21           21                             42             5 (d)             47
Registration & filing fees                          33           33                             66         -                     66
Shareholder reports                                  7            6                             13         -                     13
Transfer agent                                       2            1                              3         -                      3
Trustees                                             1            1                              2             2 (d)              4
Miscellaneous                                     -               1                              1          -    (d)              1
Portfolio expenses                                  44            5                             49          (49) (d)           -
                                           -----------   ----------                      ---------     ---------       ------------
                           Gross                   122           73                            195          -                   195
Reductions      `                                  (65)         (67)                          (132)         -                  (132)
                                           -----------   ----------                      ---------     ---------       ------------
                             Net                    57            6                             63          -                    63

NET INVESTMENT INCOME (LOSS)                       (17)          (1)                           (18)         -                   (18)
                                           -----------   ----------                      ---------     ---------       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS FROM CORRESPONDING PORTFOLIO

Net realized gain/loss on
 investment securities                             (15)           6                             (9)            9 (e)           -
Change in net unrealized appreciation/
depreciation on investments                      3,006          375                          3,381        (3,381)(e)           -
                                           -----------   ----------                      ---------     ---------       ------------


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain/loss on investment
 securities                                                                                                  (9)(e)              (9)
Change in net unrealized appreciation/
 depreciation on investments                                                                               3,381 (e)          3,381
Net gain (loss) on investments                   2,991          381                          3,372          -                 3,372
                                           -----------   ----------                      ---------     ---------       ------------
NET INCREASE (DECREASE) IN NET ASSETS      $     2,974   $      380                      $   3,354     $    -          $      3,354
RESULTING FROM OPERATIONS



(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated issuers or non-controlled affiliated issuers that were received by the Portfolio.
(d) Expenses allocated from the Portfolio. Expenses are expected to be reduced as a result of the reorganization; however, the
Company is unable to estimate the reduction.
(e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.


                                                                116

                                                                FOCUS

                                 PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                            (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

                                                           AUGUST 31, 1999

                                                                                                                          PRO FORMA

                                              AS REPORTED                                                                (UNAUDITED)
                                             ----------------------------------------                                    -----------

                                              EQUITY FUNDS  EQUITY TRUST  EQUITY ASSETS    SUBTOTAL     ADJUSTMENTS      FOCUS FUND

ASSETS
Investment in corresponding Portfolio         $ 1,327,814   $ 216,696     $ 1,888     $ 1,546,398   $ (1,546,398) (a)
Investment in unaffiliated issuers and
non-controlled af-iliated issues                        -           -           -               -      1,524,239  (a)    $ 1,524,239
Assets net of liabilities at Portfolio                  -           -           -               -         29,273  (a)         29,273
Deferred organization costs                             -           -          24              24            (24) (b)              -
Receivable for Trust shares sold                      313          47           3             363              -                 363
Receivable from administrator                          -            -           5               5             24   (b)            29
                                                        -           -           -               -              -                   -
                                   Subtotal    1,328,127     216,743       1,920        1,546,790          7,114           1,553,904
                                               ----------    --------     -------      ----------         ------        ------------

LIABILITIES

Payable for collateral on securities
loaned                                                  -           -           -               -          7,114  (a)          7,114
Payable for Fund expenses                               -           -           -               -              -                   -
Payable for Trust shares redeemed                     781         616           -           1,397              -               1,397
Payable to Administrator                              307          60           -             367              -                 367
Accrued expenses                                      431          47          21             499              -                 499
                                               ----------    --------     -------      ----------         ------        ------------
                                   Subtotal         1,519         723          21           2,263          7,114               9,377
                                               ----------    --------     -------      ----------         ------        ------------

NET ASSETS - AT VALUE                          $1,326,608   $ 216,020     $ 1,899      $1,544,527            $ -          $1,544,527
                                              ===========  ==========    ========     ===========           ====         ===========

NET ASSETS CONSIST OF

Par value                                            $ 37         $ 9         $ -            $ 46            $ -                $ 46
Paid-in capital                                   685,109     154,945       1,362         841,416              -             841,416
Accumulated undistributed net
investment income (loss)                              118           -           -             118              -                 118
Accumulated realized gain/loss                    183,643      11,762         195         195,600              -             195,600
Unrealized gain/loss                              457,701      49,304         342         507,347              -             507,347
                                               ----------    --------     -------      ----------         ------        ------------

NET ASSETS - AT VALUE                          $1,326,608   $ 216,020     $ 1,899      $1,544,527            $ -         $ 1,544,527
                                              ===========  ==========    ========     ===========           ====         ===========

Shares                                             36,598       9,145         117
NAV                                               $ 36.25     $ 23.62     $ 16.18


Shares - Fund Class                                                                                                           36,598
NAV - Fund Class                                                                                                             $ 36.25
                                                                                                                          $1,326,608
                                                                                                                          ==========

Shares - Trust Class                                                                                                           9,145
NAV - Trust Class                                                                                                            $ 23.62
                                                                                                                           $ 216,020
                                                                                                                           =========

Shares - Asset Class                                                                                                             117
NAV - Asset Class                                                                                                            $ 16.18
                                                                                                                             $ 1,899
                                                                                                                             =======


(a) As a result of the proposed reorganization, investments in unaffiliated issuers and non-controlled affiliated issuers, Assets net of liabilities at Portfolio (if any) and Payables for collateral on securities loaned are being transferred from the Portfolio to the Fund.

(b) If the proposed reorganization had occurred at August 31, 1999, deferred organization costs, if any, would have been borne by the administrator; however, these costs are expected to be fully amortized before the date of the reorganization.

                                                                117

                                 PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                                    (000'S OMITTED)
                                            PERIOD ENDED AUGUST 31, 1999

                                                                                                                          PRO FORMA
                                              AS REPORTED                                                                (UNAUDITED)
                                                                                                                         -----------
                                              EQUITY FUNDS  EQUITY TRUST  EQUITY ASSETS    SUBTOTAL     ADJUSTMENTS       FOCUS FUND

INVESTMENT INCOME
Investment income from Portfolio                $ 12,149       $ 2,054        $ 14      $ 14,217      $ (14,217) (c)           $ -
Dividend income - unaffiliated
issuers                                                -             -           -             -         13,017  (c)        13,017
Dividend income- non-controlled
affiliated issuers                                     -             -           -             -              -                  -
Interest income                                        -             -           -             -          1,237              1,237
Foreign Taxes withheld                                 -             -           -             -            (37) (c)           (37)
                                                --------       -------        ----      --------      ---------            -------
    Total Income                                  12,149         2,054          14        14,217              -             14,217
                                                --------       -------        ----      --------      ---------            -------

EXPENSES
Administration fee                                 3,585           931           6         4,522              -              4,522
Investment management fee                              -             -           -             -          7,855  (d)         7,855
Accounting fees                                        -             -           -             -             10  (d)            10
Amortization of deferred
organization costs                                     -             -          12            12              -                 12
Audit                                                  8             5           5            18             45  (d)            63
Custodian                                             10            10          10            30            273  (d)           303
Insurance expense                                      -             -           -             -             19  (d)            19
Distribution fees                                      -             -           3             3              -                 3
Legal                                                  7            15          10            32             25  (d)            57
Registration & filing fees                            24            49          23            96              -                 96
Shareholder reports                                  159            47          14           220              -                220
Transfer agent                                       835            20          17           872              -                872
Trustees                                              20             4           -            24             23  (d)            47
Miscellaneous                                         38             3           1            42              -  (d)            42
Portfolio expenses                                 7,052         1,190           8         8,250         (8,250) (d)             -
                                                --------       -------        ----      --------      ---------            -------
                                      GROSS       11,738         2,274         109        14,121              -             14,121
Reductions                                            (3)          (60)        (86)         (149)             -               (149)
                                                --------       -------        ----      --------      ---------            -------
                                        NET       11,735         2,214          23        13,972              -             13,972
                                                --------       -------        ----      --------      ---------            -------


NET INVESTMENT INCOME (LOSS)                         414          (160)         (9)         245              -                 245
                                                --------       -------        ----      --------      ---------            -------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS FROM CORRESPONDING
PORTFOLIO

Net realized gain/loss on investment
securities                                       187,154        15,737         216       203,107       (203,107) (e)             -
Change in net unrealized appreciation/
depreciation on investments                      227,003        55,767         435       283,205        (283,205)(e)             -
                                                --------       -------        ----      --------       ---------           -------


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain/loss on investment
securities                                       187,154        15,737         216       203,107          203,107 (e)            -
Change in net unrealized appreciation
/depreciation on investments                     227,003        55,767         435       283,205          283,205 (e)            -
                                                 --------      -------        ----      --------        ---------          -------
Net gain (loss) on investments                   414,157        71,504         651       486,312               -           486,312
                                                --------       -------        ----      --------        ---------          -------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS               $ 414,571      $ 71,344       $ 642     $ 486,557        $      -         $ 486,557
                                                ========       =======        ====      ========        =========          =======

(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated issuers or non-controlled affiliated issuers that were received by the Portfolio.

(d) Expenses allocated from the Portfolio. Expenses are expected to be reduced as a result of the reorganization; however, the
Company is unable to estimate the reduction.

(e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.


                                                                118

                                                             GUARDIAN

                                       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                                      (UNAUDITED) (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

                                                           AUGUST 31, 1999


                                                                                                                          PRO FORMA
                                             AS REPORTED                                                                 (UNAUDITED)
                                            ----------------------------------------                                     -----------
                                                                          EQUITY
                                             EQUITY FUNDS  EQUITY TRUST   ASSETS      SUBTOTAL     ADJUSTMENTS         GUARDIAN FUND

ASSETS

Investment in corresponding
Portfolio                                    $3,446,910    $1,251,954    $ 24,856    $ 4,723,720    $(4,723,720) (a)
Investment in unaffiliated
issuers and non-controlled
affiliated issuers                                    -             -           -              -      4,643,705  (a)    $ 4,643,705
Assets net of liabilities at
Portfolio                                             -             -           -              -        104,452  (a)        104,452
Deferred organization costs                           -             -          23             23            (23) (b)              -
Receivable for Trust shares sold                  1,652           998          12          2,662              -               2,662
Receivable from administrator                         -             -           -              -             23  (b)             23
                                             ----------    ----------     -------     ----------        -------           ---------
                                  Subtotal    3,448,562     1,252,952      24,891      4,726,405         24,437           4,750,842
                                             ----------    ----------     -------     ----------        -------           ---------

LIABILITIES

Payable for collateral on
securities loaned                                      -             -           -              -         24,437  (a)        24,437
Payable for Fund expenses                              -             -           -              -              -                 -
Payable for Trust shares redeemed                  5,508         1,256           -          6,764              -              6,764
Payable to Administrator                             804           444          35          1,283              -              1,283
Accrued expenses                                   1,217           101          27          1,345              -              1,345
                                               ----------    ----------     -------     ----------        -------         ---------
                                   Subtotal        7,529         1,801          62          9,392         24,437             33,829
                                               ----------    ----------     -------     ----------        -------         ---------

NET ASSETS - AT VALUE                         $3,441,033   $ 1,251,151    $ 24,829    $ 4,717,013        $     -         $4,717,013
                                              ===========    ==========     =======     ==========        =========       =========

NET ASSETS CONSIST OF

Par value                                          $ 151          $ 76     $      2     $      229        $     -        $      229
Paid-in capital                                2,246,592       881,344       23,900      3,151,836              -         3,151,836
Accumulated undistributed net
investment income (loss)                           6,714         2,288            6          9,008              -             9,008
Accumulated realized gain/loss                   746,872       227,923          225        975,020              -           975,020
Unrealized gain/loss                             440,704       139,520          696        580,920              -           580,920
                                               ----------    ----------     -------     ----------        -------         ---------

NET ASSETS - AT VALUE                         $3,441,033   $ 1,251,151     $ 24,829    $ 4,717,013        $     -       $ 4,717,013
                                              ===========  ============   =========   ============        =======       ===========

Shares                                            151,434        76,470       1,834
NAV                                               $ 22.72       $ 16.36     $ 13.54



Shares - Fund Class                                                                                                         151,434
NAV - Fund Class                                                                                                            $ 22.72
                                                                                                                         $3,441,033
                                                                                                                         ==========

Shares - Trust Class                                                                                                         76,470
NAV - Trust Class                                                                                                           $ 16.36
                                                                                                                         $1,251,151
                                                                                                                         ==========

Shares - Asset Class                                                                                                          1,834
NAV - Asset Class                                                                                                           $ 13.54
                                                                                                                            $24,829
                                                                                                                         ==========

(a) As a result of the proposed reorganization, investments in unaffiliated issuers and non-controlled affiliated issuers, Assets net of liabilities at Portfolio (if any) and Payables for collateral on securities loaned are being transferred from the Portfolio to the Fund.

(b) If the proposed reorganization had occurred at August 31, 1999, deferred organization costs, if any, would have been borne by the administrator; however, these costs are expected to be fully amortized before the date of the reorganization.


                                                                119

                                       PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                                           (000'S OMITTED)
                                                    PERIOD ENDED AUGUST 31, 1999

                                                                                                                        PRO FORMA
                                             AS REPORTED                                                                (UNAUDITED)
                                                                          EQUITY                                        ----------
                                             EQUITY FUNDS  EQUITY TRUST   ASSETS    SUBTOTAL     ADJUSTMENTS           GUARDIAN FUND

INVESTMENT INCOME
Investment income from Portfolio                 $ 62,696    $ 23,094      $ 365       $ 86,155   $ (86,155) (c)         $       -
Dividend income - unaffiliated issuers                  -           -          -              -      58,766  (c)            58,766
Dividend income- non-controlled
affiliated issuers                                      -           -          -              -           -                      -
Interest income                                         -           -          -              -      28,189                 28,189
Foreign Taxes withheld                                 -            -          -              -        (800) (c)              (800)
                                                       --          --         --             --        -----                  -----
    Total Income                                   62,696      23,094        365         86,155           -                 86,155
                                               ----------    --------     ------     ----------    --------              ---------

EXPENSES
Administration fee                                 10,690       6,043         95         16,828           -                 16,828
Investment management fee                               -           -          -              -      25,003  (d)            25,003
Accounting fees                                         -           -          -              -          10  (d)                10
Amortization of deferred organization costs             -           -         12             12           -                     12
Audit                                                   9           6          5             20          48  (d)                68
Custodian                                              10          10         10             30         826  (d)               856
Insurance expense                                       -           -          -              -          88  (d)                88
Distribution fees                                       -           -         60             60           -                     60
Legal                                                  14          18         11             43          28  (d)                71
Registration & filing fees                             48          53         29            130           -                    130
Shareholder reports                                   455         174         22            651           -                    651
Transfer agent                                      3,447          24         16          3,487           -                  3,487
Trustees                                               52          20          -             72          69  (d)               141
Miscellaneous                                         108          23          2            133           -  (d)               133
Portfolio expenses                                 18,987       6,975        110         26,072     (26,072) (d)                -
                                               ----------    --------     ------     ----------    --------              ---------
                                      GROSS        33,820      13,346        372         47,538           -                 47,538
Reductions                                             (3)         (1)       (13)           (17)         -                     (17)
                                               ----------    --------     ------     ----------    --------              ---------
                                        NET        33,817      13,345        359         47,521           -                 47,521
                                               ----------    --------     ------     ----------    --------              ---------


NET INVESTMENT INCOME (LOSS)                       28,879       9,749          6         38,634           -                 38,634
                                               ----------    --------     ------     ----------    --------              ---------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS FROM
CORRESPONDING PORTFOLIO

Net realized gain/loss on
investment securities                             761,289     230,720       (164)       991,845    (991,845) (e)                 -
Change in net unrealized appreciation/
depreciation on investments                       244,338     157,393      4,816        406,547    (406,547) (e)                 -
                                               ----------    --------     ------     ----------    --------              ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS

Net realized gain/loss on investment
securities                                                                                          991,845  (e)           991,845
Change in net unrealized appreciation/
depreciation on investments                                                                         406,547   (e)          406,547
                                                                                                   --------                -------
Net gain (loss) on investments                  1,005,627     388,113      4,652      1,398,392           -              1,398,392
                                               ----------    --------     ------     ----------    --------              ---------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTIING FROM OPERATIONS                     $1,034,506    $397,862    $ 4,658    $ 1,437,026         $ -             $1,437,026
                                               ==========    ========     ======     ==========    ========              =========



(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated issuers or non-controlled affiliated issuers that were received by the Portfolio.
(d) Expenses allocated from the Portfolio. Expenses are expected to be reduced as a result of the reorganization; however, the
Company is unable to estimate the reduction.
(e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.


                                                                120

                                                              MANHATTAN

                                 PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                            (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

                                                           AUGUST 31, 1999

                                                                                                                        PRO FORMA
                                             AS REPORTED                                                                (UNAUDITED)
                                                                          EQUITY                                        ----------
                                             EQUITY FUNDS  EQUITY TRUST   ASSETS    SUBTOTAL     ADJUSTMENTS          MANHATTAN FUND

ASSETS
Investment in corresponding Portfolio           $ 565,838      $ 45,305     $ 1,717   $ 612,860     $ (612,860) (a)
Investment in unaffiliated issuers
and non-controlled affiliated issuers                   -             -           -           -        722,750  (a)      $ 722,750
Assets net of liabilities at Portfolio                  -             -           -           -          9,020  (a)          9,020
Deferred organization costs                             -             -          23          23            (23) (b)              -
Receivable for Trust shares sold                      876            30           -         906              -                 906
Receivable from administrator                           -             -           3           3             23  (b)             26
                                                ---------      --------     -------    --------       --------            --------
                                   Subtotal       566,714        45,335       1,743     613,792        118,910             732,702
                                                ---------      --------     -------    --------       --------            --------

LIABILITIES
Payable for collateral on
securities loaned                                       -             -           -           -        118,910  (a)        118,910
Payable for Fund expenses                               -             -           -           -              -                   -
Payable for Trust shares redeemed                     302             2           -         304              -                 304
Payable to Administrator                              124            18           -         142              -                 142
Accrued expenses                                      328            31          26         385              -                 385
                                                ---------      --------     -------    --------       --------            --------
                                   Subtotal           754            51          26         831        118,910             119,741
                                                ---------      --------     -------    --------       --------            --------

NET ASSETS - AT VALUE                           $ 565,960      $ 45,284     $ 1,717   $ 612,961            $ -           $ 612,961
                                                =========      ========     =======    ========       ========            ========

NET ASSETS CONSIST OF

Par value                                            $ 47           $ 3         $ -        $ 50            $ -                $ 50
Paid-in capital                                   401,745        29,810       1,653     433,208              -             433,208
Accumulated undistributed net
investment income (loss)                                -             -           -           -              -                   -
Accumulated realized gain/loss                     52,950         4,426          (7)     57,369              -              57,369
Unrealized gain/loss                              111,218        11,045          71     122,334              -             122,334
                                                ---------      --------     -------    --------       --------            --------

NET ASSETS - AT VALUE                           $ 565,960      $ 45,284     $ 1,717   $ 612,961            $ -           $ 612,961
                                                =========      ========     =======    ========       ========            ========

Shares                                             46,894         3,014         118
NAV                                               $ 12.07       $ 15.02     $ 14.54



Shares - Fund Class                                                                                                         46,894
NAV - Fund Class                                                                                                          $  12.07
                                                                                                                          $565,960
                                                                                                                          ========
Shares - Trust Class                                                                                                         3,014
NAV - Trust Class                                                                                                          $ 15.02
                                                                                                                          $ 45,284
                                                                                                                          ========

Shares - Asset Class                                                                                                           118
NAV - Asset Class                                                                                                          $ 14.54
                                                                                                                           $ 1,717
                                                                                                                          ========

(a) As a result of the proposed reorganization, investments in unaffiliated issuers and non-controlled affiliated issuers, Assets net of liabilities at Portfolio (if any) and Payables for collateral on securities loaned are being transferred from the Portfolio to the Fund.

(b) If the proposed reorganization had occurred at August 31, 1999, deferred organization costs, if any, would have been borne by the administrator; however, these costs are expected to be fully amortized before the date of the reorganization.

                                                                121

                                          PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                                           (000'S OMITTED)
                                                    PERIOD ENDED AUGUST 31, 1999

                                                                                                                        PRO FORMA
                                             AS REPORTED                                                                (UNAUDITED)
                                                                          EQUITY                                        ----------
                                             EQUITY FUNDS  EQUITY TRUST   ASSETS    SUBTOTAL     ADJUSTMENTS          MANHATTAN FUND

INVESTMENT INCOME
Investment income from Portfolio             $      2,810      $    257     $     3   $   3,070     $   (3,070)(c)       $        -
Dividend income - unaffiliated issuers                  -             -           -           -          1,091 (c)            1,091
Dividend income- non-controlled affiliated
 issuers                                                -             -           -           -              -                    -
Interest income                                         -             -           -           -          1,979                1,979
Foreign Taxes withheld                                  -             -           -           -              - (c)                -
                                             ------------      --------     -------   ---------     ----------           ----------
    Total Income                                    2,810           257           3       3,070              -                3,070
                                             ------------      --------     -------   ---------     ----------           ----------

EXPENSES
Administration fee                                  1,473           207           2       1,682              -                1,682
Investment management fee                               -             -           -           -          3,282 (d)            3,282
Accounting fees                                         -             -           -           -             10 (d)               10
Amortization of deferred organization costs             -             -          12          12              -                   12
Audit                                                  10             6           7          23             54 (d)               77
Custodian                                              10            10          10          30            177 (d)              207
Insurance expense                                       -             -           -           -              8 (d)                8
Distribution fees                                       -             -           1           1              -                    1
Legal                                                  12            16          10          38             20 (d)               58
Registration & filing fees                             56            30          22         108              -                  108
Shareholder reports                                   143            23          19         185              -                  185
Transfer agent                                        640            18          17         675              -                  675
Trustees                                               11             1           -          12             12 (d)               24
Miscellaneous                                          16             2           1          19             14 (d)               33
Portfolio expenses                                  3,276           298           3       3,577         (3,577)(d)                -
                                             ------------      --------     -------   ---------     ----------           ----------
                                      GROSS         5,647           611         104       6,362              -                6,362
Reductions                                             (5)          (37)        (96)       (138)             -                 (138)
                                             ------------      --------     -------   ---------     ----------           ----------
                                        NET         5,642           574           8       6,224              -                6,224
                                             ------------      --------     -------   ---------     ----------           ----------


NET INVESTMENT INCOME (LOSS)                       (2,832)         (317)         (5)     (3,154)             -               (3,154)
                                             ------------      --------     -------   ---------     ----------           ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS FROM CORRESPONDING PORTFOLIO

Net realized gain/loss on investment
 securities                                        53,255         4,459         (16)     57,698        (57,698)(e)               -
Change in net unrealized appreciation
/depreciation on investment                       122,884        12,225          99     135,208       (135,208)(e)               -
                                             ------------      --------     -------   ---------     ----------           ----------


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain/loss on investment
 securities                                                                                             57,698 (e)           57,698
Change in net unrealized appreciation
 /depreciation on investments                                                                          135,208 (e)          135,208
                                                                                                    ----------           ----------
Net gain (loss) on investments                    176,139        16,684          83     192,906              -              192,906
                                             ------------      --------     -------   ---------     ----------           ----------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATION              $    173,307     $  16,367     $    78   $ 189,752     $        -           $  189,752
                                             ============     =========     =======   =========     ==========           ==========


(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated issuers or non-controlled affiliated issuers that were received by the Portfolio.

(d) Expenses allocated from the Portfolio. Expenses are expected to be reduced as a result of the reorganization; however, the
Company is unable to estimate the reduction.

(e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.



                                                                122

                                    PARTNERS

       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                  (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

                                      AUGUST 31, 1999
                                                                                                                       PRO FORMA
                                             AS REPORTED                                                              (UNAUDITED)
                                                                          EQUITY                                      ----------
                                             EQUITY FUNDS  EQUITY TRUST   ASSETS    SUBTOTAL     ADJUSTMENTS          PARTNERS FUND

ASSETS
Investment in corresponding Portfolio          $ 2,857,082     $ 849,259    $ 62,399  $ 3,768,740   $(3,768,740)(a)
Investment in unaffiliated issuers and
 non-controlled affiliated issuers                       -             -           -    3,876,069(a)                   $ 3,876,069
Assets net of liabilities at Portfolio                   -             -           -            -        32,313 (a)         32,313
Deferred organization costs                              -             -          23           23           (23)(b)              -
Receivable for Trust shares sold                     1,285         2,336          71        3,692              -             3,692
Receivable from administrator                            -             -           -            -            23 (b)             23
                                               -----------     ---------    --------  -----------   -----------        -----------
                                   Subtotal      2,858,367       851,595      62,493    3,772,455       139,642          3,912,097
                                               -----------     ---------    --------  -----------   -----------        -----------

LIABILITIES
Payable for collateral on securities loaned              -             -           -            -       139,642 (a)        139,642
Payable for Fund expenses                                -             -           -            -             -                 -
Payable for Trust shares redeemed                    2,595         1,095           -        3,690             -              3,690
Payable to Administrator                               653           297          35          985             -                985
Accrued expenses                                       761            95          26          882             -                882
                                               -----------     ---------    --------  -----------   -----------        -----------
                                   Subtotal          4,009         1,487          61        5,557       139,642            145,199
                                               -----------     ---------    --------  -----------   -----------        -----------

NET ASSETS - AT VALUE                          $ 2,854,358     $ 850,108    $ 62,432  $ 3,766,898   $         -        $ 3,766,898
                                               ===========     =========    ========  ===========   ===========        ===========

NET ASSETS CONSIST OF

Par value                                      $       108     $      45    $      4  $       157   $         -        $       157
Paid-in capital                                  2,235,773       732,003      55,230    3,023,006             -          3,023,006
Accumulated undistributed net
 investment income (loss)                           29,186         7,351           9       36,546             -             36,546
Accumulated realized gain/loss                     297,910        46,100       3,288      347,298             -            347,298
Unrealized gain/loss                               291,381        64,609       3,901      359,891             -            359,891
                                               -----------     ---------    --------  -----------   -----------        -----------

NET ASSETS - AT VALUE                          $ 2,854,358     $ 850,108    $ 62,432  $ 3,766,898   $         -        $ 3,766,898
                                               ===========     =========    ========  ===========   ===========        ===========

Shares                                             108,043        45,432       3,967
NAV                                            $     26.42     $   18.71    $  15.74



Shares - Fund Class                                                                                                          108,043
NAV - Fund Class                                                                                                             $ 26.42
                                                                                                                         $ 2,854,358
                                                                                                                         ===========

Shares - Trust Class                                                                                                          45,432
NAV - Trust Class                                                                                                        $     18.71
                                                                                                                         $   850,108
                                                                                                                         ===========

Shares - Asset Class                                                                                                           3,967
NAV - Asset Class                                                                                                        $     15.74
                                                                                                                         $    62,432
                                                                                                                         ===========

(a) As a result of the proposed reorganization, investments in unaffiliated issuers and non-controlled affiliated issuers, Assets net of liabilities at Portfolio (if any) and Payables for collateral on securities loaned are being transferred from the Portfolio to the Fund.

(b) If the proposed reorganization had occurred at August 31, 1999, deferred organization costs, if any, would have been borne by the administrator; however, these costs are expected to be fully amortized before the date of the reorganization.


                                                                123

                                          PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                                           (000'S OMITTED)
                                                    PERIOD ENDED AUGUST 31, 1999

                                                                                                                       PRO FORMA
                                             AS REPORTED                                                               (UNAUDITED)
                                                                          EQUITY                                       ----------
                                             EQUITY FUNDS  EQUITY TRUST   ASSETS    SUBTOTAL     ADJUSTMENTS           PARTNERS FUND

INVESTMENT INCOME
Investment income from Portfolio                $  54,515      $ 15,361     $ 1,042   $ 70,918      $ (70,918)(c)      $          -
Dividend income - unaffiliated issuers                  -             -           -          -         66,443 (c)            66,443
Dividend income- non-controlled
 affiliated issuers                                     -             -           -          -              -                     -
Interest income                                         -             -           -          -          4,684                 4,684
Foreign Taxes withheld                                  -             -           -          -           (209)(c)              (209)
                                                ---------      --------     -------   --------      ---------          ------------
    Total Income                                   54,515        15,361       1,042     70,918              -                70,918
                                                ---------      --------     -------   --------      ---------          ------------

EXPENSES
Administration fee                                  8,070         3,528         243     11,841              -                11,841
Investment management fee                               -             -           -          -         18,165 (d)            18,165
Accounting fees                                         -             -           -          -             10 (d)                10
Amortization of deferred organization costs             -             -          12         12              -                    12
Audit                                                   9             5           5         19             47 (d)                66
Custodian                                              10            10          10         30            617 (d)               647
Insurance expense                                       -             -           -         -              48 (d)                48
Distribution fees                                       -             -         151        151              -                   151
Legal                                                  11            13          10         34             18 (d)                52
Registration & filing fees                            184           156          36        376              -                   376
Shareholder reports                                   347           120          21        488              -                   488
Transfer agent                                      2,051            20          17      2,088              -                 2,088
Trustees                                               40            12           1         53             50 (d)               103
Miscellaneous                                          78            10           2         90              - (d)                90
Portfolio expenses                                 14,533         4,137         285     18,955        (18,955)(d)                 -
                                                ---------      --------     -------   --------         ------          ------------
                                      GROSS        25,333         8,011         793     34,137              -                34,137
Reductions                                             (4)           (1)          -         (5)             -                    (5)
                                                ---------      --------     -------   --------         ------          ------------
                                        NET        25,329         8,010         793     34,132              -                34,132
                                                ---------      --------     -------   --------         ------          ------------

NET INVESTMENT INCOME (LOSS)                       29,186         7,351         249     36,786              -                36,786
                                                ---------      --------     -------   --------         ------          ------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS FROM CORRESPONDING PORTFOLIO

Net realized gain/loss on investment
 securities                                       304,202        45,924       3,694    353,820       (353,820)(e)                 -
Change in net unrealized appreciation
 /depreciation investment                         381,420       141,300       8,416    531,136       (531,136)(e)                 -
                                                ---------      --------     -------   --------        -------          ------------


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain/loss on investment
 securities                                                                                           353,820 (e)           353,820
Change in net unrealized appreciation
 /depreciation on investments                                                                         531,136 (e)           531,136
                                                                                                      -------          ------------
Net gain (loss) on investments                    685,622       187,224      12,110    884,956              -               884,956
                                                ---------      --------     -------   --------        -------          ------------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS               $ 714,808      $194,575     $12,359   $921,742        $     -          $    921,742
                                                =========      ========    ========   =========       =======          ============



(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated issuers or non-controlled affiliated issuers that were received by the Portfolio.
(d) Expenses allocated from the Portfolio. Expenses are expected to be reduced as a result of the reorganization; however, the
Company is unable to estimate the reduction.
(e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.


                                                                124

                                             TECHNOLOGY

                 PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                            (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

                                            JUNE 30, 2000
                                                                                                                         PRO FORMA
                                             AS REPORTED                                                                (UNAUDITED)
                                            ----------------------------------------                                    -----------
                                                                                                                        TECHNOLOGY
                                             EQUITY FUNDS  EQUITY TRUST         SUBTOTAL     ADJUSTMENTS                    FUND

ASSETS
Investment in corresponding Portfolio        $     16,040  $      2,112         $ 18,152     $  (18,152)(a)
Investment in unaffiliated issuers and
 non-controlled affiliated issuers                      -             -                -         18,119 (a)             $    18,119
Assets net of liabilities at Portfolio                  -             -                -             33 (a)                      33
Deferred organization costs                             -             -                -              - (b)                       -
Receivable for Trust shares sold                        -             -                -              -                           -
Receivable from administrator                          26            33               59              - (b)                      59
                                             ------------  ------------         --------     ----------                 -----------
                                   Subtotal        16,066         2,145           18,211              -                      18,211
                                             ------------  ------------         --------     ----------                 -----------

LIABILITIES
Payable for collateral on securities loaned             -             -                -              - (a)                       -
Payable for Fund expenses                               -             -                -              -                           -
Payable for Trust shares redeemed                       -             -                -              -                           -
Payable to Administrator                                -             -                -              -                           -
Accrued expenses                                      16            17                33              -                          33
                                             ------------  ------------         --------     ----------                 -----------
                                   Subtotal           16            17                33              -                          33
                                             ------------  ------------         --------     ----------                 -----------

NET ASSETS - AT VALUE                        $    16,050   $     2,128          $ 18,178     $        -                 $    18,178
                                             ===========   ===========          ========     ==========                 ===========

NET ASSETS CONSIST OF

Par value                                    $         2   $         -          $      2     $        -                 $         2
Paid-in capital                                   14,598         2,001            16,599              -                      16,599
Accumulated undistributed net
 investment income (loss)                             28             5                33              -                          33
Accumulated realized gain/loss                       (71)          (11)              (82)             -                         (82)
Unrealized gain/loss                               1,493           133             1,626              -                       1,626
                                             ------------  ------------         --------     ----------                 -----------

NET ASSETS - AT VALUE                        $    16,050   $     2,128          $ 18,178     $        -                 $    18,178
                                             ===========   ===========          ========     ==========                 ===========

Shares                                             1,509           200
NAV                                          $     10.64   $     10.63



Shares - Fund Class                                                                                                           1,509
NAV - Fund Class                                                                                                        $     10.64
                                                                                                                        $    16,050
                                                                                                                        ===========

Shares - Trust Class                                                                                                            200
NAV - Trust Class                                                                                                       $     10.63
                                                                                                                        $     2,128
                                                                                                                        ===========

(a) As a result of the proposed reorganization, investments in unaffiliated issuers and non-controlled affiliated issuers, Assets net of liabilities at Portfolio (if any) and Payables for collateral on securities loaned are being transferred from the Portfolio to the Fund.

(b) If the proposed reorganization had occurred at June 30, 2000, deferred organization costs, if any, would have been borne by the administrator; however, these costs are expected to be fully amortized before the date of the reorganization.



                                                                125

                       PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                            (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

                                      PERIOD ENDED JUNE 30, 2000
                                                                                                                         PRO FORMA
                                             AS REPORTED                                                                (UNAUDITED)
                                            ----------------------------------------                                    -----------
                                                                                                                        TECHNOLOGY
                                             EQUITY FUNDS  EQUITY TRUST         SUBTOTAL     ADJUSTMENTS                    FUND
INVESTMENT INCOME
Investment income from Portfolio             $         65  $         11         $     76     $       (76)(c)            $         -
Dividend income - unaffiliated issuers                  -             -                -               5 (c)                      5
Dividend income- non-controlled
 affiliated issuers                                     -             -                -               -                          -
Interest income                                         -             -                -              71                         71
Foreign Taxes withheld                                  -             -                -               - (c)                      -
                                             ------------  ------------         --------     -----------                -----------
    Total Income                                       65            11               76               -                         76
                                             ------------  ------------         --------     -----------                -----------

EXPENSES
Administration fee                                      5             1                6               -                          6
Investment management fee                               -             -                -              18 (d)                     18
Accounting fees                                         -             -                -               - (d)                      -
Amortization of deferred organization costs             -             -                -               -                          -
Audit                                                   2             3                5               7 (d)                     12
Custodian                                               2             2                4               6 (d)                     10
Insurance expense                                       -             -                -               - (d)                      -
Distribution fees                                       -             -                -               -                          -
Legal                                                   2             2                4               2 (d)                      6
Registration & filing fees                              -             -                -               -                          -
Shareholder reports                                     5             5               10               -                         10
Transfer agent                                          -             -                -               -                          -
Trustees                                                -             -                -               1 (d)                      1
Miscellaneous                                          22            22               44               1 (d)                     45
Portfolio expenses                                     30             5               35             (35)(d)                      -
                                             ------------  ------------         --------     -----------                -----------
                                      GROSS            68            40              108               -                        108
Reductions                                            (31)          (34)             (65)              -                        (65)
                                             ------------  ------------         --------     -----------                -----------
                                        NET            37             6               43               -                         43
                                             ------------  ------------         --------     -----------                -----------


NET INVESTMENT INCOME (LOSS)                           28             5               33               -                         33
                                             ------------  ------------         --------     -----------                -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS FROM CORRESPONDING PORTFOLIO

Net realized gain/loss on investment
 securities                                           (71)          (11)             (82)             82 (e)                      -
Change in net unrealized appreciation
 /depreciation investments                          1,493           133            1,626          (1,626)(e)                      -
                                             ------------  ------------         --------     -----------                -----------


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain/loss on investment
 securities                                                                                          (82)(e)                    (82)
Change in net unrealized appreciation
 /depreciation on investments                                                                      1,626 (e)                  1,626
                                             ------------  ------------                      -----------                -----------
Net gain (loss) on investments                      1,422           122            1,544               -                      1,544
                                             ------------  ------------         --------     -----------                -----------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM 0PERATIONS                   $      1,450  $        127         $  1,577     $         -                $     1,577
                                             ============  ============         ========     ===========                ===========



(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated issuers or non-controlled affiliated issuers that were received by the Portfolio.
(d) Expenses allocated from the Portfolio. Expenses are expected to be reduced as a result of the reorganization; however, the
Company is unable to estimate the reduction.
(e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.


                                                                126

Most of the following Pro Forma
combining financial information is as of October 31, 1999 and the fiscal period then ended, except for Institutional
Cash Trust. Because Institutional Cash
Trust started operations after October
31, 1999 its information is as of June
30, 2000 and the fiscal period then
ended.

                                          GOVERNMENT MONEY

                       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                      (UNAUDITED) (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

                                          OCTOBER 31, 1999
                                                                                                             PRO FORMA
                                             AS REPORTED                                                    (UNAUDITED)
                                            ---------------------------------                               -----------
                                                                                                            GOVERNMENT
                                             INCOME FUND               SUBTOTAL     ADJUSTMENTS             MONEY FUND

ASSETS
Investment in corresponding Portfolio           $ 653,867             $ 653,867     $ (653,867) (a)
Investment in unaffiliated issuers and
 non-controlled af-iliated issuers                      -                     -        649,515  (a)          $ 649,515
Assets net of liabilities at Portfolio                  -                     -          4,352  (a)              4,352
Deferred organization costs                             -                     -              -  (b)                  -
Receivable for Trust shares sold                      377                   377              -                     377
Receivable from administrator                           -                     -              -  (b)                  -
                                                ---------             ---------     ----------               ---------
                                   Subtotal       654,244               654,244              -                 654,244
                                                ---------             ---------     ----------               ---------

LIABILITIES
Dividends Payable                                      12                    12              -  (a)                 12
Payable for Fund expenses                               -                     -              -                       -
Payable for Trust shares redeemed                     616                   616              -                     616
Payable to Administrator                              156                   156              -                     156
Accrued expenses                                       83                    83              -                      83
                                                ---------             ---------     ----------               ---------
                                   Subtotal           867                   867              -                     867
                                                ---------             ---------     ----------               ---------

NET ASSETS - AT VALUE                           $ 653,377             $ 653,377     $        -               $ 653,377
                                                =========             =========     ==========               =========

NET ASSETS CONSIST OF

Par value                                       $     653             $     653     $        -               $     653
Paid-in capital                                   652,724               652,724              -                 652,724
Dividends in excess of net investment income            -                     -              -                       -
Accumulated realized gain/loss                          -                     -              -                       -
Unrealized gain/loss                                    -                     -              -                       -
                                                ---------             ---------     ----------               ---------

NET ASSETS - AT VALUE                           $ 653,377             $ 653,377     $        -               $ 653,377
                                                =========             =========     ==========               =========

Shares                                            653,377
NAV                                                $ 1.00



Shares - Fund Class                                                                                            653,377
NAV - Fund Class                                                                                                $ 1.00
                                                                                                             $ 653,377
                                                                                                             =========

(a) As a result of the proposed reorganization, investments in unaffiliated issuers and non-controlled affiliated issuers, Assets net of liabilities at Portfolio (if any) and Payables for collateral on securities loaned are being transferred from the Portfolio to the Fund.

(b) If the proposed reorganization had occurred at October 31, 1999, deferred organization costs, if any, would have been borne by the administrator; however, these costs are expected to be fully amortized before the date of the reorganization.



                                                                127

                            PRO FORMA COMBINING STATEMENT OF OPERATIONS
                      (UNAUDITED) (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

                                  PERIOD ENDED OCTOBER 31, 1999
                                                                                                             PRO FORMA
                                             AS REPORTED                                                    (UNAUDITED)
                                            ---------------------------------                               -----------
                                                                                                            GOVERNMENT
                                             INCOME FUND               SUBTOTAL     ADJUSTMENTS             MONEY FUND

INVESTMENT INCOME
Investment income from Portfolio              $  28,027               $ 28,027      $ (28,027) (c)           $      -
Interest income                                      -                      -          28,027                  28,027
                                              ---------               --------      ---------                --------
    Total Income                                 28,027                 28,027              -                  28,027
                                              ---------               --------      ---------                --------

EXPENSES
Administration fee                                1,621                  1,621              -                   1,621
Investment management fee                             -                      -          1,479  (d)              1,479
Accounting fees                                       -                      -             10  (d)                 10
Amortization of deferred organization costs           -                      -              -                       -
Audit                                                 9                      9             26  (d)                 35
Custodian                                            10                     10            136  (d)                146
Insurance expense                                     -                      -              5  (d)                  5
Rembursement of expenses previously assumed
 by administrator                                     -                      -              -                       -
Legal                                                14                     14             13  (d)                 27
Registration & filing fees                           34                     34              -                      34
Shareholder reports                                  39                     39              -                      39
Transfer agent                                       96                     96              -                      96
Trustees                                             33                     33             34  (d)                 67
Miscellaneous                                        30                     30              -  (d)                 30
Portfolio expenses                                1,703                  1,703          (1,703)(d)                  -
                                              ---------               --------      ----------               --------
                                      GROSS       3,589                  3,589               -                  3,589
Reductions                                            -                      -               -                      -
                                              ---------               --------      ----------               --------
                                        NET       3,589                  3,589               -                  3,589
                                              ---------               --------      ----------               --------


NET INVESTMENT INCOME (LOSS)                     24,438                 24,438               -                 24,438
                                              ---------               --------      ----------               --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS FROM CORRESPONDING PORTFOLIO

Net realized gain/loss on investment securities       -                      -               -  (e)                 -
Change in net unrealized appreciation
 /depreciation on investments                         -                      -               -  (e)                 -
                                              ---------               --------      ----------               --------


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain/loss on investment
 securities                                           -                      -                  (e)                 -
Change in net unrealized appreciation
 /depreciation on investments                         -                                      -  (e)                 -
                                              ---------               --------      ----------               --------
Net gain (loss) on investments                        -                      -               -                      -
                                              ---------               --------      ----------               --------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS              $  24,438               $ 24,438      $        -               $ 24,438
                                              =========               ========      ==========               ========



(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated issuers or non-controlled affiliated issuers that were received by the Portfolio.
(d) Expenses allocated from the Portfolio. Expenses are expected to be reduced as a result of the reorganization; however, the
Company is unable to estimate the reduction.
(e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.



                                                                128

                                                             Cash Reserves
                               Pro Forma Combining Statement of Assets and Liabilities (unaudited)
                                              (000's omitted except for per share amounts)
                                                            October 31, 1999

                                                                                                Pro Forma
                                                As Reported                                    (unaudited)
                                               -----------------                               --------------

                                               Income Fund        Subtotal    Adjustments       Cash Reserves

ASSETS
Investment in corresponding Portfolio         $ 1,105,633        $ 1,105,633 $(1,105,633) (a)
Investment in unaffiliated issuers and non-
controlled affiliated issuers                         -                  -     1,101,217  (a)  $ 1,101,217
Assets net of liabilities at Portfolio                -                  -         4,416  (a)        4,416
Deferred organization costs                           -                  -           -    (b)          -
Receivable for Trust shares sold                    1,069              1,069         -               1,069
Receivable from administrator                         -                  -           -    (b)          -
                                              -----------        ----------- -----------       -----------
                       Subtotal                 1,106,702          1,106,702         -           1,106,702
                                              -----------        ----------- -----------       -----------

LIABILITIES
Dividends Payable                                      30                 30         -    (a)           30
Payable for Fund expenses                             -                  -           -                 -
Payable for Trust shares redeemed                   2,051              2,051         -               2,051
Payable to Administrator                              262                262         -                 262
Accrued expenses                                      194                194         -                 194
                                              -----------        ----------- -----------       -----------
                       Subtotal                     2,537              2,537         -               2,537

Net Assets - at value                         $ 1,104,165        $ 1,104,165 $       -         $ 1,104,165

Net Assets consist of

Par value                                     $     1,104        $     1,104 $       -         $     1,104
Paid-in capital                                 1,103,087          1,103,087         -           1,103,087
Dividends in excess of net investment income
                                                      -                  -           -                 -
Accumulated realized gain/loss                        (26)               (26)        -                (26)
Unrealized gain/loss                                  -                  -           -                 -

Net Assets - at value                         $ 1,104,165        $ 1,104,165 $       -         $ 1,104,165
                                              -----------        ----------- -----------       -----------
Shares                                          1,104,191
NAV                                           $      1.00


Shares - Fund Class                                                                              1,104,191
NAV - Fund Class                                                                               $      1.00
                                                                                               $ 1,104,165
                                                                                               -----------


(a) As a result of the proposed  reorganization,  investments in unaffiliated  issuers and non-controlled affiliated  issuers,  Assets net of  liabilities  at Portfolio  (if any) and Payables for  collateral  on securities loaned are being transferred from the Portfolio to the Fund.
(b) If the proposed reorganization had occurred at October 31, 1999, deferred organization costs, if any, would have been borne by the  administrator;  however,  these costs are  expected  to be fully  amortized before the date of the reorganization.


                                                                129


                                        Pro Forma Combining Statement of Operations (unaudited)
                                                            (000's omitted)
                                                     Period ended October 31, 1999
                                                                                                Pro Forma
                                                As Reported                                    (unaudited)
                                               -----------------                               --------------

                                               Income Fund        Subtotal    Adjustments       Cash Reserves

Investment income
Investment income from Portfolio               $   54,196        $  54,196    $   (54,196) (c)  $         -
Interest income                                       -                -           54,196              54,196
                                               ----------        ---------    -----------       -------------
     Total Income                                  54,196           54,196            -                54,196
                                               ----------        ---------    -----------       -------------
Expenses
Administration fee                                  2,845            2,845            -                 2,845
Investment management fee                             -                -            2,487  (d)          2,487
Accounting fees                                       -                -               10  (d)             10
Amortization of deferred organization costs           -                -              -                   -
Audit                                                   9                9             27  (d)             36
Custodian                                              10               10            225  (d)            235
Insurance expense                                     -                -                9  (d)              9
Rembursement of expenses previously
assumed by administrator                              -                -              -                   -
Legal                                                  16               16             23  (d)             39
Registration & filing fees                             74               74            -                    74
Shareholder reports                                    98               98            -                    98
Transfer agent                                        384              384            -                   384
Trustees                                               52               52             54  (d)            106
Miscellaneous                                          48               48            -    (d)             48
Portfolio expenses                                  2,835            2,835         (2,835) (d)            -
                                               ----------        ---------    -----------       -------------
                                   Gross            6,371            6,371            -                 6,371
                                               ----------        ---------    -----------       -------------
 Reductions                                           -                -              -                   -
                                               ----------        ---------    -----------       -------------
                                     Net            6,371            6,371            -                 6,371

Net Investment Income (Loss)                       47,825           47,825            -                47,825

Realized and Unrealized Gain (Loss) on
Investments from Corresponding Portfolio

Net realized gain/loss on investment
securities                                             (4)              (4)             4  (e)            -
Change in net unrealized
appreciation/depreciation on investments              -                -              -    (e)            -
                                               ----------        ---------    -----------       -------------

Realized and Unrealized Gain (Loss) on
Investments

Net realized gain/loss on investment
securities                                            -                                (4) (e)            (4)
Change in net unrealized
appreciation/depreciation on investments              -                               -    (e)            -
                                               ----------                     -----------       -------------
Net gain (loss) on investments                         (4)              (4)           -                   (4)
                                               ----------        ---------    -----------       -------------
Net increase (decrease) in net assets
resulting from operations                      $   47,821           47,821            -                47,821
                                               ----------        ---------    -----------       -------------


(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated  issuers or non-controlled affiliated issuers that were received by the Portfolio.
(d)  Expenses  allocated  from the  Portfolio.  Expenses  are  expected  to be reduced as a result of the reorganization; however, the Company is unable to estimate the reduction.
(e) Realized and unrealized  gains (losses) on investments  from the Portfolio would be recognized by the
Fund directly.



                                                                130

                                                               High Yield
                                  Pro Forma Combining Statement of Assets and Liabilities (unaudited)
                                              (000's omitted except for per share amounts)
                                                            October 31, 1999

                                                                                                Pro Forma
                                                As Reported                                    (unaudited)
                                               -----------------                               --------------

                                               Income Fund        Subtotal    Adjustments       High Yield

ASSETS
Investment in corresponding Portfolio          $    24,022        $ 24,022    $   (24,022)(a)
Investment in unaffiliated issuers and non
and non-controlled affiliated issuers                  -               -           23,397 (a)   $   23,397
Assets net of liabilities at Portfolio                 -               -              625 (a)          625
Deferred organization costs                             48              48            (48)(b)          -
Receivable for Trust shares sold                         1               1            -                  1
Receivable from administrator                          -               -               48 (b)           48
                                               -----------       ---------    -----------     ------------
                        Subtotal                    24,071          24,071            -             24,071
                                               -----------       ---------    -----------     ------------
LIABILITIES
Dividends Payable                                       77              77            -   (a)           77
Payable for Fund expenses                              -               -              -                -
Payable for Trust shares redeemed                      165             165            -                165
Payable to Administrator                                 7               7            -                  7
Accrued expenses                                        16              16            -                 16
                                               -----------       ---------    -----------     ------------
                        Subtotal                       265             265            -                265
                                               -----------       ---------    -----------     ------------

Net Assets - at value                          $    23,806       $  23,806    $       -       $     23,806
                                               -----------       ---------    -----------     ------------
Net Assets consist of

Par value                                      $         3       $       3    $       -       $          3
Paid-in capital                                     27,495          27,495            -             27,495
Dividends in excess of net investment income           -               -              -                -

Accumulated realized gain/loss                      (1,248)         (1,248)           -             (1,248)
Unrealized gain/loss                                (2,444)         (2,444)           -             (2,444)
                                               -----------       ---------    -----------     ------------

Net Assets - at value                          $    23,806       $  23,806    $       -       $     23,806

Shares                                               2,744
NAV                                            $      8.68


Shares - Fund Class                                                                                  2,744
NAV - Fund Class                                                                              $       8.68
                                                                                              $     23,806
                                                                                              ------------


(a) As a result of the proposed  reorganization,  investments in unaffiliated  issuers and non-controlled affiliated  issuers,  Assets net of  liabilities  at Portfolio  (if any) and Payables for  collateral  on securities loaned are being transferred from the Portfolio to the Fund.
(b) If the proposed reorganization had occurred at October 31, 1999, deferred organization costs, if any, would have been borne by the  administrator;  however,  these costs are  expected  to be fully  amortized before the date of the reorganization.


                                                                131


                                        Pro Forma Combining Statement of Operations (unaudited)
                                                            (000's omitted)
                                                     Period ended October 31, 1999

                                                                                                Pro Forma
                                                As Reported                                    (unaudited)
                                                                                               --------------

                                               Income Fund        Subtotal    Adjustments       High Yield

Investment income
Investment income from Portfolio               $     2,658        $  2,658    $    (2,658)(c)   $      -
Interest income                                        -               -            2,658            2,658
                                               -----------       ---------    -----------       ----------
   Total Income                                      2,658           2,658            -              2,658
                                               -----------       ---------    -----------       ----------
Expenses
Administration fee                                      71              71            -                 71
Investment management fee                              -               -              100 (d)          100
Accounting fees                                        -               -               10 (d)           10
Amortization of deferred Organization costs             14              14            -                 14
Audit                                                    5               5             23 (d)           28
Custodian                                               10              10             36 (d)           46
Insurance expense                                      -               -              -   (d)          -
Rembursement of expenses previously
assumed by administrator                               -               -              -                -
Legal                                                   18              18             17 (d)           35
Registration & filing fees                              23              23            -                 23
Shareholder reports                                     11              11            -                 11
Transfer agent                                          22              22            -                 22
Trustees                                                 6               6              6 (d)           12
Miscellaneous                                            2               2            -   (d)            2
Portfolio expenses                                     192             192           (192)(d)          -
                                               -----------       ---------    -----------       ----------
                                  Gross                374             374            -                374
Reductions                                            (112)           (112)           -               (112)
                                               -----------       ---------    -----------       ----------
                                    Net                262             262            -                262
                                               -----------       ---------    -----------       ----------

Net Investment Income (Loss)                         2,396             -            2,396            2,396

Realized and Unrealized Gain (Loss) on
Investments from Corresponding Portfolio

Net realized gain/loss on investment
securities                                          (1,206)         (1,206)         1,206 (e)          -
Change in net unrealized
appreciation/depreciation on investments              (783)           (783)           783 (e)          -
                                               -----------       ---------    -----------       ----------

Realized and Unrealized Gain (Loss) on
Investments

Net realized gain/loss on investment
securities                                             -                           (1,206)(e)       (1,206)
Change in net unrealized
appreciation/depreciation on investments               -                             (783)(e)         (783)
                                               -----------                    -----------       ----------
Net gain (loss) on investments                      (1,989)         (1,989)           -             (1,989)
                                               -----------       ---------    -----------       ----------

Net increase (decrease) in net assets
resulting from operations                      $       407       $     407    $       -         $      407
                                               -----------       ---------    -----------       ----------


(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated  issuers or non-controlled affiliated issuers that were received by the Portfolio.
(d)  Expenses  allocated  from the  Portfolio.  Expenses  are  expected  to be reduced as a result of the reorganization; however, the Company is unable to estimate the reduction.
(e) Realized and unrealized  gains (losses) on investments  from the Portfolio would be recognized by the
Fund directly.


                                                                132

                                                            Municipal Money
                                  Pro Forma Combining Statement of Assets and Liabilities (unaudited)
                                              (000's omitted except for per share amounts)
                                                            October 31, 1999

                                                                                                Pro Forma
                                                As Reported                                    (unaudited)
                                               -----------------                               --------------
                                                                                                 Municipal
                                               Income Fund        Subtotal    Adjustments       Money Fund

ASSETS
Investment in corresponding Portfolio          $   293,992       $ 293,992    $  (293,992) (a)
Investment in unaffiliated issuers and non-
controlled affiliated issuers                          -               -           286,756 (a)  $  286,756
Assets net of liabilities at Portfolio                 -               -             7,236 (a)       7,236
Deferred organization costs                            -               -               -   (b)         -
Receivable for Trust shares sold                         8               8             -                 8
Receivable from administrator                          -               -               -   (b)         -
                                               -----------       ---------    ------------      ----------
                        Subtotal                   294,000         294,000             -           294,000
                                               -----------       ---------    ------------      ----------

LIABILITIES
Dividends Payable                                        4               4             -   (a)           4
Payable for Fund expenses                              -               -               -               -
Payable for Trust shares redeemed                      111             111             -               111
Payable to Administrator                                67              67             -                67
Accrued expenses                                        44              44             -                44
                                               -----------       ---------    ------------      ----------
                        Subtotal                       226             226             -               226
                                               -----------       ---------    ------------      ----------
Net Assets - at value                          $   293,774       $ 293,774    $        -        $  293,774
                                               -----------       ---------    ------------      ----------

Net Assets consist of

Par value                                      $       294       $     294    $        -        $     294
Paid-in capital                                    293,479         293,479             -          293,479
Dividends in excess of net                             -               -               -              -

Accumulated realized gain/loss                           1               1             -                1
Unrealized gain/loss                                   -               -               -              -
                                               -----------       ---------    ------------      ----------

Net Assets - at value                          $   293,774       $ 293,774    $        -        $  293,774
                                               -----------       ---------    ------------      ----------

Shares                                            293,846
NAV                                            $     1.00


Shares - Fund Class                                                                                293,846
NAV - Fund Class                                                                                $     1.00
                                                                                                $  293,774
                                                                                                ----------


(a) As a result of the proposed  reorganization,  investments in unaffiliated  issuers and non-controlled affiliated  issuers,  Assets net of  liabilities  at Portfolio  (if any) and Payables for  collateral  on securities loaned are being transferred from the Portfolio to the Fund.

(b) If the proposed reorganization had occurred at October 31, 1999, deferred organization costs, if any, would have been borne by the  administrator;  however,  these costs are  expected  to be fully  amortized before the date of the reorganization.



                                                                133

                                        Pro Forma Combining Statement of Operations (unaudited)
                                                            (000's omitted)
                                                     Period ended October 31, 1999

                                                                                                Pro Forma
                                                As Reported                                    (unaudited)
                                                                                               --------------
                                                                                                 Municipal
                                               Income Fund        Subtotal    Adjustments       Money Fund

Investment income
Investment income from Portfolio               $     7,259       $   7,259    $     (7,259)(c)  $      -
Interest income                                        -               -             7,259           7,259
                                               -----------       ---------    ------------      ----------
     Total Income                                    7,259           7,259             -             7,259
                                               -----------       ---------    ------------      ----------

Expenses
Administration fee                                     604             604             -               604
Investment management fee                              -               -               560 (d)         560
Accounting fees                                        -               -                10 (d)          10
Amortization of deferred organization costs            -               -               -               -
Audit                                                    9               9              33 (d)          42
Custodian                                               10              10             123 (d)         133
Insurance expense                                      -               -                 2 (d)           2
Rembursement of expenses previously
assumed by administrator                               -               -               -               -
Legal                                                   15              15              13 (d)          28
Registration & filing fees                              27              27             -                27
Shareholder reports                                     28              28             -                28
Transfer agent                                          33              33             -                33
Trustees                                                15              15              15 (d)          30
Miscellaneous                                           10              10             -   (d)          10
Portfolio expenses                                     756             756            (756)(d)         -
                                               -----------       ---------    ------------      ----------
                           Gross                     1,507           1,507             -             1,507
Reductions                                              (7)             (7)            -                (7)
                                               -----------       ---------    ------------      ----------
                             Net                     1,500           1,500             -             1,500
                                               -----------       ---------    ------------      ----------

Net Investment Income (Loss)                         5,759           5,759             -             5,759
                                               -----------       ---------    ------------      ----------

Realized and Unrealized Gain (Loss) on
Investments from Corresponding Portfolio

Net realized gain/loss on investment
securities                                               1               1              (1)(e)         -
Change in net unrealized
appreciation/depreciation on investments               -               -               -   (e)         -
                                               -----------       ---------    ------------      ----------

Realized and Unrealized Gain (Loss) on
Investments

Net realized gain/loss on investment
securities                                             -                                 1 (e)           1
Change in net unrealized
appreciation/depreciation on investments               -                               -   (e)         -
                                               -----------                    ------------      ----------
Net gain (loss) on investments                           1               1             -                 1
                                               -----------       ---------    ------------      ----------

Net increase (decrease) in net assets
resulting from operations                      $     5,760       $   5,760    $        -        $    5,760
                                               -----------       ---------    ------------      ----------


(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated  issuers or non-controlled affiliated issuers that were received by the Portfolio.
(d)  Expenses  allocated  from the  Portfolio.  Expenses  are  expected  to be reduced as a result of the reorganization; however, the Company is unable to estimate the reduction.
(e) Realized and unrealized  gains (losses) on investments  from the Portfolio would be recognized by the
Fund directly.


                                                                134

                                                       MUNICIPAL SECURITIES TRUST
                               Pro Forma Combining Statement of Assets and Liabilities (unaudited)
                                              (000's omitted except for per share amounts)
                                                            October 31, 1999

                                                                                                Pro Forma
                                                As Reported                                    (unaudited)
                                               -----------------                               -----------------
                                                                                                   Municipal
                                               Income Fund        Subtotal    Adjustments       Securities Trust

ASSETS
Investment in corresponding Portfolio          $    34,987       $  34,987    $   (34,987) (a)
Investment in unaffiliated issuers and non-
controlled affiliated issuers                          -               -           34,506  (a)  $     34,506
Assets net of liabilities at Portfolio                 -               -              481  (a)           481
Deferred organization costs                            -               -              -    (b)           -
Receivable for Trust shares sold                        40              40            -                   40
Receivable from administrator                            4               4            -    (b)             4
                                               -----------       ---------    -----------       ------------
                        Subtotal                    35,031          35,031            -               35,031
                                               -----------       ---------    -----------       ------------

LIABILITIES
Dividends Payable                                       39              39            -    (a)            39
Payable for Fund expenses                              -               -              -                  -
Payable for Trust shares redeemed                      -               -              -                  -
Payable to Administrator                               -               -              -                  -
Accrued expenses                                        35              35            -                   35
                                               -----------       ---------    -----------       ------------
                        Subtotal                        74              74            -                   74
                                               -----------       ---------    -----------       ------------

Net Assets - at value                          $    34,957       $  34,957    $       -         $     34,957
                                               -----------       ---------    -----------       ------------

Net Assets consist of

Par value                                      $        3        $       3    $       -         $          3
Paid-in capital                                    35,657           35,657            -               35,657
Dividends in excess of net investment income          -                -              -                  -

Accumulated realized gain/loss                       (125)            (125)           -                 (125)
Unrealized gain/loss                                 (578)            (578)           -                 (578)
                                               -----------       ---------    -----------       ------------

Net Assets - at value                          $   34,957           34,957            -         $     34,957
                                               -----------       ---------    -----------       ------------

Shares                                              3,244
NAV                                            $    10.78


Shares - Fund Class                                                                                    3,244
NAV - Fund Class                                                                                $      10.78
                                                                                                $     34,957
                                                                                                ------------


(a) As a result of the proposed  reorganization,  investments in unaffiliated  issuers and non-controlled affiliated  issuers,  Assets net of  liabilities  at Portfolio  (if any) and Payables for  collateral  on securities loaned are being transferred from the Portfolio to the Fund.

(b) If the proposed reorganization had occurred at October 31, 1999, deferred organization costs, if any, would have been borne by the  administrator;  however,  these costs are  expected  to be fully  amortized before the date of the reorganization.



                                                                135

                                        Pro Forma Combining Statement of Operations (unaudited)
                                                            (000's omitted)
                                                     Period ended October 31, 1999

                                                                                                Pro Forma
                                                As Reported                                    (unaudited)
                                               -----------------                               -----------------
                                                                                                   Municipal
                                               Income Fund        Subtotal    Adjustments       Securities Trust

Investment income
Investment income from Portfolio               $     1,780       $   1,780    $    (1,780) (c)  $        -
Interest income                                        -               -            1,780              1,780
                                               -----------       ---------    -----------       ------------
     Total Income                                    1,780           1,780            -                1,780
                                               -----------       ---------    -----------       ------------

Expenses
Administration fee                                     103             103            -                  103
Investment management fee                              -               -               95  (d)            95
Accounting fees                                        -               -               10  (d)            10
Amortization of deferred organization costs
Audit                                                    8               8             25  (d)            33
Custodian                                               10              10             34  (d)            44
Insurance expense                                      -               -              -    (d)           -
Rembursement of expenses previously
assumed by administrator                               -               -              -                  -
Legal                                                   15              15             13  (d)            28
Registration & filing fees                              25              25            -                   25
Shareholder reports                                     22              22            -                   22
Transfer agent                                          30              30            -                   30
Trustees                                                 7               7              7  (d)            14
Miscellaneous                                            3               3            -    (d)             3
Portfolio expenses                                     184             184           (184) (d)           -
                                               -----------       ---------    -----------       ------------
                           Gross                       407             407            -                  407
Reductions                                            (159)           (159)           -                 (159)
                                               -----------       ---------    -----------       ------------
                             Net                       248             248            -                  248
                                               -----------       ---------    -----------       ------------

Net Investment Income (Loss)                         1,532           1,532            -                1,532
                                               -----------       ---------    -----------       ------------

Realized and Unrealized Gain (Loss) on
 Investments from Corresponding Portfolio

Net realized gain/loss on investment
securities                                             122             122           (122) (e)           -
Change in net unrealized
appreciation/depreciation on investments            (2,049)         (2,049)         2,049  (e)           -
                                               -----------       ---------    -----------       ------------

Realized and Unrealized Gain (Loss) on
Investments

Net realized gain/loss on investment
securities                                               -                            122  (e)           122
Change in net unrealized
appreciation/depreciation on investments                 -                         (2,049) (e)        (2,049)
                                               -----------                    -----------       ------------
Net gain (loss) on investments                      (1,927)         (1,927)           -               (1,927)
                                               -----------       ---------    -----------       ------------
Net increase (decrease) in net assets
resulting from operations                      $      (395)      $    (395)           -         $       (395)
                                               -----------       ---------    -----------       ------------


(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated  issuers or non-controlled affiliated issuers that were received by the Portfolio.

(d)  Expenses  allocated  from the  Portfolio.  Expenses  are  expected  to be reduced as a result of the reorganization;  however,  the Company is unable to estimate the  reduction.  (e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.





                                                                136

                                         INSTITUTIONAL CASH

                 PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                            (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

                                            JUNE 30, 2000


                                                AS REPORTED                                          PRO FORMA
                                                ------------------------                            (UNAUDITED)
                                                                                                    ----------

                                                                                                    INSTITUTIONAL
                                                INCOME TRUST     SUBTOTAL       ADJUSTMENTS         CASH FUND


ASSETS
Investment in corresponding Portfolio           $   326,686      $   326,686    $  (326,686)(a)
Investment in unaffiliated issuers and
 non-controlled affiliated issuers                        -                -        326,555 (a)     $   326,555
Assets net of liabilities at Portfolio                    -                -            131 (a)             131
Deferred organization costs                               -                -                (b)               -
Receivable for Trust shares sold                          -                -              -                   -
Receivable from administrator                             -                -              - (b)               -
                                                -----------      -----------    -----------         -----------
                  Subtotal                          326,686          326,686              -             326,686


LIABILITIES
Dividends Payable                                     1,503            1,503              - (a)           1,503
Payable for Fund expenses                                 -                -              -                   -
Payable for Trust shares redeemed                         -                -              -                   -
Payable to Administrator                                 30               30              -                  30
Accrued expenses                                         20               20              -                  20
                                                -----------      -----------    -----------         -----------
                  Subtotal                            1,553            1,553              -               1,553
                                                -----------      -----------    -----------         -----------

NET ASSETS - AT VALUE                           $   325,133          325,133              -             325,133


NET ASSETS CONSIST OF

Par value                                       $       325              325              -                 325
Paid-in capital                                     324,808          324,808              -             324,808
Dividends in excess of net
 investment income                                        -                -              -                   -
Accumulated realized gain/loss                            -                -              -                   -
Unrealized gain/loss                                      -                -              -                   -
                                                -----------      -----------    -----------         -----------

NET ASSETS - AT VALUE                           $   325,133      $   325,133    $        -          $   325,133
                                                ===========      ===========    ===========         ===========

Shares                                              325,133
NAV                                             $      1.00




Shares - Trust Class                                                                                    325,133
NAV - Trust Class                                                                                   $      1.00
                                                                                                    $   325,133
                                                                                                    ===========

(a) As a result of the proposed reorganization, investments in unaffiliated issuers and non-controlled affiliated issuers, Assets net of liabilities at Portfolio (if any) and Payables for collateral on securities loaned are being transferred from the Portfolio to the Fund.

(b) If the proposed reorganization had occurred at June 30, 2000, deferred organization costs, if any, would have been borne by the administrator; however, these costs are expected to be fully amortized before the date of the reorganization.




                                                                137

                         PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                            (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

                                            JUNE 30, 2000


                                                AS REPORTED                                          PRO FORMA
                                                ------------------------                            (UNAUDITED)
                                                                                                    ----------

                                                                                                    INSTITUTIONAL
                                                INCOME TRUST     SUBTOTAL       ADJUSTMENTS         CASH FUND


INVESTMENT INCOME
Investment income from Portfolio                $     1,871      $    1,871     $   (1,871)(c)     $         -
Interest income                                           -               -          1,871               1,871
                                                -----------      ----------     ----------         -----------
     Total Income                                     1,871           1,871              -               1,871
                                                -----------      ----------     ----------         -----------

EXPENSES
Administration fee                                       40              40              -                  40
Investment management fee                                 -               -             27 (d)              27
Accounting fees                                           -               -              - (d)               -
Amortization of deferred
 organization costs                                       -               -              -                   -
Audit                                                     3               3              7 (d)              10
Custodian                                                 2               2             11 (d)              13
Insurance expense                                         -               -              - (d)               -
Rembursement of expenses previously
 assumed by administrator                                 -               -              -                   -
Legal                                                     2               2              3 (d)               5
Registration & filing fees                                -               -              -                   -
Shareholder reports                                       6               6              -                   6
Transfer agent                                            -               -              -                   -
Trustees                                                  1               1              3 (d)               4
Miscellaneous                                            14              14              - (d)              14
Portfolio expenses                                       51              51            (51)(d)               -
                                                -----------      ----------     ----------         -----------
                     GROSS
                                                        119             119              -                 119
Reductions                                              (10)            (10)             -                 (10)
                       NET                              109             109              -                 109



NET INVESTMENT INCOME (LOSS)                          1,762           1,762              -               1,762
                                                -----------      ----------     ----------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS FROM CORRESPONDING PORTFOLIO

Net realized gain/loss on investment securities           -               -              - (e)               -
Change in net unrealized appreciation/
 depreciation on investments                              -               -              - (e)               -
                                                -----------      ----------     ----------         -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain/loss on investment securities           -                              - (e)               -
Change in net unrealized appreciation/
 depreciation on investments                              -                              -    (e)            -
Net gain (loss) on investments                            -               -              -                   -
                                                -----------      ----------     ----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      $     1,762      $    1,762     $        -         $     1,762
                                                ===========      ==========     ==========         ===========


(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated issuers or non-controlled affiliated issuers that were received by the Portfolio.
(d) Expenses allocated from the Portfolio. Expenses are expected to be reduced as a result of the reorganization;
however, the Company is unable to estimate the reduction.
 (e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.




                                                                138

                                        LIMITED MATURITY BOND

                       PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                      (UNAUDITED) (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)

                                          OCTOBER 31, 1999
                                                                                                             PRO FORMA
                                             AS REPORTED                                                    (UNAUDITED)
                                            ---------------------------------                               -----------

                                                                                                             LIMITED MATURITY
                                        INCOME FUND     INCOME TRUST    SUBTOTAL        ADJUSTMENTS              BOND FUND


ASSETS
Investment in corresponding Portfolio   $   228,422     $    41,705     $  270,127      $  (270,127)(a)
Investment in unaffiliated issuers and                                                       $
 non-controlled affiliated issuers                -               -              -          274,289 (a)      $   274,289
Assets net of liabilities at Portfolio            -               -              -                - (a)                -
Deferred organization costs                       -               -              -                - (b)                -
Receivable for Trust shares sold                 26              45             71                -                   71
Receivable from administrator                     -               -              -                - (b)                -
                                        -----------     -----------     ----------      -----------          -----------
                  Subtotal                  228,448          41,750        270,198            4,162              274,360
                                        -----------     -----------     ----------      -----------          -----------

LIABILITIES
Dividends Payable                               244               1            245                - (a)              245
Liabilities net of expenses
 at Portfolio                                     -               -              -            4,162                4,162
Payable for Trust shares redeemed             1,006             103          1,109                -                1,109
Payable to Administrator                         62              21             83                -                   83
Accrued expenses                                 95              76            171                -                  171
                                        -----------     -----------     ----------      -----------          -----------
                  Subtotal                    1,407             201          1,608            4,162                5,770

NET ASSETS - AT VALUE                   $   227,041     $    41,549     $  268,590      $         -          $   268,590
                                        ===========     ===========     ==========      ===========          ===========

NET ASSETS CONSIST OF

Par value                               $        24               5     $       29      $         -          $        29
Paid-in capital                             252,925          44,408        297,333                -              297,333
Dividends in excess of net
 investment income                             (105)             (1)          (106)               -                 (106)
Accumulated realized gain/loss              (20,369)         (1,584)       (21,953)               -              (21,953)
Unrealized gain/loss                         (5,434)         (1,279)        (6,713)               -               (6,713)
                                        -----------     -----------     ----------      -----------          -----------

NET ASSETS - AT VALUE                   $   227,041     $    41,549     $  268,590      $         -          $   268,590
                                        ===========     ===========     ==========      ===========          ===========

Shares                                       23,872           4,584
NAV                                     $      9.51     $      9.06



Shares - Fund Class                                                                                               23,872
NAV - Fund Class                                                                                             $      9.51
                                                                                                             $   227,041
                                                                                                             ===========

Shares- Trust Class                                                                                                4,584
NAV- Trust Class                                                                                             $      9.06
                                                                                                             $    41,549
                                                                                                             ===========

(a) As a result of the proposed reorganization, investments in unaffiliated issuers and non-controlled affiliated issuers, liabilities net of assets at Portfolio (if any) and Payables for collateral on securities loaned are being transferred from the Portfolio to the Fund.

(b) If the proposed reorganization had occurred at October 31, 1999, deferred organization costs, if any, would have been borne by the administrator; however, these costs are expected to be fully amortized before the date of the reorganization.





                                                                139

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
            (UNAUDITED) (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS)
                          PERIOD ENDED OCTOBER 31, 1999


                                                                                                             PRO FORMA
                                             AS REPORTED                                                    (UNAUDITED)
                                            ---------------------------------                               -----------

                                                                                                             LIMITED MATURITY
                                        INCOME FUND     INCOME TRUST    SUBTOTAL        ADJUSTMENTS              BOND FUND
                                                                                                                    FUND

INVESTMENT INCOME
Investment income from Portfolio        $  17,357       $    3,685      $  21,042       $   (21,042)(c)      $         -
Interest income                                -                 -              -            21,042               21,042
                                        ---------       ----------      ---------       -----------          -----------
     Total Income                          17,357            3,685         21,042                 -               21,042
                                        ---------       ----------      ---------       -----------          -----------

EXPENSES
Administration fee                            703              277            980                 -                  980
Investment management fee                       -                -              -               792 (d)              792
Accounting fees                                 -                -              -                10 (d)               10
Amortization of deferred
 organization costs                             -                -              -                 -                    -
Audit                                           4                1              5                23 (d)               28
Custodian                                      10               10             20               127 (d)              147
Insurance expense                               -                -              -                 4 (d)                4
Rembursement of expenses previously
 assumed by administrator                       -                -              -                 -                    -
Legal                                          16               22             38                16 (d)               54
Registration & filing fees                     29               40             69                 -                   69
Shareholder reports                            49               70            119                 -                  119
Transfer agent                                224               20            244                 -                  244
Trustees                                       16                3             19                20 (d)               39
Miscellaneous                                  14                2             16                 - (d)               16
Portfolio expenses                            818              174            992              (992)(d)                -
                                        ---------       ----------      ---------       -----------          -----------
                     GROSS                  1,883              619          2,502                 -                2,502
Reductions                                    (58)            (175)          (233)                -                 (233)
                                        ---------       ----------      ---------       -----------          -----------
                       NET                  1,825              444          2,269                 -                2,269
                                        ---------       ----------      ---------       -----------          -----------


NET INVESTMENT INCOME (LOSS)               15,532            3,241         18,773                 -               18,773
                                        ---------       ----------      ---------       -----------          -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS FROM CORRESPONDING PORTFOLIO

Net realized gain/loss on
 investment securities                     (3,322)            (710)        (4,032)            4,032 (e)                -
Change in net unrealized appreciation
 /depreciation on investments              (6,966)          (1,534)        (8,500)            8,500 (e)                -
                                        ---------       ----------      ---------       -----------          -----------


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain/loss on
 investment securities                          -                -                          (4,032) (e)           (4,032)
Change in net unrealized appreciation
 /depreciation on investments                   -                -                          (8,500) (e)           (8,500)
                                        ---------       ----------      ---------       -----------          -----------
Net gain (loss) on investments            (10,288)          (2,244)       (12,532)               -               (12,532)
                                        ---------       ----------      ---------       -----------          -----------

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS                              $   5,244              997          6,241                -                 6,241

(c) Income shown in the Pro Forma column reflects amounts received directly from unaffiliated issuers or non-controlled affiliated issuers that were received by the Portfolio.

(d) Expenses allocated from the Portfolio. Expenses are expected to be reduced as a result of the reorganization;
however, the Company is unable to estimate the reduction.

(e) Realized and unrealized gains (losses) on investments from the Portfolio would be recognized by the Fund directly.



                                                                140

                       COVER



KIRKPATRICK & LOCKHART LLP                 1800 Massachusetts Avenue, NW
                                           Second Floor
                                           Washington, DC 20036-1800
                                           202.778.9000
                                           www.kl.com



Fatima Sulaiman
(202) 778-9223
fsulaiman@kl.com

                                 August 25, 2000


EDGAR FILING
------------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

                          Re:     Form N-14
                                  Definitive Filing
                                  Neuberger Berman Equity Funds
                                  1933 Act File No. 333-40090
                                  1940 Act File No. 811-7784
                                  --------------------------
Ladies and Gentlemen:

         Transmitted herewith for filing pursuant to the Securities Act of 1933, as amended ("1933 Act"), is a definitive copy of the Registration Statement on Form N-14 for Neuberger Berman Equity Funds ("Trust").

         As previously discussed with the staff, the Registration Statement on Form N-14 contains a Combined Proxy Statement and Prospectus. The Combined Proxy Statement and Prospectus, and the Statement of Additional Information filed therewith, are filed in the form in which they will be used.

         If you have any questions concerning the foregoing, please do not hesitate to contact me at (202) 778-9223 or Arthur C. Delibert at (202) 778-9042. Thank you for your attention to this matter.

                                      Sincerely yours,

                                      /s/ Fatima Sulaiman

                                      Fatima Sulaiman

Enclosures